As filed with the Securities and Exchange Commission on October 29, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

All Cap Core Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

International Select Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Intrinsic Value Fund

Large Cap Disciplined Growth Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Socially Responsive Fund

Value Fund

World Equity Fund

Annual Report

August 31, 2015

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
All Cap Core Fund	2
Emerging Markets Equity Fund	5
Equity Income Fund	8
Focus Fund	11
Genesis Fund	14
Global Equity Fund	17
Global Real Estate Fund	20
Greater China Equity Fund	23
Guardian Fund	27
International Equity Fund	30
International Select Fund	33
Intrinsic Value Fund	36
Large Cap Disciplined Growth Fund	39
Large Cap Value Fund	42
Mid Cap Growth Fund	46
Mid Cap Intrinsic Value Fund	49
Multi-Cap Opportunities Fund	52
Real Estate Fund	55
Small Cap Growth Fund	58
Socially Responsive Fund	61
Value Fund	64
World Equity Fund	67
FUND EXPENSE INFORMATION	76
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
All Cap Core Fund	80
Emerging Markets Equity Fund	81
Positions by Industry	83
Equity Income Fund	84

Focus Fund	86
Genesis Fund	87
Global Equity Fund	90
Positions by Industry	92
Global Real Estate Fund	93
Positions by Sector	95
Greater China Equity Fund	96
Guardian Fund	98
International Equity Fund	99
Positions by Industry	101
International Select Fund	102
Positions by Industry	104
Intrinsic Value Fund	105
Large Cap Disciplined Growth Fund	107
Large Cap Value Fund	109
Mid Cap Growth Fund	110
Mid Cap Intrinsic Value Fund	112
Multi-Cap Opportunities Fund	114
Real Estate Fund	115
Small Cap Growth Fund	116
Socially Responsive Fund	118
Value Fund	120
World Equity Fund	121
Positions by Industry	123
FINANCIAL STATEMENTS	135
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
All Cap Core Fund	203
Emerging Markets Equity Fund	203
Equity Income Fund	205
Focus Fund	207
Genesis Fund	209
Global Equity Fund	211
Global Real Estate Fund	213
Greater China Equity Fund	213

Guardian Fund	215
International Equity Fund	217
International Select Fund	219
Intrinsic Value Fund	221
Large Cap Disciplined Growth Fund	223
Large Cap Value Fund	225
Mid Cap Growth Fund	227
Mid Cap Intrinsic Value Fund	231
Multi-Cap Opportunities Fund	233
Real Estate Fund	235
Small Cap Growth Fund	237
Socially Responsive Fund	239
Value Fund	243
World Equity Fund	243
Reports of Independent Registered Public Accounting Firms	250
Directory	253
Trustees and Officers	254
Proxy Voting Policies and Procedures	262
Quarterly Portfolio Schedule	262
Board Consideration of the Management and Sub-Advisory Agreements	263
Notice to Shareholders	265

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

This report covers a period of contrasts between headlines and realities, at what in our view is likely the start of a return to more historically normal equity market conditions, both in terms of returns and investor behavior.

The S&P 500® Index closed the 12 months ended August 31, 2015 up 0.48%. For most of the period, the market was range-bound with a volatile but positive trend; in August, sentiment shifted sharply and the market gave back most of its gains.

Although the S&P 500 has enjoyed multiple years of above-average returns since 2008's financial crisis, given the combination of a global debt overhang and memories of the crisis, investor sentiment has been unusually susceptible to headline news. This reporting period was no exception. From the Ebola crisis, to the possibility of a "Grexit" from the eurozone, to falling oil and commodities prices and a strengthening U.S. dollar, to the consensus around U.S. Federal Reserve action this year, to August's slower growth, market correction, and currency revaluation in China, investors had no shortage of macro distractions.

What did not make dramatic headlines was continuing healthy corporate and economic news, particularly in the U.S., but also in Europe and Japan. Corporate earnings, profits and cash flows were generally strong this period, outside of the headwinds facing energy- and materials-related companies as well as U.S.-based multinationals from commodity pricing and the strong dollar.

Looking at the U.S. economy, both residential and non-residential construction data have been healthy (the latter being especially significant given the contraction in energy-infrastructure spending amid plunging oil prices), labor markets have continued to tighten, and auto sales have set post-crisis records. Consumer confidence is elevated, and consumer spending has been steady—with real purchasing power likely in our view to improve as wages rise and American households benefit from lower gas prices. Several weeks ago, the U.S. Bureau of Economic Analysis updated its second quarter 2015 GDP growth estimate to 3.7%, from the first quarter's increase of 0.6%. Across Europe and in Japan, GDP growth is now solidly positive, although estimates for 2015 remain behind that of the U.S.

Looking ahead, while macro events still have the potential to shock the system—including China (though the official growth rate of the world's second largest economy remains around 7%), and Federal Reserve policy (which seems likely to remain supportive of economic growth even after its eventual rise)—we believe much of this risk may play out in index-type investments, where crowds move in unison. After a period in which unprecedented global policy stimulus created a macro-driven market, we now see evidence of what we believe is a shift back to a focus on fundamentals. We believe talented stock pickers have the advantage in a more typical market, where those able to identify unique opportunities via deep research and solid, tested disciplines, are positioned to outperform.

Thank you for your confidence in Neuberger Berman. We look forward to continuing to serve your investment needs.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

All Cap Core Fund Commentary (Unaudited)

Neuberger Berman All Cap Core Fund Institutional Class generated a total return of –8.91% for the fiscal year ended August 31, 2015, trailing its benchmark, the S&P 500® Index, which returned 0.48% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Although macro headlines such as the Greek and Puerto Rican debt crises, and slowing growth and a currency devaluation in China roiled the markets as this fiscal period was closing, markets were mildly positive for most of the fiscal year. As investors weighed these issues along with expectations for economic growth, the likelihood of the Federal Reserve's first rate increase since the financial crisis, and the impacts of falling commodity prices and a strengthening dollar, sectors such as Energy and Materials saw negative results, while areas including Consumer Discretionary, Consumer Staples and Health Care stocks outperformed.

Early in the fiscal year, we made a conscious decision to reconfigure the composition of the portfolio. We reduced our exposure to the more cyclical, capital-intensive businesses such as Energy and Industrials, replacing them with select Information Technology, Health Care and Consumer Discretionary names. Our Energy holdings, overweight versus the benchmark at 13% of the portfolio as the period began, are now underweight at 7%. Industrials holdings were also reduced from 21% to an underweight. Health Care, at around 4% of the portfolio as the fiscal year began, was just at 9% as the period closed, Information Technology holdings moved from around 12% to around 26%, and Consumer Discretionary was reduced from 17.4% to 16.2%.

Even though we had reduced our exposure to Energy this period, our overweight in late 2014 played a large role in our relative underperformance for the full fiscal year, as oil's 50% price decline weighed heavily on energy-related stocks. Our Consumer Discretionary holdings also underperformed the benchmark. Information Technology was our strongest sector, with our holdings significantly outperforming. Our underweight to Materials, where oversupply has kept commodity prices low, was another relative benefit.

Anticipating the possibility of a period of heightened volatility this summer, we had increased the amount of cash equivalents in the portfolio—from a low of 5.5% at the end of May to roughly 16% today. Cash was a cushion in August when the market stumbled, and it also allowed us to use volatility to our advantage. We selectively added companies we believe will benefit from long-term secular trends, or that are undergoing significant changes we think are underappreciated by the market, at discounted valuations.

We continue to emphasize U.S.-centric positioning within the portfolio, based on our belief that growth in Europe is likely to be moderate at best, and possibly stagnant. Our exposure to China is also quite limited, given our awareness of the slowing that is happening there, and the opaqueness of the information about it.

While volatility may continue given the crowd behavior of passive funds, between the quality of the companies that comprise our repositioned portfolio and our focus on the U.S., where the economy appears to us to remain on a positive if subpar growth trend, we are confident that we are well positioned moving forward.

Sincerely,

Michael K. Kaminsky, Richard Werman, James Gartland and Mindy Schwartzapeel
Portfolio Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

All Cap Core Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	16.2%
Energy	6.7
Financials	14.5
Health Care	9.0
Industrials	6.5
Information Technology	25.8
Utilities	2.7
Other	2.6
Short-Term Investments	16.0
Total	100.0%

PERFORMANCE HIGHLIGHTS26

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	–8.91%	11.88%	4.70%
Class A	12/20/2007	–9.26%	11.39%	4.31%
Class C	12/20/2007	–9.97%	10.55%	3.53%
With Sales Charge
Class A		–14.51%	10.08%	3.51%
Class C		–10.72%	10.55%	3.53%
Index
S&P 500® Index[1,16]		0.48%	15.87%	6.34%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.04%, 1.41% and 2.16% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.21% and 1.96% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

All Cap Core Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a –21.22% total return for the fiscal year ended August 31, 2015, outperforming its benchmark, the MSCI Emerging Markets Index, which posted a –22.67% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Several factors conspired to erode the performance of emerging markets equities this fiscal period. Pressures included falling commodities prices, currencies, increased risk aversion as investors considered likely tightening by the Federal Reserve, slower GDP growth rates in emerging economies including China, and in recent months, a correction in that country's domestic stock market and an unexpected currency devaluation, which we believe damaged the government's credibility.

Nine of 10 index sectors reported double-digit negative returns for the fiscal year, with Energy and Materials being the weakest. The most resilient sector was Health Care, which was down 2.3%. By country, Greece, Colombia and Brazil were the weakest index markets. Hungary outperformed, up 6.6%, followed by the Philippines and India, although both countries posted negative results.

The Fund's Institutional Class outperformed the index as a result of stock selection and an underweight versus the benchmark to Energy, and stock selection and an overweight to Industrials and Information Technology. By country, overweight allocations to India and China, and an underweight to Brazil were advantageous.

Our top contributors were three Indian holdings, Cummins India, Glenmark Pharmaceuticals and Yes Bank. Cummins India, the industrial engine manufacturer, saw growth in both domestic and export businesses, with the potential for more gains should domestic construction and mining activity continue to pick up. Glenmark's stock rose as the company enjoyed strong earnings and profit margins driven by a healthy pipeline of new drugs. Private-sector lender Yes Bank (sold prior to period end) announced better-than-expected earnings as loan growth accelerated and non-interest income was strong.

Although the Fund as a whole outperformed, stock selection within Financials, Materials and Consumer Discretionary (as well as an overweight to the latter underperforming sector), detracted from results relative to the benchmark. By country, South African and Russian holdings detracted, as did our underweight to the outperforming Taiwanese market.

Key individual detractors included Korea-based global automaker Hyundai Motor, which underperformed as domestic sales declined and on fears that a weakening Japanese yen could hurt its global cost competitiveness in the near term. MediaTek, a Taiwanese semiconductor name, corrected on concerns about a growth deceleration in its smart phone and tablet end markets. Brazilian bank Itau Unibanco was hurt by a weakening real and higher interest rates, which constricted loan demand.

With a longer-term view, we believe the recent indiscriminate selling offers attractive opportunities in domestically focused companies in a variety of geographies, both among our current holdings and potentially in new names. We remain broadly cautious about natural resource sectors, however, as we believe that even though their valuations are even cheaper, this speaks to the uncertainty in underlying commodity prices.

We continue to search for opportunities within what we believe are the more favorable markets, targeting the companies we believe are best positioned for growth, and seeking to use near-term volatility to our longer-term advantage.

Sincerely,

Conrad Saldanha
Portfolio Manager

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	–21.22%	–1.30%	7.15%
Class A	10/08/2008	–21.42%	–1.55%	6.89%
Class C	10/08/2008	–22.02%	–2.28%	6.09%
Class R3[10]	06/21/2010	–21.70%	–1.96%	6.61%
Class R6[23]	03/15/2013	–21.14%	–1.25%	7.19%
With Sales Charge
Class A		–25.95%	–2.71%	5.98%
Class C		–22.80%	–2.28%	6.09%
Index
MSCI Emerging Markets Index[1,16]		–22.67%	–0.59%	6.07%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.45%, 1.83%, 2.57%, 2.13% and 1.37% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 1.50%, 2.25%, 1.91% and 1.18% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)

Neuberger Berman Equity Income Fund Institutional Class generated a -4.60% total return for the fiscal year ended August 31, 2015, compared to the 0.48% return of its benchmark, the S&P 500® Index. (Performance for all share classes is provided in the table immediately following this letter.)

Several factors contributed to the loss, including a severe dislocation in the Energy, Utilities and Materials sectors. In more normal markets and historically since the inception of the strategy, the Fund's defensive characteristics and its focus on both yield and growth have allowed it to provide equity-like returns with less volatility than the broader S&P 500 Index.

This period reflected investor uncertainty surrounding the direction of U.S. interest rates, the path of global economic growth, and the imbalance between supply and demand for oil. In the fall of 2014, the Federal Reserve (Fed) announced that the U.S. economy would no longer need further economic stimulus to maintain its upward trajectory, thus ending its quantitative easing program. At the same time, the European Central Bank (ECB) launched its fiscal stimulus program. The Chinese stock market intitially hit extreme highs only to tumble sharply downward as news pointed to the country's declining economic growth rate—and since China is tied to the success of so many commodity exporters, equity markets in Brazil, Australia and even Canada were dramatically affected. Weaker demand for oil, coupled with high oil production in the U.S., fueled a sharp price correction, with West Texas Intermediate crude oil tumbling 50% during this 12-month period.

On the positive side, higher interest rates and low oil prices have typically been favorable for companies in the Financials and Consumer sectors, as was the case this year. Among Financials, three of our top contributors were REITs. On the Consumer Discretionary front, Hasbro and Home Depot (sold prior to period end) were among our top contributors.

We believe that the ECB's monetary stimulus, designed to weaken the euro, should provide further tailwinds to certain European exporters, including Royal Philips, an Industrials company that underperformed during the period.

Weak energy prices impacted several of our oil producers and midstream company holdings. ONEOK, a gas gathering and pipeline company, was hurt by the drastic decline in natural gas liquids prices. Our outlook for natural gas prices is favorable due to what we anticipate will be normalized weather-related demand, the shutdown of coal-fired power plants and LNG export facilities coming on line. A visible decline in U.S. oil production this coming winter could provide support to companies levered to oil prices. The Fund holds an overweight to Energy, with an emphasis on producers with the strongest balance sheets and which we think will be able to maintain their dividends until a pricing recovery ensues.

Looking ahead, with many positive factors driving the U.S. economy in the near term, we do not believe that modest Fed rate increases would either slow momentum in housing or choke off continued growth. Dividend-paying equities can be more attractive than bonds during economic expansions and rising rate environments because earnings often grow, leading to higher dividend payouts for shareholders. We believe the Fund is favorably positioned to benefit from these trends in the months ahead.

Sincerely,

Richard Levine, Tony Gleason and Sandy Pomeroy
Portfolio Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	5.5%
Consumer Staples	4.6
Energy	8.5
Financials	37.8
Health Care	10.0
Industrials	5.4
Information Technology	3.8
Materials	2.5
Telecommunication Services	2.1
Utilities	14.4
Other	3.7
Short-Term Investments	1.7
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2015
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[14]	06/09/2008	–4.60%	8.92%	6.70%
Class A14	06/09/2008	–5.02%	8.50%	6.35%
Class C14	06/09/2008	–5.65%	7.71%	5.73%
Class R3[14]	06/21/2010	–5.22%	8.19%	6.28%
With Sales Charge
Class A14		–10.47%	7.22%	5.64%
Class C14		–6.54%	7.71%	5.73%
Index
S&P 500® Index[1,16]		0.48%	15.87%	6.49%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 14 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.68%, 1.05%, 1.80% and 1.34% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT14

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)

Neuberger Berman Focus Fund Investor Class generated a 0.49% total return for the fiscal year ended August 31, 2015, compared to its benchmark, the S&P 500® Index, which provided a 0.48% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the 12-month reporting period, the equity market withstood some major macro challenges, yet as issues mounted, investor apprehension turned into panic and led to a steep market sell-off by period-end. In the earlier months, anxiety over the Federal Reserve's (Fed) interest rate tightening plan and a sharp decline in crude oil prices caused some tumult in the market. Greece's credit issues and possible exit from the eurozone also drove equities downward at times, as did signs of economic weakness in China and Japan. Still, the market remained resilient for much of the period as focus turned to the improving U.S. economy, signs of progress in Europe and various policy actions taken around the world to provide economic stimulus. But as the September U.S. Fed meeting neared, concerns began to grow about the health of our financial market in a rising rate environment. On top of this, economic data from China appeared to worsen; an unexpected move by the Chinese central bank to devalue the nation's currency sounded an alarm to investors that the global economy could be on shaky ground, which sent the equity market reeling in the final month of the period.

Performance within the S&P 500 Index varied greatly among sectors. Health Care and Consumer Discretionary generated double-digit positive returns, while the Energy sector suffered a decline of over 30% and Materials fell by over 12%. In calmer territory were Consumer Staples, Information Technology and Financials, which eked out modest rises during the fiscal year, and Industrials and Telecommunication Services, which experienced fairly minor losses. The greatest contribution to overall performance within the Fund came from Health Care. Strong stock selection in this segment gave a large boost to returns relative to the benchmark as well. This was mainly driven by our Pharmaceuticals holdings, including Eli Lilly (LLY), which soared over 30% during the year. LLY shares appreciated rather steadily amid many positive developments for the company such as the release of constructive data from its oncology drug trial as well as for trials relating to its diabetes and Alzheimer's treatments. In our view, LLY has a very promising drug pipeline that we believe creates a path of solid earnings and revenue growth for the company going forward. On the downside, our Energy sector holdings were the greatest drag on Fund performance, both in absolute terms and on a relative basis. The segment as a whole was weak during the period but we held a few names, including Antero Resources, that experienced outsized declines. We believe the near-term picture for oil will likely remain difficult for a while, as global supplies remain elevated and demand continues to wane with consumption from China and other emerging markets slowing in response to milder economic growth.

Looking ahead, despite recent market movements, we believe the domestic stock market could recover alongside a steadily improving U.S. economy. Yet the possibility of a worse-than-expected economic slowdown in China and weakness in other emerging markets, combined with the unknown impact of rising interest rates in the U.S., keep us wary that we may see further volatility in equities. Nonetheless, we believe that our strategy of conducting in-depth research to find individual stocks with strong businesses and healthy fundamentals should enable the Fund to endure global macro risks and generate positive returns over an economic cycle.

Sincerely,

Timothy Creedon and David Levine
Portfolio Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	21.1%
Consumer Staples	9.6
Energy	9.5
Financials	16.0
Health Care	10.0
Industrials	9.6
Information Technology	20.4
Materials	2.4
Short-Term Investments	1.4
Total	100.0%

PERFORMANCE HIGHLIGHTS8

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	0.49%	15.98%	5.93%	10.45%
Trust Class[3]	08/30/1993	0.26%	15.74%	5.71%	10.44%
Advisor Class[4]	09/03/1996	0.15%	15.57%	5.51%	10.38%
Institutional Class[5]	06/21/2010	0.65%	16.20%	6.04%	10.47%
Class A20	06/21/2010	0.24%	15.77%	5.83%	10.44%
Class C20	06/21/2010	–0.50%	14.93%	5.43%	10.36%
With Sales Charge
Class A20		–5.52%	14.40%	5.21%	10.33%
Class C20		–1.14%	14.93%	5.43%	10.36%
Index
S&P 500® Index[1,16]		0.48%	15.87%	7.15%	10.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.91%, 1.11%, 1.27%, 0.76%, 1.14%, and 1.91% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)

Neuberger Berman Genesis Fund Investor Class posted a 1.52% total return for the fiscal year ended August 31, 2015, outperforming its benchmark, the Russell 2000® Index, which provided a 0.03% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market was volatile and generated a modest gain during the reporting period. The market was supported at times by signs of improving economic growth in the U.S. and solid demand. However, the market was periodically challenged—especially late in the period—by heightened investor risk aversion, some of which was triggered by geopolitical issues and signs of moderating growth in China. The overall U.S. stock market, as measured by the S&P 500® Index, gained 0.48% for the 12 months ended August 31, 2015. Small-cap stocks were also relatively flat, as the Russell 2000 Index returned 0.03% for the period. However, there was a significant dispersion between small-cap growth and value stocks, as the Russell 2000® Growth and Value Indexes returned 5.11% and –4.95%, respectively. This disparity was partially due to the strong performance from the biotechnology and technology industries, which make up a meaningful portion of the Russell 2000 Growth Index.

The Fund's outperformance during the reporting period was due to stock selection. In particular, the Fund's holdings in the Materials, Industrials and Information Technology sectors were the largest contributors to relative performance. In terms of individual holdings, Manhattan Associates and Constellation Software, added the most value. Manhattan Associates provides information technology solutions designed to enable efficient movement of goods through the supply chain. Constellation Software is a software holding company that acquires mission-critical vertical market software companies. On the downside, stock selection in the Financials sector was negative for performance. This was largely driven by the weak results from two mortgage service-related companies, Altisource Portfolio Solutions and Altisource Asset Management Corp. We eliminated our position on Altisource Portfolio Solutions and the Fund now has only a small allocation to Altisource Asset Management Corp.

Sector allocation, overall, detracted from performance during the reporting period. In particular, a lack of exposure to biotechnology companies detracted from results. We do not typically own these companies as they do not meet our investment criteria given their speculative nature, a general lack of earnings and their need to access the capital markets. Overweights relative to the index in the Materials and Industrials sectors were also drags on results. In contrast, overweights to the Consumer Staples and Information Technology sectors were modestly positive for performance.

Looking ahead, we have a cautiously optimistic outlook for the Fund. In a world rife with geopolitical issues and the anticipation of future Fed interest rate hikes, we feel that investors' interest in less risky/higher quality stocks could increase. This portion of the small-cap market has lagged lower quality stocks. However, in our view, the tide may turn as lower quality/higher leverage companies experience higher borrowing costs, some of which is already occurring in the marketplace. We believe this environment aligns with our investment approach. To be sure, valuations across the equity market appear to be full given where we currently are in the interest rate cycle. In addition, periods of continued heightened volatility cannot be ruled out. Regardless, we maintain our focus on stock-specific analysis and a long-term perspective, which have always been the foundation of our investment process. Furthermore, we believe the portfolio is favorably positioned given the relatively benign economic environment in the U.S.

Sincerely,

Judith M. Vale and Robert D'Alelio
Portfolio Co-Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.0%
Consumer Staples	6.1
Energy	2.8
Financials	11.0
Health Care	15.6
Industrials	20.6
Information Technology	19.4
Materials	9.6
Short-Term Investments	1.9
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	1.52%	14.53%	7.98%	12.20%
Trust Class[3]	08/26/1993	1.41%	14.43%	7.91%	12.18%
Advisor Class[4]	04/02/1997	1.11%	14.11%	7.62%	11.97%
Institutional Class[5]	07/01/1999	1.68%	14.72%	8.19%	12.35%
Class R6[24]	03/15/2013	1.75%	14.66%	8.04%	12.22%
Index
Russell 2000® Index[1,16]		0.03%	15.55%	7.12%	9.54%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.01%, 1.10%, 1.37%, 0.85% and 0.78% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Institutional Class and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Genesis Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Equity Fund Commentary (Unaudited)

Neuberger Berman Global Equity Fund Institutional Class generated a –3.16% total return for the fiscal year ended August 31, 2015, outperforming the –5.79% return of its benchmark, the MSCI All Country World Index, for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market (as represented by the S&P 500® Index), while volatile, closed this period relatively flat, outperforming developed international and emerging markets equities (represented by the MSCI EAFE® and MSCI Emerging Markets indices, respectively). Outside of multinationals, hurt by dollar strength, and energy-related companies, hurt by falling oil prices, U.S. companies saw positive earnings within a generally positive environment. However, this was overshadowed by concerns that troubled international markets. Globally, markets struggled with central bank policy uncertainty, commodity prices, economic weakness, geopolitical issues, and risk aversion—especially toward the end of this period, as focus shifted from Greece's debt crisis to China's slowdown, correction and currency revaluation.

By sector, within the index, Energy and Materials reported large losses, as oil and commodities prices declined. Health Care performed best, followed by Consumer Discretionary and Consumer Staples stocks—the only sectors reporting positive results. By country, Greece, Colombia and Brazil were weakest, while Israel, Ireland and Denmark led the index.

The Fund's outperformance versus the benchmark was due to a combination of strong stock selection and advantageous sector positioning, particularly within Financials, Materials and Industrials. By country, UK and U.S. holdings outperformed. An overweight to Israel was another benefit.

Top contributors included U.S. stocks Pall Corp. (sold before period end), Sealed Air and Amazon.com. Pall, a filtration and purification specialist, accepted a takeover approach by Danaher. Sealed Air, a global leader in food safety and security, saw strong results despite the strong dollar. Amazon.com outperformed on positive news including growth in Prime subscriptions and growing profitability at Amazon Web Services.

By sector, the portfolio underperformed versus the benchmark within Health Care, Consumer Discretionary and Information Technology. By country, Switzerland, China and an underweight to Japan limited relative performance.

Detractors included SanDisk, ShawCor and Haier Electronics. U.S.-based SanDisk, the leading supplier of NAND flash technologies, struggled to set short-term earnings expectations as it transitions from a commodity supplier to a higher-margin tech solutions provider. ShawCor, the Canada-based pipeline services firm, fell on fears that lower oil prices would continue to hurt pipeline development, and was sold. Haier, the Chinese white-goods distributor, disappointed investors with lighter-than-expected earnings and committed to additional investments that hurt near-term margins.

As we look ahead, we do not believe the downward revaluation of the Chinese currency has addressed the underlying challenges China is perceived to face: excessive debt, high manufacturing costs relative to its emerging markets competitors, and muted private-sector spending. While China and emerging markets have outpaced the developed world in recent years, we believe this outperformance has come to an end and remain focused on companies with underlying exposure to Europe and North America. In Europe, earnings are improving and economies appear to have troughed. We are seeing opportunities to add to Japanese exporters—which has long been our preferred segment of this market—as we believe the yen will likely continue its slide. We remain slightly underweight U.S. stocks, with holdings concentrated among domestically oriented companies with scale in their operating niches.

We continue to believe that the cash-generative businesses with the stable demand profiles we favor offer the most value in the current environment, with a lower downside risk profile in the event of sharp market declines.

Sincerely,

Benjamin Segal and Saurin D. Shah
Portfolio Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	–3.16%	4.68%
Class A	06/30/2011	–3.47%	4.30%
Class C	06/30/2011	–4.21%	3.54%
With Sales Charge
Class A		–9.02%	2.83%
Class C		–4.76%	3.54%
Index
MSCI All Country World Index[1,16]		–5.79%	6.75%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 6.65%, 7.01% and 7.76% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.15%, 1.51% and 2.26% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Real Estate Fund Commentary (Unaudited)

Neuberger Berman Global Real Estate Fund Institutional Class generated a –5.92% total return for the period from its inception on December 30, 2014 through August 31, 2015, outperforming its benchmark, the FTSE EPRA/NAREIT Developed Index, which generated a –6.41% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global stock market was volatile and generated a negative return during the period since the Fund's launch. The market was supported at times by signs of improving economic growth in the U.S. and the eurozone and solid demand. However, the market was periodically challenged—especially late in the period—by heightened investor risk aversion, some of which was triggered by geopolitical issues and signs of moderating growth in China. Global real estate investment trusts (REITs) posted weak results during the reporting period, partially due to concerns over rising interest rates.

While it produced a negative absolute return, as noted the Fund's Institutional Class outperformed the benchmark during the reporting period. From a regional perspective, an overweight to Europe relative to the benchmark was the most beneficial for results, whereas an overweight to Japan was a small negative for relative performance. Country allocation, overall, was also positive for performance, largely driven by an overweight to the UK. In contrast, our lack of exposure to Switzerland and Spain was a drag on results. Stock selection was beneficial to the Fund's performance as well. In particular, our holdings in the Industrial & Office, Real Estate Holding & Development and Retail sectors were the most additive to results. These positives were partially offset by stock selection in the Hotel & Lodging and Specialty sectors. Finally, sector allocation, overall, was additive for performance. The Fund's cash position, along with an overweight to Real Estate Holding & Development, were the largest contributors to results. Conversely, underweights to the Retail and Residential sectors were the largest negatives for performance.

Looking ahead, economic activity in the U.S. has continued to expand at a moderate pace and in our view the Federal Reserve (Fed) is likely to continue moving toward policy normalization. We believe these two factors, an improving economy and a less accommodative Fed, should they occur, will be important drivers for real estate values over the next 12-24 months. While higher interest rates could be a headwind for REITs in the near term, we believe the benefits of a sustainable improvement in the economy and job market on real estate demand trends could outweigh this concern in the longer term. In the European real estate markets, we believe the key theme will continue to be interest rate movements. In particular, we will closely monitor how the listed real estate markets react to what we anticipate will be a rising rate environment in the UK and continued monetary easing on the Continent. Elsewhere, it is projected that Asia-Pacific countries such as Australia and China will continue to aggressively loosen monetary policies and Japan will remain committed to recreate an inflationary mindset. While such lowering of interest rates continue to lend support to real estate markets, we believe the anticipated normalization of U.S. interest rates may undermine this support during the second half of 2015 and cause the compressed cap rates to expand, particularly in Hong Kong and Singapore.

Sincerely,

Steve S. Shigekawa, Brian Jones, Gillian Tiltman and Anton Kwang
Portfolio Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

	Inception Date	Cumulative Total Return Ended 08/31/2015 Life of Fund
At NAV
Institutional Class	12/30/2014	–5.92%
Class A	12/30/2014	–6.19%
Class C	12/30/2014	–6.64%
With Sales Charge
Class A		–11.58%
Class C		–7.57%
Index
FTSE EPRA/NAREIT Developed Index[1,16]		–6.41%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2015 are 1.45%, 1.81% and 2.56% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from December 30, 2014 through August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Greater China Equity Fund Commentary (Unaudited)

Neuberger Berman Greater China Equity Fund Institutional Class generated a 2.15% total return for the fiscal year ended August 31, 2015, outperforming its benchmark, the MSCI China Index, which provided a –9.15% total return over the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The China equity markets experienced high volatility over the past 12 months. Following a weak month in September 2014, affected by the protests in Hong Kong, China equity markets entered into a seven-month rally. Going into the fourth quarter of last year, markets outperformed primarily due to stabilizing earnings and positive investor sentiment tied to expectations of further policy easing. The Shanghai-Hong Kong Stock Connect program launched in November, coupled with the People's Bank of China (PBoC) unexpectedly cutting interest rates for the first time in close to three years, supported both the onshore China A-shares market and the offshore Hong Kong market. In January, positive momentum continued as expectations of the easing of monetary policy and home purchase restrictions continued to boost investor sentiment. At the beginning of February, the PBoC lowered the reserve requirement ratio by 50 basis points, and investors looked to the government's announcement of supportive policies at the National People's Congress (NPC) and Chinese People's Political Consultative Conference in March.

Despite the Chinese government setting its lowest GDP growth target in 15 years at the NPC, the China equity markets expanded trading volume on the back of a further 25-basis-point benchmark interest rate cut, Premier Li's positive comments on monetary policy easing, the PBoC's extension of its RMB 500 billion mid-term lending facility, and the announcement of "One Belt, One Road" and "Made in China 2025" plans. Going into April, markets maintained strong momentum as the PBoC unexpectedly cut the reserve requirement ratio by 1% and state-owned enterprise and resource tax reform developments led to a broad based rally and significant expansion in turnover. In May, the offshore Hong Kong market experienced a correction due to liquidity concerns resulting from initial public offerings, although the domestic market was supported by another 25-basis-point interest rate cut, the State Council's unveiling of the "China Manufacturing 2025" plan and the announcement of the China-Hong Kong Mutual Recognition of Funds program. Markets corrected sharply in June, primarily due to tightening of margin financing and Greece's debt situation. Heavy deleveraging, voluntary suspension of trading for a large number of domestic listed companies, and uncertainty regarding the U.S. Federal Reserve's potential interest rate hike contributed to negative investor sentiment, which led the China equity markets to further decline in July. The devaluation of the renminbi resulted in significant volatility across global asset classes in August. Toward the end of the month, a further market correction and capital outflow pressure prompted the PBoC to cut the reserve requirement ratio by 50 basis points and benchmark interest rates by 25 basis points, which stabilized the markets and pared losses at month-end.

For the 12-month period, the Fund's overweight versus the benchmark in Utilities and underweight in Energy contributed to performance. In contrast, the Fund's overweight position in Consumer Discretionary detracted from relative returns. Stock selection had a positive impact in Financials and Utilities and a negative impact in Information Technology and Telecommunication Services relative to the benchmark.

The Fund continues to focus on companies that appear to have sustainable top- and bottom-line growth by looking at the companies' operating cash flow from their recurring core businesses. As of August 31, 2015, the Fund's largest sector overweight relative to the benchmark was Consumer Discretionary, and the largest sector underweight was Financials. The Fund also held overweight positions in Utilities and Health Care, and underweight positions in Telecommunication Services and Energy. The Fund's top 10 positions comprised almost 48% of total portfolio assets at the end of August.

Looking ahead, we anticipate that the markets could remain volatile over the short to medium-term as China continues to press ahead with its economic rebalancing, resulting in potential growth headwinds. At the same time, equity valuations have come off the high levels observed earlier in the year, potentially indicating that some of these growth concerns have been discounted in markets. Longer-term, we think the growth outlook should stabilize towards a more sustainable, quality trajectory if various economic reforms come to fruition.

Sincerely,

Lihui Tang and Frank Yao
Portfolio Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	14.0%
Consumer Staples	5.4
Energy	1.2
Financials	20.0
Health Care	9.6
Industrials	10.3
Information Technology	18.1
Telecommunication Services	3.8
Utilities	13.6
Short-Term Investments	4.0
Total	100.0%

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	19.5%
Hong Kong	65.1
United States	15.4
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	07/17/2013	2.15%	11.46%
Class A	07/17/2013	1.68%	11.10%
Class C	07/17/2013	0.93%	10.24%
With Sales Charge
Class A		–4.16%	8.05%
Class C		–0.02%	10.24%
Index
MSCI China Index[1,16]		–9.15%	5.59%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2014 were 1.83%, 2.31% and 2.86% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios were 1.50%, 1.86% and 2.61% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary (Unaudited)

Neuberger Berman Guardian Fund Investor Class generated a –3.03% total return for the fiscal year ended August 31, 2015, trailing the 0.48% return of its benchmark, the S&P 500® Index. (Performance for all share classes is provided in the table immediately following this letter.)

Flat equity returns belie extreme volatility in the currency and commodity markets over this period. For instance, the U.S. dollar appreciated over 15% versus the currencies of major trading partners and over 20% versus those of many commodity-producing nations, with supply in chronic excess for many basic goods. Oil prices declined over 50% this period. While these forces were a headwind for U.S. multinationals and commodity producers, earnings growth for U.S. equities absent these pressures has been good, helped by a recovering domestic economy. Solid earnings supported equity markets for much of this period, with volatility increasing sharply in August as headline fears of a China slowdown had global reverberations. While Chinese economic growth remains positive, feedback from U.S. companies operating in China suggests it has been decelerating for some time.

For the Fund, top contributors included eBay and long-term holdings Progressive and Newell Rubbermaid. eBay outperformed after the company split its online retail business from PayPal, its payments unit. Shares of both benefited from investors' clearer view of business fundamentals. Low-cost insurer Progressive continued to innovate and increase its market share, and Newell Rubbermaid appears to have engineered a successful turnaround.

Detractors included Keurig Green Mountain, underperforming on challenges in transitioning to its next generation brewing technology; NOW Inc., among the Industrials names to suffer in sympathy with oil; and American Express, whose stock declined as investors digested the near-term impact of the loss of its Costco business. We continue to own each of these names.

We were opportunistic buyers and sellers this fiscal year, adding NetScout, a communications technology company. We received shares as a spinout from long-term holding Danaher, which merged its communication businesses with NetScout. We believe the core business is well positioned to capitalize on the growing need for bandwidth, with greater potential upside from network analytics, optimization and security tools. We also bought Adobe, which we believe should benefit from the convergence of digital media, marketing and payments facilitated by consumers' growing on-line presence. We sold holdings including FMC, Praxair, Costco and Sanofi, primarily on valuation concerns.

Looking ahead, while extreme financial market volatility can precipitate real world pressures, especially for an over-leveraged global economy, absent some external shock we do not foresee a return to global recession. We believe China's economy, while slower, is still growing, and that even if the Fed acts this fall, U.S. rates are likely to remain low and supportive of growth for some time.

Beyond the headlines, the U.S. economy appears to be moving forward. Auto sales have been setting post-crisis records, non-residential construction has been growing, and the labor market continued to tighten. While deflationary pressures weigh on commodity-producing nations, lower costs benefit purchasing power for consumers here and abroad. Clearly global risks remain, but we believe U.S. fundamentals appear firm and supportive for equities.

We remain pleased with our portfolio companies, believing they are positioned to outperform peers—with strong cash flow and balance sheets ready to weather a storm should one arise.

We look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti*
Portfolio Manager

*  As previously disclosed in the supplement to prospectus, Arthur Moretti recently announced he intends to retire in February 2016 after a 28-year career and 14 years at Neuberger Berman. Charles Kantor became Portfolio Manager of Neuberger Berman Guardian Fund effective October 15, 2015.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.8%
Consumer Staples	5.5
Energy	6.0
Financials	22.5
Health Care	9.2
Industrials	15.0
Information Technology	21.6
Telecommunication Services	1.4
Utilities	4.0
Short-Term Investments	1.0
Total	100.0%

PERFORMANCE HIGHLIGHTS7,12

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	–3.03%	14.06%	6.46%	11.01%
Trust Class[3]	08/03/1993	–3.22%	13.85%	6.28%	10.96%
Advisor Class[4]	09/03/1996	–3.66%	13.40%	5.84%	10.82%
Institutional Class[5]	05/27/2009	–2.84%	14.25%	6.58%	11.03%
Class A20	05/27/2009	–3.23%	13.84%	6.34%	10.99%
Class C20	05/27/2009	–4.01%	12.96%	5.83%	10.91%
Class R3[17]	05/27/2009	–3.53%	13.54%	6.17%	10.96%
With Sales Charge
Class A20		–8.79%	12.50%	5.71%	10.89%
Class C20		–4.82%	12.96%	5.83%	10.91%
Index
S&P 500® Index[1,16]		0.48%	15.87%	7.15%	11.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.88%, 1.06%, 1.28%, 0.71%, 1.09%, 1.86% and 1.38% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.36% for Class R3 shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Equity Fund Commentary (Unaudited)

Neuberger Berman International Equity Fund Institutional Class generated a –3.51% total return for the fiscal year ended August 31, 2015, outperforming its benchmark, the MSCI EAFE® Index, which posted a –7.08% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets ended this period with a loss as news of China's economic slowdown, market correction and currency devaluation impacted equity markets globally. China-related worries built on stresses that had been weighing on investor sentiment and contributing to volatility all year—including slow growth globally, falling commodities prices, a resurgence of the Greek debt crisis, and the strength of the U.S. dollar.

By sector, Health Care, Telecommunication Services and Consumer Discretionary outperformed, while Energy, Materials and Utilities lagged. By country, Israel, Ireland and Denmark—driven by locally listed large-cap multinationals—outperformed, while oil and commodities-driven Norway and Australia, along with Portugal, lagged.

The Fund's outperformance relative to the benchmark was due primarily to stock selection, notably within Financials, Consumer Staples and Materials. Sector allocations were also beneficial. By country, UK, Australian and French holdings were advantageous,

Top contributors included Euronext, PIGEON Corp. and Alimentation Couche-Tard. Euronext, the European financial exchange operator, delivered solid earnings, and set expectations for greater cost efficiencies and free cash flows plus a potential dividend. Japan's Pigeon, a maternity and elder-care products firm, announced strong earnings and improved governance measures. Alimentation Couche-Tard, a Canadian-headquartered gas retailer, announced an acquisition that was positively received as investors believe the target company's stores have the potential for substantial margin improvement.

The portfolio lagged the index within the Consumer Discretionary, Health Care and Telecommunication Services sectors. By country, allocations to Canada and Brazil were a drag on performance, as was an underweight to Japan.

Detractors included Canada-based ShawCor and Corus Entertainment, and Brazil's SLC Agricola. Pipeline services firm ShawCor fell on fears that lower oil prices would continue to hurt pipeline development, and was sold. Corus, a media and entertainment group, declined following a regulatory decision allowing consumers to buy small basic cable packages for a low, capped fee, with the option of adding services a la carte. Agricultural name SLC Agricola sold off on lower corn and soybean prices along with the weakening real.

As we look ahead, we do not believe the recent downward revaluation of the Chinese currency has addressed the underlying challenges that we believe China faces: excessive debt, high costs relative to its emerging markets manufacturing competitors, and muted private-sector spending. While China and emerging markets have outpaced the developed world in recent years, we believe this outperformance has come to an end, and we remain focused on companies with underlying exposure to Europe and North America. In Europe, earnings are improving and economies appear to have troughed. We are seeing opportunities to add to Japanese exporters—which has long been our preferred segment of this market—as we believe the yen will likely continue its slide.

We continue to believe that the cash-generative businesses with the stable demand profiles we favor offer the most value in the current environment, with a lower downside risk profile in the event of sharp market declines.

Sincerely,

Benjamin Segal
Portfolio Manager

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[13]	01/28/2013	–3.71%	7.41%	3.63%	4.48%
Trust Class[13]	01/28/2013	–3.82%	7.36%	3.60%	4.45%
Institutional Class	06/17/2005	–3.51%	7.54%	3.69%	4.54%
Class A13	01/28/2013	–3.90%	7.32%	3.59%	4.43%
Class C13	01/28/2013	–4.61%	6.89%	3.38%	4.23%
Class R6[23]	09/03/2013	–3.49%	7.56%	3.70%	4.54%
With Sales Charge
Class A13		–9.41%	6.06%	2.97%	3.83%
Class C13		–5.56%	6.89%	3.38%	4.23%
Index
MSCI EAFE® Index[1,16]		–7.08%	7.53%	4.43%	4.94%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.26%, 1.36%, 1.07%, 1.46%, 2.21% and 1.13% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96% and 0.79% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Select Fund Commentary (Unaudited)

Neuberger Berman International Select Fund Trust Class generated a –4.47% total return for the fiscal year ended August 31, 2015, outperforming its benchmark, the MSCI EAFE® Index, which posted a –7.08% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets ended the period with a loss as news of China's economic slowdown, market correction and currency devaluation impacted equity markets globally. China-related worries built on stresses that had been weighing on investor sentiment and contributing to volatility all year—including slow growth globally, falling commodities prices, a resurgence of the Greek debt crisis, and the strength of the U.S. dollar.

By sector, Health Care, Telecommunication Services, Information Technology (IT), and Consumer Discretionary outperformed, while Energy, Materials and Utilities lagged. By country, Israel, Ireland and Denmark—driven by locally listed large-cap multinationals—outperformed, while oil and commodities-driven Norway and Australia, along with Portugal, lagged.

The Fund's outperformance relative to the benchmark was due primarily to stock selection, notably within Financials, Consumer Staples and Materials. Sector allocations were also beneficial. By country, UK, Australian and German holdings were advantageous.

Top contributors included Alimentation Couche-Tard, Santen Pharmaceutical, and PICC Property & Casualty. Alimentation Couche-Tard, a Canadian-headquartered gas retailer, announced an acquisition that was positively received, as investors believe the target company's stores have the potential for substantial margin improvement. Santen, a Japanese eye-care company, reported robust sales and raised guidance for 2015. PICC, a Chinese property and casualty insurer, rallied earlier in the reporting period as the domestic Chinese market soared. We sold our position, capturing gains.

The portfolio lagged the index within the Telecommunication Services, IT and Health Care sectors. By country, an allocation to Canada and an underweight to Japan hurt relative performance, as did French holdings.

Detractors included ShawCor, Home Capital Group and Sika. ShawCor, a Canadian-based pipeline services firm, fell on fears that lower oil prices would continue to hurt pipeline development, and was sold. Shares of Home Capital, a Canadian subprime mortgage lender, were weak as investors contemplated a softening local economy. We sold shares of Sika, a Swiss-based construction materials firm, capturing long-term gains; this followed an unexpected sale by the controlling family.

As we look ahead, we do not believe the recent downward revaluation of the Chinese currency has addressed the underlying challenges that we believe China faces: excessive debt, high costs relative to its emerging markets manufacturing competitors, and muted private-sector spending. While China and emerging markets have outpaced the developed world in recent years, we believe this outperformance has come to an end, and we remain focused on companies with underlying exposure to Europe and North America. In Europe, earnings are improving and economies appear to have troughed. We are seeing opportunities to add to Japanese exporters—which has long been our preferred segment of this market—as we believe the yen will likely continue its slide.

We continue to believe that the cash-generative businesses with the stable demand profiles we favor offer the most value in the current environment, with a lower downside risk profile in the event of sharp market declines.

Sincerely,

Benjamin Segal
Portfolio Manager

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Trust Class	08/01/2006	–4.47%	5.99%	2.30%
Institutional Class[6]	10/06/2006	–4.18%	6.35%	2.65%
Class A15	12/20/2007	–4.62%	5.98%	2.30%
Class C15	12/20/2007	–5.23%	5.20%	1.66%
Class R3[15]	05/27/2009	–4.71%	5.72%	2.12%
With Sales Charge
Class A15		–10.10%	4.74%	1.63%
Class C15		–6.18%	5.20%	1.66%
Index
MSCI EAFE® Index[1,16]		–7.08%	7.53%	2.67%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.33%, 0.93%, 1.31%, 2.05% and 1.55% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 0.90%, 1.30%, 2.00% and 1.51% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Intrinsic Value Fund Institutional Class generated a 1.36% total return for the fiscal year ended August 31, 2015, outperforming its benchmark, the Russell 2000® Value Index, which returned -4.95% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

A time of market stability which began after the 2012 Presidential election has seemingly ended. Economic growth in the emerging markets, primarily China and Latin America, is decelerating rapidly. Commodity markets have been signaling weakness for nearly a year but it took a violent correction in Chinese stock markets to raise the issue of global growth front and center.

Historically, during periods of increasing market stress, small-cap strategies such as ours typically come under pressure as investors seek the stability of larger, less cyclical companies, many of which provide attractive dividends. We have often noted the Fund's challenge in dealing with markets when growth comes into question. When risk aversion increases, overweightings in the Technology and Producer Durables sectors render the strategy vulnerable to underperformance. In spite of the Fund's commitment to these sectors, results for the year were favorable on a relative basis but modest when viewed from an absolute perspective.

Approximately one-third of the Fund's holdings are in the Technology sector. Strong operational results as well as acquisitions drove share prices higher. Digital River was acquired by a private equity firm, Spansion and Cypress Semiconductor merged as did Freescale and NXP Semiconductor. We believe the acceleration of the speed and capacity of the Internet as well as the services that can be offered through hosted applications is a positive long-term trend for many companies in the Fund. It is our opinion that ARRIS, Gigamon, Infinera, Ciena, Viavi and Lumentum all stand to gain if investments in the Internet infrastructure by Telecom companies and large enterprises grow.

We believe that as consumers spend an increasing amount of time on the Internet and more commerce is conducted on websites, the needs for data and security grow hand in hand. In an attempt to meet these needs, companies like NeuStar and Acxiom enable digital media marketing campaigns to be more precise in their advertising. Verint, KEYW and Rambus are introducing products intended to prevent hacking and data theft. Over the near term, many of these companies are prone to profit taking as investors seek less cyclical companies, but we believe that the superior growth attributes of the markets they are addressing will justify the shorter term risks.

We continue to seek new investments for the Fund. Over the 12-month period, we introduced 17 new ideas while eliminating 17 positions. Given our large presence in the Technology and Producer Durables sectors, our preference is to increase our consumer exposure in addition to finding new ideas in Health Care. Energy is a sector we receive many questions about, and to date we have yet to muster any convincing analysis that would cause us to increase our presence in the sector.

We are ending the year on a very mixed note. Good news on the domestic front from employment and consumption is taking a back seat to concerns emanating from abroad. The Federal Reserve, in its recent decision not to increase interest rates a meager 25 basis points, focused mostly on global events and barely commented in its official statement on domestic economic conditions. And so, the stock picker and active manager's challenge remains. As much as we are enamored of our individual companies' managements and products over the shorter term, our performance remains captive to perceptions about the global economy.

We look forward to our next communication and thank you for your commitment to our Fund.

Sincerely,

Benjamin H. Nahum, James F. McAree and Amit Solomon
Portfolio Co-Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	5.4%
Consumer Staples	0.3
Energy	1.3
Financial Services	11.2
Health Care	5.5
Materials & Processing	5.7
Producer Durables	19.8
Technology	34.9
Utilities	5.9
Short-Term Investments	10.0
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 08/31/2015
	Inception Date*	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[19]	05/10/2010	1.36%	14.73%	8.89%	11.41%
Class A19	05/10/2010	0.96%	14.30%	8.68%	11.29%
Class C19	05/10/2010	0.19%	13.46%	8.25%	11.05%
With Sales Charge
Class A19		–4.84%	12.97%	8.03%	10.93%
Class C19		–0.75%	13.46%	8.25%	11.05%
Index
Russell 2000® Value Index[1,16]		–4.95%	13.23%	5.70%	8.27%
Russell 2000® Index[1,16]		0.03%	15.55%	7.12%	7.48%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 19 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.14%, 1.52% and 2.26% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT19

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Disciplined Growth Fund Commentary (Unaudited)

Neuberger Berman Large Cap Disciplined Growth Fund Investor Class generated a total return of –1.92% for the fiscal year ended August 31, 2015, trailing its benchmark, the Russell 1000® Growth Index, which provided a return of 4.26% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Following several years of a considerable run-up in stocks, returns were more muted over the past 12 months, with several periods of heightened volatility, notably in December and August. We began the year with a slightly defensive bent in the portfolio and continued to move in that direction over the course of the year, eliminating our exposure to the volatile Energy sector and reducing our Industrial holdings. Our largest increases on a sector basis were in Health Care, Consumer Discretionary and Information Technology (IT).

From a sector perspective, our greatest areas of strength this period came from stock selection in Consumer Discretionary and Health Care, and from our underweight in Industrials. The top three contributors were Apple, Amazon.com and Visa.

The Fund benefited from an overweight in Apple throughout late 2014 and early 2015 as the stock, a fantastic long-term performer, continued to outperform. In our opinion, Apple continues to be an amazing company making great products, but in early 2015 we began to reduce our exposure after the stock's strong run-up, as our expectations for the next round of products and services (such as the Apple Watch) were lower. Amazon.com continued to outperform as the theme of rising profitability and productivity continued, coupled with acceleration in both the core North American non-media business and Amazon Web Services. Visa's outperformance was driven by its affirmation, despite global GDP deceleration, of the secular conversion from paper to plastic. Enhancing the trend this year were the return of currency volatility (good for cross-border profit margins), and the company's participation in electronic payment platforms such as Square and ApplePay.

The largest drags on performance came from IT, Materials and Energy. Within IT, our exposure to semiconductors through positions in SanDisk and Micron was the largest detractor, followed by Yelp, an online local business review company.

Both SanDisk and Micron underperformed as the companies faced a weakening global PC market. We believe the stocks may recover later this year based on PC demand improving and the ironing out of several technology challenges. We believe Yelp's management made a series of missteps in 2015 that caused us to lose confidence in their ability to capitalize on the large local advertising opportunity, and we sold the position.

We continue to believe cautious optimism is appropriate as year-over-year domestic earnings and GDP growth remain relatively modest, while the risk of slowing overseas growth, particularly in China, has increased. As we enter the new fiscal year, we remain pleased with the quality of our portfolio, making conviction allocations where we believe the greatest opportunities lie. In our view, the market appears to be returning to a focus on individual fundamentals rather than the unusual macro events driving returns the past several years. Should this trend continue, we believe our high active share and increasing number of stock-specific bets should be an advantage.

Sincerely,

John J. Barker
Portfolio Manager

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Disciplined Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	19.7%
Consumer Staples	7.1
Financials	6.1
Health Care	20.4
Industrials	6.7
Information Technology	31.3
Materials	6.4
Telecommunication Services	1.9
Short-Term Investments	0.4
Total	100.0%

PERFORMANCE HIGHLIGHTS11

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	–1.92%	11.41%	5.50%	0.39%
Institutional Class[5]	04/06/2009	–1.65%	11.77%	5.73%	0.52%
Class A20	04/06/2009	–2.04%	11.36%	5.47%	0.37%
Class C20	04/06/2009	–2.79%	10.55%	4.98%	0.07%
Class R3[17]	05/27/2009	–2.05%	11.15%	5.35%	0.30%
With Sales Charge
Class A20		–7.69%	10.04%	4.85%	–0.01%
Class C20		–3.23%	10.55%	4.98%	0.07%
Index
Russell 1000® Growth Index[1,16]		4.26%	17.40%	8.41%	2.53%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.07%, 0.84%, 1.21%, 1.96% and 1.61% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, 1.86% and 1.36% for Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Value Fund Commentary (Unaudited)

Neuberger Berman Large Cap Value Fund Investor Class generated a –7.19% total return for the fiscal year ended August 31, 2015, underperforming its benchmark, the Russell 1000® Value Index, which returned –3.48% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the fiscal year, we saw an extended period of relative calm and modest equity gains promote a sense of complacency, which was shattered when underlying macro concerns escalated into a steep market correction. Stocks were somewhat choppy early in the year amid growing apprehension about the state of the global economy, the potential for a rate hike by the U.S. Federal Reserve (Fed) and the free-fall in crude oil prices. Yet, the market swiftly recovered time and again despite continued downward pressures. Issues such as the Greek sovereign debt crisis, signs of economic weakness in China and the negative impact of a rising U.S. dollar and deflated crude oil prices remained hot topics for investors throughout the period, but an improving U.S. economy and words of assurance from the Fed and other global policymakers kept the equity market in a fairly narrow trading band for several months. Tensions began to rise, however, as the September deadline for a Fed rate decision drew closer. Anxiety over China then reached a tipping point in August when the People's Bank of China unexpectedly devalued the nation's currency to prop up its economy. The move ignited a sell-off in equities that led to a double-digit drop in U.S. stocks. The market recouped some of its losses, but large-cap value stocks still ended the period with an overall decline.

There was a wide spread between the best and worst performing sectors within the Russell 1000 Value Index over the period. Health Care was at one end of the spectrum, with a double-digit positive return owed in part to robust mergers and acquisitions activity within the segment, while Energy and Materials suffered overall losses of over 30% and 18%, respectively, due largely to weak oil prices and a macro slowdown in China. In the middle, Financials, Consumer Discretionary and Consumer Staples eked out modestly positive returns while Information Technology, Industrials and Telecommunication Services produced moderate losses.

In the Fund, our strategic decision to underweight the Energy sector versus the index resulted in a large benefit to relative returns as this was by far the worst performing area of the market over the fiscal year. Oil prices fell off a cliff in December and continued to test these lows throughout the period as crude production levels remained robust in the face of weaker than expected demand, primarily from China. Health Care provided the largest lift to performance on an absolute basis, and our selection of stocks fared better than their index sector counterparts. However our lighter weighting in this area versus the index was a negative. The largest detractor from both absolute and relative performance during the period was the Materials sector. Our overweight in this segment versus the index, particularly in the Metals & Mining industry, was the main source of the loss as these companies suffered from slower demand from China and expectations of depressed future growth in that region. The second largest detractor from overall total returns was Energy.

We remain generally positive on the overall equity market, as we believe that U.S. stocks should continue to benefit from the slowly improving domestic economy. Still, we continue to be wary of the global macro picture and other external factors. Corporate profits are largely expected to grow next year as the U.S. labor market improves and consumers reap the benefits of low fuel costs; however, the latest earnings season was muted given weakness in Energy and lackluster results among large multinationals, a situation that could persist if oil prices decline further or the U.S. dollar continues to advance. The risk of a more severe economic downturn in China and other emerging markets is also a source of concern, particularly as the U.S. appears to be embarking on a path of interest rate tightening, which could leave the domestic economy more vulnerable to external shocks. While we are cognizant of these concerns, we feel the global economy is on the mend and that there are attractive opportunities in some of the most affected areas of the most recent downturn. The best way to navigate such an environment, in our view, is to take a bottom-up investment approach in looking for underappreciated stocks carrying hidden value that could be realized if specific catalysts play out over time.

Sincerely,

Eli M. Salzmann
Portfolio Manager

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	16.6%
Consumer Staples	1.6
Energy	8.8
Financials	28.2
Health Care	7.1
Industrials	20.2
Information Technology	6.2
Materials	8.4
Short-Term Investments	2.9
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	–7.19%	11.44%	4.35%	12.45%
Trust Class[3]	08/30/1993	–7.40%	11.23%	4.15%	12.37%
Advisor Class[4]	08/16/1996	–7.55%	11.05%	3.99%	12.24%
Institutional Class[5]	06/07/2006	–7.03%	11.62%	4.50%	12.49%
Class A20	06/21/2010	–7.44%	11.17%	4.21%	12.41%
Class C20	06/21/2010	–8.11%	10.34%	3.81%	12.31%
Class R3[17]	06/21/2010	–7.64%	10.90%	4.08%	12.38%
With Sales Charge
Class A20		–12.77%	9.86%	3.60%	12.25%
Class C20		–8.83%	10.34%	3.81%	12.31%
Index
Russell 1000® Value Index[1,16]		–3.48%	14.68%	6.18%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.88%, 1.08%, 1.23%, 0.73%, 1.12%, 1.89% and 1.46% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.39% for Class R3 shares, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 10.74% total return for the fiscal year ended August 31, 2015, outpacing its benchmark, the Russell Midcap® Growth Index, which returned 2.46% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The trailing 12 months have provided a positive environment for our style of investing. Shrugging off global macro noise, stubbornly lethargic GDP growth and currency headwinds, the market rewarded active management and stocks offering positive differentiation versus their peers, "paying up" for compelling catalysts, strong execution and the higher qualitative characteristics and fundamentals that we typically prize. The Fund also benefited from the reemergence of business capital spending as mergers and acquisitions (M&A) activity remained strong, especially within the Health Care and Information Technology (IT) segments. Finally, incremental net positives around inflation, employment and wage growth continued to build a foundation for a potential rebound in both consumer confidence and retail spending.

During the period, the Fund was materially overweight versus the benchmark in IT, Health Care and Telecommunication Services and underweight Consumer Staples, Materials, Financials, Energy, Industrials and Consumer Discretionary. Sector positioning was generally additive to performance, with our underweight to Energy and overweight to Health Care and IT providing strong contributions.

Stock selection was the primary driver of alpha over the fiscal year, with positive contributions across the portfolio, led by our Consumer Discretionary, IT and Industrial names. Drilling down to our holdings, Avago Technologies was the top contributor to performance, while Antero Resources (sold before period end) was the leading detractor. Avago, a semiconductor company, continued to execute at a high level, with strong participation in leading "smart" devices and a well-received acquisition of Broadcom. Antero, an independent exploration and production company focused on unconventional oil and natural gas resources, in the Appalachian Basin in West Virginia, Ohio and Pennsylvania, was negatively impacted by the precipitous drop in oil prices.

From our perspective, despite recent volatility the positives continue to outweigh any negatives and/or angst around the longevity of the current "bull" market. We believe the balance of 2015 should continue to benefit broadly from accommodative central banks, appealing interest rate levels and generally positive inflationary trends. In the U.S., we think incremental gains in housing, employment and wage growth, coupled with moderating currency headwinds and improving business and consumer confidence, should continue to provide a positive counterbalance to the seemingly never ending global wall of worry as well as legitimate concerns around sluggish GDP growth and extended market valuations across numerous industry groups. China-induced volatility has clouded the interest rate hike debate, but we remain confident that a rate increase, whenever it does occur, would be reasonably digested by the market and ultimately prove to be a positive for stocks. Given the aforementioned positive trends and what we see as an absence of reckless excess, we also don't believe that a more substantial and prolonged market reset is looming near-term. We believe the market should continue to seek positive differentiation through companies characterized by strong execution and fundamentals, and we would view any additional short-term volatility, should it occur, as an investment opportunity.

Sincerely,

Kenneth J. Turek
Portfolio Manager

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	22.1%
Consumer Staples	3.2
Energy	1.4
Financials	6.6
Health Care	17.9
Industrials	11.9
Information Technology	23.8
Materials	1.7
Telecommunication Services	2.9
Utilities	0.6
Other	0.8
Short-Term Investments	7.1
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	10.74%	16.95%	9.49%	11.98%
Trust Class[3]	08/30/1993	10.73%	16.87%	9.34%	11.89%
Advisor Class[4]	09/03/1996	10.39%	16.51%	9.03%	11.69%
Institutional Class[5]	04/19/2007	10.98%	17.21%	9.75%	12.05%
Class A20	05/27/2009	10.55%	16.79%	9.41%	11.96%
Class C20	05/27/2009	9.72%	15.91%	8.90%	11.82%
Class R3[17]	05/27/2009	10.29%	16.49%	9.24%	11.91%
Class R6[24]	03/15/2013	11.04%	17.11%	9.56%	12.00%
With Sales Charge
Class A20		4.21%	15.42%	8.77%	11.78%
Class C20		8.72%	15.91%	8.90%	11.82%
Index
Russell Midcap® Growth Index[1,16]		2.46%	17.13%	8.66%	N/A
Russell Midcap® Index[1,16]		0.02%	16.56%	8.40%	13.38%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.94%, 1.01%, 1.27%, 0.76%, 1.13%, 1.91%, 1.39% and 0.69% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, 1.86%, 1.36% and 0.68% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a –1.09% total return for the fiscal year ended August 31, 2015 and outperformed its benchmark, the Russell Midcap® Value Index, which returned –2.54% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While domestic economic growth remained sluggish in calendar-year 2014, it seemed to be accelerating, with many key economic indicators showing improvement. Most central banks including the Federal Reserve (Fed) continued to be accommodative. In 2015, falling oil prices, the situation in Greece, the devaluation of the Chinese currency and mixed signals regarding the timing of an interest rate hike by the Fed all contributed to investor uncertainty and led to much more volatility in the market.

During the reporting period, relative performance benefited from the Fund's overweight and stock selection in the Consumer Discretionary, Technology and Producer Durables sectors. In the Consumer Discretionary sector, Office Depot (sold prior to period end) was the strongest performer, as it received a merger offer from Staples at a significant premium to its market value. Darden Restaurant Group appointed a new CEO following the replacement of its Board of Directors by an activist shareholder and announced plans to spin off some of its real estate assets into a REIT. In the Consumer Staples sector, CVS (sold prior to period end) announced two deals that were well received by investors—the purchase of Omnicare (which we also owned) and the acquisition of Target's pharmacy and clinic business. In the Technology sector, Skyworks Solutions was the largest contributor as the market reacted positively to the company's growing earnings and cash flow, due in part to its increasing chip content on the new iPhones. Spirit AeroSystems (Producer Durables) announced the divestiture of its Gulfstream business, reported better-than-expected fourth-quarter earnings per share, and provided strong 2015 guidance.

On the negative side, we have been (in recent quarters) and continue to be underweight the Health Care sector. In our opinion, the recent mergers and acquisitions frenzy in this sector has driven valuations way too high for the value buyer. In addition, underweights and stock selection in the Financial Services sector and stock selection in Utilities hurt. Also detracting from performance during the period were our Energy holdings, including Devon Energy (sold prior to period end), Cabot Oil & Gas, Cameron International (sold prior to period end), Southwestern Energy (sold prior to period end) and ONEOK. In this sector, we have focused on high quality franchises with strong balance sheets and our contrarian nature suggests that we will look to add to these positions at the appropriate time. Other lagging investments in the portfolio during the period included Hertz (sold prior to period end), a global car and equipment rental company, Teradata, a provider of analytic data services, and Harsco, a multinational provider of industrial services.

We are into the sixth year of a bull market and have just experienced the first meaningful correction in over three years. However, valuation levels remain at or above what we consider fair value. As a result, we believe the market is very sensitive to macro events. With the domestic economy improving, the Fed is likely to raise rates sometime in 2015, in our opinion. As inflation appears under control, we believe that any Fed hikes would be slow and moderate. Additionally, investors may start to move their focus to next year's earnings, which should benefit from the combination of the drop in oil prices and the strength of the U.S. dollar. Under this scenario, we think the market can move up during the coming year, but finding the right stocks will be the key to outperformance. We believe that our focus on quality companies undergoing change should fare well in such an environment.

Sincerely,

Michael C. Greene
Portfolio Manager

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.7%
Consumer Staples	1.0
Energy	7.5
Financial Services	18.1
Health Care	2.6
Materials & Processing	4.1
Producer Durables	20.1
Technology	17.0
Utilities	7.4
Short-Term Investments	8.5
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	–1.09%	15.30%	6.62%	9.39%
Trust Class[3]	06/10/1999	–1.31%	15.10%	6.49%	9.30%
Institutional Class[5]	03/08/2010	–0.90%	15.59%	6.77%	9.49%
Class A20	06/21/2010	–1.25%	15.15%	6.56%	9.36%
Class C20	06/21/2010	–2.02%	14.31%	6.15%	9.10%
Class R3[17]	06/21/2010	–1.49%	14.88%	6.42%	9.27%
With Sales Charge
Class A20		–6.91%	13.80%	5.93%	8.96%
Class C20		–2.89%	14.31%	6.15%	9.10%
Index
Russell Midcap® Value Index[1,16]		–2.54%	15.96%	7.93%	9.15%
Russell Midcap® Index[1,16]		0.02%	16.56%	8.40%	8.72%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.31%, 1.56%, 1.14%, 1.54%, 2.27% and 1.81% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 0.85%, 1.21%, 1.96% and 1.46% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a –1.80% total return for the fiscal year ended August 31, 2015 versus a 0.48% total return for its benchmark, the S&P 500® Index. (Performance for all share classes is provided in the table immediately following this letter.)

Within the index, six of 10 sectors generated a positive return for the period. Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology and Utilities outperformed relative to the overall benchmark. Cyclical sectors generally underperformed, as Energy, Industrials, Materials and Telecommunication Services lagged the overall benchmark. We believe heightened market volatility over the course of the year contributed to the dispersion in performance across sectors.

Within the Fund, stock selection in Information Technology and Financials benefitted performance relative to the benchmark. Stock selection in Consumer Discretionary and Energy detracted from relative performance during the period. The Fund ended the fiscal year with an overweight, relative to the benchmark, in the Financials, Industrials, Information Technology and Materials sectors. The Fund ended the fiscal year with an underweight, relative to the benchmark, in the Consumer Discretionary, Consumer Staples, Energy, Health Care, and Utilities sectors. We do not hold positions in Telecommunication Services.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder-friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities across each investment category with attractive risk/return profiles.

We believe the current environment remains attractive for free cash flow-oriented investing as free cash flow yields for equities relative to fixed income yields remain near historical highs. Companies with high free cash flow and prudent management teams can potentially do very well in a moderate growth environment. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives and selective acquisitions can all accrue to the benefit of equity holders. These positive developments have been taking place at many of the companies owned by the Fund.

Our style of investing is based on rigorous fundamental research. The analysis centers on the business model and a company's ability to generate and effectively utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our shareholders' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	6.6%
Consumer Staples	3.1
Energy	3.6
Financials	23.4
Health Care	14.0
Industrials	17.7
Information Technology	21.7
Materials	7.4
Utilities	1.4
Short-Term Investments	1.1
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2015
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[18]	12/21/2009	–1.80%	16.53%	7.40%
Class A18	12/21/2009	–2.16%	16.09%	7.15%
Class C18	12/21/2009	–2.84%	15.22%	6.64%
With Sales Charge
Class A18		–7.77%	14.72%	6.44%
Class C18		–3.78%	15.22%	6.64%
Index
S&P 500® Index[1,16]		0.48%	15.87%	6.49%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 18 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.74%, 1.10% and 1.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT18

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)

Neuberger Berman Real Estate Fund Trust Class generated a –1.54% total return for the fiscal year ended August 31, 2015, underperforming its benchmark, the FTSE NAREIT All Equity REITs Index, which generated a –0.33% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market was volatile and generated a modest gain during the reporting period. The market was supported at times by signs of improving economic growth in the U.S. and solid demand. However, the market was periodically challenged—especially late in the period—by heightened investor risk aversion, some of which was triggered by geopolitical issues and signs of moderating growth in China. The overall U.S. stock market, as measured by the S&P 500® Index, gained 0.48% for the 12-month period. Real estate investment trusts (REITs) posted weak results during the period, partially due to concerns over rising interest rates.

The Fund's underperformance versus the benchmark was due to sector positioning. In particular, an overweight to Mortgage Home Financing and an underweight to Manufactured Homes were negative for results. On the upside, an overweight to Self Storage and an underweight to Mixed were the largest contributors to performance. Stock selection, overall, was a positive for performance. Contributing the most to results was stock selection in the Free Standing, Health Care and Diversified sectors. Simon Property Group, a leading commercial real estate company with both regional malls and discount outlet centers, was the largest contributor to performance. Other holdings that were additive for results were Public Storage, a self-storage REIT, and Equity Residential, an apartment REIT.

The sectors that detracted the most from the Fund's performance from a stock selection perspective were Regional Malls, Self Storage and Lodging/Resorts. Several individual holdings were also negative for results, including Host Hotels and Resorts, a lodging/resort REIT, Weyerhaeuser Co., a timber REIT, and American Tower Corp., an infrastructure REIT.

Looking ahead, it appears to us that economic activity in the U.S. continues to expand at a moderate pace and in our view the Federal Reserve (Fed) is likely to continue moving toward policy normalization. We believe these two factors, an improving economy and a less accommodative Fed, should they occur, will be important drivers for real estate values over the next 12-24 months. While higher interest rates could be a headwind for REITs in the near term, we believe the benefits of a sustainable improvement in the economy and job market on real estate demand trends could outweigh this concern in the longer term. We also believe that REIT fundamentals should show further improvement as the year progresses, which would support cash flow and dividend growth. Many REITs are currently trading at discounts to their underlying stated net asset values (NAV). If these apparent NAV discounts persist, we may experience an increase in mergers and acquisitions (M&A), additional share repurchase activity and other value realization strategies.

Sincerely,

Steve S. Shigekawa and Brian Jones
Portfolio Co-Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments)
Apartments	14.7%
Diversified	8.3
Free Standing	1.9
Health Care	9.4
Industrial	4.0
Infrastructure	10.1
Lodging/Resorts	5.5
Office	11.2
Real Estate Operating Companies	3.5
Regional Malls	12.6
Self Storage	7.8
Shopping Centers	6.5
Timber	3.3
Short-Term Investments	1.2
Total	100.0%

PERFORMANCE HIGHLIGHTS7,22

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	–1.54%	10.52%	7.49%	11.19%
Institutional Class[6]	06/04/2008	–1.34%	10.72%	7.64%	11.31%
Class A15	06/21/2010	–1.65%	10.33%	7.39%	11.12%
Class C15	06/21/2010	–2.38%	9.50%	6.98%	10.80%
Class R3[15]	06/21/2010	–1.94%	10.05%	7.25%	11.01%
Class R6[25]	03/15/2013	–1.26%	10.67%	7.57%	11.25%
With Sales Charge
Class A15		–7.32%	9.04%	6.76%	10.63%
Class C15		–3.31%	9.50%	6.98%	10.80%
Index
FTSE NAREIT All Equity REITs Index[1,16]		–0.33%	12.36%	6.59%	10.00%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.41%, 1.05%, 1.43%, 2.20%, 1.67% and 0.98% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96%, 1.46% and 0.78% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)

Neuberger Berman Small Cap Growth Fund Investor Class generated a 7.51% total return for the fiscal year ended August 31, 2015, ahead of its benchmark, the Russell 2000® Growth Index, which returned 5.11% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The trailing 12 months have generally provided a positive environment for our style of investing. Shrugging off global macro noise, stubbornly lethargic GDP growth and currency headwinds, the market rewarded active management and stocks offering positive differentiation versus their peers, "paying-up" for compelling catalysts, strong execution and the higher qualitative characteristics and fundamentals that we typically prize. Finally, incremental net positives around inflation, employment and wage growth continued to build a foundation for a potential rebound in both consumer confidence and retail spending.

During the period, the portfolio was overweight, versus the benchmark, in Consumer Discretionary, Information Technology (IT) and Health Care, and underweight Industrials, Materials, Energy, Consumer Staples and Telecommunication Services, and essentially in line with the benchmark in Financials. The Fund's sector positioning was generally additive to performance, with our underweight to Materials, Industrials and Consumer Staples and overweight to Health Care leading the way.

With respect to stock selection, positive contributions from IT, Health Care, Consumer Discretionary and Energy offset weakness from our Industrial and Consumer Staple names. Drilling down to our holdings, Bluebird Bio was the top contributor to performance, while Carrizo Oil & Gas (sold before period end) was the leading detractor. Bluebird, a biotechnology company using gene therapy to introduce a functional copy of a defective gene into patient's own cells, was boosted by encouraging data around a molecule aimed at treating blood diseases. Carrizo, an oil and natural gas exploration and production company in the U.S. and UK was negatively impacted by the precipitous drop in oil prices.

From our perspective, despite recent volatility the positives continue to outweigh any negatives and/or angst around the longevity of the current "bull" market. The balance of 2015 should, in our view, continue to benefit broadly from accommodative central banks, appealing interest rate levels and generally positive inflationary trends. In the U.S., we think incremental gains in housing, employment and wage growth coupled with moderating currency headwinds and improving business and consumer confidence, should they continue, could provide a positive counterbalance to the seemingly never-ending global wall of worry as well as legitimate concerns around sluggish GDP growth and extended market valuations across numerous industry groups. China-induced volatility has clouded the interest rate hike debate, but we remain confident that a rate increase, whenever it does occur, would be reasonably digested by the market and ultimately prove to be a positive for stocks. Given the aforementioned positive trends and what we see as an absence of reckless excess, we also don't believe that a more substantial and prolonged market reset is looming, near term. We believe the market should continue to seek positive differentiation through companies characterized by strong execution and fundamentals, and we would view any additional short-term volatility, should it occur, as an investing opportunity.

Sincerely,

David H. Burshtan
Portfolio Manager

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	21.2%
Financials	8.8
Health Care	26.7
Industrials	10.7
Information Technology	24.8
Materials	3.6
Short-Term Investments	4.2
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	7.51%	16.61%	7.59%	8.69%
Trust Class[3]	11/03/1998	7.30%	16.39%	7.40%	8.54%
Advisor Class[4]	05/03/2002	7.13%	16.22%	7.20%	8.45%
Institutional Class[5]	04/01/2008	7.84%	16.97%	7.81%	8.82%
Class A20	05/27/2009	7.45%	16.55%	7.52%	8.65%
Class C20	05/27/2009	6.68%	15.70%	7.02%	8.34%
Class R3[17]	05/27/2009	7.22%	16.26%	7.35%	8.54%
With Sales Charge
Class A20		1.26%	15.18%	6.89%	8.27%
Class C20		5.68%	15.70%	7.02%	8.34%
Index
Russell 2000® Growth Index[1,16]		5.11%	17.83%	8.46%	7.69%
Russell 2000® Index[1,16]		0.03%	15.55%	7.12%	8.73%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.67%, 1.95%, 1.97%, 1.48%, 1.81%, 2.57% and 2.16% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.30%, 1.40%, 1.60%, 0.90%, 1.26%, 2.01% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Socially Responsive Fund Commentary (Unaudited)

Neuberger Berman Socially Responsive Fund Investor Class generated a 0.29% total return for the fiscal year ended August 31, 2015, trailing the 0.48% return of its benchmark, the S&P 500® Index. (Performance for all share classes is provided in the table immediately following this letter.)

Flat equity returns belie extreme volatility in the currency and commodity markets over this period. For instance, the U.S. dollar appreciated over 15% versus the currencies of major trading partners and over 20% versus those of many commodity-producing nations, with supply in chronic excess for many basic goods. Oil prices declined over 50% this period. While these forces were a headwind for U.S. multinationals and commodity producers, earnings growth for U.S. equities absent these pressures has been good, helped by a recovering domestic economy. Solid earnings supported equity markets for much of this period, with volatility increasing sharply in August as headline fears of a China slowdown had global reverberations. While Chinese economic growth remains positive, feedback from U.S. companies operating in China suggests it has been decelerating for some time.

For the Fund, top contributors included long-term holdings Newell Rubbermaid, Progressive and Intercontinental Exchange. Newell Rubbermaid appears to have engineered a successful turnaround, low-cost insurer Progressive continued to innovate and take market share; and Intercontinental Exchange has benefited from the greater transparency and safety in trading and clearing required in the post-crisis regulatory environment.

Detractors included Noble Energy, a victim of the drop in energy prices, and NOW Inc., among the Industrials names to suffer in sympathy with oil. Elsewhere, Keurig Green Mountain underperformed due to challenges in transitioning to its next-generation brewing technology. We continue to own each of these names.

We were opportunistic buyers and sellers this fiscal year, adding NetScout, a communications technology company. We received shares as a spinout from long-term holding Danaher, which merged its communication businesses with NetScout. We believe the core business is well positioned to capitalize on the growing need for bandwidth, with greater potential upside from network analytics, optimization and security tools. We also bought Adobe, which we believe should benefit from the convergence of digital media, marketing and payments facilitated by consumers' growing on-line presence. We sold holdings including Praxair, Costco, Novozymes and Sanofi, primarily on valuation concerns.

Looking ahead, while extreme financial market volatility can precipitate real world pressures, especially for an over-leveraged global economy, absent some significant shock we do not foresee a return to global recession. We believe China's economy, while slower, is still growing, and that even if the Fed acts this fall, U.S. rates are likely to remain low and supportive of growth for some time.

Beyond the headlines, the U.S. economy appears to be moving forward. Auto sales have been setting post-crisis records, non-residential construction has been growing, and the labor market has continued tightening. While deflationary pressures weigh on commodity-producing nations, lower costs benefit purchasing power for consumers here and abroad. Clearly global risks remain, but U.S. fundamentals appear to us firm and supportive for equities.

We remain pleased with our portfolio companies, believing they are positioned to outperform peers—with strong cash flow and balance sheets ready to weather a storm should one arise.

We look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti* and Ingrid S. Dyott
Portfolio Co-Managers

*  As previously disclosed in the supplement to prospectus, Arthur Moretti recently announced he intends to retire in February 2016 after a 28-year career and 14 years at Neuberger Berman. Effective February 5, 2016, Ingrid Dyott and Sajjad Ladiwala will be Portfolio Co-Managers. Mamundi Subhas will remain Associate Portfolio Manager.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Socially Responsive Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.7%
Consumer Staples	6.1
Energy	6.8
Financials	16.7
Health Care	9.4
Industrials	18.7
Information Technology	20.8
Telecommunication Services	1.4
Utilities	3.9
Short-Term Investments	2.5
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Average Annual Total Return Ended 08/31/2015
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	0.29%	14.41%	6.98%	8.98%
Trust Class[3]	03/03/1997	0.12%	14.21%	6.79%	8.80%
Institutional Class[5]	11/28/2007	0.46%	14.61%	7.13%	9.05%
Class A20	05/27/2009	0.11%	14.17%	6.85%	8.92%
Class C20	05/27/2009	–0.67%	13.32%	6.35%	8.68%
Class R3[17]	05/27/2009	–0.12%	13.91%	6.70%	8.84%
Class R6[24]	03/15/2013	0.51%	14.55%	7.04%	9.01%
With Sales Charge
Class A20		–5.66%	12.83%	6.22%	8.62%
Class C20		–1.50%	13.32%	6.35%	8.68%
Index
S&P 500® Index[1,16]		0.48%	15.87%	7.15%	9.03%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.86%, 1.03%, 0.68%, 1.06%, 1.80%, 1.29% and 0.61% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Value Fund Commentary (Unaudited)

Neuberger Berman Value Fund Institutional Class generated a –7.42% total return for the fiscal year ended August 31, 2015, underperforming its benchmark, the Russell 1000® Value Index, which returned –3.48% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the fiscal year, we saw an extended period of relative calm and modest equity gains promote a sense of complacency, which was shattered when underlying macro concerns escalated into a steep market correction. Stocks were somewhat choppy early in the year amid growing apprehension about the state of the global economy, the potential for a rate hike by the U.S. Federal Reserve (Fed) and the free-fall in crude oil prices. Yet, the market swiftly recovered time and again despite continued downward pressures. Issues such as the Greek sovereign debt crisis, signs of economic weakness in China and the negative impact of a rising U.S. dollar and deflated crude oil prices remained hot topics for investors throughout the period, but an improving U.S. economy and words of assurance from the Fed and other global policymakers kept the equity market in a fairly narrow trading band for several months. Tensions began to rise, however, as the September deadline for a Fed rate decision drew closer. Anxiety over China then reached a tipping point in August when the People's Bank of China unexpectedly devalued the nation's currency to prop up its economy. The move ignited a sell-off in equities that led to a double-digit drop in U.S. stocks. The market recouped some of its losses but large-cap value stocks still ended the period with an overall decline.

There was a wide spread between the best and worst performing sectors within the Russell 1000 Value Index over the period. Health Care was at one end of the spectrum, with a double-digit positive return owed in part to robust mergers and acquisitions activity within the segment, while Energy and Materials suffered overall losses of over 30% and 18%, respectively, due largely to weak oil prices and a macro slowdown in China. In the middle, Financials, Consumer Discretionary and Consumer Staples eked out modestly positive returns while Information Technology, Industrials and Telecommunication Services produced moderate losses.

In the Fund, our strategic decision to underweight the Energy sector versus the index resulted in a large benefit to relative returns as this was by far the worst performing area of the market over the fiscal year. Oil prices fell off a cliff in December and continued to test these lows throughout the period as crude production levels remained robust in the face of weaker than expected demand, primarily from China. Health Care provided the largest lift to performance on an absolute basis, and our selection of stocks fared better than their index sector counterparts. However our lighter weighting in this area versus the index was a negative. The largest detractor from both absolute and relative performance during the period was the Materials sector. Our overweight in this segment versus the index, particularly in the Metals & Mining industry, was the main source of the loss as these companies suffered from slower demand from China and expectations of depressed future growth in that region. The second largest detractor from overall total returns was Energy.

We remain generally positive on the overall equity market, as we believe that U.S. stocks should continue to benefit from the slowly improving domestic economy. Still, we continue to be wary of the global macro picture and other external factors. Corporate profits are largely expected to grow next year if the U.S. labor market continues to improve and consumers continue to reap the benefits of low fuel costs; however, the latest earnings season was muted given weakness in Energy and lackluster results among large multinationals, a situation that could persist if oil prices decline further or the U.S. dollar continues to advance. The risk of a more severe economic downturn in China and other emerging markets is also a source of concern, particularly as the U.S. appears to be embarking on a path of interest rate tightening, which could leave the domestic economy more vulnerable to external shocks. While we are cognizant of these concerns, we feel the global economy is on the mend and that there are attractive opportunities in some of the most affected areas of the most recent downturn. The best way to navigate such an environment, in our view, is to take a bottom-up investment approach in looking for underappreciated stocks carrying hidden value that could be realized if specific catalysts play out over time.

Sincerely,

Eli M. Salzmann
Portfolio Manager

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	17.3%
Consumer Staples	1.0
Energy	9.0
Financials	29.2
Health Care	7.3
Industrials	20.9
Information Technology	6.5
Materials	8.8
Short-Term Investments	0.0
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Average Annual Total Return Ended 08/31/2015
	Inception Date*	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[21]	04/19/2010	–7.42%	13.94%	6.68%
Class A21	03/02/2011	–7.71%	13.56%	6.48%
Class C21	03/02/2011	–8.44%	12.79%	6.07%
With Sales Charge
Class A21		–13.01%	12.22%	5.77%
Class C21		–9.30%	12.79%	6.07%
Index
Russell 1000® Value Index[1,16]		–3.48%	14.68%	4.91%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 21 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 2.44%, 2.83% and 3.60% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.78%, 1.14% and 1.89% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT21

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

World Equity Fund Commentary (Unaudited)

We are pleased to provide the first annual report for Neuberger Berman World Equity Fund, which was launched on June 30, 2015. The Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located around the world, including companies in both developed and emerging markets. We combine both a top-down, thematic framework and fundamental bottom-up stock analyses to identify and select what we believe are attractive equity investment opportunities.

For the two-month period since its inception through August 31, 2015, the Fund's Institutional Class generated a –4.70% total return but outperformed its benchmark, the MSCI All Country World Index, which provided a –5.93% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

From a stock perspective, the top contributors to performance during the reporting period included a French industrial company, a Japanese construction company and an Internet retailer based in the U.S. The top detractors included a Taiwanese semiconductor equipment company, a U.S. technology hardware company and a Korean cosmetics company. From a sector perspective, the top contributors during the period were Industrials, Telecommunication Services and Utilities. The top detractors were Information Technology, Financials and Health Care. The Fund's use of financial futures contracts contributed positively to the Fund's performance while equity swaps and forward foreign currency contracts detracted from performance.

We are broadly constructive on global equity markets for the remainder of 2015. In particular, we are positive on European equity markets, where we anticipate continued economic healing as suggested by a number of leading economic indicators. A weaker euro, highly accommodative monetary policy and an apparent resolution of the Greek crisis could provide further support, in our view. We are also constructive on investment opportunities in Japan, where earnings momentum has been strong and continued improvement in corporate governance is anticipated. We believe the U.S. equity market may face some uncertainties as relating to its response to a widely anticipated cycle of interest rate increases.

Sincerely,

Daniel Geber
Portfolio Manager

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

World Equity Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NWTIX
Class A	NWTAX
Class C	NWTCX

PERFORMANCE HIGHLIGHTS9

	Inception Date	Cumulative Total Return Ended 08/31/2015 Life of Fund
At NAV
Institutional Class	06/30/2015	–4.70%
Class A	06/30/2015	–4.80%
Class C	06/30/2015	–4.90%
With Sales Charge
Class A		–10.27%
Class C		–5.85%
Index
MSCI All Country World Index[1,16]		–5.93%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2015 are 1.40%, 1.76% and 2.51% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from June 30, 2015 through August 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

World Equity Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's Omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 74 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund and Neuberger Berman World Equity Fund are relatively small. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund was relatively small prior to September 2010, June 2008, August 2013, January 2010 and April 2013, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

Endnotes (cont'd)

11  As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect. Although the Fund has a policy that allows it to operate as a non-diversified fund, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified fund.

12  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

13  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

14  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

15  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

16  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

17  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

18  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the TrustClass has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been

Endnotes (cont'd)

lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

19  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

20  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

21  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

22  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

Endnotes (cont'd)

25  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

26  The Fund had a policy of investing mainly in common stocks of companies with a market capitalization greater than $7.5 billion at the time of purchase prior to September 2, 2014. Its performance prior to that date might have been different if current policies had been in effect.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA / NAREIT Developed Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets.

FTSE NAREIT All Equity REITs Index:

The index is a free float-adjusted market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, the NYSE Arca or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

MSCI China Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. The index does not include China A-shares or securities of U.S. and Singapore-listed overseas companies. (China A-shares are securities listed on the Shanghai or Shenzhen Stock Exchanges and traded in renminbi, with limited accessibility to foreign investors.)

MSCI EAFE® Index (Europe, Australasia, Far East):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

Glossary of Indices (cont'd)

Russell 1000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2015 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 8/31/15 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During the Period(1) 3/1/15 - 8/31/15	Expense Ratio	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During the Period(1) 3/1/15 - 8/31/15	Expense Ratio
All Cap Core Fund
Institutional Class	$1,000.00	$951.20	$3.69	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$949.10	$5.90	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Class C	$1,000.00	$945.40	$9.61	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$849.50	$5.83	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Class A	$1,000.00	$848.80	$6.99	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Class C	$1,000.00	$845.60	$10.47	2.25%	$1,000.00	$1,013.86	$11.42	2.25%
Class R3	$1,000.00	$846.80	$8.89	1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class R6	$1,000.00	$850.20	$5.50	1.18%	$1,000.00	$1,019.26	$6.01	1.18%
Equity Income Fund
Institutional Class	$1,000.00	$934.90	$3.32	0.68%	$1,000.00	$1,021.78	$3.47	0.68%
Class A	$1,000.00	$932.10	$5.11	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$929.00	$8.70	1.79%	$1,000.00	$1,016.18	$9.10	1.79%
Class R3	$1,000.00	$931.70	$6.38	1.31%	$1,000.00	$1,018.60	$6.67	1.31%
Focus Fund
Investor Class	$1,000.00	$967.30	$4.51	0.91%	$1,000.00	$1,020.62	$4.63	0.91%
Trust Class	$1,000.00	$966.10	$5.45	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Advisor Class	$1,000.00	$965.20	$6.34	1.28%	$1,000.00	$1,018.75	$6.51	1.28%
Institutional Class	$1,000.00	$968.10	$3.72	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$966.40	$5.50	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$962.60	$9.20	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Genesis Fund
Investor Class	$1,000.00	$968.30	$5.01	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Trust Class	$1,000.00	$967.50	$5.50	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Advisor Class	$1,000.00	$965.90	$6.89	1.39%	$1,000.00	$1,018.20	$7.07	1.39%
Institutional Class	$1,000.00	$968.80	$4.22	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class R6	$1,000.00	$969.30	$3.87	0.78%	$1,000.00	$1,021.27	$3.97	0.78%
Global Equity Fund
Institutional Class	$1,000.00	$936.10	$5.61	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Class A	$1,000.00	$934.00	$7.36	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class C	$1,000.00	$930.30	$11.00	2.26%	$1,000.00	$1,013.81	$11.47	2.26%
Global Real Estate Fund
Institutional Class	$1,000.00	$912.50	$4.82	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$909.90	$6.55	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$906.40	$10.14	2.11%	$1,000.00	$1,014.57	$10.71	2.11%
Greater China Equity Fund
Institutional Class	$1,000.00	$919.40	$7.26	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Class A	$1,000.00	$917.50	$8.99	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class C	$1,000.00	$913.80	$12.59	2.61%	$1,000.00	$1,012.05	$13.24	2.61%
Guardian Fund
Investor Class	$1,000.00	$918.00	$4.21	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Trust Class	$1,000.00	$917.00	$5.12	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Advisor Class	$1,000.00	$913.90	$8.06	1.67%	$1,000.00	$1,016.79	$8.49	1.67%
Institutional Class	$1,000.00	$918.70	$3.43	0.71%	$1,000.00	$1,021.63	$3.62	0.71%
Class A	$1,000.00	$916.90	$5.17	1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$913.10	$8.82	1.83%	$1,000.00	$1,015.98	$9.30	1.83%
Class R3	$1,000.00	$915.00	$6.56	1.36%	$1,000.00	$1,018.35	$6.92	1.36%

Expense Information as of 8/31/15 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During the Period(1) 3/1/15 - 8/31/15	Expense Ratio	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During the Period(1) 3/1/15 - 8/31/15	Expense Ratio
International Equity Fund
Investor Class	$1,000.00	$939.20	$5.08	1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Trust Class	$1,000.00	$938.70	$5.62	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Institutional Class	$1,000.00	$940.40	$4.16	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$938.60	$5.91	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$934.80	$9.56	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R6	$1,000.00	$940.00	$3.81	0.78%	$1,000.00	$1,021.27	$3.97	0.78%
International Select Fund
Trust Class	$1,000.00	$930.60	$6.08	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class	$1,000.00	$932.20	$4.38	0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Class A	$1,000.00	$930.10	$6.03	1.24%	$1,000.00	$1,018.95	$6.31	1.24%
Class C	$1,000.00	$926.70	$9.71	2.00%	$1,000.00	$1,015.12	$10.16	2.00%
Class R3	$1,000.00	$929.60	$7.34	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Intrinsic Value Fund
Institutional Class	$1,000.00	$957.90	$4.93	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$956.50	$6.71	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$952.70	$10.39	2.11%	$1,000.00	$1,014.57	$10.71	2.11%
Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$941.30	$5.43	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Institutional Class	$1,000.00	$942.00	$3.67	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$941.20	$5.43	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$938.50	$9.09	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$942.60	$6.66	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Large Cap Value Fund
Investor Class	$1,000.00	$914.10	$4.15	0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Trust Class	$1,000.00	$912.80	$5.11	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Advisor Class	$1,000.00	$912.10	$5.83	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Institutional Class	$1,000.00	$914.90	$3.43	0.71%	$1,000.00	$1,021.63	$3.62	0.71%
Class A	$1,000.00	$912.80	$5.21	1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Class C	$1,000.00	$909.90	$8.76	1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Class R3	$1,000.00	$912.00	$6.55	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,002.80	$4.59	0.91%	$1,000.00	$1,020.62	$4.63	0.91%
Trust Class	$1,000.00	$1,002.50	$4.95	0.98%	$1,000.00	$1,020.27	$4.99	0.98%
Advisor Class	$1,000.00	$1,001.20	$6.25	1.24%	$1,000.00	$1,018.95	$6.31	1.24%
Institutional Class	$1,000.00	$1,003.40	$3.79	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$1,002.10	$5.60	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$997.90	$9.37	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Class R3	$1,000.00	$1,000.40	$6.86	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class R6	$1,000.00	$1,004.10	$3.38	0.67%	$1,000.00	$1,021.83	$3.41	0.67%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$930.40	$5.11	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Trust Class	$1,000.00	$929.20	$6.08	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class	$1,000.00	$930.90	$4.14	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$929.60	$5.89	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$925.70	$9.51	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$928.60	$7.10	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$956.90	$3.60	0.73%	$1,000.00	$1,021.53	$3.72	0.73%
Class A	$1,000.00	$954.70	$5.42	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Class C	$1,000.00	$951.60	$9.05	1.84%	$1,000.00	$1,015.93	$9.35	1.84%

Expense Information as of 8/31/15 (Unaudited) (cont'd)

	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During the Period(1) 3/1/15 - 8/31/15		Expense Ratio	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During the Period(1) 3/1/15 - 8/31/15	Expense Ratio
Real Estate Fund
Trust Class	$1,000.00	$906.90	$5.00		1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Institutional Class	$1,000.00	$908.00	$4.09		0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$906.60	$5.81		1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$903.40	$9.40		1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$905.50	$7.01		1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class R6	$1,000.00	$908.30	$3.75		0.78%	$1,000.00	$1,021.27	$3.97	0.78%
Small Cap Growth Fund
Investor Class	$1,000.00	$963.70	$5.99		1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Trust Class	$1,000.00	$962.60	$6.93		1.40%	$1,000.00	$1,018.15	$7.12	1.40%
Advisor Class	$1,000.00	$962.00	$7.47		1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Institutional Class	$1,000.00	$965.10	$4.46		0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Class A	$1,000.00	$963.40	$6.24		1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$960.10	$9.93		2.01%	$1,000.00	$1,015.07	$10.21	2.01%
Class R3	$1,000.00	$962.10	$7.47		1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$940.00	$4.16		0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Trust Class	$1,000.00	$939.00	$5.03		1.03%	$1,000.00	$1,020.01	$5.24	1.03%
Institutional Class	$1,000.00	$940.60	$3.28		0.67%	$1,000.00	$1,021.83	$3.41	0.67%
Class A	$1,000.00	$938.90	$5.13		1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$935.50	$8.73		1.79%	$1,000.00	$1,016.18	$9.10	1.79%
Class R3	$1,000.00	$937.90	$6.30		1.29%	$1,000.00	$1,018.70	$6.56	1.29%
Class R6	$1,000.00	$940.90	$2.94		0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Value Fund
Institutional Class	$1,000.00	$916.30	$3.33		0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$915.20	$5.26		1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$911.60	$8.77		1.82%	$1,000.00	$1,016.03	$9.25	1.82%
World Equity Fund
Institutional Class	$1,000.00	$953.00	$1.69	(2)	1.00%	$1,000.00	$1,020.16	$5.09	1.00%
Class A	$1,000.00	$952.00	$2.29	(2)	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$951.00	$3.55	(2)	2.11%	$1,000.00	$1,014.57	$10.71	2.11%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 63/365 (to reflect the period June 30, 2015 (Commencement of Operations) to August 31, 2015).

(3)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Schedule of Investments All Cap Core Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	BlackRock, Inc.	5.6%
2	American Tower Corp.	5.2%
3	Google, Inc. Class C	4.5%
4	Allergan PLC	4.0%
5	Walt Disney Co.	3.9%
6	JPMorgan Chase & Co.	3.6%
7	Delphi Automotive PLC	3.6%
8	Plains All American Pipeline LP	3.5%
9	Verisk Analytics, Inc.	3.4%
10	SS&C Technologies Holdings, Inc.	3.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (78.3%)
Auto Components (6.5%)
BorgWarner, Inc.	33,472	$1,461
Delphi Automotive PLC	23,564	1,779
		3,240
Banks (3.6%)
JPMorgan Chase & Co.	28,208	1,808
Capital Markets (5.6%)
BlackRock, Inc.	9,340	2,825
Health Care Equipment & Supplies (2.8%)
Cooper Cos., Inc.	8,790	1,428
Internet & Catalog Retail (5.8%)
Liberty Interactive Corp. QVC Group Class A*	53,454	1,445
Priceline Group, Inc.*	1,165	1,455
		2,900
Internet Software & Services (9.7%)
eBay, Inc.*	59,189	1,605
Facebook, Inc. Class A*	11,350	1,015
Google, Inc. Class C*	3,648	2,255
		4,875
IT Services (5.0%)
PayPal Holdings, Inc.*	26,716	935
Visa, Inc. Class A	22,163	1,580
		2,515
Media (3.9%)
Walt Disney Co.	18,992	1,935
Oil, Gas & Consumable Fuels (6.6%)
Enbridge Energy Management LLC*	56,113	1,580
Plains All American Pipeline LP	48,285	1,741
		3,321
Pharmaceuticals (6.1%)
Allergan PLC*	6,676	2,028
Teva Pharmaceutical Industries Ltd. ADR	16,002	1,031
		3,059
	Number of Shares	Value† (000's)[z]
Professional Services (6.5%)
Nielsen Holdings PLC	34,426	$1,557
Verisk Analytics, Inc.*	23,006	1,681
		3,238
Real Estate Investment Trusts (5.2%)
American Tower Corp.	28,223	2,602
Software (11.0%)
Activision Blizzard, Inc.	42,955	1,230
Adobe Systems, Inc.*	12,837	1,008
Intuit, Inc.	18,857	1,617
SS&C Technologies Holdings, Inc.	24,121	1,634
		5,489
Total Common Stocks (Cost $35,514)		39,235
Exchange Traded Funds (5.3%)
SPDR S&P 500 ETF Trust	6,476	1,280
Utilities Select Sector SPDR Fund	32,125	1,364
Total Exchange Traded Funds (Cost $2,636)		2,644
Short-Term Investments (15.9%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $7,981)	7,980,672	7,981
Total Investments## (99.5%) (Cost $46,131)		49,860
Cash, receivables and other assets, less liabilities (0.5%)		240
Total Net Assets (100.0%)		$50,100

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Equity Fund 8/31/15

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Samsung Electronics Co. Ltd.	Korea	Technology Hardware, Storage & Peripherals	3.4%
2	Tencent Holdings Ltd.	China	Internet Software & Services	3.4%
3	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan, Province of China	Semiconductors & Semiconductor Equipment	2.3%
4	Cummins India Ltd.	India	Machinery	2.0%
5	China Mobile Ltd.	China	Wireless Telecommunication Services	1.9%
6	Coway Co. Ltd.	Korea	Household Durables	1.9%
7	Sunny Optical Technology Group Co. Ltd.	China	Electronic Equipment, Instruments & Components	1.8%
8	China Everbright International Ltd.	China	Commercial Services & Supplies	1.7%
9	Magnit PJSC	Russia	Food & Staples Retailing	1.7%
10	NCSoft Corp.	Korea	Software	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.0%)
Brazil (7.0%)
AMBEV SA ADR	865,800	$4,563
BB Seguridade Participacoes SA	526,900	4,170
CCR SA	973,800	3,995
Cielo SA	352,040	3,723
Embraer SA	184,000	1,166
Embraer SA ADR	120,600	3,049
FPC Par Corretora de Seguros SA*	543,000	1,960
Itau Unibanco Holding SA, Preference Shares	753,470	5,516
Qualicorp SA	187,500	882
		29,024
Chile (0.6%)
SACI Falabella	444,465	2,726
China (26.9%)
AAC Technologies Holdings, Inc.	1,089,200	6,135
Anhui Conch Cement Co. Ltd., H Shares	643,300	1,946
Baidu, Inc. ADR*	26,500	3,902
Bolina Holding Co. Ltd.	719,600	205
Changyou.com Ltd. ADR*	187,500	3,936
China Child Care Corp. Ltd.	6,035,700	553
China Everbright International Ltd.	5,440,000	7,160
China Medical System Holdings Ltd.	2,932,800	3,182
China Mengniu Dairy Co. Ltd.	1,470,240	5,141
China Mobile Ltd.	653,400	8,056
	Number of Shares	Value† (000's)[z]
China State Construction International Holdings Ltd.	3,243,400	$4,336
China Vanke Co. Ltd., H Shares	2,571,623	5,847
CNOOC Ltd.	4,535,200	5,623
Country Garden Holdings Co. Ltd.	7,221,600	2,534
Galaxy Entertainment Group Ltd.	623,600	2,003
Haier Electronics Group Co. Ltd.	3,046,800	5,433
Hua Hong Semiconductor Ltd.ñ*	2,826,000	2,527
Industrial & Commercial Bank of China Ltd., H Shares	11,037,900	6,523
New Oriental Education & Technology Group, Inc. ADR*	180,900	3,707
PICC Property & Casualty Co. Ltd., H Shares	2,421,200	4,599
Ping An Insurance Group Co. of China Ltd., H Shares	1,227,900	6,013
Sunny Optical Technology Group Co. Ltd.	4,363,200	7,296
Tencent Holdings Ltd.	821,500	13,971
Zhuzhou CSR Times Electric Co. Ltd., H Shares	196,400	1,305
		111,933
	Number of Shares	Value† (000's)[z]
Czech Republic (1.0%)
Komercni Banka A/S	17,855	$4,069
Hong Kong (0.6%)
AIA Group Ltd.	471,800	2,606
India (10.3%)
Cummins India Ltd.	496,900	8,125
Dabur India Ltd.	1,300,284	5,358
Dewan Housing Finance Corp. Ltd.	324,400	2,249
Glenmark Pharmaceuticals Ltd.*	307,200	5,255
HDFC Bank Ltd. ADR	61,900	3,528
Hero MotoCorp Ltd.	101,120	3,672
ICICI Bank Ltd.	747,080	3,124
Larsen & Toubro Ltd.*	120,900	2,919
Power Grid Corp. of India Ltd.	2,060,454	4,042
Prestige Estates Projects Ltd.	866,630	2,637
Tata Motors Ltd. Class A	601,034	2,152
		43,061
Indonesia (4.5%)
PT AKR Corporindo Tbk	8,091,900	3,499
PT Bank Rakyat Indonesia Persero Tbk	2,438,800	1,844
PT Gudang Garam Tbk	969,300	3,070
PT Link Net Tbk*	5,809,200	1,995
PT Matahari Department Store Tbk	3,370,800	4,205

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Equity Fund (cont'd)

	Number of Shares	Value† (000's)[z]
PT Semen Indonesia (Persero) Tbk	3,140,600	$2,068
PT Sumber Alfaria Trijaya Tbk	48,893,300	2,018
		18,699
Jordan (1.0%)
Hikma Pharmaceuticals PLC	118,435	4,105
Korea (12.2%)
Coway Co. Ltd.	108,370	7,733
Hyundai Motor Co.	52,835	6,656
NAVER Corp.	10,535	4,414
NCSoft Corp.	36,865	6,810
Samsung Electronics Co. Ltd.	15,465	14,239
Samsung Engineering Co. Ltd.*	82,373	1,839
SFA Engineering Corp.	95,992	3,534
SK Hynix, Inc.	149,730	4,532
Sung Kwang Bend Co. Ltd.	107,400	940
		50,697
Malaysia (0.8%)
Axiata Group Berhad	2,187,000	3,199
Mexico (5.9%)
Arca Continental SAB de CV	675,200	3,907
Corp. Inmobiliaria Vesta SAB de CV	2,546,500	3,954
Grupo Financiero Banorte SAB de CV, O Shares	1,054,500	5,048
Grupo GICSA SA de CV*	2,930,500	2,578
Grupo Mexico SAB de CV Series B	1,245,800	3,160
Infraestructura Energetica Nova SAB de CV	704,100	3,130
Unifin Financiera SAPI de CV*	1,355,400	2,969
		24,746
Peru (1.4%)
Credicorp Ltd.	53,100	5,840
	Number of Shares	Value† (000's)[z]
Philippines (3.6%)
Ayala Corp.	278,550	$4,391
International Container Terminal Services, Inc.	1,880,920	3,731
RFM Corp.	9,214,500	804
SM Investments Corp.	111,600	2,093
Universal Robina Corp.	957,300	3,965
		14,984
Qatar (1.3%)
Industries Qatar QSC	144,823	5,290
Russia (3.7%)
LUKOIL PJSC ADR	82,935	3,137
Magnit PJSC	37,165	7,105
QIWI PLC ADR	125,900	3,292
Yandex NV Class A*	146,000	1,781
		15,315
Singapore (0.9%)
Asian Pay Television Trust	6,421,602	3,709
South Africa (5.4%)
Alexander Forbes Group Holdings Ltd.	6,384,911	4,276
Bidvest Group Ltd.	193,979	4,665
Life Healthcare Group Holdings Ltd.	1,660,660	4,767
MTN Group Ltd.	214,394	2,861
Sasol Ltd.	86,565	2,774
Standard Bank Group Ltd.	274,465	3,024
		22,367
Taiwan, Province of China (6.3%)
China Steel Chemical Corp.	481,400	1,480
eMemory Technology, Inc.	328,200	3,067
Hermes Microvision, Inc.	96,640	4,099
Hu Lane Associate, Inc.	590,600	2,024
MediaTek, Inc.	555,200	4,283
	Number of Shares	Value† (000's)[z]
Taiwan Semiconductor Manufacturing Co. Ltd.	2,373,739	$9,411
Tung Thih Electronic Co. Ltd.	333,400	1,870
		26,234
Thailand (1.9%)
Bangkok Dusit Medical Services PCL	4,411,200	2,400
CP ALL PCL	3,849,700	5,477
		7,877
Turkey (1.5%)
Arcelik A/S	611,040	2,866
Turkiye Garanti Bankasi A/S	1,053,810	2,672
Ulker Biskuvi Sanayi A/S	108,100	665
		6,203
United Kingdom (1.2%)
SABMiller PLC	105,845	4,913
Total Common Stocks (Cost $450,034)		407,597
Short-Term Investments (1.3%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $5,401)	5,401,394	5,401
Total Investments## (99.3%) (Cost $455,435)		412,998
Cash, receivables and other assets, less liabilities (0.7%)		2,983
Total Net Assets (100.0%)		$415,981

See Notes to Schedule of Investments

POSITIONS BY INDUSTRY EMERGING MARKETS EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Banks	$41,188	9.9%
Semiconductors & Semiconductor Equipment	27,919	6.7%
Internet Software & Services	24,068	5.8%
Insurance	19,348	4.7%
Real Estate Management & Development	17,550	4.2%
Electronic Equipment, Instruments & Components	16,965	4.1%
Household Durables	16,032	3.9%
Food & Staples Retailing	14,600	3.5%
Technology Hardware, Storage & Peripherals	14,239	3.4%
Wireless Telecommunication Services	14,116	3.4%
Beverages	13,383	3.2%
Pharmaceuticals	12,542	3.0%
Automobiles	12,480	3.0%
Industrial Conglomerates	12,048	2.9%
Oil, Gas & Consumable Fuels	11,534	2.8%
Software	10,746	2.6%
Food Products	10,575	2.5%
Construction & Engineering	9,094	2.1%
Diversified Financial Services	8,667	2.1%
Machinery	8,125	2.0%
Health Care Providers & Services	8,049	1.9%
Transportation Infrastructure	7,726	1.9%
Commercial Services & Supplies	7,160	1.7%
IT Services	7,015	1.7%
Multiline Retail	6,931	1.6%
Personal Products	5,911	1.4%
Aerospace & Defense	4,215	1.0%
Electric Utilities	4,042	1.0%
Construction Materials	4,014	1.0%
Auto Components	3,894	0.9%
Media	3,709	0.9%
Diversified Consumer Services	3,707	0.9%
Trading Companies & Distributors	3,499	0.8%
Metals & Mining	3,160	0.8%
Gas Utilities	3,130	0.8%
Tobacco	3,070	0.7%
Consumer Finance	2,969	0.7%
Thrifts & Mortgage Finance	2,249	0.5%
Hotels, Restaurants & Leisure	2,003	0.5%
Diversified Telecommunication Services	1,995	0.5%
Chemicals	1,480	0.4%
Electrical Equipment	1,305	0.3%
Building Products	1,145	0.3%
Short-Term Investments and Other Assets—Net	8,384	2.0%
	$415,981	100.0%

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	NextEra Energy, Inc.	2.8%
2	JPMorgan Chase & Co.	2.4%
3	Eli Lilly & Co.	2.4%
4	Johnson & Johnson	2.3%
5	PNC Financial Services Group, Inc.	2.2%
6	CME Group, Inc.	2.2%
7	MetLife, Inc.	2.2%
8	Prologis, Inc.	2.1%
9	Dominion Resources, Inc.	2.1%
10	Koninklijke Philips NV	2.1%
	Number of Shares	Value† (000's)[z]
Common Stocks (91.9%)
Aerospace & Defense (0.5%)
Honeywell International, Inc.	108,000	$10,721
Banks (6.7%)
JPMorgan Chase & Co.@	800,000	51,280
PNC Financial Services Group, Inc.@	520,000	47,382
Wells Fargo & Co.	800,000	42,664
		141,326
Beverages (1.1%)
Coca-Cola Co.	600,000	23,592
Capital Markets (4.5%)
BlackRock, Inc.	52,000	15,728
Blackstone Group LP	1,145,000	39,216
Carlyle Group LP	1,240,000	26,238
UBS Group AG*	783,000	16,225
		97,407
Chemicals (2.5%)
E.I. du Pont de Nemours & Co.	634,000	32,651
LyondellBasell Industries NV Class A	240,000	20,491
		53,142
Communications Equipment (1.9%)
Cisco Systems, Inc.	1,563,000	40,450
Diversified Financial Services (2.2%)
CME Group, Inc.@	500,000	47,220
Diversified Telecommunication Services (2.1%)
BT Group PLC	3,177,000	21,194
Frontier Communications Corp.	4,450,000	22,562
		43,756
Electric Utilities (5.4%)
Edison International	367,000	21,462
Exelon Corp.	1,045,000	32,145
	Number of Shares	Value† (000's)[z]
NextEra Energy, Inc.@	615,000	$60,522
		114,129
Energy Equipment & Services (1.5%)
Schlumberger Ltd.	399,000	30,871
Hotels, Restaurants & Leisure (1.3%)
Las Vegas Sands Corp.	602,000	27,831
Household Products (1.5%)
Kimberly-Clark Corp.	300,000	31,959
Independent Power and Renewable Electricity Producers (0.8%)
8Point3 Energy Partners LP*	61,400	912
TerraForm Power, Inc. Class A*	735,000	16,537
		17,449
Industrial Conglomerates (4.9%)
General Electric Co.	1,532,000	38,024
Koninklijke Philips NV	1,700,000	43,724
Siemens AG	220,000	21,838
		103,586
Insurance (2.2%)
MetLife, Inc.	933,000	46,743
Leisure Products (1.1%)
Hasbro, Inc.@	322,600	24,063
Media (3.0%)
Lagardere SCA	1,590,000	43,267
Regal Entertainment Group Class A	1,129,000	21,474
		64,741
Multi-Utilities (8.0%)
CenterPoint Energy, Inc.	1,492,000	27,781
Dominion Resources, Inc.	635,000	44,291
DTE Energy Co.	465,000	36,298
Sempra Energy	280,000	26,558
WEC Energy Group, Inc.	759,000	36,167
		171,095
	Number of Shares	Value† (000's)[z]
Oil, Gas & Consumable Fuels (6.9%)
Columbia Pipeline Group, Inc.	1,253,000	$31,776
Exxon Mobil Corp.	240,000	18,058
Golar LNG Ltd.@	750,000	29,205
Kinder Morgan, Inc.	767,000	24,858
Occidental Petroleum Corp.	248,000	18,106
ONEOK, Inc.	170,000	6,122
Royal Dutch Shell PLC ADR Class A	361,000	19,104
		147,229
Personal Products (1.1%)
Unilever NV	577,000	23,149
Pharmaceuticals (9.4%)
Bristol-Myers Squibb Co.	391,100	23,259
Eli Lilly & Co.@	615,000	50,645
GlaxoSmithKline PLC ADR	819,000	33,522
Johnson & Johnson	520,000	48,870
Roche Holding AG ADR	1,268,000	43,308
		199,604
Real Estate Investment Trusts (20.7%)
AvalonBay Communities, Inc.	143,000	23,604
Blackstone Mortgage Trust, Inc. Class A	1,096,000	30,348
Care Capital Properties, Inc.*	93,950	2,987
Crown Castle International Corp.	433,000	36,108
Equinix, Inc.@	121,000	32,642
Equity Residential	489,000	34,841
Extra Space Storage, Inc.@	500,000	36,740
Mapletree Logistics Trust	12,280,000	8,529
Outfront Media, Inc.	1,030,327	23,316

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Parkway Life Real Estate Investment Trust	5,973,000	$9,651
PLA Administradora Industrial S de RL de CV*	5,700,000	10,781
Prologis, Inc.	1,203,000	45,714
Public Storage@	60,000	12,076
Simon Property Group, Inc.	225,000	40,347
Starwood Property Trust, Inc.	2,050,000	43,624
Ventas, Inc.	375,800	20,676
Weyerhaeuser Co.	1,000,000	27,940
		439,924
Software (1.8%)
Microsoft Corp.@	884,000	38,472
Tobacco (0.8%)
Imperial Tobacco Group PLC	356,000	17,136
Total Common Stocks (Cost $1,833,161)		1,955,595
Business Development Companies (1.1%)
Apollo Investment Corp.	1,610,000	10,481
FS Investment Corp.	1,180,000	11,942
Total Business Development Companies (Cost $24,674)		22,423
Preferred Stocks (0.5%)
Allergan PLC, Ser. A, 5.50% (Cost $10,865)	10,865	11,158
	Principal Amount
Convertible Bonds (3.6%)
HomeAway, Inc., Senior Unsecured Notes, 0.13%, due 4/1/19	$4,500,000	4,185
	Principal Amount	Value† (000's)[z]
Live Nation Entertainment, Inc., Senior Unsecured Notes, 2.50%, due 5/15/19	$3,260,000	$3,378
Priceline Group, Inc., Senior Unsecured Notes, 0.90%, due 9/15/21ñ	12,900,000	12,642
SINA Corp., Senior Unsecured Notes, 1.00%, due 12/1/18	25,100,000	23,453
TiVo, Inc., Senior Unsecured Notes, 2.00%, due 10/1/21ñ	10,500,000	9,299
WebMD Health Corp., Senior Unsecured Notes, 2.25%, due 3/31/16	10,000,000	9,981
WebMD Health Corp., Senior Unsecured Notes, 2.50%, due 1/31/18	13,965,000	14,000
Total Convertible Bonds (Cost $75,917)		76,938
	Number of Shares
Short-Term Investments (1.7%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $35,830)	35,829,859	35,830
Total Investments## (98.8%) (Cost $1,980,447)		2,101,944
Cash, receivables and other assets, less liabilities‡‡k (1.2%)		24,942
Total Net Assets (100.0%)		$2,126,886

See Notes to Schedule of Investments

Schedule of Investments Focus Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	JPMorgan Chase & Co.	5.5%
2	Teva Pharmaceutical Industries Ltd. ADR	5.0%
3	Eli Lilly & Co.	5.0%
4	Stanley Black & Decker, Inc.	4.4%
5	Willis Group Holdings PLC	4.4%
6	Cisco Systems, Inc.	4.0%
7	Comcast Corp. Class A Special	3.7%
8	Newell Rubbermaid, Inc.	3.5%
9	CVS Health Corp.	3.3%
10	Delta Air Lines, Inc.	3.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.8%)
Airlines (3.3%)
Delta Air Lines, Inc.	590,000	$25,830
Banks (5.5%)
JPMorgan Chase & Co.	665,000	42,626
Beverages (3.1%)
Coca-Cola Co.	605,000	23,789
Capital Markets (2.1%)
UBS Group AG*	800,000	16,552
Chemicals (1.9%)
FMC Corp.	340,000	14,385
Communications Equipment (4.0%)
Cisco Systems, Inc.	1,200,000	31,056
Consumer Finance (3.0%)
American Express Co.	304,000	23,323
Diversified Consumer Services (2.2%)
Service Corp. International	575,000	17,049
Electronic Equipment, Instruments & Components (3.0%)
CDW Corp.	578,950	23,013
Food & Staples Retailing (3.3%)
CVS Health Corp.	253,000	25,907
Food Products (1.2%)
Diamond Foods, Inc.*	304,300	9,181
Hotels, Restaurants & Leisure (2.1%)
Starwood Hotels & Resorts Worldwide, Inc.	225,000	16,081
Household Durables (5.0%)
Newell Rubbermaid, Inc.	643,000	27,089
Whirlpool Corp.	69,000	11,599
		38,688
	Number of Shares	Value† (000's)[z]
Insurance (4.4%)
Willis Group Holdings PLC	785,000	$33,826
Internet Software & Services (4.6%)
Google, Inc. Class A*	28,000	18,139
Google, Inc. Class C*	28,076	17,358
		35,497
Machinery (4.4%)
Stanley Black & Decker, Inc.	338,000	34,314
Media (7.0%)
Comcast Corp. Class A Special	500,000	28,620
Markit Ltd.*	261,600	7,476
Time Warner, Inc.	257,000	18,273
		54,369
Metals & Mining (0.6%)
Steel Dynamics, Inc.	230,000	4,480
Oil, Gas & Consumable Fuels (9.5%)
Columbia Pipeline Group, Inc.	870,000	22,063
Concho Resources, Inc.*	90,000	9,735
Devon Energy Corp.	280,000	11,945
EOG Resources, Inc.	217,000	16,993
Royal Dutch Shell PLC ADR Class A	242,100	12,812
		73,548
Personal Products (2.0%)
Edgewell Personal Care Co.	175,000	15,410
Pharmaceuticals (10.0%)
Eli Lilly & Co.	470,000	38,705
Teva Pharmaceutical Industries Ltd. ADR	605,000	38,968
		77,673
	Number of Shares	Value† (000's)[z]
Real Estate Investment Trusts (1.1%)
Weyerhaeuser Co.	290,000	$8,103
Road & Rail (1.1%)
Avis Budget Group, Inc.*	200,000	8,826
Semiconductors & Semiconductor Equipment (2.0%)
Freescale Semiconductor Ltd.*	430,000	15,364
Software (2.9%)
Activision Blizzard, Inc.	770,000	22,045
Specialty Retail (3.3%)
Bed Bath & Beyond, Inc.*	415,000	25,776
Technology Hardware, Storage & Peripherals (4.0%)
EMC Corp.	660,000	16,414
SanDisk Corp.	270,000	14,731
		31,145
Textiles, Apparel & Luxury Goods (1.5%)
Ralph Lauren Corp.	107,000	11,897
Trading Companies & Distributors (0.7%)
AerCap Holdings NV*	125,505	5,276
Total Common Stocks (Cost $650,342)		765,029
Short-Term Investments (1.4%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $11,016)	11,015,602	11,016
Total Investments## (100.2%) (Cost $661,358)		776,045
Liabilities, less cash, receivables and other assets [(0.2%)]		(1,346)
Total Net Assets (100.0%)		$774,699

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	Church & Dwight Co., Inc.	2.7%
2	Wabtec Corp.	2.6%
3	ICON PLC	2.4%
4	West Pharmaceutical Services, Inc.	2.0%
5	Sensient Technologies Corp.	2.0%
6	AptarGroup, Inc.	1.9%
7	Tyler Technologies, Inc.	1.8%
8	Manhattan Associates, Inc.	1.7%
9	Rollins, Inc.	1.6%
10	Constellation Software, Inc.	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.2%)
Aerospace & Defense (0.3%)
Astronics Corp.*	637,100	$32,913
Air Freight & Logistics (0.7%)
Forward Air Corp.^	1,783,468	80,292
Airlines (0.4%)
Allegiant Travel Co.	192,600	39,148
Auto Components (0.7%)
Drew Industries, Inc.	834,799	46,131
Gentex Corp.	2,210,098	34,256
		80,387
Banks (8.8%)
Bank of Hawaii Corp.^	2,290,312	142,137
Bank of the Ozarks, Inc.	2,407,600	100,638
BankUnited, Inc.	2,218,730	79,075
BOK Financial Corp.	1,371,876	86,812
Community Bank System, Inc.	1,197,358	42,698
Cullen/Frost Bankers, Inc.	1,721,925	111,340
CVB Financial Corp.	4,300,272	69,879
First Financial Bankshares, Inc.^	3,321,547	103,433
FNB Corp.	4,672,246	58,683
LegacyTexas Financial Group, Inc.	2,204,368	62,428
PacWest Bancorp	1,619,751	69,066
Westamerica Bancorporation	907,103	40,947
		967,136
Beverages (0.7%)
Boston Beer Co., Inc. Class A*	385,019	78,956
Building Products (1.3%)
AAON, Inc.	1,921,581	39,738
	Number of Shares	Value† (000's)[z]
Advanced Drainage Systems, Inc.	875,800	$24,881
AO Smith Corp.	1,216,348	78,467
		143,086
Capital Markets (0.1%)
OM Asset Management PLC	536,600	8,865
Chemicals (4.4%)
Balchem Corp.^	1,597,909	93,526
Innophos Holdings, Inc.^	1,154,142	55,480
NewMarket Corp.	88,512	33,921
Quaker Chemical Corp.	269,860	21,416
RPM International, Inc.	1,306,044	57,270
Sensient Technologies Corp.^	3,306,945	215,447
		477,060
Commercial Services & Supplies (4.2%)
Essendant, Inc.	1,451,121	50,064
G&K Services, Inc. Class A	436,500	29,512
Healthcare Services Group, Inc.^	3,715,881	124,259
Rollins, Inc.	6,340,230	177,019
Team, Inc.*	801,006	33,514
UniFirst Corp.	393,650	42,675
		457,043
Communications Equipment (1.1%)
NETGEAR, Inc.*	469,620	14,267
NetScout Systems, Inc.*	3,032,784	110,848
		125,115
Construction Materials (0.5%)
Eagle Materials, Inc.	634,000	51,880
Containers & Packaging (2.6%)
AptarGroup, Inc.	3,124,500	210,466
	Number of Shares	Value† (000's)[z]
Silgan Holdings, Inc.	1,376,783	$72,089
		282,555
Distributors (1.6%)
Pool Corp.^	2,475,598	172,500
Diversified Financial Services (0.6%)
MarketAxess Holdings, Inc.	767,151	69,366
Electrical Equipment (0.5%)
Franklin Electric Co., Inc.	1,309,472	38,354
Thermon Group Holdings, Inc.*	927,531	21,222
		59,576
Electronic Equipment, Instruments & Components (5.3%)
Badger Meter, Inc.	605,201	35,277
Cognex Corp.	1,296,208	46,093
FARO Technologies, Inc.*	600,700	23,337
FEI Co.	1,823,342	137,626
Littelfuse, Inc.	688,653	61,807
MTS Systems Corp.	490,887	29,227
Rogers Corp.*^	1,363,251	75,879
Zebra Technologies Corp. Class A*	2,019,724	167,395
		576,641
Energy Equipment & Services (1.8%)
CARBO Ceramics, Inc.	743,157	20,377
Dril-Quip, Inc.*	315,700	21,764
Natural Gas Services Group, Inc.*	594,200	12,888
Oceaneering International, Inc.	1,850,128	81,073
Pason Systems, Inc.^	4,262,257	65,701
		201,803

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Food & Staples Retailing (0.2%)
North West Co., Inc.	1,041,600	$21,448
Food Products (2.6%)
B&G Foods, Inc.	1,477,400	44,898
Calavo Growers, Inc.	38,800	2,260
Flowers Foods, Inc.	2,826,000	65,592
J & J Snack Foods Corp.	890,246	101,452
Lancaster Colony Corp.	741,156	70,284
		284,486
Health Care Equipment & Supplies (7.7%)
Abaxis, Inc.^	1,378,600	64,822
Cantel Medical Corp.	427,800	21,232
Cyberonics, Inc.*	1,097,495	71,710
Haemonetics Corp.*^	2,903,300	104,838
IDEXX Laboratories, Inc.*	2,000,024	142,942
Meridian Bioscience, Inc.	1,779,297	34,038
Natus Medical, Inc.*	371,700	15,121
Neogen Corp.*	288,800	14,913
Sirona Dental Systems, Inc.*	1,679,026	160,145
West Pharmaceutical Services, Inc.^	3,917,758	218,807
		848,568
Health Care Providers & Services (3.6%)
AmSurg Corp.*	1,455,150	114,113
Chemed Corp.	811,100	110,593
Henry Schein, Inc.*	1,105,840	151,290
U.S. Physical Therapy, Inc.	396,900	18,238
		394,234
Hotels, Restaurants & Leisure (3.9%)
Brinker International, Inc.	2,184,500	116,062
Cheesecake Factory, Inc.	1,153,800	62,617
Cracker Barrel Old Country Store, Inc.	625,827	90,232
	Number of Shares	Value† (000's)[z]
Papa John's International, Inc.	1,111,745	$74,765
Texas Roadhouse, Inc.	2,165,400	77,933
		421,609
Household Products (2.7%)
Church & Dwight Co., Inc.	3,364,856	290,320
Industrial Conglomerates (0.4%)
Raven Industries, Inc.^	2,568,452	46,540
Insurance (1.4%)
RLI Corp.	2,134,814	111,245
Safety Insurance Group, Inc.^	790,949	41,588
		152,833
Internet Software & Services (0.6%)
j2 Global, Inc.	864,201	60,131
IT Services (1.0%)
Jack Henry & Associates, Inc.	1,542,903	104,856
Leisure Products (1.2%)
Polaris Industries, Inc.	1,035,820	134,522
Life Sciences Tools & Services (4.0%)
Bio-Techne Corp.	978,000	92,401
ICON PLC*^	3,451,300	265,750
PAREXEL International Corp.*	1,216,855	79,972
		438,123
Machinery (10.1%)
CLARCOR, Inc.^	2,511,788	141,590
Donaldson Co., Inc.	1,509,400	47,259
Graco, Inc.	629,617	43,437
Lindsay Corp.^	729,350	55,598
Middleby Corp.*	1,190,118	129,187
Milacron Holdings Corp.*	1,112,800	22,134
Nordson Corp.	1,390,608	92,503
RBC Bearings, Inc.*	838,551	51,873
Tennant Co.	917,602	52,597
Toro Co.	1,567,188	111,741
	Number of Shares	Value† (000's)[z]
Valmont Industries, Inc.	769,004	$81,737
Wabtec Corp.	2,928,400	280,424
		1,110,080
Media (1.9%)
Gray Television, Inc.*	2,323,150	26,925
Media General, Inc.*	6,110,519	71,799
Nexstar Broadcasting Group, Inc. Class A^	2,395,521	111,344
		210,068
Metals & Mining (1.4%)
Compass Minerals International, Inc.^	1,875,573	151,921
Oil, Gas & Consumable Fuels (0.9%)
Gulfport Energy Corp.*	1,673,200	59,951
Painted Pony Petroleum Ltd.*	2,246,350	11,584
Synergy Resources Corp.*	2,861,966	30,737
		102,272
Paper & Forest Products (0.8%)
Stella-Jones, Inc.	2,563,100	87,086
Pharmaceuticals (0.3%)
Phibro Animal Health Corp. Class A^	1,048,000	36,994
Professional Services (0.9%)
Exponent, Inc.^	2,269,970	97,041
Real Estate Management & Development (0.0%)
Altisource Asset Management Corp.*^	125,617	4,835
Road & Rail (0.1%)
Genesee & Wyoming, Inc. Class A*	205,500	14,052

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Semiconductors & Semiconductor Equipment (0.9%)
Power Integrations, Inc.^	2,458,400	$96,492
Software (9.8%)
Aspen Technology, Inc.*	1,153,100	43,668
Computer Modelling Group Ltd.^	5,512,600	50,910
Constellation Software, Inc.	409,942	173,262
Descartes Systems Group, Inc.*	2,442,050	42,174
Enghouse Systems Ltd.	1,249,300	48,848
FactSet Research Systems, Inc.	618,600	97,689
Fair Isaac Corp.	1,067,758	91,368
Manhattan Associates, Inc.*	3,186,728	186,360
Monotype Imaging Holdings, Inc.^	3,344,806	70,843
NICE-Systems Ltd. ADR	537,700	33,101
Progress Software Corp.*	728,600	19,738
Qualys, Inc.*	491,900	14,294
Tyler Technologies, Inc.*	1,429,232	197,291
		1,069,546
Specialty Retail (3.7%)
Asbury Automotive Group, Inc.*	564,600	45,490
Hibbett Sports, Inc.*^	1,569,369	61,990
Lithia Motors, Inc. Class A	495,200	52,788
Monro Muffler Brake, Inc.	459,400	29,121
Sally Beauty Holdings, Inc.*	3,285,293	85,878
Tractor Supply Co.	1,535,482	130,992
		406,259
	Number of Shares	Value† (000's)[z]
Technology Hardware, Storage & Peripherals (0.8%)
Electronics For Imaging, Inc.*	2,107,300	$92,237
Trading Companies & Distributors (1.7%)
Applied Industrial Technologies, Inc.	1,829,744	77,471
NOW, Inc.*	1,034,500	17,649
Watsco, Inc.	702,504	86,029
		181,149
Total Common Stocks (Cost $5,952,934)		10,762,024
Short-Term Investments (1.9%)
State Street Institutional Treasury Money Market Fund Premier Class	74,998,542	74,999
State Street Institutional Treasury Plus Fund Premier Class*^	131,910,217	131,910
Total Short-Term Investments (Cost $206,909)		206,909
Total Investments## (100.1%) (Cost $6,159,843)		10,968,933
Liabilities, less cash, receivables and other assets [(0.1%)]		(7,489)
Total Net Assets (100.0%)		$10,961,444

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund 8/31/15

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Apple, Inc.	United States	Technology Hardware, Storage & Peripherals	2.3%
2	Sealed Air Corp.	United States	Containers & Packaging	2.3%
3	Cardinal Health, Inc.	United States	Health Care Providers & Services	1.9%
4	Alimentation Couche-Tard, Inc. Class B	Canada	Food & Staples Retailing	1.8%
5	Check Point Software Technologies Ltd.	Israel	Software	1.8%
6	Wabtec Corp.	United States	Machinery	1.8%
7	CVS Health Corp.	United States	Food & Staples Retailing	1.8%
8	First Republic Bank	United States	Banks	1.8%
9	JPMorgan Chase & Co.	United States	Banks	1.7%
10	Givaudan SA	Switzerland	Chemicals	1.7%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.1%)
Australia (1.4%)
Insurance Australia Group Ltd.	14,565	$52
Brazil (0.6%)
SLC Agricola SA	5,550	25
Canada (3.4%)
Alimentation Couche-Tard, Inc. Class B	1,680	71
Home Capital Group, Inc.	850	18
Kinaxis, Inc.*	500	14
Suncor Energy, Inc.	965	27
		130
China (1.6%)
Alibaba Group Holding Ltd. ADR*	350	23
Haier Electronics Group Co. Ltd.	20,800	37
		60
France (5.2%)
BNP Paribas SA	635	40
Rexel SA	2,376	36
Sanofi	525	52
Sodexo SA	530	47
Virbac SA	100	23
		198
Germany (3.6%)
Continental AG	245	52
Henkel AG & Co. KGaA, Preference Shares	470	49
Linde AG	217	38
		139
	Number of Shares	Value† (000's)[z]
Israel (3.6%)
Bezeq Israeli Telecommunication Corp. Ltd.	25,285	$46
Check Point Software Technologies Ltd.*	915	71
Teva Pharmaceutical Industries Ltd. ADR	325	21
		138
Japan (5.9%)
FANUC Corp.	300	49
Nihon Kohden Corp.	1,700	34
SoftBank Group Corp.	600	35
Sundrug Co. Ltd.	950	53
TOYOTA MOTOR Corp.	950	56
		227
Korea (1.0%)
Samsung Electronics Co. Ltd.	43	40
Netherlands (2.7%)
ASML Holding NV	690	63
Sensata Technologies Holding NV*	885	42
		105
Norway (0.7%)
DNB ASA	1,850	26
Spain (0.8%)
Banco Bilbao Vizcaya Argentaria SA	3,093	29
Sweden (0.8%)
Telefonaktiebolaget LM Ericsson, B Shares	3,070	30
	Number of Shares	Value† (000's)[z]
Switzerland (7.2%)
Cie Financiere Richemont SA	450	$34
Givaudan SA*	38	65
Julius Baer Group Ltd.*	1,220	59
Roche Holding AG	196	54
SGS SA	21	37
Sonova Holding AG	220	29
		278
United Kingdom (13.8%)
Aon PLC	540	51
Barclays PLC	13,250	53
Howden Joinery Group PLC	6,870	50
Lloyds Banking Group PLC	25,840	30
Pentair PLC	510	28
Prudential PLC	2,960	64
SABMiller PLC	880	41
Spectris PLC	963	27
St. James's Place PLC	3,875	54
TalkTalk Telecom Group PLC	12,035	55
Travis Perkins PLC	1,770	55
Virgin Money Holdings UK PLC	3,490	23
		531
United States (44.8%)
Amazon.com, Inc.*	103	53
American Tower Corp.	410	38
Amphenol Corp. Class A	550	29
Apple, Inc.	798	90
BlackRock, Inc.	163	49
Cabot Oil & Gas Corp.	585	14
Cardinal Health, Inc.	885	73
CDW Corp.	600	24
CVS Health Corp.	675	69
eBay, Inc.*	715	19
EMC Corp.	1,550	39
EOG Resources, Inc.	489	38

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Estee Lauder Cos., Inc. Class A	500	$40
First Republic Bank	1,120	68
Google, Inc. Class A*	45	29
Google, Inc. Class C*	45	28
Graco, Inc.	685	47
Henry Schein, Inc.*	435	60
Intercontinental Exchange, Inc.	240	55
JPMorgan Chase & Co.	1,025	66
Medtronic PLC	517	37
Milacron Holdings Corp.*	1,000	20
Motorola Solutions, Inc.	770	50
Nielsen Holdings PLC	1,355	61
Nordstrom, Inc.	525	38
PayPal Holdings, Inc.*	715	25
Pioneer Natural Resources Co.	260	32
Range Resources Corp.	555	21
RPM International, Inc.	1,340	59
Samsonite International SA	9,350	29
SanDisk Corp.	1,170	64
Schlumberger Ltd.	470	36
Sealed Air Corp.	1,695	87
Sirona Dental Systems, Inc.*	600	57
Visa, Inc. Class A	745	53
Wabtec Corp.	735	70
Waste Connections, Inc.	1,105	53
		1,720
Total Common Stocks (Cost $3,610)		3,728
Short-Term Investments (4.1%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $156)	155,705	156
Total Investments## (101.2%) (Cost $3,766)		3,884
Liabilities, less cash, receivables and other assets [(1.2%)]		(44)
Total Net Assets (100.0%)		$3,840

See Notes to Schedule of Investments

POSITIONS BY INDUSTRY GLOBAL EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Banks	$335	8.7%
Technology Hardware, Storage & Peripherals	233	6.1%
Insurance	221	5.8%
Machinery	214	5.6%
Food & Staples Retailing	193	5.0%
Chemicals	162	4.2%
Health Care Equipment & Supplies	157	4.1%
Pharmaceuticals	150	3.9%
Health Care Providers & Services	133	3.5%
Oil, Gas & Consumable Fuels	132	3.4%
Capital Markets	108	2.8%
Diversified Telecommunication Services	101	2.6%
Internet Software & Services	99	2.6%
Professional Services	98	2.6%
Trading Companies & Distributors	91	2.4%
Containers & Packaging	87	2.3%
Software	85	2.2%
Communications Equipment	80	2.1%
Electronic Equipment, Instruments & Components	80	2.1%
IT Services	78	2.0%
Semiconductors & Semiconductor Equipment	63	1.6%
Textiles, Apparel & Luxury Goods	63	1.6%
Automobiles	56	1.5%
Diversified Financial Services	55	1.4%
Commercial Services & Supplies	53	1.4%
Internet & Catalog Retail	53	1.4%
Auto Components	52	1.3%
Specialty Retail	50	1.3%
Household Products	49	1.3%
Hotels, Restaurants & Leisure	47	1.2%
Electrical Equipment	42	1.1%
Beverages	41	1.1%
Personal Products	40	1.0%
Real Estate Investment Trusts	38	1.0%
Multiline Retail	38	1.0%
Household Durables	37	1.0%
Energy Equipment & Services	36	0.9%
Wireless Telecommunication Services	35	0.9%
Food Products	25	0.6%
Thrifts & Mortgage Finance	18	0.5%
Short-Term Investments and Other Assets—Net	112	2.9%
	$3,840	100.0%

See Notes to Schedule of Investments

Schedule of Investments Global Real Estate Fund 8/31/15

TOP TEN EQUITY HOLDINGS

		Country	Sector
1	Simon Property Group, Inc.	United States	Retail REITs	4.8%
2	Public Storage	United States	Specialty REITs	3.7%
3	Mitsui Fudosan Co. Ltd.	Japan	Real Estate Holding & Development	3.5%
4	Sun Hung Kai Properties Ltd.	Hong Kong	Real Estate Holding & Development	3.5%
5	Equity Residential	United States	Residential REITs	3.3%
6	AvalonBay Communities, Inc.	United States	Residential REITs	2.9%
7	Unibail-Rodamco SE	France	Retail REITs	2.9%
8	Mitsubishi Estate Co. Ltd.	Japan	Real Estate Holding & Development	2.9%
9	Boston Properties, Inc.	United States	Industrial & Office REITs	2.5%
10	Essex Property Trust, Inc.	United States	Residential REITs	2.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (100.0%)
Australia (6.1%)
Goodman Group	7,517	$33
Investa Office Fund	7,987	22
Mirvac Group	18,313	23
Scentre Group	16,450	44
Westfield Corp.	6,411	44
		166
Canada (3.3%)
Allied Properties Real Estate Investment Trust	1,035	28
Brookfield Asset Management, Inc. Class A	1,120	35
RioCan Real Estate Investment Trust	1,422	26
		89
France (4.2%)
ICADE	516	37
Unibail-Rodamco SE	303	79
		116
Germany (3.3%)
Deutsche Annington Immobilien SE	1,099	36
Deutsche Wohnen AG	2,034	53
		89
Hong Kong (6.5%)
Henderson Land Development Co. Ltd.	6,683	41
Hongkong Land Holdings Ltd.	5,826	40
Sun Hung Kai Properties Ltd.	7,500	95
		176
	Number of Shares	Value† (000's)[z]
Japan (12.0%)
Industrial & Infrastructure Fund Investment Corp.	7	$29
Kenedix Retail REIT Corp.*	13	27
Mitsubishi Estate Co. Ltd.	3,612	78
Mitsui Fudosan Co. Ltd.	3,459	96
Mori Hills REIT Investment Corp.	22	25
Nippon Building Fund, Inc.	8	34
Sumitomo Realty & Development Co. Ltd.	1,147	39
		328
Singapore (2.5%)
CapitaLand Ltd.	13,033	26
City Developments Ltd.	2,431	15
Mapletree Commercial Trust	27,306	26
		67
Sweden (1.5%)
Hufvudstaden AB, A Shares	3,096	40
United Kingdom (9.3%)
Capital & Counties Properties PLC	9,365	63
Great Portland Estates PLC	4,434	56
Land Securities Group PLC	3,293	63
Segro PLC	5,210	33
Shaftesbury PLC	2,810	39
		254
	Number of Shares	Value† (000's)[z]
United States (51.3%)
Alexandria Real Estate Equities, Inc.	392	$34
American Homes 4 Rent Class A	1,656	27
American Tower Corp.	612	57
AvalonBay Communities, Inc.	481	79
Boston Properties, Inc.	592	67
Care Capital Properties, Inc.*	252	8
CBL & Associates Properties, Inc.	1,086	16
DCT Industrial Trust, Inc.	787	25
Douglas Emmett, Inc.	1,325	37
Equinix, Inc.	198	53
Equity Residential	1,265	90
Essex Property Trust, Inc.	297	64
Extra Space Storage, Inc.	314	23
Federal Realty Investment Trust	313	40
Forest City Enterprises, Inc. Class A*	891	19
General Growth Properties, Inc.	1,806	46
Health Care REIT, Inc.	759	48
Host Hotels & Resorts, Inc.	1,917	34
Kimco Realty Corp.	2,121	49
LaSalle Hotel Properties	833	26
National Retail Properties, Inc.	1,290	45
OMEGA Healthcare Investors, Inc.	838	28

See Notes to Schedule of Investments

Schedule of Investments Global Real Estate Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Prologis, Inc.	1,320	$50
Public Storage	494	100
Regency Centers Corp.	464	28
Simon Property Group, Inc.	733	132
SL Green Realty Corp.	373	39
Starwood Hotels & Resorts Worldwide, Inc.	352	25
Ventas, Inc.	1,007	55
Vornado Realty Trust	324	28
Weyerhaeuser Co.	941	26
		1,398
Total Common Stocks (Cost $2,921)		2,723
Short-Term Investments (1.9%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $52)	51,919	52
Total Investments## (101.9%) (Cost $2,973)		2,775
Liabilities, less cash, receivables and other assets [(1.9%)]		(52)
Total Net Assets (100.0%)		$2,723

See Notes to Schedule of Investments

POSITIONS BY SECTOR GLOBAL REAL ESTATE FUND

Sector	Investments at Value† (000's omitted)		Percentage of Net Assets
Real Estate Holding & Development	$676		24.8%
Industrial & Office REITs	609		22.4%
Retail REITs	588		21.6%
Specialty REITs	288		10.6%
Residential REITs	283		10.4%
Diversified REITs	194		7.1%
Hotel & Lodging REITs	85		3.1%
Short-Term Investments and Other Assets—Net	0	[z]	0.0%
	$2,723		100.0%

See Notes to Schedule of Investments

Schedule of Investments Greater China Equity Fund 8/31/15

TOP TEN HOLDINGS

1	Tencent Holdings Ltd.	5.8%
2	Midea Group Co. Ltd., Class A	5.3%
3	NetEase, Inc. ADR	5.3%
4	Zhengzhou Yutong Bus Co. Ltd. Class A	5.3%
5	Ping An Insurance Group Co. of China Ltd., H Shares	5.2%
6	China Power International Development Ltd.	4.5%
7	Brilliance China Automotive Holdings Ltd.	4.5%
8	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	4.3%
9	China Mobile Ltd.	3.9%
10	CSPC Pharmaceutical Group Ltd.	3.8%
	Number of Shares	Value† (000's)[z]
Common Stocks (81.5%)
Automobiles (6.5%)
Brilliance China Automotive Holdings Ltd.	3,942,000	$4,796
Great Wall Motor Co. Ltd., H Shares	829,500	2,216
		7,012
Banks (3.5%)
Industrial & Commercial Bank of China Ltd., H Shares	6,307,000	3,727
Beverages (0.0%)
Kweichow Moutai Co. Ltd. Class A	1,500	46
Capital Markets (1.0%)
China Cinda Asset Management Co. Ltd., H Shares	2,855,000	1,065
Commercial Services & Supplies (3.4%)
China Everbright International Ltd.	2,820,000	3,711
Food Products (0.3%)
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	147,740	373
Independent Power and Renewable Electricity Producers (11.1%)
China Power International Development Ltd.	7,157,000	4,811
China Resources Power Holdings Co. Ltd.	1,004,000	2,480
Huadian Fuxin Energy Corp. Ltd., H Shares	3,978,000	1,401
Huadian Power International Corp. Ltd., H Shares	3,352,000	2,734
	Number of Shares	Value† (000's)[z]
Huaneng Renewables Corp. Ltd., H Shares	1,356,000	$486
		11,912
Insurance (13.4%)
China Taiping Insurance Holdings Co. Ltd.*	1,128,800	3,204
New China Life Insurance Co. Ltd., H Shares	599,700	2,345
PICC Property & Casualty Co. Ltd., H Shares	1,676,000	3,183
Ping An Insurance Group Co. of China Ltd., H Shares	1,150,000	5,631
		14,363
Internet & Catalog Retail (2.6%)
JD.com, Inc. ADR*	106,168	2,748
Internet Software & Services (18.6%)
Alibaba Group Holding Ltd. ADR*	43,737	2,892
Baidu, Inc. ADR*	17,458	2,571
NetEase, Inc. ADR	51,081	5,679
Qihoo 360 Technology Co. Ltd. ADR*	49,510	2,617
Tencent Holdings Ltd.	367,200	6,245
		20,004
Machinery (1.6%)
Zhengzhou Yutong Bus Co. Ltd. Class A	585,031	1,716
Oil, Gas & Consumable Fuels (1.2%)
CNOOC Ltd.	1,017,000	1,261
Pharmaceuticals (6.9%)
China Medical System Holdings Ltd.	3,039,000	3,298
	Number of Shares	Value† (000's)[z]
CSPC Pharmaceutical Group Ltd.	4,464,000	$ 4,107
		7,405
Real Estate Management & Development (2.7%)
Red Star Macalline Group Corp. Ltd., H Sharesñ*	625,400	838
Sunac China Holdings Ltd.	3,851,000	2,087
		2,925
Transportation Infrastructure (1.9%)
Shenzhen International Holdings Ltd.	1,448,500	2,011
Water Utilities (2.9%)
Beijing Enterprises Water Group Ltd.*	2,886,000	2,071
Kangda International Environmental Co. Ltd.ñ*	4,096,000	1,078
		3,149
Wireless Telecommunication Services (3.9%)
China Mobile Ltd.	341,000	4,204
Total Common Stocks (Cost $106,363)		87,632
Participatory Notes (17.1%)
Beverages (1.1%)
Kweichow Moutai Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 8/17/2018	39,100	1,198
Food Products (4.0%)
Inner Mongolia Yili Industrial Group Co. Ltd., Class A (issuer Macquarie Bank, Ltd.), Expiration Date 2/17/2017	1,423,014	3,595

See Notes to Schedule of Investments

Schedule of Investments Greater China Equity Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Inner Mongolia Yili Industrial Group Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 12/2/2015	149,000	$376
Inner Mongolia Yili Industrial Group Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/15/2016ñ	133,200	337
		4,308
Health Care Providers & Services (3.0%)
Huadong Medicine Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 6/19/2023	74,807	856
Huadong Medicine Co. Ltd., Class A (issuer UBS AG), Expiration Date 6/16/2016	18,433	211
Huadong Medicine Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/12/2018	30,290	347
Huadong Medicine Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/15/2016ñ	142,018	1,626
Huadong Medicine Co. Ltd., Class A (issuer BNP Paribas Arbitrage), Expiration Date 3/30/2016ñ	12,230	140
		3,180
	Number of Shares	Value† (000's)[z]
Household Durables (5.3%)
Midea Group Co. Ltd., Class A (issuer UBS AG), Expiration Date 6/8/2016	280,245	$1,265
Midea Group Co. Ltd., Class A (issuer Credit Suisse AG), Expiration Date 6/29/2020ñ	66,600	301
Midea Group Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 3/13/2016	133,145	601
Midea Group Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/15/2016ñ	297,787	1,344
Midea Group Co. Ltd., Class A (issuer BNP Paribas Arbitrage), Expiration Date 1/6/2016ñ	490,800	2,216
		5,727
Machinery (3.7%)
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer BNP Paribas Arbitrage), Expiration Date 1/13/2017ñ	927,155	2,730
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/21/2016	110,006	324
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 1/13/2025	219,150	645
	Number of Shares	Value† (000's)[z]
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 12/30/2015	83,400	$246
		3,945
Total Participatory Notes (Cost $19,249)		18,358
Short-Term Investments (4.1%)
State Street Institutional Government Money Market Fund Premier Class (Cost $4,463)	4,463,442	4,463
Total Investments## (102.7%) (Cost $130,075)		110,453
Liabilities, less cash, receivables and other assets [(2.7%)]		(2,876)
Total Net Assets (100.0%)		$107,577

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	Berkshire Hathaway, Inc. Class B	5.5%
2	American Express Co.	5.3%
3	Texas Instruments, Inc.	5.2%
4	Progressive Corp.	5.1%
5	Newell Rubbermaid, Inc.	5.1%
6	Danaher Corp.	4.2%
7	WEC Energy Group, Inc.	4.0%
8	Schlumberger Ltd.	4.0%
9	Intuit, Inc.	3.7%
10	W.W. Grainger, Inc.	3.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.9%)
Auto Components (2.5%)
BorgWarner, Inc.	740,996	$32,337
Banks (3.6%)
U.S. Bancorp	1,105,820	46,832
Beverages (2.8%)
Anheuser-Busch InBev NV ADR	340,824	37,119
Communications Equipment (1.6%)
NetScout Systems, Inc.*	593,878	21,706
Consumer Finance (5.3%)
American Express Co.	903,838	69,342
Diversified Financial Services (8.3%)
Berkshire Hathaway, Inc. Class B*	537,308	72,021
Intercontinental Exchange, Inc.	160,613	36,685
		108,706
Diversified Telecommunication Services (1.4%)
Level 3 Communications, Inc.*	412,615	18,456
Energy Equipment & Services (4.0%)
Schlumberger Ltd.	676,110	52,311
Food Products (2.6%)
Keurig Green Mountain, Inc.	612,006	34,640
Health Care Equipment & Supplies (5.8%)
Abbott Laboratories	720,319	32,623
Becton, Dickinson & Co.	311,069	43,867
		76,490
Health Care Providers & Services (1.3%)
Premier, Inc. Class A*	474,481	16,915
Household Durables (5.1%)
Newell Rubbermaid, Inc.	1,586,260	66,829
	Number of Shares	Value† (000's)[z]
Industrial Conglomerates (6.1%)
3M Co.	182,460	$25,935
Danaher Corp.	629,483	54,778
		80,713
Insurance (5.1%)
Progressive Corp.	2,264,743	67,852
Internet Software & Services (1.9%)
eBay, Inc.*	915,534	24,820
IT Services (7.0%)
Alliance Data Systems Corp.*	155,038	39,874
MasterCard, Inc. Class A	225,256	20,807
PayPal Holdings, Inc.*	903,304	31,616
		92,297
Leisure Products (3.0%)
Polaris Industries, Inc.	301,347	39,136
Machinery (3.2%)
Lincoln Electric Holdings, Inc.	711,743	41,744
Multi-Utilities (4.0%)
WEC Energy Group, Inc.	1,104,467	52,628
Oil, Gas & Consumable Fuels (1.9%)
Noble Energy, Inc.	757,300	25,301
Pharmaceuticals (2.0%)
Roche Holding AG	98,148	26,805
Semiconductors & Semiconductor Equipment (5.2%)
Texas Instruments, Inc.	1,429,054	68,366
Software (5.6%)
Adobe Systems, Inc.*	304,065	23,890
Intuit, Inc.	574,170	49,235
		73,125
Specialty Retail (3.1%)
TJX Cos., Inc.	589,381	41,445
	Number of Shares	Value† (000's)[z]
Trading Companies & Distributors (5.5%)
NOW, Inc.*	1,425,419	$24,318
W.W. Grainger, Inc.	214,067	47,831
		72,149
Total Common Stocks (Cost $1,049,376)		1,288,064
Short-Term Investments (1.0%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $12,350)	12,349,677	12,350
Total Investments## (98.9%) (Cost $1,061,726)		1,300,414
Cash, receivables and other assets, less liabilities (1.1%)		14,937
Total Net Assets (100.0%)		$1,315,351

See Notes to Schedule of Investments

Schedule of Investments International Equity Fund 8/31/15

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Check Point Software Technologies Ltd.	Israel	Software	2.2%
2	Sundrug Co. Ltd.	Japan	Food & Staples Retailing	1.9%
3	TOYOTA MOTOR Corp.	Japan	Automobiles	1.7%
4	Lloyds Banking Group PLC	United Kingdom	Banks	1.6%
5	Prudential PLC	United Kingdom	Insurance	1.6%
6	Bunzl PLC	United Kingdom	Trading Companies & Distributors	1.6%
7	Nielsen Holdings PLC	United States	Professional Services	1.6%
8	Sodexo SA	France	Hotels, Restaurants & Leisure	1.5%
9	Alimentation Couche-Tard, Inc. Class B	Canada	Food & Staples Retailing	1.5%
10	Givaudan SA	Switzerland	Chemicals	1.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.4%)
Australia (2.8%)
Brambles Ltd.	1,382,645	$9,682
Insurance Australia Group Ltd.	4,421,410	15,953
Spotless Group Holdings Ltd.	5,623,303	7,963
		33,598
Austria (1.0%)
Andritz AG	244,280	11,710
Belgium (1.2%)
Colruyt SA	283,725	13,851
Brazil (0.6%)
SLC Agricola SA	1,702,600	7,554
Canada (5.5%)
Alimentation Couche-Tard, Inc. Class B	433,900	18,387
ATS Automation Tooling Systems, Inc.*	921,100	9,529
Corus Entertainment, Inc., B Shares	677,501	7,359
Home Capital Group, Inc.	387,400	8,098
Kinaxis, Inc.*	166,900	4,624
MacDonald, Dettwiler & Associates Ltd.	191,233	11,264
Suncor Energy, Inc.	214,500	6,075
		65,336
China (0.6%)
Alibaba Group Holding Ltd. ADR*	107,300	7,095
Denmark (1.2%)
Sydbank A/S	366,766	13,962
	Number of Shares	Value† (000's)[z]
France (10.8%)
Arkema SA	136,901	$9,664
BNP Paribas SA	238,740	15,075
Elis SA	401,370	6,378
Euronext NVñ	308,848	14,135
Pernod-Ricard SA	101,035	10,603
Publicis Groupe SA	153,130	10,915
Rexel SA	790,142	12,125
Sanofi	164,700	16,295
Sodexo SA	209,405	18,430
SPIE SA*	452,597	8,641
Virbac SA	26,677	6,134
		128,395
Germany (9.2%)
Bayer AG	109,340	14,840
Brenntag AG	298,950	16,633
Continental AG	64,355	13,681
Deutsche Boerse AG	104,474	9,354
Gerresheimer AG	147,538	10,700
Henkel AG & Co. KGaA, Preference Shares	133,560	13,983
Linde AG	87,196	15,157
SAP SE ADR	229,100	15,409
		109,757
Hong Kong (0.3%)
HKBN Ltd.*	3,701,500	3,811
Ireland (1.4%)
DCC PLC	224,628	16,661
Israel (4.1%)
Bezeq Israeli Telecommunication Corp. Ltd.	8,259,979	14,841
Check Point Software Technologies Ltd.*	343,200	26,773
Teva Pharmaceutical Industries Ltd. ADR	103,800	6,686
		48,300
	Number of Shares	Value† (000's)[z]
Italy (0.8%)
Azimut Holding SpA	430,435	$9,496
Japan (12.1%)
FANUC Corp.	78,000	12,684
KANSAI PAINT Co. Ltd.	996,600	15,569
KEYENCE Corp.	33,650	15,652
Nihon Kohden Corp.	636,700	12,715
PIGEON Corp.	326,400	8,656
SANTEN PHARMACEUTICAL Co. Ltd.	830,400	12,980
SMC Corp.	47,700	11,593
SoftBank Group Corp.	200,700	11,693
Sundrug Co. Ltd.	401,400	22,580
TOYOTA MOTOR Corp.	339,100	20,116
		144,238
Korea (1.1%)
Samsung Electronics Co. Ltd.	14,111	12,992
Netherlands (3.5%)
Akzo Nobel NV	189,749	12,848
ASML Holding NV	183,386	16,809
Flow Tradersñ	74,616	3,181
Koninklijke Ahold NV	470,014	9,291
		42,129
Norway (0.8%)
DNB ASA	685,169	9,807
Singapore (0.5%)
United Overseas Bank Ltd.	470,700	6,465

See Notes to Schedule of Investments

Schedule of Investments International Equity Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Spain (1.5%)
Banco Bilbao Vizcaya Argentaria SA	1,245,175	$11,545
Euskaltel SAñ*	582,000	6,861
		18,406
Sweden (1.0%)
Telefonaktiebolaget LM Ericsson, B Shares	1,259,465	12,281
Switzerland (12.1%)
Bucher Industries AG	50,380	11,450
Cie Financiere Richemont SA	139,785	10,462
Givaudan SA*	10,495	18,077
Julius Baer Group Ltd.*	324,555	15,804
Partners Group Holding AG	44,290	14,307
Roche Holding AG	61,729	16,859
SGS SA	7,195	12,698
Sonova Holding AG	67,125	8,743
TE Connectivity Ltd.	100,000	5,929
Tecan Group AG	135,633	17,469
UBS Group AG*	608,970	12,618
		144,416
United Kingdom (21.0%)
Amlin PLC	2,130,017	16,767
Aon PLC	168,900	15,782
Barclays PLC	3,986,000	15,840
Bunzl PLC	717,285	18,980
Clinigen Group PLC	490,900	5,310
Diploma PLC	1,077,465	11,833
Lloyds Banking Group PLC	16,597,930	19,564
Mitie Group PLC	3,511,963	15,915
Pentair PLC	138,400	7,652
Prudential PLC	899,885	19,422
RELX PLC	950,136	15,149
RPS Group PLC	3,014,273	10,743
SABMiller PLC	190,305	8,852
Spectris PLC	280,682	7,803
St. James's Place PLC	1,014,769	14,127
Synergy Health PLC*	573,624	14,304
TalkTalk Telecom Group PLC	3,765,245	17,253
Travis Perkins PLC	531,330	16,571
		251,867
	Number of Shares	Value† (000's)[z]
United States (2.3%)
Nielsen Holdings PLC	410,402	$18,562
Samsonite International SA	2,821,000	8,809
		27,371
Total Common Stocks (Cost $1,074,672)		1,139,498
Short-Term Investments (4.3%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $50,726)	50,725,706	50,726
Total Investments## (99.7%) (Cost $1,125,398)		1,190,224
Cash, receivables and other assets, less liabilities (0.3%)		4,160
Total Net Assets (100.0%)		$1,194,384

See Notes to Schedule of Investments

POSITIONS BY INDUSTRY INTERNATIONAL EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Banks	$92,258	7.7%
Insurance	82,051	6.9%
Trading Companies & Distributors	76,142	6.4%
Pharmaceuticals	73,794	6.2%
Chemicals	71,315	6.0%
Machinery	64,618	5.4%
Food & Staples Retailing	64,109	5.4%
Capital Markets	55,406	4.6%
Commercial Services & Supplies	50,681	4.2%
Software	46,806	3.9%
Diversified Telecommunication Services	42,766	3.6%
Life Sciences Tools & Services	33,479	2.8%
Media	33,423	2.8%
Professional Services	31,260	2.6%
Electronic Equipment, Instruments & Components	29,384	2.5%
Diversified Financial Services	23,489	2.0%
Household Products	22,639	1.9%
Health Care Equipment & Supplies	21,458	1.8%
Automobiles	20,116	1.7%
Beverages	19,455	1.6%
Textiles, Apparel & Luxury Goods	19,271	1.6%
Hotels, Restaurants & Leisure	18,430	1.5%
Semiconductors & Semiconductor Equipment	16,809	1.4%
Industrial Conglomerates	16,661	1.4%
Health Care Providers & Services	14,304	1.2%
Auto Components	13,681	1.1%
Technology Hardware, Storage & Peripherals	12,992	1.1%
Communications Equipment	12,281	1.0%
Wireless Telecommunication Services	11,693	1.0%
Aerospace & Defense	11,264	1.0%
Construction & Engineering	8,641	0.7%
Thrifts & Mortgage Finance	8,098	0.7%
Food Products	7,554	0.6%
Internet Software & Services	7,095	0.6%
Oil, Gas & Consumable Fuels	6,075	0.5%
Short-Term Investments and Other Assets—Net	54,886	4.6%
	$1,194,384	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Select Fund 8/31/15

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Check Point Software Technologies Ltd.	Israel	Software	2.6%
2	Roche Holding AG	Switzerland	Pharmaceuticals	2.5%
3	Novartis AG	Switzerland	Pharmaceuticals	2.1%
4	KANSAI PAINT Co. Ltd.	Japan	Chemicals	2.1%
5	Lloyds Banking Group PLC	United Kingdom	Banks	2.0%
6	TOYOTA MOTOR Corp.	Japan	Automobiles	2.0%
7	Bunzl PLC	United Kingdom	Trading Companies & Distributors	2.0%
8	Alimentation Couche-Tard, Inc. Class B	Canada	Food & Staples Retailing	1.9%
9	Amlin PLC	United Kingdom	Insurance	1.8%
10	Givaudan SA	Switzerland	Chemicals	1.8%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.6%)
Australia (2.2%)
Brambles Ltd.	302,055	$2,115
Insurance Australia Group Ltd.	881,765	3,182
		5,297
Austria (1.0%)
Andritz AG	49,710	2,383
Belgium (1.2%)
Colruyt SA	58,280	2,845
Canada (3.2%)
Alimentation Couche-Tard, Inc. Class B	109,100	4,624
Home Capital Group, Inc.	87,700	1,833
Suncor Energy, Inc.	44,000	1,246
		7,703
China (0.6%)
Alibaba Group Holding Ltd. ADR*	21,700	1,435
Denmark (1.3%)
Jyske Bank A/S*	56,080	3,135
France (10.7%)
Arkema SA	31,085	2,195
BNP Paribas SA	57,125	3,607
Pernod-Ricard SA	20,860	2,189
Publicis Groupe SA	39,203	2,794
Rexel SA	185,418	2,845
Sanofi	41,835	4,139
Schneider Electric SE	43,379	2,742
Sodexo SA	42,465	3,738
SPIE SA*	63,800	1,218
		25,467
Germany (9.3%)
Bayer AG	22,505	3,054
Brenntag AG	61,045	3,396
	Number of Shares	Value† (000's)[z]
Continental AG	15,650	$3,327
Deutsche Boerse AG	30,557	2,736
Henkel AG & Co. KGaA, Preference Shares	32,360	3,388
Linde AG	17,395	3,024
SAP SE ADR	46,485	3,127
		22,052
Ireland (1.1%)
DCC PLC	34,270	2,542
Israel (4.8%)
Bezeq Israeli Telecommunication Corp. Ltd.	2,128,940	3,825
Check Point Software Technologies Ltd.*	78,900	6,155
Teva Pharmaceutical Industries Ltd. ADR	20,400	1,314
		11,294
Italy (0.8%)
Azimut Holding SpA	85,740	1,892
Japan (13.5%)
FANUC Corp.	17,100	2,781
KANSAI PAINT Co. Ltd.	313,800	4,902
KEYENCE Corp.	6,900	3,209
MIRACA HOLDINGS, Inc.	56,100	2,411
Nihon Kohden Corp.	95,300	1,903
SANTEN PHARMACEUTICAL Co. Ltd.	222,800	3,483
SMC Corp.	11,900	2,892
SoftBank Group Corp.	49,200	2,866
Sundrug Co. Ltd.	50,500	2,841
	Number of Shares	Value† (000's)[z]
TOYOTA MOTOR Corp.	78,900	$4,681
		31,969
Korea (1.4%)
Samsung Electronics Co. Ltd.	3,666	3,375
Netherlands (4.2%)
Akzo Nobel NV	50,161	3,397
ASML Holding NV	45,050	4,129
Koninklijke Ahold NV	127,190	2,514
		10,040
Norway (0.6%)
DNB ASA	105,243	1,506
Singapore (0.4%)
United Overseas Bank Ltd.	71,100	976
Spain (1.0%)
Banco Bilbao Vizcaya Argentaria SA	249,343	2,312
Sweden (2.5%)
Nordea Bank AB	257,975	3,053
Telefonaktiebolaget LM Ericsson, B Shares	307,395	2,998
		6,051
Switzerland (14.3%)
Cie Financiere Richemont SA	28,225	2,113
Givaudan SA*	2,416	4,161
Julius Baer Group Ltd.*	52,740	2,568
Novartis AG	51,991	5,093
Partners Group Holding AG	9,320	3,011
Roche Holding AG	21,571	5,891
SGS SA	2,192	3,869
Sonova Holding AG	13,375	1,742

See Notes to Schedule of Investments

Schedule of Investments International Select Fund (cont'd)

	Number of Shares	Value† (000's)[z]
TE Connectivity Ltd.	29,900	$1,773
UBS Group AG*	177,180	3,671
		33,892
United Kingdom (20.1%)
Amlin PLC	530,224	4,174
Aon PLC	43,300	4,046
Barclays PLC	966,365	3,840
Bunzl PLC	175,230	4,637
Howden Joinery Group PLC	445,355	3,266
Lloyds Banking Group PLC	3,997,330	4,712
Pentair PLC	28,600	1,581
Prudential PLC	179,450	3,873
RELX PLC	229,709	3,662
SABMiller PLC	44,825	2,085
Spectris PLC	57,834	1,608
St. James's Place PLC	206,455	2,874
TalkTalk Telecom Group PLC	880,350	4,034
Travis Perkins PLC	106,910	3,334
		47,726
United States (2.4%)
Nielsen Holdings PLC	82,900	3,750
Samsonite International SA	569,700	1,779
		5,529
Total Common Stocks (Cost $208,302)		229,421
Short-Term Investments (3.3%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $7,788)	7,788,223	7,788
Total Investments## (99.9%) (Cost $216,090)		237,209
Cash, receivables and other assets, less liabilities (0.1%)		338
Total Net Assets (100.0%)		$237,547

See Notes to Schedule of Investments

POSITIONS BY INDUSTRY INTERNATIONAL SELECT FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Banks	$23,141	9.7%
Pharmaceuticals	22,974	9.7%
Insurance	18,149	7.6%
Chemicals	17,679	7.4%
Trading Companies & Distributors	14,212	6.0%
Food & Staples Retailing	12,824	5.4%
Capital Markets	11,142	4.7%
Machinery	9,637	4.1%
Software	9,282	3.9%
Diversified Telecommunication Services	7,859	3.3%
Professional Services	7,619	3.2%
Electronic Equipment, Instruments & Components	6,590	2.8%
Media	6,456	2.7%
Automobiles	4,681	2.0%
Beverages	4,274	1.8%
Semiconductors & Semiconductor Equipment	4,129	1.7%
Textiles, Apparel & Luxury Goods	3,892	1.6%
Hotels, Restaurants & Leisure	3,738	1.6%
Health Care Equipment & Supplies	3,645	1.5%
Household Products	3,388	1.4%
Technology Hardware, Storage & Peripherals	3,375	1.4%
Auto Components	3,327	1.4%
Specialty Retail	3,266	1.4%
Communications Equipment	2,998	1.3%
Wireless Telecommunication Services	2,866	1.2%
Electrical Equipment	2,742	1.2%
Diversified Financial Services	2,736	1.2%
Industrial Conglomerates	2,542	1.1%
Health Care Providers & Services	2,411	1.0%
Commercial Services & Supplies	2,115	0.9%
Thrifts & Mortgage Finance	1,833	0.8%
Internet Software & Services	1,435	0.6%
Oil, Gas & Consumable Fuels	1,246	0.5%
Construction & Engineering	1,218	0.5%
Short-Term Investments and Other Assets—Net	8,126	3.4%
	$237,547	100.0%

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	Verint Systems, Inc.	2.2%
2	Spirit AeroSystems Holdings, Inc. Class A	2.2%
3	Charles River Laboratories International, Inc.	2.2%
4	CoreLogic, Inc.	2.2%
5	Rambus, Inc.	2.1%
6	Acxiom Corp.	2.0%
7	Avery Dennison Corp.	1.8%
8	Crown Holdings, Inc.	1.8%
9	NRG Energy, Inc.	1.7%
10	Dynegy, Inc.	1.7%
	Number of Shares	Value† (000's)[z]
Common Stocks (90.1%)
Aerospace & Defense (6.1%)
Aerovironment, Inc.*	135,859	$3,267
KEYW Holding Corp.*	675,650	5,676
Spirit AeroSystems Holdings, Inc. Class A*	209,690	10,717
Teledyne Technologies, Inc.*	47,352	4,636
Textron, Inc.	138,339	5,368
		29,664
Auto Components (0.9%)
Dana Holding Corp.	239,700	4,204
Banks (7.7%)
BankUnited, Inc.	146,604	5,225
Comerica, Inc.	99,874	4,394
First Niagara Financial Group, Inc.	545,500	5,046
Huntington Bancshares, Inc.	700,630	7,644
TCF Financial Corp.	376,100	5,837
Texas Capital Bancshares, Inc.*	84,700	4,562
Umpqua Holdings Corp.	311,900	5,212
		37,920
Building Products (1.4%)
Owens Corning	153,100	6,781
Chemicals (1.4%)
Chemtura Corp.*	249,500	6,786
Commercial Services & Supplies (2.8%)
Clean Harbors, Inc.*	124,014	6,092
Covanta Holding Corp.	389,000	7,702
		13,794
Communications Equipment (6.5%)
ARRIS Group, Inc.*	304,269	8,039
	Number of Shares	Value† (000's)[z]
Brocade Communications Systems, Inc.	394,159	$4,198
Ciena Corp.*	320,183	7,159
Infinera Corp.*	323,500	7,059
Lumentum Holdings, Inc.*	72,720	1,435
Sonus Networks, Inc.*	308,700	2,173
Viavi Solutions, Inc.*	363,600	1,953
		32,016
Construction & Engineering (1.5%)
KBR, Inc.	412,800	7,199
Containers & Packaging (3.6%)
Avery Dennison Corp.	153,836	8,935
Crown Holdings, Inc.*	179,600	8,903
		17,838
Electrical Equipment (0.5%)
Regal Beloit Corp.	39,500	2,633
Electronic Equipment, Instruments & Components (5.2%)
Dolby Laboratories, Inc. Class A	97,700	3,181
II-VI, Inc.*	256,330	4,329
Itron, Inc.*	184,731	5,542
Maxwell Technologies, Inc.*	451,600	2,412
Mercury Systems, Inc.*	370,360	5,866
OSI Systems, Inc.*	55,200	4,032
		25,362
Energy Equipment & Services (1.3%)
ION Geophysical Corp.*	707,717	368
McDermott International, Inc.*	280,600	1,426
TETRA Technologies, Inc.*	575,192	4,423
		6,217
	Number of Shares	Value† (000's)[z]
Food & Staples Retailing (0.3%)
Fresh Market, Inc.*	69,800	$1,503
Health Care Equipment & Supplies (0.8%)
Accuray, Inc.*	594,770	4,098
Health Care Technology (1.4%)
Allscripts Healthcare Solutions, Inc.*	508,900	7,008
Household Durables (0.3%)
iRobot Corp.*	51,700	1,515
Independent Power and Renewable Electricity Producers (5.0%)
Atlantic Power Corp.	1,017,558	2,391
Dynegy, Inc.*	321,600	8,281
NRG Energy, Inc.	426,700	8,500
Ormat Technologies, Inc.	155,941	5,489
		24,661
Internet Software & Services (0.7%)
Bankrate, Inc.*	341,900	3,371
IT Services (8.8%)
Acxiom Corp.*	464,000	9,725
Convergys Corp.	143,800	3,250
CoreLogic, Inc.*	281,025	10,665
DST Systems, Inc.	47,619	4,877
MoneyGram International, Inc.*	376,200	3,288
NeuStar, Inc. Class A*	272,909	7,628
VeriFone Systems, Inc.*	112,990	3,530
		42,963
Life Sciences Tools & Services (3.2%)
Affymetrix, Inc.*	421,800	3,935
Charles River Laboratories International, Inc.*	155,071	10,683
Fluidigm Corp.*	103,100	1,257
		15,875
Machinery (4.6%)
Harsco Corp.	380,400	4,397
ITT Corp.	93,500	3,498

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Manitowoc Co., Inc.	360,900	$6,164
Meritor, Inc.*	295,050	3,732
Twin Disc, Inc.	122,205	1,710
Valmont Industries, Inc.	29,200	3,104
		22,605
Marine (0.5%)
Danaos Corp.*	389,683	2,295
Media (0.2%)
Crown Media Holdings, Inc. Class A*	218,615	1,170
Metals & Mining (0.5%)
Cliffs Natural Resources, Inc.	572,200	2,272
Personal Products (0.4%)
Elizabeth Arden, Inc.*	192,620	2,125
Real Estate Investment Trusts (0.7%)
Communications Sales & Leasing, Inc.	159,300	3,202
Road & Rail (1.5%)
Ryder System, Inc.	88,604	7,263
Semiconductors & Semiconductor Equipment (8.4%)
Alliance Semiconductor Corp.*	82,370	59
CEVA, Inc.*	108,600	2,091
Cypress Semiconductor Corp.*	393,135	3,931
FormFactor, Inc.*	462,100	3,073
M/A-COM Technology Solutions Holdings, Inc.*	142,463	4,204
Mellanox Technologies Ltd.*	102,550	4,147
Rambus, Inc.*	783,544	10,523
Rudolph Technologies, Inc.*	128,000	1,633
Ultratech, Inc.*	440,000	7,568
Veeco Instruments, Inc.*	170,800	3,941
		41,170
Software (9.5%)
Cadence Design Systems, Inc.*	236,307	4,731
Comverse, Inc.*	368,756	6,947
	Number of Shares	Value† (000's)[z]
Covisint Corp.*	741,705	$2,003
Gigamon, Inc.*	73,500	1,674
Nuance Communications, Inc.*	492,200	8,107
Rovi Corp.*	481,130	5,326
Seachange International, Inc.*	482,967	2,917
Silver Spring Networks, Inc.*	364,676	4,230
Verint Systems, Inc.*	201,861	10,765
		46,700
Specialty Retail (2.6%)
Express, Inc.*	252,100	5,143
New York & Co., Inc.*	222,600	585
Office Depot, Inc.*	441,867	3,504
Select Comfort Corp.*	132,700	3,231
		12,463
Technology Hardware, Storage & Peripherals (0.3%)
Quantum Corp.*	1,317,900	1,542
Textiles, Apparel & Luxury Goods (0.6%)
Crocs, Inc.*	207,000	3,049
Wireless Telecommunication Services (0.9%)
Telephone & Data Systems, Inc.	78,600	2,235
United States Cellular Corp.*	57,000	2,105
		4,340
Total Common Stocks (Cost $404,584)		441,604
Short-Term Investments (10.0%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $49,135)	49,134,887	49,135
Total Investments## (100.1%) (Cost $453,719)		490,739
Liabilities, less cash, receivables and other assets [(0.1%)]		(286)
Total Net Assets (100.0%)		$490,453

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	Apple, Inc.	4.6%
2	Amazon.com, Inc.	4.4%
3	Google, Inc. Class A	3.5%
4	Costco Wholesale Corp.	2.7%
5	Visa, Inc. Class A	2.6%
6	Intuit, Inc.	2.5%
7	Sherwin-Williams Co.	2.4%
8	HCA Holdings, Inc.	2.3%
9	Vertex Pharmaceuticals, Inc.	2.3%
10	Microsoft Corp.	2.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.7%)
Aerospace & Defense (1.0%)
General Dynamics Corp.	4,122	$585
Air Freight & Logistics (1.8%)
FedEx Corp.	7,083	1,067
Automobiles (1.7%)
General Motors Co.	34,637	1,020
Banks (4.6%)
CIT Group, Inc.	17,135	744
Comerica, Inc.	16,613	731
JPMorgan Chase & Co.	19,413	1,245
		2,720
Beverages (2.2%)
PepsiCo, Inc.	14,321	1,331
Biotechnology (4.5%)
Gilead Sciences, Inc.	12,638	1,328
Vertex Pharmaceuticals, Inc.*	10,639	1,356
		2,684
Chemicals (3.9%)
PPG Industries, Inc.	9,692	924
Sherwin-Williams Co.	5,533	1,415
		2,339
Construction Materials (1.3%)
Martin Marietta Materials, Inc.	4,644	779
Consumer Finance (1.5%)
American Express Co.	11,808	906
Diversified Telecommunication Services (1.9%)
Level 3 Communications, Inc.*	25,261	1,130
Food & Staples Retailing (4.7%)
Costco Wholesale Corp.	11,683	1,636
CVS Health Corp.	11,742	1,203
		2,839
Health Care Equipment & Supplies (5.2%)
Abbott Laboratories	27,892	1,263
	Number of Shares	Value† (000's)[z]
Cooper Cos., Inc.	4,982	$809
IDEXX Laboratories, Inc.*	14,541	1,040
		3,112
Health Care Providers & Services (3.3%)
HCA Holdings, Inc.*	15,944	1,381
UnitedHealth Group, Inc.	5,158	597
		1,978
Hotels, Restaurants & Leisure (3.3%)
Starbucks Corp.	12,462	682
Starwood Hotels & Resorts Worldwide, Inc.	18,391	1,314
		1,996
Industrial Conglomerates (2.3%)
Danaher Corp.	15,467	1,346
Internet & Catalog Retail (5.5%)
Amazon.com, Inc.*	5,092	2,611
Netflix, Inc.*	5,658	651
		3,262
Internet Software & Services (7.3%)
Akamai Technologies, Inc.*	9,133	651
eBay, Inc.*	10,419	283
Facebook, Inc. Class A*	7,781	696
Google, Inc. Class A*	3,233	2,094
LinkedIn Corp. Class A*	3,571	645
		4,369
IT Services (7.5%)
Alliance Data Systems Corp.*	4,989	1,283
FleetCor Technologies, Inc.*	8,354	1,246
PayPal Holdings, Inc.*	10,419	365
Visa, Inc. Class A	22,190	1,582
		4,476
Media (3.6%)
Comcast Corp. Class A	23,314	1,313
	Number of Shares	Value† (000's)[z]
Walt Disney Co.	8,296	$845
		2,158
Metals & Mining (1.1%)
Alcoa, Inc.	71,706	678
Multiline Retail (1.1%)
Target Corp.	8,156	634
Pharmaceuticals (7.2%)
Allergan PLC*	3,740	1,136
Bristol-Myers Squibb Co.	18,237	1,084
Pfizer, Inc.	39,810	1,283
Teva Pharmaceutical Industries Ltd. ADR	12,462	803
		4,306
Road & Rail (1.6%)
Union Pacific Corp.	10,985	942
Semiconductors & Semiconductor Equipment (3.2%)
ASML Holding NV	10,794	982
Micron Technology, Inc.*	54,894	901
		1,883
Software (6.7%)
Activision Blizzard, Inc.	21,220	608
Intuit, Inc.	17,282	1,482
Microsoft Corp.	31,169	1,356
Ultimate Software Group, Inc.*	3,306	582
		4,028
Specialty Retail (4.4%)
AutoZone, Inc.*	1,881	1,347
Home Depot, Inc.	10,977	1,278
		2,625
Technology Hardware, Storage & Peripherals (6.3%)
Apple, Inc.	24,152	2,724
SanDisk Corp.	19,471	1,062
		3,786
Total Common Stocks (Cost $55,227)		58,979

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Short-Term Investments (0.4%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $265)	265,033	$265
Total Investments## (99.1%) (Cost $55,492)		59,244
Cash, receivables and other assets, less liabilities (0.9%)		525
Total Net Assets (100.0%)		$59,769

See Notes to Schedule of Investments

Schedule of Investments Large Cap Value Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	Carnival Corp.	7.3%
2	Exxon Mobil Corp.	5.1%
3	Citigroup, Inc.	4.7%
4	JPMorgan Chase & Co.	4.5%
5	JC Penney Co., Inc.	4.1%
6	Eaton Corp. PLC	4.0%
7	General Electric Co.	4.0%
8	Delta Air Lines, Inc.	3.9%
9	Wells Fargo & Co.	3.9%
10	Bank of New York Mellon Corp.	3.2%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.3%)
Airlines (8.8%)
American Airlines Group, Inc.	730,377	$28,470
Delta Air Lines, Inc.	1,268,962	55,555
United Continental Holdings, Inc.*	702,075	39,997
		124,022
Auto Components (3.4%)
Delphi Automotive PLC	229,929	17,364
Johnson Controls, Inc.	747,530	30,754
		48,118
Banks (15.4%)
Citigroup, Inc.	1,244,305	66,545
JPMorgan Chase & Co.	994,132	63,724
M&T Bank Corp.	56,270	6,653
Wells Fargo & Co.	1,018,462	54,315
Zions Bancorporation	882,653	25,597
		216,834
Biotechnology (2.0%)
Celgene Corp.*	118,347	13,974
Gilead Sciences, Inc.	133,309	14,007
		27,981
Capital Markets (6.8%)
Bank of New York Mellon Corp.	1,149,888	45,766
Goldman Sachs Group, Inc.	141,975	26,776
Morgan Stanley	669,453	23,063
		95,605
Communications Equipment (2.7%)
Cisco Systems, Inc.	716,207	18,535
Juniper Networks, Inc.	734,955	18,896
		37,431
Construction Materials (2.0%)
Vulcan Materials Co.	298,782	27,972
	Number of Shares	Value† (000's)[z]
Diversified Financial Services (2.4%)
CME Group, Inc.	355,844	$33,606
Electrical Equipment (4.0%)
Eaton Corp. PLC	994,180	56,728
Energy Equipment & Services (0.3%)
Schlumberger Ltd.	52,301	4,046
Food & Staples Retailing (1.5%)
Wal-Mart Stores, Inc.	335,279	21,703
Health Care Providers & Services (2.2%)
HCA Holdings, Inc.*	270,400	23,422
Tenet Healthcare Corp.*	152,041	7,485
		30,907
Hotels, Restaurants & Leisure (7.3%)
Carnival Corp.	2,084,065	102,598
Industrial Conglomerates (4.0%)
General Electric Co.	2,280,356	56,598
Insurance (3.1%)
Lincoln National Corp.	857,484	43,552
Machinery (3.0%)
Cummins, Inc.	124,696	15,182
Joy Global, Inc.	1,087,495	26,339
		41,521
Metals & Mining (6.3%)
BHP Billiton Ltd. ADR	625,459	23,036
Newmont Mining Corp.	2,417,268	41,263
United States Steel Corp.	1,504,067	24,636
		88,935
Multiline Retail (4.1%)
JC Penney Co., Inc.*	6,292,541	57,325
Oil, Gas & Consumable Fuels (8.3%)
Devon Energy Corp.	492,902	21,027
Exxon Mobil Corp.	960,744	72,287
Pioneer Natural Resources Co.	193,817	23,851
		117,165
	Number of Shares	Value† (000's)[z]
Pharmaceuticals (2.8%)
Teva Pharmaceutical Industries Ltd. ADR	608,563	$39,198
Specialty Retail (1.5%)
Staples, Inc.	1,524,854	21,668
Technology Hardware, Storage & Peripherals (3.4%)
EMC Corp.	950,975	23,651
SanDisk Corp.	452,747	24,702
		48,353
Total Common Stocks (Cost $1,362,877)		1,341,866
Short-Term Investments (2.8%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $39,698)	39,698,351	39,698
Total Investments## (98.1%) (Cost $1,402,575)		1,381,564
Cash, receivables and other assets, less liabilities (1.9%)		26,664
Total Net Assets (100.0%)		$1,408,228

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	O'Reilly Automotive, Inc.	1.8%
2	Alaska Air Group, Inc.	1.7%
3	SBA Communications Corp. Class A	1.7%
4	Under Armour, Inc. Class A	1.6%
5	Acadia Healthcare Co., Inc.	1.6%
6	Stericycle, Inc.	1.6%
7	Envision Healthcare Holdings, Inc.	1.4%
8	Hanesbrands, Inc.	1.4%
9	Roper Technologies, Inc.	1.4%
10	Alliance Data Systems Corp.	1.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (92.7%)
Airlines (1.7%)
Alaska Air Group, Inc.	275,000	$20,586
Banks (1.0%)
SVB Financial Group*	92,500	11,570
Biotechnology (4.9%)
Alkermes PLC*	170,000	10,125
AMAG Pharmaceuticals, Inc.*	165,000	10,319
BioMarin Pharmaceutical, Inc.*	90,000	11,632
Cepheid, Inc.*	150,000	7,311
Clovis Oncology, Inc.*	66,000	5,139
Incyte Corp.*	110,000	12,781
		57,307
Capital Markets (2.9%)
Affiliated Managers Group, Inc.*	80,000	14,915
E*TRADE Financial Corp.*	325,000	8,544
Raymond James Financial, Inc.	205,000	10,863
		34,322
Chemicals (0.6%)
Sensient Technologies Corp.	110,000	7,166
Commercial Services & Supplies (1.6%)
Stericycle, Inc.*	130,000	18,348
Communications Equipment (2.9%)
F5 Networks, Inc.*	80,000	9,713
Infinera Corp.*	475,000	10,364
Palo Alto Networks, Inc.*	85,000	13,959
		34,036
Containers & Packaging (1.1%)
Packaging Corp. of America	185,000	12,415
Distributors (1.1%)
LKQ Corp.*	425,000	12,746
	Number of Shares	Value† (000's)[z]
Diversified Consumer Services (0.8%)
Service Corp. International	330,000	$9,784
Diversified Financial Services (0.9%)
CBOE Holdings, Inc.	170,000	10,754
Electrical Equipment (2.4%)
Acuity Brands, Inc.	67,500	13,154
AMETEK, Inc.	270,000	14,531
		27,685
Electronic Equipment, Instruments & Components (2.9%)
Amphenol Corp. Class A	200,000	10,472
CDW Corp.	300,000	11,925
Zebra Technologies Corp. Class A*	145,000	12,018
		34,415
Food & Staples Retailing (0.8%)
Rite Aid Corp.*	1,200,000	9,900
Food Products (2.4%)
Mead Johnson Nutrition Co.	70,000	5,484
Pinnacle Foods, Inc.	200,000	8,968
WhiteWave Foods Co.*	300,000	13,842
		28,294
Health Care Equipment & Supplies (3.6%)
DENTSPLY International, Inc.	175,000	9,172
DexCom, Inc.*	100,000	9,414
NuVasive, Inc.*	100,000	5,272
Teleflex, Inc.	95,000	12,426
Wright Medical Group, Inc.*	270,300	6,236
		42,520
Health Care Providers & Services (5.0%)
Acadia Healthcare Co., Inc.*	255,000	18,623
	Number of Shares	Value† (000's)[z]
Envision Healthcare Holdings, Inc.*	400,000	$16,388
Quest Diagnostics, Inc.	125,000	8,475
Universal Health Services, Inc. Class B	110,000	15,085
		58,571
Hotels, Restaurants & Leisure (2.3%)
Bloomin' Brands, Inc.	300,000	6,210
Buffalo Wild Wings, Inc.*	50,000	9,484
Norwegian Cruise Line Holdings Ltd.*	200,000	11,520
		27,214
Household Durables (0.8%)
Jarden Corp.*	175,000	8,984
Independent Power and Renewable Electricity Producers (0.7%)
Dynegy, Inc.*	300,000	7,725
Industrial Conglomerates (1.4%)
Roper Technologies, Inc.	100,000	16,209
Insurance (0.8%)
Assurant, Inc.	125,000	9,294
Internet & Catalog Retail (1.5%)
Liberty Interactive Corp. QVC Group Class A*	275,000	7,436
Netflix, Inc.*	87,500	10,065
		17,501
Internet Software & Services (2.7%)
Akamai Technologies, Inc.*	150,000	10,696
CoStar Group, Inc.*	70,000	12,393
Demandware, Inc.*	150,000	8,369
		31,458

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund (cont'd)

	Number of Shares	Value† (000's)[z]
IT Services (3.0%)
Alliance Data Systems Corp.*	62,500	$16,074
Fiserv, Inc.*	107,500	9,167
FleetCor Technologies, Inc.*	70,000	10,441
		35,682
Leisure Products (0.9%)
Polaris Industries, Inc.	80,000	10,390
Life Sciences Tools & Services (1.0%)
Illumina, Inc.*	60,000	11,857
Machinery (2.0%)
Milacron Holdings Corp.*	262,200	5,215
PACCAR, Inc.	115,000	6,782
Wabtec Corp.	125,000	11,970
		23,967
Media (1.4%)
Charter Communications, Inc. Class A*	45,000	8,173
Starz Class A*	225,000	8,462
		16,635
Multiline Retail (2.1%)
Burlington Stores, Inc.*	225,000	11,945
Dollar Tree, Inc.*	172,000	13,117
		25,062
Oil, Gas & Consumable Fuels (1.4%)
Cabot Oil & Gas Corp.	250,000	5,918
Concho Resources, Inc.*	95,000	10,275
		16,193
Pharmaceuticals (3.5%)
Endo International PLC*	155,000	11,935
Jazz Pharmaceuticals PLC*	75,000	12,662
Pacira Pharmaceuticals, Inc.*	100,000	5,755
Zoetis, Inc.	245,000	10,993
		41,345
Professional Services (1.2%)
Nielsen Holdings PLC	175,000	7,915
WageWorks, Inc.*	150,000	6,722
		14,637
	Number of Shares	Value† (000's)[z]
Real Estate Management & Development (1.0%)
Jones Lang LaSalle, Inc.	80,000	$11,910
Road & Rail (1.7%)
J.B. Hunt Transport Services, Inc.	110,000	8,006
Old Dominion Freight Line, Inc.*	175,000	11,635
		19,641
Semiconductors & Semiconductor Equipment (5.2%)
Avago Technologies Ltd.	87,500	11,023
Cavium, Inc.*	230,000	15,645
Lam Research Corp.	130,000	9,460
Monolithic Power Systems, Inc.	225,000	10,820
NXP Semiconductors NV*	165,000	13,967
		60,915
Software (7.3%)
Activision Blizzard, Inc.	300,000	8,589
Electronic Arts, Inc.*	155,000	10,253
Fortinet, Inc.*	182,500	7,691
Mobileye NV*	125,000	7,070
ServiceNow, Inc.*	195,000	13,837
Splunk, Inc.*	87,600	5,429
Synchronoss Technologies, Inc.*	275,000	11,107
Tableau Software, Inc. Class A*	95,000	8,946
Tyler Technologies, Inc.*	37,500	5,176
Ultimate Software Group, Inc.*	42,500	7,488
		85,586
Specialty Retail (6.8%)
Lithia Motors, Inc. Class A	110,000	11,726
O'Reilly Automotive, Inc.*	89,500	21,486
Ross Stores, Inc.	258,000	12,544
Signet Jewelers Ltd.	60,000	8,280
	Number of Shares	Value† (000's)[z]
Tractor Supply Co.	170,000	$14,503
Williams-Sonoma, Inc.	149,500	11,366
		79,905
Textiles, Apparel & Luxury Goods (4.5%)
Carter's, Inc.	125,000	12,289
Hanesbrands, Inc.	540,000	16,259
lululemon athletica, Inc.*	85,000	5,441
Under Armour, Inc. Class A*	200,000	19,106
		53,095
Wireless Telecommunication Services (2.9%)
SBA Communications Corp. Class A*	172,500	20,389
T-Mobile US, Inc.*	350,000	13,864
		34,253
Total Common Stocks (Cost $806,243)		1,089,877
Exchange Traded Funds (0.8%)
iShares Russell Mid-Cap Growth ETF (Cost $9,278)	100,000	9,242
Short-Term Investments (7.1%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $83,557)	83,557,029	83,557
Total Investments## (100.6%) (Cost $899,078)		1,182,676
Liabilities, less cash, receivables and other assets [(0.6%)]		(7,474)
Total Net Assets (100.0%)		$1,175,202
See Notes to Schedule of Investments

Schedule of Investments Mid Cap Intrinsic Value Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	ADT Corp.	4.1%
2	ONEOK, Inc.	3.4%
3	Nuance Communications, Inc.	3.4%
4	Cabot Oil & Gas Corp.	2.9%
5	BankUnited, Inc.	2.7%
6	Zimmer Biomet Holdings, Inc.	2.6%
7	Avis Budget Group, Inc.	2.5%
8	Covanta Holding Corp.	2.5%
9	Best Buy Co., Inc.	2.4%
10	Amdocs Ltd.	2.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (91.4%)
Aerospace & Defense (4.0%)
General Dynamics Corp.	15,950	$2,265
Spirit AeroSystems Holdings, Inc. Class A*	40,500	2,070
		4,335
Airlines (0.6%)
United Continental Holdings, Inc.*	10,900	621
Banks (7.9%)
BankUnited, Inc.	82,600	2,944
BB&T Corp.	31,100	1,148
Comerica, Inc.	47,900	2,107
Huntington Bancshares, Inc.	86,500	944
M&T Bank Corp.	11,500	1,360
		8,503
Building Products (1.0%)
Owens Corning	23,900	1,058
Capital Markets (0.9%)
State Street Corp.	14,100	1,014
Chemicals (1.3%)
Ashland, Inc.	13,600	1,428
Commercial Services & Supplies (8.2%)
ADT Corp.	135,300	4,435
Covanta Holding Corp.	136,300	2,699
Tyco International PLC	44,700	1,622
		8,756
Construction & Engineering (1.2%)
KBR, Inc.	72,300	1,261
Containers & Packaging (1.6%)
Avery Dennison Corp.	29,300	1,702
Electric Utilities (2.3%)
Edison International	42,200	2,468
Electronic Equipment, Instruments & Components (2.3%)
Flextronics International Ltd.*	91,500	962
Itron, Inc.*	51,900	1,557
		2,519
	Number of Shares	Value† (000's)[z]
Food & Staples Retailing (1.0%)
Whole Foods Market, Inc.	32,100	$1,052
Health Care Equipment & Supplies (2.6%)
Zimmer Biomet Holdings, Inc.	27,000	2,796
Hotels, Restaurants & Leisure (1.2%)
Darden Restaurants, Inc.	19,100	1,299
Independent Power and Renewable Electricity Producers (3.6%)
AES Corp.	193,600	2,323
NRG Energy, Inc.	74,700	1,488
		3,811
Insurance (1.4%)
Lincoln National Corp.	30,100	1,529
IT Services (4.6%)
Amdocs Ltd.	44,200	2,529
Teradata Corp.*	81,300	2,376
		4,905
Leisure Products (1.0%)
Mattel, Inc.	46,900	1,099
Machinery (5.0%)
Harsco Corp.	99,900	1,155
Manitowoc Co., Inc.	131,700	2,250
Valmont Industries, Inc.	18,500	1,966
		5,371
Media (1.0%)
CBS Corp. Class B	24,400	1,104
Multi-Utilities (1.6%)
CenterPoint Energy, Inc.	90,900	1,693
Multiline Retail (1.9%)
Kohl's Corp.	40,700	2,077
Oil, Gas & Consumable Fuels (7.5%)
Cabot Oil & Gas Corp.	129,700	3,070
Energy Transfer Partners LP	26,125	1,284
ONEOK, Inc.	101,700	3,662
		8,016
	Number of Shares	Value† (000's)[z]
Real Estate Investment Trusts (5.6%)
Corrections Corporation of America	71,104	$2,089
Starwood Property Trust, Inc.	87,600	1,864
Starwood Waypoint Residential Trust	84,560	2,037
		5,990
Road & Rail (2.5%)
Avis Budget Group, Inc.*	61,600	2,718
Semiconductors & Semiconductor Equipment (2.9%)
ON Semiconductor Corp.*	174,200	1,664
Skyworks Solutions, Inc.	16,400	1,433
		3,097
Software (6.3%)
Cadence Design Systems, Inc.*	63,100	1,263
Check Point Software Technologies Ltd.*	24,200	1,888
Nuance Communications, Inc.*	221,000	3,640
		6,791
Specialty Retail (4.0%)
Best Buy Co., Inc.	69,300	2,546
Staples, Inc.	123,000	1,748
		4,294
Technology Hardware, Storage & Peripherals (2.3%)
SanDisk Corp.	45,700	2,493
Textiles, Apparel & Luxury Goods (1.9%)
Deckers Outdoor Corp.*	32,300	2,080

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Intrinsic Value Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Trading Companies & Distributors (2.2%)
AerCap Holdings NV*	56,100	$2,358
Total Common Stocks (Cost $94,849)		98,238
Rights (0.0%)
Food & Staples Retailing (0.0%)
Safeway, Inc. (Casa Ley)Ñ*	21,100	7
Safeway, Inc. (Property Development Centers)Ñf*	21,100	1
Total Rights (Cost $22)		8
Short-Term Investments (8.5%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $9,201)	9,200,667	9,201
Total Investments## (99.9%) (Cost $104,072)		107,447
Cash, receivables and other assets, less liabilities (0.1%)		58
Total Net Assets (100.0%)		$107,505

See Notes to Schedule of Investments

Schedule of Investments Multi-Cap Opportunities Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	JPMorgan Chase & Co.	4.5%
2	Goldman Sachs Group, Inc.	4.4%
3	Intercontinental Exchange, Inc.	4.4%
4	Berkshire Hathaway, Inc. Class B	3.8%
5	Pfizer, Inc.	3.5%
6	Google, Inc. Class C	3.4%
7	Cardinal Health, Inc.	3.4%
8	Sealed Air Corp.	3.3%
9	American Express Co.	3.2%
10	Stanley Black & Decker, Inc.	3.2%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.6%)
Aerospace & Defense (4.5%)
Boeing Co.	468,000	$61,158
Raytheon Co.	440,000	45,127
		106,285
Banks (7.5%)
JPMorgan Chase & Co.	1,635,000	104,803
Wells Fargo & Co.	1,345,000	71,729
		176,532
Capital Markets (4.4%)
Goldman Sachs Group, Inc.	545,000	102,787
Chemicals (2.7%)
Methanex Corp.	600,000	24,456
Scotts Miracle-Gro Co. Class A	640,000	39,802
		64,258
Commercial Services & Supplies (3.1%)
Covanta Holding Corp.	1,070,000	21,186
Pitney Bowes, Inc.	2,625,000	52,001
		73,187
Communications Equipment (4.8%)
Cisco Systems, Inc.	1,900,000	49,172
Motorola Solutions, Inc.	970,000	62,875
		112,047
Consumer Finance (3.2%)
American Express Co.	975,000	74,802
Containers & Packaging (3.3%)
Sealed Air Corp.	1,492,000	76,763
Diversified Financial Services (8.1%)
Berkshire Hathaway, Inc. Class B*	655,000	87,796
Intercontinental Exchange, Inc.	450,000	102,785
		190,581
Electrical Equipment (0.8%)
Rockwell Automation, Inc.	175,000	19,570
	Number of Shares	Value† (000's)[z]
Energy Equipment & Services (2.0%)
Schlumberger Ltd.	615,000	$47,582
Food Products (1.7%)
Mondelez International, Inc. Class A	930,000	39,395
Gas Utilities (1.4%)
National Fuel Gas Co.	620,000	33,455
Health Care Equipment & Supplies (1.9%)
Hill-Rom Holdings, Inc.	850,000	44,914
Health Care Providers & Services (8.6%)
Aetna, Inc.	305,000	34,929
Cardinal Health, Inc.	960,000	78,979
HCA Holdings, Inc.*	607,000	52,578
Henry Schein, Inc.*	245,000	33,519
		200,005
Hotels, Restaurants & Leisure (2.0%)
Hyatt Hotels Corp. Class A*	920,000	47,132
Household Products (1.4%)
Procter & Gamble Co.	450,000	31,801
Industrial Conglomerates (2.8%)
3M Co.	455,000	64,674
Internet Software & Services (5.5%)
eBay, Inc.*	1,765,000	47,849
Google, Inc. Class C*	130,000	80,373
		128,222
IT Services (2.6%)
PayPal Holdings, Inc.*	1,765,000	61,775
Machinery (3.2%)
Stanley Black & Decker, Inc.	735,000	74,617
Media (4.5%)
Omnicom Group, Inc.	680,000	45,546
	Number of Shares	Value† (000's)[z]
Twenty-First Century Fox, Inc. Class A	2,210,000	$60,532
		106,078
Metals & Mining (1.4%)
Carpenter Technology Corp.	830,000	32,370
Oil, Gas & Consumable Fuels (1.6%)
Cabot Oil & Gas Corp.	1,540,000	36,452
Pharmaceuticals (3.5%)
Pfizer, Inc.	2,540,000	81,839
Professional Services (1.7%)
Nielsen Holdings PLC	855,000	38,672
Road & Rail (1.6%)
CSX Corp.	1,350,000	36,963
Software (3.8%)
Activision Blizzard, Inc.	1,865,000	53,395
Microsoft Corp.	815,000	35,469
		88,864
Technology Hardware, Storage & Peripherals (5.0%)
Apple, Inc.	398,000	44,878
EMC Corp.	1,600,000	39,792
NCR Corp.*	1,275,000	31,990
		116,660
Total Common Stocks (Cost $1,925,904)		2,308,282
Short-Term Investments (1.1%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $25,965)	25,965,461	25,965
Total Investments## (99.7%) (Cost $1,951,869)		2,334,247
Cash, receivables and other assets, less liabilities (0.3%)		6,051
Total Net Assets (100.0%)		$2,340,298

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	Simon Property Group, Inc.	9.1%
2	American Tower Corp.	6.4%
3	Equity Residential	5.9%
4	Public Storage	5.4%
5	AvalonBay Communities, Inc.	5.1%
6	Boston Properties, Inc.	4.6%
7	Crown Castle International Corp.	3.7%
8	Essex Property Trust, Inc.	3.7%
9	Ventas, Inc.	3.6%
10	Prologis, Inc.	3.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (99.2%)
Apartments (14.7%)
AvalonBay Communities, Inc.	248,992	$41,099
Equity Residential	668,100	47,602
Essex Property Trust, Inc.	139,500	29,939
		118,640
Diversified (8.3%)
American Homes 4 Rent Class A	1,047,800	16,744
CoreSite Realty Corp.	233,421	11,365
Digital Realty Trust, Inc.	137,400	8,700
Equinix, Inc.	71,000	19,154
Vornado Realty Trust	129,923	11,328
		67,291
Free Standing (1.9%)
National Retail Properties, Inc.	224,000	7,784
Spirit Realty Capital, Inc.	812,903	7,804
		15,588
Health Care (9.5%)
Care Capital Properties, Inc.*	132,358	4,208
HCP, Inc.	337,900	12,522
Health Care REIT, Inc.	285,940	18,114
OMEGA Healthcare Investors, Inc.	372,375	12,579
Ventas, Inc.	525,330	28,904
		76,327
Hotels, Restaurants & Leisure (0.9%)
Starwood Hotels & Resorts Worldwide, Inc.	103,500	7,397
Industrial (4.0%)
DCT Industrial Trust, Inc.	255,400	8,201
Prologis, Inc.	638,638	24,268
		32,469
	Number of Shares	Value† (000's)[z]
Infrastructure (10.2%)
American Tower Corp.	561,400	$51,756
Crown Castle International Corp.	360,600	30,070
		81,826
Lodging/Resorts (4.6%)
Host Hotels & Resorts, Inc.	1,069,443	18,961
LaSalle Hotel Properties	350,100	11,014
Sunstone Hotel Investors, Inc.	535,628	7,408
		37,383
Office (11.2%)
Alexandria Real Estate Equities, Inc.	146,300	12,580
Boston Properties, Inc.	326,784	37,051
Douglas Emmett, Inc.	467,625	12,921
Hudson Pacific Properties, Inc.	286,400	8,131
SL Green Realty Corp.	190,715	19,741
		90,424
Real Estate Management & Development (3.5%)
Brookfield Asset Management, Inc. Class A	465,415	14,637
Forest City Enterprises, Inc. Class A*	647,884	13,949
		28,586
Regional Malls (12.7%)
CBL & Associates Properties, Inc.	581,297	8,650
General Growth Properties, Inc.	790,632	20,066
Simon Property Group, Inc.	408,948	73,333
		102,049
Self Storage (7.8%)
Extra Space Storage, Inc.	121,740	8,945
	Number of Shares	Value† (000's)[z]
Public Storage	214,800	$43,233
Sovran Self Storage, Inc.	118,000	10,588
		62,766
Shopping Centers (6.6%)
Federal Realty Investment Trust	160,800	20,756
Kimco Realty Corp.	799,200	18,421
Regency Centers Corp.	230,057	13,645
		52,822
Timber (3.3%)
Plum Creek Timber Co., Inc.	273,100	10,512
Weyerhaeuser Co.	563,296	15,738
		26,250
Total Common Stocks (Cost $758,679)		799,818
Short-Term Investments (1.2%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $9,563)	9,563,033	9,563
Total Investments## (100.4%) (Cost $768,242)		809,381
Liabilities, less cash, receivables and other assets [(0.4%)]		(3,023)
Total Net Assets (100.0%)		$806,358

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	AMAG Pharmaceuticals, Inc.	2.6%
2	Barnes & Noble Education, Inc.	2.5%
3	Acadia Healthcare Co., Inc.	2.0%
4	EPAM Systems, Inc.	2.0%
5	Cavium, Inc.	2.0%
6	AmSurg Corp.	1.9%
7	Bright Horizons Family Solutions, Inc.	1.9%
8	Opus Bank	1.8%
9	Qlik Technologies, Inc.	1.7%
10	FCB Financial Holdings, Inc. Class A	1.7%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.9%)
Aerospace & Defense (1.2%)
Aerojet Rocketdyne Holdings, Inc.*	50,000	$1,028
Air Freight & Logistics (1.0%)
Hub Group, Inc. Class A*	22,600	852
Banks (7.6%)
FCB Financial Holdings, Inc. Class A*	44,200	1,458
Hanmi Financial Corp.	47,100	1,141
Opus Bank	43,200	1,589
Seacoast Banking Corp. of Florida*	71,400	1,111
Simmons First National Corp. Class A	28,100	1,233
		6,532
Biotechnology (9.5%)
AMAG Pharmaceuticals, Inc.*	36,500	2,283
Amicus Therapeutics, Inc.*	31,000	446
Bluebird Bio, Inc.*	2,600	346
Cepheid, Inc.*	22,200	1,082
Clovis Oncology, Inc.*	11,500	895
Dynavax Technologies Corp.*	35,200	998
Insys Therapeutics, Inc.*	13,400	434
Prothena Corp. PLC*	7,400	426
PTC Therapeutics, Inc.*	8,700	332
Radius Health, Inc.*	7,600	463
Retrophin, Inc.*	19,200	527
		8,232
Chemicals (1.4%)
Sensient Technologies Corp.	18,400	1,199
Commercial Services & Supplies (5.0%)
Interface, Inc.	45,400	1,100
	Number of Shares	Value† (000's)[z]
Multi-Color Corp.	15,800	$1,041
SP Plus Corp.*	49,700	1,142
Team, Inc.*	25,300	1,059
		4,342
Communications Equipment (1.6%)
Infinera Corp.*	62,000	1,353
Construction Materials (2.2%)
Headwaters, Inc.*	44,500	898
Summit Materials, Inc. Class A*	43,400	1,018
		1,916
Diversified Consumer Services (1.9%)
Bright Horizons Family Solutions, Inc.*	27,000	1,650
Health Care Equipment & Supplies (5.5%)
DexCom, Inc.*	9,700	913
Globus Medical, Inc. Class A*	43,900	1,072
Insulet Corp.*	27,900	829
K2M Group Holdings, Inc.*	45,800	973
NuVasive, Inc.*	19,200	1,012
		4,799
Health Care Providers & Services (8.9%)
Acadia Healthcare Co., Inc.*	24,195	1,767
AMN Healthcare Services, Inc.*	35,600	1,196
AmSurg Corp.*	21,400	1,678
HealthEquity, Inc.*	38,300	1,123
Molina Healthcare, Inc.*	10,400	776
WellCare Health Plans, Inc.*	12,300	1,115
		7,655
Hotels, Restaurants & Leisure (5.4%)
Boyd Gaming Corp.*	69,800	1,124
Cheesecake Factory, Inc.	15,900	863
Penn National Gaming, Inc.*	72,400	1,315
Vail Resorts, Inc.	12,700	1,370
		4,672
	Number of Shares	Value† (000's)[z]
Household Durables (1.0%)
WCI Communities, Inc.*	35,100	$875
Internet & Catalog Retail (0.8%)
HSN, Inc.	11,500	699
Internet Software & Services (5.2%)
Benefitfocus, Inc.*	34,600	1,269
comScore, Inc.*	17,200	898
Marketo, Inc.*	45,200	1,266
Q2 Holdings, Inc.*	39,200	1,026
		4,459
IT Services (2.9%)
EPAM Systems, Inc.*	24,700	1,744
Euronet Worldwide, Inc.*	11,400	735
		2,479
Leisure Products (1.4%)
Brunswick Corp.	24,100	1,198
Multiline Retail (1.3%)
Burlington Stores, Inc.*	20,500	1,088
Pharmaceuticals (2.7%)
Foamix Pharmaceuticals Ltd.*	75,600	768
Intersect ENT, Inc.*	31,700	807
Pacira Pharmaceuticals, Inc.*	13,900	800
		2,375
Professional Services (2.1%)
Huron Consulting Group, Inc.*	14,000	1,014
On Assignment, Inc.*	23,600	849
		1,863
Road & Rail (1.3%)
Old Dominion Freight Line, Inc.*	17,271	1,148
Semiconductors & Semiconductor Equipment (4.2%)
Cavium, Inc.*	25,600	1,741
M/A-COM Technology Solutions Holdings, Inc.*	32,000	944

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Monolithic Power Systems, Inc.	19,600	$943
		3,628
Software (11.0%)
BroadSoft Inc.*	19,900	628
FleetMatics Group PLC*	26,400	1,182
Fortinet, Inc.*	25,700	1,083
Gigamon, Inc.*	19,900	453
Paylocity Holding Corp.*	35,900	1,185
Proofpoint, Inc.*	18,900	1,065
Qlik Technologies, Inc.*	39,700	1,503
Tyler Technologies, Inc.*	9,700	1,339
Ultimate Software Group, Inc.*	6,300	1,110
		9,548
Specialty Retail (8.2%)
Barnes & Noble Education, Inc.*	168,904	2,179
Lithia Motors, Inc. Class A	12,500	1,333
Men's Wearhouse, Inc.	19,300	1,089
Monro Muffler Brake, Inc.	19,800	1,255
Restoration Hardware Holdings, Inc.*	13,400	1,239
		7,095
Textiles, Apparel & Luxury Goods (1.3%)
G-III Apparel Group Ltd.*	15,900	1,102
Thrifts & Mortgage Finance (1.3%)
EverBank Financial Corp.	55,200	1,092
Total Common Stocks (Cost $83,198)		82,879
Short-Term Investments (4.2%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $3,644)	3,643,518	3,644
Total Investments## (100.1%) (Cost $86,842)		86,523
Liabilities, less cash, receivables and other assets [(0.1%)]		(112)
Total Net Assets (100.0%)		$86,411

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	American Express Co.	5.3%
2	Texas Instruments, Inc.	5.1%
3	Newell Rubbermaid, Inc.	5.1%
4	Progressive Corp.	5.1%
5	Danaher Corp.	4.0%
6	Schlumberger Ltd.	4.0%
7	Eversource Energy	3.9%
8	Intuit, Inc.	3.7%
9	W.W. Grainger, Inc.	3.7%
10	U.S. Bancorp	3.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.9%)
Airlines (2.3%)
Ryanair Holdings PLC ADR	696,282	$50,794
Auto Components (2.4%)
BorgWarner, Inc.	1,239,989	54,113
Banks (3.6%)
U.S. Bancorp	1,907,782	80,795
Commercial Services & Supplies (0.9%)
Herman Miller, Inc.	790,473	21,430
Communications Equipment (1.6%)
NetScout Systems, Inc.*	983,441	35,945
Consumer Finance (5.3%)
American Express Co.	1,536,243	117,861
Diversified Financial Services (2.8%)
Intercontinental Exchange, Inc.	277,794	63,451
Diversified Telecommunication Services (1.4%)
Level 3 Communications, Inc.*	690,133	30,870
Electric Utilities (3.9%)
Eversource Energy	1,855,967	87,676
Energy Equipment & Services (4.0%)
Schlumberger Ltd.	1,152,977	89,206
Food Products (2.6%)
Keurig Green Mountain, Inc.	1,031,420	58,378
Health Care Equipment & Supplies (6.0%)
Abbott Laboratories	1,246,456	56,452
Becton, Dickinson & Co.	557,050	78,555
		135,007
Health Care Providers & Services (1.3%)
Premier, Inc. Class A*	810,431	28,892
	Number of Shares	Value† (000's)[z]
Household Durables (5.1%)
Newell Rubbermaid, Inc.	2,709,575	$114,154
Industrial Conglomerates (6.0%)
3M Co.	304,953	43,346
Danaher Corp.	1,037,176	90,255
		133,601
Insurance (5.1%)
Progressive Corp.	3,809,054	114,119
Internet Software & Services (1.8%)
eBay, Inc.*	1,528,017	41,424
IT Services (6.9%)
Alliance Data Systems Corp.*	250,941	64,539
MasterCard, Inc. Class A	385,476	35,606
PayPal Holdings, Inc.*	1,528,017	53,481
		153,626
Oil, Gas & Consumable Fuels (2.9%)
Cimarex Energy Co.	186,045	20,560
Noble Energy, Inc.	1,299,112	43,403
		63,963
Personal Products (3.5%)
Unilever NV	1,942,705	77,941
Pharmaceuticals (2.1%)
Roche Holding AG	169,607	46,321
Professional Services (4.1%)
ManpowerGroup, Inc.	385,537	33,503
Robert Half International, Inc.	1,151,410	58,757
		92,260
Semiconductors & Semiconductor Equipment (5.1%)
Texas Instruments, Inc.	2,391,184	114,394
	Number of Shares	Value† (000's)[z]
Software (5.5%)
Adobe Systems, Inc.*	500,310	$39,309
Intuit, Inc.	977,561	83,826
		123,135
Specialty Retail (5.0%)
O'Reilly Automotive, Inc.*	161,632	38,803
TJX Cos., Inc.	1,052,402	74,005
		112,808
Textiles, Apparel & Luxury Goods (1.2%)
Gildan Activewear, Inc.	827,600	25,970
Trading Companies & Distributors (5.5%)
NOW, Inc.*	2,412,742	41,161
W.W. Grainger, Inc.	365,998	81,779
		122,940
Total Common Stocks (Cost $1,793,785)		2,191,074
	Principal Amount
Short-Term Investments (2.5%)
Certificates of Deposit (0.0%)
Carver Federal Savings Bank Self Help Credit Union, 0.20%, due 9/22/15	$100,000	100
Self Help Credit Union, 0.25%, due 10/13/15	250,000	250
Self Help Credit Union, 0.25%, due 11/16/15	250,000	250
		600	#

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund (cont'd)

	Number of Shares	Value† (000's)[z]
Money Market Fund (2.5%)
State Street Institutional Treasury Money Market Fund Premier Class	55,103,763	$55,104
Total Short-Term Investments (Cost $55,704)		55,704
Total Investments## (100.4%) (Cost $1,849,489)		2,246,778
Liabilities, less cash, receivables and other assets [(0.4%)]		(9,767)
Total Net Assets (100.0%)		$2,237,011

See Notes to Schedule of Investments

Schedule of Investments Value Fund 8/31/15

TOP TEN EQUITY HOLDINGS

1	Carnival Corp.	7.7%
2	Exxon Mobil Corp.	5.4%
3	Citigroup, Inc.	5.0%
4	JPMorgan Chase & Co.	4.8%
5	JC Penney Co., Inc.	4.3%
6	General Electric Co.	4.2%
7	Eaton Corp. PLC	4.2%
8	Delta Air Lines, Inc.	4.2%
9	Wells Fargo & Co.	4.0%
10	Bank of New York Mellon Corp.	3.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (99.5%)
Airlines (9.3%)
American Airlines Group, Inc.	11,413	$445
Delta Air Lines, Inc.	19,854	869
United Continental Holdings, Inc.*	10,847	618
		1,932
Auto Components (3.6%)
Delphi Automotive PLC	3,604	272
Johnson Controls, Inc.	11,393	469
		741
Banks (16.2%)
Citigroup, Inc.	19,468	1,041
JPMorgan Chase & Co.	15,484	993
M&T Bank Corp.	879	104
Wells Fargo & Co.	15,742	839
Zions Bancorporation	13,821	401
		3,378
Biotechnology (2.1%)
Celgene Corp.*	1,853	219
Gilead Sciences, Inc.	2,087	219
		438
Capital Markets (7.1%)
Bank of New York Mellon Corp.	18,003	717
Goldman Sachs Group, Inc.	2,204	416
Morgan Stanley	10,404	358
		1,491
Communications Equipment (2.9%)
Cisco Systems, Inc.	11,728	303
Juniper Networks, Inc.	11,508	296
		599
Construction Materials (2.1%)
Vulcan Materials Co.	4,676	438
Diversified Financial Services (2.5%)
CME Group, Inc.	5,564	525
	Number of Shares	Value† (000's)[z]
Electrical Equipment (4.2%)
Eaton Corp. PLC	15,249	$870
Energy Equipment & Services (0.3%)
Schlumberger Ltd.	783	61
Food & Staples Retailing (1.0%)
Wal-Mart Stores, Inc.	3,258	211
Health Care Providers & Services (2.2%)
HCA Holdings, Inc.*	4,050	351
Tenet Healthcare Corp.*	2,381	117
		468
Hotels, Restaurants & Leisure (7.7%)
Carnival Corp.	32,665	1,608
Industrial Conglomerates (4.2%)
General Electric Co.	35,702	886
Insurance (3.3%)
Lincoln National Corp.	13,425	682
Machinery (3.1%)
Cummins, Inc.	1,955	238
Joy Global, Inc.	17,041	413
		651
Metals & Mining (6.7%)
BHP Billiton Ltd. ADR	9,793	361
Newmont Mining Corp.	38,451	656
United States Steel Corp.	23,089	378
		1,395
Multiline Retail (4.3%)
JC Penney Co., Inc.*	98,556	898
Oil, Gas & Consumable Fuels (8.6%)
Devon Energy Corp.	7,383	315
Exxon Mobil Corp.	15,021	1,130
Pioneer Natural Resources Co.	2,903	357
		1,802
	Number of Shares	Value† (000's)[z]
Pharmaceuticals (2.9%)
Teva Pharmaceutical Industries Ltd. ADR	9,485	$611
Specialty Retail (1.6%)
Staples, Inc.	23,874	339
Technology Hardware, Storage & Peripherals (3.6%)
EMC Corp.	14,889	370
SanDisk Corp.	6,944	379
		749
Total Common Stocks (Cost $21,530)		20,773
Short-Term Investments (0.0%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $0)	1	0
Total Investments## (99.5%) (Cost $21,530)		20,773
Cash, receivables and other assets, less liabilities (0.5%)		96
Total Net Assets (100.0%)		$20,869

See Notes to Schedule of Investments

Schedule of Investments World Equity Fund 8/31/15

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Energy Select Sector SPDR Fund	United States	Exchange Traded Funds	2.7%
2	SPDR S&P Oil & Gas Exploration & Production ETF	United States	Exchange Traded Funds	2.5%
3	iShares MSCI Emerging Markets ETF	United States	Exchange Traded Funds	2.5%
4	Thales SA	France	Aerospace & Defense	2.0%
5	Apple, Inc.	United States	Technology Hardware, Storage & Peripherals	1.7%
6	NIKE, Inc. Class B	United States	Textiles, Apparel & Luxury Goods	1.6%
7	Fiserv, Inc.	United States	IT Services	1.6%
8	HCA Holdings, Inc.	United States	Health Care Providers & Services	1.5%
9	Walt Disney Co.	United States	Media	1.4%
10	Foot Locker, Inc.	United States	Specialty Retail	1.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (78.7%)
Austria (0.4%)
ams AG	551	$20
Belgium (2.5%)
Ackermans & van Haaren NV	175	26
Anheuser-Busch InBev NV	204	22
Ion Beam ApplicationsØØ	1,381	43
KBC Groep NVØØ	466	31
		122
China (0.4%)
Tencent Holdings Ltd.	1,033	18
France (5.1%)
Cap Gemini SA	138	12
Ingenico Group	195	24
L'Oreal SA	138	24
Legrand SA	435	25
Orpea	352	27
SCOR SE	1,038	37
Thales SAØØ	1,393	96
		245
Germany (6.1%)
Bayer AG	262	36
Daimler AG	242	19
Deutsche Annington Immobilien SE	1,562	51
Deutsche Wohnen AG	1,379	36
Dialog Semiconductor PLC*ØØ	273	13
Fresenius SE & Co. KGaA	677	48
Hella KGaA Hueck & Co.*	416	18
KUKA AG	448	36
ProSiebenSat.1 Media SE	748	36
		293
	Number of Shares	Value† (000's)[z]
Hong Kong (0.6%)
AIA Group Ltd.	1,669	$9
Bank of China Ltd., H Shares	19,696	9
China Construction Bank Corp., H Shares	13,984	10
		28
Israel (1.2%)
Teva Pharmaceutical Industries Ltd. ADRØØ	846	55
Italy (3.1%)
Brembo SpA	585	24
Enel SpA	2,806	13
Intesa Sanpaolo SpAØØ	13,287	48
Mediobanca SpAØØ	6,237	63
		148
Japan (11.5%)
Daicel Corp.	1,951	26
Don Quijote Holdings Co. Ltd.	600	23
East Japan Railway Co.	381	35
Fuji Heavy Industries Ltd.	694	24
Hiroshima Bank Ltd.	2,093	12
Japan Airlines Co. Ltd.	1,000	36
Kirin Holdings Co. Ltd.	1,822	27
Mitsubishi UFJ Financial Group, Inc.	3,459	23
Mizuho Financial Group, Inc.	11,557	24
Nomura Holdings, Inc.	5,357	34
Nomura Research Institute Ltd.	600	24
NTT Data Corp.ØØ	1,267	61
	Number of Shares	Value† (000's)[z]
NTT DOCOMO, Inc.ØØ	1,966	$41
Seibu Holdings, Inc.	1,100	24
Sumitomo Mitsui Financial Group, Inc.	566	23
Sumitomo Mitsui Trust Holdings, Inc.	5,000	21
Taisei Corp.	4,358	29
Takeda Pharmaceutical Co. Ltd.	525	26
West Japan Railway Co.ØØ	594	40
		553
Netherlands (1.6%)
ASML Holding NV	111	10
ING Groep NVØØ	1,943	30
NXP Semiconductors NV*	200	17
Royal Dutch Shell PLC ADR Class A	400	21
		78
South Africa (0.5%)
Brait SE*	2,170	24
Spain (0.8%)
Industria de Diseno Textil SA	1,131	38
Sweden (0.8%)
Assa Abloy AB Class B	1,937	37
Switzerland (1.3%)
Novartis AG	251	25
UBS Group AG*	1,715	36
		61
Taiwan (0.2%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	568	11

See Notes to Schedule of Investments

Schedule of Investments World Equity Fund (cont'd)

	Number of Shares	Value† (000's)[z]
United States (42.6%)
Accenture PLC Class AØØ	515	$49
Aetna, Inc.	293	34
Allegion PLCØØ	705	42
Allergan PLC*	100	30
Amazon.com, Inc.*	58	30
Apple, Inc.ØØ	727	82
Bank of America Corp.ØØ	1,480	24
Bristol-Myers Squibb Co.ØØ	727	43
Celgene Corp.*ØØ	327	39
Centene Corp.*	466	29
Charles Schwab Corp.ØØ	2,149	65
Cigna Corp.	152	21
CVS Health Corp.ØØ	592	61
Eli Lilly & Co.ØØ	582	48
Express Scripts Holding Co.*	421	35
Facebook, Inc. Class A*ØØ	579	52
Fiserv, Inc.*ØØ	902	77
Foot Locker, Inc.ØØ	937	66
Goldman Sachs Group, Inc.ØØ	172	32
HCA Holdings, Inc.*ØØ	824	71
Health Net, Inc.*	586	38
Home Depot, Inc.ØØ	450	52
JPMorgan Chase & Co.ØØ	921	59
Lockheed Martin Corp.ØØ	254	51
Morgan Stanley	971	33
Newell Rubbermaid, Inc.	914	39
NextEra Energy, Inc.	253	25
NIKE, Inc. Class BØØ	694	78
Northrop Grumman Corp.	236	39
Raytheon Co.	354	36
Reinsurance Group of America, Inc.	394	36
salesforce.com, inc.*	532	37
SBA Communications Corp. Class A*ØØ	323	38
Service Corp. InternationalØØ	2,132	63
Sherwin-Williams Co.ØØ	180	46
Stanley Black & Decker, Inc.	356	36
Starbucks Corp.	700	38
SVB Financial Group*ØØ	164	21
T-Mobile US, Inc.*ØØ	1,601	63
Time Warner, Inc.	291	21
	Number of Shares	Value† (000's)[z]
UnitedHealth Group, Inc.	308	$36
Valero Energy Corp.ØØ	788	47
Visa, Inc. Class AØØ	930	66
Walt Disney Co.ØØ	659	67
Wells Fargo & Co.ØØ	888	47
		2,042
Total Common Stocks (Cost $3,865)		3,773
Exchange Traded Funds (8.7%)
United States (8.7%)
Energy Select Sector SPDR Fund	1,947	129
iShares MSCI Emerging Markets ETF	3,568	121
iShares MSCI India ETFØØ	1,600	45
SPDR S&P Oil & Gas Exploration & Production ETF	3,200	122
Total Exchange Traded Funds (Cost $421)		417
Short-Term Investments (16.5%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $789)	789,085	789
Total Investments## (103.9%) (Cost $5,075)		4,979
Liabilities, less cash, receivables and other assets[k] [(3.9%)]		(187)
Total Net Assets (100.0%)		$4,792

See Notes to Schedule of Investments

POSITIONS BY INDUSTRY WORLD EQUITY FUND

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Exchange Traded Funds	$417	8.7%
Banks	382	8.0%
Health Care Providers & Services	339	7.1%
IT Services	289	6.0%
Capital Markets	287	6.0%
Pharmaceuticals	263	5.5%
Aerospace & Defense	222	4.6%
Specialty Retail	156	3.3%
Wireless Telecommunication Services	142	3.0%
Media	124	2.6%
Real Estate Management & Development	87	1.8%
Technology Hardware, Storage & Peripherals	82	1.7%
Insurance	82	1.7%
Building Products	79	1.6%
Textiles, Apparel & Luxury Goods	78	1.6%
Road & Rail	75	1.6%
Chemicals	72	1.5%
Machinery	72	1.5%
Semiconductors & Semiconductor Equipment	71	1.5%
Internet Software & Services	70	1.5%
Oil, Gas & Consumable Fuels	68	1.4%
Diversified Consumer Services	63	1.3%
Food & Staples Retailing	61	1.3%
Beverages	49	1.0%
Automobiles	43	0.9%
Health Care Equipment & Supplies	43	0.9%
Auto Components	42	0.9%
Biotechnology	39	0.8%
Household Durables	39	0.8%
Electric Utilities	38	0.8%
Hotels, Restaurants & Leisure	38	0.8%
Software	37	0.8%
Airlines	36	0.7%
Internet & Catalog Retail	30	0.6%
Construction & Engineering	29	0.6%
Diversified Financial Services	26	0.5%
Electrical Equipment	25	0.5%
Electronic Equipment, Instruments & Components	24	0.5%
Industrial Conglomerates	24	0.5%
Personal Products	24	0.5%
Multiline Retail	23	0.5%
Short-Term Investments and Other Assets—Net	602	12.6%
	$4,792	100.0%

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman All Cap Core Fund ("All Cap Core"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive"), Neuberger Berman Value Fund ("Value") and Neuberger Berman World Equity Fund ("World Equity") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange traded funds, preferred stocks, rights and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing services may value the security based on reported market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable

See Notes to Financial Statements

Notes to Schedule of Investments(cont'd)

quality, coupon, maturity and type, indications as to values from dealers, and general market conditions (generally Level 2 inputs).

Other Level 2 inputs used by independent pricing services to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of participatory notes is determined by Management by obtaining valuations from independent pricing services based on the underlying equity security and applicable exchange rate (Level 1 inputs).

The value of financial futures contracts ("financial futures") is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swap contracts ("equity swaps") is determined by Management by obtaining valuations from independent pricing services using the underlying security and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that

See Notes to Financial Statements

Notes to Schedule of Investments(cont'd)

prices adjusted in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of August 31, 2015:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3§§	Total
All Cap Core
Investments:
Common Stocks§	$39,235	$—	$—	$39,235
Exchange Traded Funds	2,644	—	—	2,644
Short-Term Investments	—	7,981	—	7,981
Total Investments	41,879	7,981	—	49,860
Emerging Markets Equity
Investments:
Common Stocks§
Jordan	—	4,105	—	4,105
Malaysia	—	3,199	—	3,199
Philippines	—	14,984	—	14,984
Russia	5,073	10,242	—	15,315
Thailand	—	7,877	—	7,877
Other Common Stocksß	362,117	—	—	362,117
Total Common Stocks	367,190	40,407	—	407,597
Short-Term Investments	—	5,401	—	5,401
Total Investments	367,190	45,808	—	412,998
Equity Income
Investments:
Common Stocks
Diversified Telecommunication Services	22,562	21,194	—	43,756
Tobacco	—	17,136	—	17,136
Other Common Stocks§	1,894,703	—	—	1,894,703
Total Common Stocks	1,917,265	38,330	—	1,955,595
Business Development Companies	22,423	—	—	22,423
Preferred Stocks	11,158	—	—	11,158
Convertible Bonds	—	76,938	—	76,938
Short-Term Investments	—	35,830	—	35,830
Total Investments	1,950,846	151,098	—	2,101,944

See Notes to Financial Statements

Notes to Schedule of Investments(cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Focus
Investments:
Common Stocks§	$765,029	$—	$—	$765,029
Short-Term Investments	—	11,016	—	11,016
Total Investments	765,029	11,016	—	776,045
Genesis
Investments:
Common Stocks
Food & Staples Retailing	—	21,448	—	21,448
Paper & Forest Products	—	87,086	—	87,086
Other Common Stocks§	10,653,490	—	—	10,653,490
Total Common Stocks	10,653,490	108,534	—	10,762,024
Short-Term Investments	—	206,909	—	206,909
Total Investments	10,653,490	315,443	—	10,968,933
Global Equity
Investments:
Common Stocks§
United Kingdom	79	452	—	531
Other Common Stocksß	3,197	—	—	3,197
Total Common Stocks	3,276	452	—	3,728
Short-Term Investments	—	156	—	156
Total Investments	3,276	608	—	3,884
Global Real Estate
Investments:
Common Stocks§
United Kingdom	—	254	—	254
Other Common Stocksß	2,469	—	—	2,469
Total Common Stocks	2,469	254	—	2,723
Short-Term Investments	—	52	—	52
Total Investments	2,469	306	—	2,775
Greater China Equity
Investments:
Common Stocks§	87,632	—	—	87,632
Participatory Notes§	18,358	—	—	18,358
Short-Term Investments	—	4,463	—	4,463
Total Investments	105,990	4,463	—	110,453
See Notes to Financial Statements

Notes to Schedule of Investments(cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Guardian
Investments:
Common Stocks§	$1,288,064	$—	$—	$1,288,064
Short-Term Investments	—	12,350	—	12,350
Total Investments	1,288,064	12,350	—	1,300,414
International Equity
Investments:
Common Stocks§
Ireland	—	16,661	—	16,661
United Kingdom	37,738	214,129	—	251,867
Other Common Stocksß	870,970	—	—	870,970
Total Common Stocks	908,708	230,790	—	1,139,498
Short-Term Investments	—	50,726	—	50,726
Total Investments	908,708	281,516	—	1,190,224
International Select
Investments:
Common Stocks§
Ireland	—	2,542	—	2,542
United Kingdom	5,627	42,099	—	47,726
Other Common Stocksß	179,153	—	—	179,153
Total Common Stocks	184,780	44,641	—	229,421
Short-Term Investments	—	7,788	—	7,788
Total Investments	184,780	52,429	—	237,209
Intrinsic Value
Investments:
Common Stocks§	441,604	—	—	441,604
Short-Term Investments	—	49,135	—	49,135
Total Investments	441,604	49,135	—	490,739
Large Cap Disciplined Growth
Investments:
Common Stocks§	58,979	—	—	58,979
Short-Term Investments	—	265	—	265
Total Investments	58,979	265	—	59,244
Large Cap Value
Investments:
Common Stocks§	1,341,866	—	—	1,341,866
Short-Term Investments	—	39,698	—	39,698
Total Investments	1,341,866	39,698	—	1,381,564

See Notes to Financial Statements

Notes to Schedule of Investments(cont'd)

(000's omitted)	Level 1	Level 2		Level 3§§	Total
Mid Cap Growth
Investments:
Common Stocks§	$1,089,877	$—		$—	$1,089,877
Exchange Traded Funds	9,242	—		—	9,242
Short-Term Investments	—	83,557		—	83,557
Total Investments	1,099,119	83,557		—	1,182,676
Mid Cap Intrinsic Value
Investments:
Common Stocks§	98,238	—		—	98,238
Rights	—	—		8	8
Short-Term Investments	—	9,201		—	9,201
Total Investments	98,238	9,201		8	107,447
Multi-Cap Opportunities
Investments:
Common Stocks§	2,308,282	—		—	2,308,282
Short-Term Investments	—	25,965		—	25,965
Total Investments	2,308,282	25,965		—	2,334,247
Real Estate
Investments:
Common Stocks§	799,818	—		—	799,818
Short-Term Investments	—	9,563		—	9,563
Total Investments	799,818	9,563		—	809,381
Small Cap Growth
Investments:
Common Stocks§	82,879	—		—	82,879
Short-Term Investments	—	3,644		—	3,644
Total Investments	82,879	3,644		—	86,523
Socially Responsive
Investments:
Common Stocks§	2,191,074	—		—	2,191,074
Short-Term Investments§	—	55,704		—	55,704
Total Investments	2,191,074	55,704		—	2,246,778
Value
Investments:
Common Stocks§	20,773	—		—	20,773
Short-Term Investments	—	0	[z]	—	0	[z]
Total Investments	20,773	0	[z]	—	20,773

See Notes to Financial Statements

Notes to Schedule of Investments(cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
World Equity
Investments:
Common Stocks§	$3,773	$—	$—	$3,773
Exchange Traded Funds	417	—	—	417
Short-Term Investments	—	789	—	789
Total Investments	4,190	789	—	4,979

§  The Schedule of Investments (or Positions by Industry or Sector for the global/international funds) provides information on the industry or sector categorization for the portfolio.

ß  All Level 1 securities that represent multiple geographic locations and/or industries. Please refer to the Schedule of Investments for additional information.

§§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

Mid Cap Intrinsic Value

	Beginning balance, as of 9/1/14	Accrued discounts/ (premiums)	Realized gain/ loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 8/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/15
(000's omitted) Investments in Securities:
Rights‡
Food & Staples Retailing	$—	$—	$—	$(14)	$22	$—	$—	$—	$8	$(14)
Total	$—	$—	$—	$(14)	$22	$—	$—	$—	$8	$(14)

‡  For the year ended August 31, 2015, Mid Cap Intrinsic Value's Level 3 investments were valued based on a single quotation obtained from a dealer or, where such a quotation was not readily available, using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The investments did not have a material impact on the Fund's net assets; therefore, unobservable inputs used in formulating such valuations are not presented.

As of the year ended August 31, 2015, certain securities were transferred from one level (as of August 31, 2014) to another. Based on beginning of period market values as of September 1, 2014, approximately $30,996,000, $91,092,000, $2,745,000, $172,214,000 and $31,546,000 was transferred from Level 1 to Level 2 for Emerging Markets Equity, Genesis, Global Equity, International Equity and International Select, respectively. Interactive provided adjusted prices for these securities as of August 31, 2015, as stated in the description of the valuation methods of foreign equity securities in footnote † above. In addition, approximately $44,561,000, $491,000, $14,956,000 and $3,970,000 was transferred from Level 2 to Level 1 for Emerging Markets Equity, Global Equity, International Equity and International Select, respectively, due to active market activity on recognized exchanges as of August 31, 2015. These securities had been categorized as Level 2 as of August 31, 2014, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

See Notes to Financial Statements

Notes to Schedule of Investments(cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of August 31, 2015:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
World Equity
Equity swaps	$—	$6	$—	$6
Total	$—	$6	$—	$6

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of August 31, 2015:

Liability Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(1,965)	$—	$—	$(1,965)
Total	$(1,965)	$—	$—	$(1,965)
World Equity
Equity swaps	$—	$(35)	$—	$(35)
Forward contracts (unrealized depreciation)	—	(3)	—	(3)
Total	$—	$(38)	$—	$(38)

##  At August 31, 2015, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
All Cap Core	$46,131	$4,001	$272	$3,729
Emerging Markets Equity	456,267	40,204	83,473	(43,269)
Equity Income	1,977,673	223,907	99,636	124,271
Focus	663,019	137,666	24,640	113,026
Genesis	6,169,882	4,974,429	175,378	4,799,051
Global Equity	3,769	419	304	115
Global Real Estate	2,976	41	242	(201)
Greater China Equity	132,029	1,691	23,267	(21,576)
Guardian	1,062,121	301,833	63,540	238,293
International Equity	1,126,118	139,524	75,418	64,106
International Select	216,194	32,635	11,620	21,015
Intrinsic Value	454,725	70,786	34,772	36,014
Large Cap Disciplined Growth	56,140	6,120	3,016	3,104
Large Cap Value	1,408,667	78,669	105,772	(27,103)
Mid Cap Growth	899,179	297,749	14,252	283,497
Mid Cap Intrinsic Value	103,858	11,072	7,483	3,589
Multi-Cap Opportunities	1,952,651	446,960	65,364	381,596
Real Estate	768,658	66,009	25,286	40,723
Small Cap Growth	87,299	3,122	3,898	(776)

See Notes to Financial Statements

Notes to Schedule of Investments(cont'd)

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Socially Responsive	$1,849,632	$483,118	$85,972	$397,146
Value	21,664	841	1,732	(891)
World Equity	5,098	83	202	(119)

‡‡	At August 31, 2015, Equity Income had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Optionsµ
Best Buy Co., Inc., Put	250	30	December 2015	$(19,000)
CME Group, Inc., Call	150	105	December 2015	(17,000)
CME Group, Inc., Call	13	110	January 2016	(0)[z]
Eli Lilly & Co, Call	250	90	January 2016	(57,000)
Eli Lilly & Co, Call	250	95	January 2016	(30,000)
Equinix, Inc., Call	125	320	March 2016	(40,000)
Equinix, Inc., Call	50	330	March 2016	(10,000)
Equinix, Inc., Call	4	340	March 2016	(0)[z]
Extra Space Storage, Inc., Call	250	80	March 2016	(48,000)[f]
Golar LNG Ltd., Call	250	75	January 2016	(5,000)
Hasbro, Inc., Call	300	70	January 2016	(228,000)
Hasbro, Inc., Call	200	80	January 2016	(49,000)
Hasbro, Inc., Call	200	82.5	January 2016	(33,000)
Hasbro, Inc., Call	200	85	January 2016	(23,000)
Honeywell International, Inc., Put	250	85	January 2016	(47,000)
JPMorgan Chase & Co., Call	228	72.5	December 2015	(12,000)
JPMorgan Chase & Co., Call	250	72.5	January 2016	(20,000)
JPMorgan Chase & Co., Call	250	75	January 2016	(10,000)
Linear Technology Corp., Put	250	34	February 2016	(31,000)
Linear Technology Corp., Put	250	35	February 2016	(37,000)
Lockheed Martin Corp., Put	2	165	January 2016	(0)[z]
McDonald's Corp., Put	250	87.5	January 2016	(62,000)
McDonald's Corp., Put	250	90	January 2016	(80,000)
McDonald's Corp., Put	250	85	March 2016	(67,000)
Microsoft Corp., Call	250	52.5	April 2016	(15,000)
NextEra Energy, Inc., Call	300	115	December 2015	(20,000)
NextEra Energy, Inc., Call	152	120	March 2016	(4,000)
PNC Financial Services Group, Inc., Call	7	105	January 2016	(0)[z]
Procter & Gamble Co., Put	250	72.5	October 2015	(79,000)
Public Storage, Call	150	220	March 2016	(66,000)
Public Storage, Call	150	230	March 2016	(26,000)
SanDisk Corp., Put	250	55	October 2015	(99,000)
SanDisk Corp., Put	250	47.5	January 2016	(78,000)
SanDisk Corp., Put	250	50	January 2016	(98,000)
SanDisk Corp., Put	250	52.5	January 2016	(139,000)

See Notes to Financial Statements

Notes to Schedule of Investments(cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Optionsµ
Union Pacific Corp., Put	250	85	November 2015	$(104,000)
Union Pacific Corp., Put	250	82.5	January 2016	(110,000)
Union Pacific Corp., Put	5	87.5	January 2016	(3,000)
Union Pacific Corp., Put	200	80	February 2016	(80,000)
Union Pacific Corp., Put	200	85	February 2016	(119,000)
			Total	$(1,965,000)

  µ  Rounded to the nearest thousand.

  z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

  f  Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

At August 31, 2015, Equity Income had deposited $22,450,313 in a segregated account to cover requirements on put options written.

#	At cost, which approximates market value.

*	Security did not produce income during the last twelve months.

@	All or a portion of this security is pledged in connection with outstanding call options written.

ØØ	All or a portion of this security is segregated in connection with obligations for equity swaps and/or forward contracts.

ñ	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At August 31, 2015, these securities amounted to approximately $2,527,000 or 0.6% of net assets for Emerging Markets Equity, approximately $21,941,000 or 1.0% of net assets for Equity Income, approximately $10,610,000 or 9.9% of net assets for Greater China Equity and approximately $24,177,000 or 2.0% of net assets for International Equity.

Ñ	These securities have been deemed by the investment manager to be illiquid. At August 31, 2015, these securities amounted to approximately $8,000 or 0.0% of net assets for Mid Cap Intrinsic Value.

z	A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

^	Affiliated issuer (see Note F of Notes to Financial Statements).

f	Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

k	See Note A in the Notes to Financial Statements for the Fund's open positions in derivatives at August 31, 2015.

See Notes to Financial Statements

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Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	ALL CAP CORE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$49,860	$412,998	$2,101,944	$776,045	$8,086,466	$3,884	$2,775	$110,453	$1,300,414	$1,190,224
Affiliated issuers	—	—	—	—	2,882,467	—	—	—	—	—
	49,860	412,998	2,101,944	776,045	10,968,933	3,884	2,775	110,453	1,300,414	1,190,224
Cash	—	48	—	—	—	—	—	—	—	—
Foreign currency*	—	4,393	270	—	—	—	—	143	—	—
Cash collateral segregated for open option contracts	—	—	22,450	—	—	—	—	—	—	—
Dividends and interest receivable	54	199	9,265	901	13,113	19	4	58	2,447	3,515
Receivable for securities sold	2,895	3,597	5,900	20,058	15,355	—	—	2,063	21,167	—
Receivable for Fund shares sold	4	85	1,213	40	5,063	—	—	885	304	3,181
Receivable from Management—net (Note B)	2	—	—	—	—	22	15	29	—	—
Open swap contracts, at value (Note A)	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	10	45	74	55	238	21	27	25	112	63
Total Assets	52,825	421,365	2,141,116	797,099	11,002,702	3,946	2,821	113,656	1,324,444	1,196,983
Liabilities
Options contracts written, at value** (Note A)	—	—	1,965	—	—	—	—	—	—	—
Open swap contracts, at value (Note A)	—	—	—	—	—	—	—	—	—	—
Payable for open forward foreign currency contracts (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	77	—	10	—	—	327
Payable for securities purchased	2,578	1,562	7,490	21,210	10,308	—	—	1,902	7,199	131
Payable for Fund shares redeemed	14	3,040	2,742	404	20,990	—	—	3,867	657	965
Payable to investment manager—net (Note B)	25	373	896	357	6,431	3	2	117	577	652
Payable to administrator—net (Note B)	—	102	770	201	2,092	—	—	—	335	236
Payable to trustees	4	4	4	4	4	4	3	4	4	4
Payable for organization costs	—	—	—	—	—	—	—	—	—	—
Interest payable	—	—	—	—	—	—	—	2	—	—
Accrued capital gains taxes	—	—	—	—	—	—	—	35	—	—
Accrued expenses and other payables	104	303	363	224	1,356	99	83	152	321	284
Total Liabilities	2,725	5,384	14,230	22,400	41,258	106	98	6,079	9,093	2,599
Net Assets	$50,100	$415,981	$2,126,886	$774,699	$10,961,444	$3,840	$2,723	$107,577	$1,315,351	$1,194,384
Net Assets consist of:
Paid-in capital	$45,651	$494,863	$1,937,778	$635,824	$5,200,824	$3,745	$2,924	$116,402	$1,000,832	$1,355,159
Undistributed net investment income (loss)	(144)	2,273	—	3,830	19,793	—	—	837	5,845	7,983
Distributions in excess of net investment income	—	—	(1,857)	—	—	(2)	(2)	—	—	—
Accumulated net realized gains (losses) on investments	864	(38,648)	70,117	20,358	931,737	(19)	(1)	9,960	70,015	(233,398)
Net unrealized appreciation (depreciation) in value of investments	3,729	(42,507)	120,848	114,687	4,809,090	116	(198)	(19,622)	238,659	64,640
Net Assets	$50,100	$415,981	$2,126,886	$774,699	$10,961,444	$3,840	$2,723	$107,577	$1,315,351	$1,194,384
Net Assets
Investor Class	$—	$—	$—	$639,829	$2,023,644	$—	$—	$—	$1,034,879	$117,749
Trust Class	—	—	—	92,727	2,003,422	—	—	—	103,822	55,279
Advisor Class	—	—	—	6,105	451,319	—	—	—	296	—
Institutional Class	34,527	307,536	1,443,678	28,714	3,685,027	3,204	1,874	103,430	94,146	886,477
Class A	7,383	13,384	289,473	4,390	—	410	616	3,985	79,276	90,976
Class C	8,190	6,182	389,961	2,934	—	226	233	162	2,416	11,191
Class R3	—	764	3,774	—	—	—	—	—	516	—
Class R6	—	88,115	—	—	2,798,032	—	—	—	—	32,712

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	ALL CAP CORE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	25,143	55,738	—	—	—	60,423	5,952
Trust Class	—	—	—	5,709	33,949	—	—	—	8,615	2,506
Advisor Class	—	—	—	710	16,440	—	—	—	21	—
Institutional Class	3,935	22,054	123,004	1,126	65,246	509	201	8,889	5,484	82,726
Class A	861	965	24,754	273	—	66	66	345	6,652	4,136
Class C	1,029	461	33,567	356	—	38	25	14	173	517
Class R3	—	56	323	—	—	—	—	—	36	—
Class R6	—	6,313	—	—	49,526	—	—	—	—	3,025
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$25.45	$36.31	$—	$—	$—	$17.13	$19.78
Trust Class	—	—	—	16.24	59.01	—	—	—	12.05	22.06
Advisor Class	—	—	—	8.60	27.45	—	—	—	14.33	—
Institutional Class	8.77	13.94	11.74	25.50	56.48	6.30	9.32	11.64	17.17	10.72
Class R3	—	13.60	11.67	—	—	—	—	—	14.31	—
Class R6	—	13.96	—	—	56.50	—	—	—	—	10.81
Net Asset Value and redemption price per share
Class A	$8.58	$13.87	$11.69	$16.10	$—	$6.23	$9.31	$11.56	$11.92	$22.00
Offering Price per share
Class A‡	$9.10	$14.72	$12.40	$17.08	$—	$6.61	$9.88	$12.27	$12.65	$23.34
Net Asset Value and offering price per share
Class C^	$7.96	$13.42	$11.62	$8.24	$—	$6.01	$9.30	$11.45	$13.97	$21.65
*Cost of Investments:
Unaffiliated issuers	$46,131	$455,435	$1,980,447	$661,358	$4,409,312	$3,766	$2,973	$130,075	$1,061,726	$1,125,398
Affiliated issuers	—	—	—	—	1,750,531	—	—	—	—	—
Total cost of investments	$46,131	$455,435	$1,980,447	$661,358	$6,159,843	$3,766	$2,973	$130,075	$1,061,726	$1,125,398
Total cost of foreign currency	$—	$4,460	$271	$—	$—	$—	$—	$143	$—	$—
**Premium received from option contracts written	$—	$—	$1,325	$—	$—	$—	$—	$—	$—	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$237,209	$490,739	$59,244	$1,381,564	$1,182,676	$107,447	$2,334,247	$809,381	$86,523	$2,246,778
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
	237,209	490,739	59,244	1,381,564	1,182,676	107,447	2,334,247	809,381	86,523	2,246,778
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency*	—	—	—	—	—	—	—	—	—	—
Cash collateral segregated for open option contracts	—	—	—	—	—	—	—	—	—	—
Dividends and interest receivable	736	181	48	2,553	441	74	4,414	282	13	4,399
Receivable for securities sold	—	—	675	58,441	5,007	—	12,953	—	3,672	—
Receivable for Fund shares sold	202	2,359	9	146	1,964	262	2,667	406	142	4,047
Receivable from Management—net (Note B)	—	—	—	—	—	—	—	—	11	—
Open swap contracts, at value (Note A)	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	38	38	18	93	58	35	35	60	35	77
Total Assets	238,185	493,317	59,994	1,442,797	1,190,146	107,818	2,354,316	810,129	90,396	2,255,301
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—	—	—	—	—	—
Open swap contracts, at value (Note A)	—	—	—	—	—	—	—	—	—	—
Payable for open forward foreign currency contracts (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	85	—	—	—	—	—	—	—	—	—
Payable for securities purchased	—	2,118	—	32,644	13,175	—	10,960	—	3,802	13,681
Payable for Fund shares redeemed	239	239	99	594	735	160	1,276	2,842	16	2,733
Payable to investment manager—net (Note B)	115	340	30	612	514	36	1,070	593	66	923
Payable to administrator—net (Note B)	35	52	3	397	271	24	389	97	—	566
Payable to trustees	4	4	4	4	4	4	4	4	4	4
Payable for organization costs	—	—	—	—	—	—	—	—	—	—
Interest payable	—	—	—	—	—	—	—	—	—	—
Accrued capital gains taxes	—	—	—	—	—	—	—	—	—	—
Accrued expenses and other payables	160	111	89	318	245	89	319	235	97	383
Total Liabilities	638	2,864	225	34,569	14,944	313	14,018	3,771	3,985	18,290
Net Assets	$237,547	$490,453	$59,769	$1,408,228	$1,175,202	$107,505	$2,340,298	$806,358	$86,411	$2,237,011
Net Assets consist of:
Paid-in capital	$250,135	$430,851	$57,814	$1,309,778	$820,886	$93,216	$1,897,774	$719,846	$82,671	$1,701,733
Undistributed net investment income (loss)	1,580	(127)	(11)	14,004	(3,669)	—	12,040	—	—	13,587
Distributions in excess of net investment income	—	—	—	—	—	—	—	—	—	—
Accumulated net realized gains (losses) on investments	(35,252)	22,709	(1,786)	105,457	74,387	10,914	48,106	45,373	4,059	124,449
Net unrealized appreciation (depreciation) in value of investments	21,084	37,020	3,752	(21,011)	283,598	3,375	382,378	41,139	(319)	397,242
Net Assets	$237,547	$490,453	$59,769	$1,408,228	$1,175,202	$107,505	$2,340,298	$806,358	$86,411	$2,237,011
Net Assets
Investor Class	$—	$—	$9,506	$1,045,631	$437,488	$42,114	$—	$—	$49,296	$757,989
Trust Class	10,206	—	—	108,215	91,724	11,923	—	250,792	5,290	318,316
Advisor Class	—	—	—	162,321	10,664	—	—	—	2,746	—
Institutional Class	216,430	420,302	36,414	86,403	423,294	33,976	2,191,387	336,462	20,654	714,760
Class A	3,816	44,321	3,813	2,923	102,304	14,811	102,781	137,022	5,103	140,907
Class C	3,697	25,830	9,850	2,659	8,449	3,501	46,130	29,850	2,274	52,245
Class R3	3,398	—	186	76	12,689	1,180	—	22,352	1,048	30,384
Class R6	—	—	—	—	88,590	—	—	29,880	—	222,410
See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015	August 31, 2015
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	2,468	38,081	30,610	2,007	—	—	1,671	22,812
Trust Class	964	—	—	5,774	3,838	673	—	18,435	166	15,550
Advisor Class	—	—	—	11,092	439	—	—	—	131	—
Institutional Class	20,451	29,318	9,329	3,127	29,018	1,616	143,115	24,664	686	21,475
Class A	363	3,153	992	156	4,290	837	6,769	10,076	159	6,948
Class C	357	1,916	2,804	191	357	201	3,132	2,195	111	2,647
Class R3	326	—	49	5	522	67	—	1,646	50	1,514
Class R6	—	—	—	—	6,060	—	—	2,191	—	6,678
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$3.85	$27.46	$14.29	$20.99	$—	$—	$29.50	$33.23
Trust Class	10.59	—	—	18.74	23.90	17.71	—	13.60	31.89	20.47
Advisor Class	—	—	—	14.63	24.31	—	—	—	21.03	—
Institutional Class	10.58	14.34	3.90	27.64	14.59	21.02	15.31	13.64	30.11	33.28
Class R3	10.43	—	3.78	14.82	24.31	17.70	—	13.58	21.09	20.07
Class R6	—	—	—	—	14.62	—	—	13.64	—	33.30
Net Asset Value and redemption price per share
Class A	$10.51	$14.06	$3.84	$18.74	$23.85	$17.70	$15.18	$13.60	$32.15	$20.28
Offering Price per share
Class A‡	$11.15	$14.92	$4.07	$19.88	$25.31	$18.78	$16.11	$14.43	$34.11	$21.52
Net Asset Value and offering price per share
Class C^	$10.36	$13.48	$3.51	$13.94	$23.70	$17.45	$14.73	$13.60	$20.44	$19.74
*Cost of Investments:
Unaffiliated issuers	$216,090	$453,719	$55,492	$1,402,575	$899,078	$104,072	$1,951,869	$768,242	$86,842	$1,849,489
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$216,090	$453,719	$55,492	$1,402,575	$899,078	$104,072	$1,951,869	$768,242	$86,842	$1,849,489
Total cost of foreign currency	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
**Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	VALUE FUND	WORLD EQUITY FUND
	August 31, 2015	August 31, 2015
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$20,773	$4,979
Affiliated issuers	—	—
	20,773	4,979
Cash	—	1
Foreign currency*	—	38
Cash collateral segregated for open option contracts	—	—
Dividends and interest receivable	40	3
Receivable for securities sold	1,080	193
Receivable for Fund shares sold	1	—
Receivable from Management—net (Note B)	21	28
Open swap contracts, at value (Note A)	—	6
Prepaid expenses and other assets	13	46
Total Assets	21,928	5,294
Liabilities
Options contracts written, at value** (Note A)	—	—
Open swap contracts, at value (Note A)	—	35
Payable for open forward foreign currency contracts (Note A)	—	3
Due to custodian	484	—
Payable for securities purchased	454	338
Payable for Fund shares redeemed	6	—
Payable to investment manager—net (Note B)	11	3
Payable to administrator—net (Note B)	—	—
Payable to trustees	4	4
Payable for organization costs	—	55
Interest payable	—	—
Accrued capital gains taxes	—	—
Accrued expenses and other payables	100	64
Total Liabilities	1,059	502
Net Assets	$20,869	$4,792
Net Assets consist of:
Paid-in capital	$21,360	$4,990
Undistributed net investment income (loss)	203	29
Distributions in excess of net investment income	—	—
Accumulated net realized gains (losses) on investments	63	(99)
Net unrealized appreciation (depreciation) in value of investments	(757)	(128)
Net Assets	$20,869	$4,792
Net Assets
Investor Class	$—	$—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	13,082	3,811
Class A	7,257	476
Class C	530	505
Class R3	—	—
Class R6	—	—

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd) (000's omitted except per share amounts)
	VALUE FUND	WORLD EQUITY FUND
	August 31, 2015	August 31, 2015
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	911	400
Class A	509	50
Class C	38	53
Class R3	—	—
Class R6	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	14.35	9.53
Class R3	—	—
Class R6	—	—
Net Asset Value and redemption price per share
Class A	$14.25	$9.52
Offering Price per share
Class A‡	$15.12	$10.10
Net Asset Value and offering price per share
Class C^	$14.02	$9.51
*Cost of Investments:
Unaffiliated issuers	$21,530	$5,075
Affiliated issuers	—	—
Total cost of investments	$21,530	$5,075
Total cost of foreign currency	$—	$38
**Premium received from option contracts written	$—	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)

	ALL CAP CORE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND		GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Period from December 30, 2014 (Commencement of Operations) to August 31, 2015	For the Year Ended August 31, 2015		For the Year Ended August 31, 2015	For the Year Ended August 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$813	$11,769	$79,583	$14,165	$92,752	$127	$46	$2,912		$23,146	$25,413
Dividend income—affiliated issuers (Note F)	—	—	—	—	71,820	—	—	—		—	—
Interest income—unaffiliated issuers	—	1	2,136	—	3	—	—	—		—	6
Foreign taxes withheld (Note A)	(17)	(1,113)	(1,270)	(241)	(1,640)	(14)	(2)	(173)		(522)	(2,577)
Total income	$796	$10,657	$80,449	$13,924	$162,935	$113	$44	$2,739		$22,624	$22,842
Expenses:
Investment management fees (Note B)	427	5,263	11,249	4,329	82,941	56	16	1,340		7,296	9,285
Administration fees (Note B)	47	321	1,447	499	7,541	5	1	73		890	693
Administration fees (Note B):
Investor Class	—	—	—	1,362	4,500	—	—	—		2,298	246
Trust Class	—	—	—	400	8,470	—	—	—		427	209
Advisor Class	—	—	—	22	1,783	—	—	—		1	—
Institutional Class	48	380	1,451	18	3,954	6	1	106		110	793
Class A	26	34	715	10	—	1	1	8		164	110
Class C	23	14	876	5	—	—	—	—		6	16
Class R3	—	1	8	—	—	—	—	—		1	—
Class R6	—	18	—	—	582	—	—	—		—	5
Distribution fees (Note B):
Trust Class	—	—	—	118	—	—	—	—		125	—
Advisor Class	—	—	—	16	1,311	—	—	—		1	—
Class A	32	42	894	12	—	1	1	10		205	137
Class C	117	69	4,381	24	—	2	2	2		29	79
Class R3	—	4	19	—	—	—	—	—		4	—
Shareholder servicing agent fees:
Investor Class	—	—	—	351	1,254	—	—	—		722	113
Trust Class	—	—	—	12	209	—	—	—		12	38
Advisor Class	—	—	—	2	229	—	—	—		1	—
Institutional Class	6	93	136	2	331	1	2	18		10	68
Class A	5	5	85	2	—	1	2	2		10	13
Class C	3	1	55	1	—	—	1	—		1	2
Class R3	—	1	1	—	—	—	—	—		—	—
Class R6	—	6	—	—	205	—	—	—		—	2
Organization expense (Note A)	—	—	—	—	—	—	87	—		—	—
Audit fees	60	60	62	62	70	57	26	56		62	64
Custodian and accounting fees	50	974	508	218	1,655	56	30	111		325	548
Insurance expense	2	13	60	20	343	1	—	2		36	28
Legal fees	96	108	95	89	217	87	56	153		93	92
Registration and filing fees	52	94	105	94	267	43	32	46		110	116
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	—	—	—	—		—	186
Shareholder reports	10	28	212	58	1,231	1	20	3		110	81
Trustees' fees and expenses	35	35	35	35	35	35	12	35		35	35
Interest expense	1	—	15	—	11	—	—	3	(Note E)	—	—
Miscellaneous	9	130	148	46	632	7	2	11		78	85
Total expenses	1,049	7,694	22,557	7,807	117,771	360	292	1,979		13,162	13,044

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	ALL CAP CORE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Period from December 30, 2014 (Commencement of Operations) to August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015
Expenses reimbursed by Management (Note B)	(266)	(950)	—	(3)	(213)	(271)	(269)	(134)	—	—
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	—	(2,298)
Net expenses prior to reimbursement of insurance proceeds	783	6,744	22,557	7,804	117,558	89	23	1,845	13,162	10,746
Reimbursement from insurance proceeds (Note G for International Equity Fund)	—	—	—	—	—	—	—	—	—	(280)
Total net expenses	783	6,744	22,557	7,804	117,558	89	23	1,845	13,162	10,466
Net investment income (loss)	$13	$3,913	$57,892	$6,120	$45,377	$24	$21	$894	$9,462	$12,376
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5,719	(12,926)	84,210	30,551	981,464	3,152	1	18,841 *	109,267	44,379
Sales of investment securities of affiliated issuers	—	—	—	—	366,253	—	—	—	—	—
Foreign currency	—	(540)	(302)	—	(89)	(13)	(1)	(28)	(39)	(400)
Financial futures contracts	—	—	—	—	—	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—	—	—	—	—	—
Option contracts written	—	—	2,442	—	—	—	—	—	—	—
Swap contracts	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(13,191)	(110,696)**	(252,211)	(31,019)	(702,792)	(4,659)	(198)	(26,428)**	(155,106)	(108,624)
Affiliated investment securities	—	—	—	—	(438,201)	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—	—	—	—	—	—
Foreign currency	—	(59)	(10)	—	—	(2)	—	—	(23)	(131)
Option contracts written	—	—	(103)	—	—	—	—	—	—	—
Swap contracts	—	—	—	—	—	—	—	—	—	—
Net gain (loss) on investments	(7,472)	(124,221)	(165,974)	(468)	206,635	(1,522)	(198)	(7,615)	(45,901)	(64,776)
Net increase (decrease) in net assets resulting from operations	$(7,459)	$(120,308)	$(108,082)	$5,652	$252,012	$(1,498)	$(177)	$(6,721)	$(36,439)	$(52,400)

*	Net of foreign capital gains tax $(4,450).

**	Change in accrued foreign capital gains tax amounted to $92,069 for Emerging Markets Equity and $155,575 for Greater China Equity.

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$5,665	$2,216	$1,411	$31,563	$4,495	$1,382	$41,055	$23,024	$221	$39,760
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest income—unaffiliated issuers	2	—	2	49	44	8	29	8	2	2
Foreign taxes withheld (Note A)	(591)	(8)	(7)	(168)	(18)	—	(327)	(36)	(2)	(878)
Total income	$5,076	$2,208	$1,406	$31,444	$4,521	$1,390	$40,757	$22,996	$221	$38,884
Expenses:
Investment management fees (Note B)	1,357	3,109	616	7,918	5,541	538	13,356	8,111	749	11,265
Administration fees (Note B)	148	224	67	977	655	59	1,561	609	53	1,449
Administration fees (Note B):
Investor Class	—	—	21	2,359	870	89	—	—	103	1,631
Trust Class	40	—	—	441	269	47	—	1,029	19	1,292
Advisor Class	—	—	—	670	38	—	—	—	10	—
Institutional Class	198	297	72	104	366	25	2,184	398	18	666
Class A	15	50	11	7	193	17	249	345	9	289
Class C	9	36	31	6	14	5	101	79	4	102
Class R3	6	—	—	—	19	1	—	51	2	65
Class R6	—	—	—	—	10	—	—	6	—	50
Distribution fees (Note B):
Trust Class	12	—	—	130	—	14	—	303	5	380
Advisor Class	—	—	—	493	28	—	—	—	8	—
Class A	18	63	14	8	242	21	311	431	12	362
Class C	42	179	154	31	69	25	503	396	19	508
Class R3	16	—	1	1	48	3	—	127	4	163
Shareholder servicing agent fees:
Investor Class	—	—	20	628	357	30	—	—	68	631
Trust Class	7	—	—	14	9	10	—	55	4	42
Advisor Class	—	—	—	20	2	—	—	—	2	—
Institutional Class	16	30	5	8	33	3	603	42	2	63
Class A	2	13	3	1	18	4	45	43	2	29
Class C	1	4	2	—	3	1	13	13	1	9
Class R3	1	—	—	—	3	—	—	5	1	4
Class R6	—	—	—	—	4	—	—	3	—	18
Organization expense (Note A)	—	—	—	—	—	—	—	—	—	—
Audit fees	62	26	26	62	26	26	26	64	26	26
Custodian and accounting fees	204	127	103	339	275	90	401	251	102	477
Insurance expense	6	7	6	42	24	2	60	25	2	58
Legal fees	108	99	88	100	90	89	93	89	88	92
Registration and filing fees	86	69	80	124	125	86	84	126	101	145
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	2	68	—	—	—	—	—
Shareholder reports	10	28	—	123	129	14	127	117	16	239
Trustees' fees and expenses	35	35	35	35	35	35	35	35	35	35
Interest expense	—	—	18	5	—	—	5	2	—	—
Miscellaneous	33	20	10	88	57	10	128	55	11	124
Total expenses	2,432	4,416	1,383	14,736	9,620	1,244	19,885	12,810	1,476	20,214

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015	For the Year Ended August 31, 2015
Expenses reimbursed by Management (Note B)	(77)	(397)	(295)	—	(3)	(23)	—	(2,421)	(434)	—
Investment management fees waived (Note B)	—	—	—	—	—	(183)	—	—	—	—
Net expenses prior to reimbursement of insurance proceeds	2,355	4,019	1,088	14,736	9,617	1,038	19,885	10,389	1,042	20,214
Reimbursement from insurance proceeds (Note G for International Equity Fund)	—	—	—	—	—	—	—	—	—	—
Total net expenses	2,355	4,019	1,088	14,736	9,617	1,038	19,885	10,389	1,042	20,214
Net investment income (loss)	$2,721	$(1,811)	$318	$16,708	$(5,096)	$352	$20,872	$12,607	$(821)	$18,670
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	7,658	28,680	37,436	158,090	97,490	12,634	69,930	80,044	13,201	181,312
Sales of investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency	(91)	—	—	—	—	—	(5)	—	—	(83)
Financial futures contracts	—	—	—	—	—	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—	—	—	—	—	—
Option contracts written	—	—	—	—	—	—	—	—	—	—
Swap contracts	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(20,287)	(31,465)	(38,893)	(285,678)	13,126	(15,395)	(130,767)	(99,105)	(6,370)	(184,828)
Affiliated investment securities	—	—	—	—	—	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—	—	—	—	—	—
Foreign currency	(28)	—	—	—	—	—	—	—	—	(37)
Option contracts written	—	—	—	—	—	—	—	—	—	—
Swap contracts	—	—	—	—	—	—	—	—	—	—
Net gain (loss) on investments	(12,748)	(2,785)	(1,457)	(127,588)	110,616	(2,761)	(60,842)	(19,061)	6,831	(3,636)
Net increase (decrease) in net assets resulting from operations	$(10,027)	$(4,596)	$(1,139)	$(110,880)	$105,520	$(2,409)	$(39,970)	$(6,454)	$6,010	$15,034
See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	VALUE FUND	WORLD EQUITY FUND
	For the Year Ended August 31, 2015	For the Period from June 30, 2015 (Commencement of Operations) to August 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$486	$7
Dividend income—affiliated issuers (Note F)	—	—
Interest income—unaffiliated issuers	—	—
Foreign taxes withheld (Note A)	(2)	—
Total income	$484	$7
Expenses:
Investment management fees (Note B)	138	6
Administration fees (Note B)	15	1
Administration fees (Note B):
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	14	—
Class A	18	—
Class C	1	—
Class R3	—	—
Class R6	—	—
Distribution fees (Note B):
Trust Class	—	—
Advisor Class	—	—
Class A	23	—
Class C	6	1
Class R3	—	—
Shareholder servicing agent fees:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	2	2
Class A	3	2
Class C	—	1
Class R3	—	—
Class R6	—	—
Organization expense (Note A)	—	62
Audit fees	62	23
Custodian and accounting fees	41	11
Insurance expense	—	—
Legal fees	88	14
Registration and filing fees	46	6
Repayment to Management of expenses previously assumed by Management (Note B)	—	—
Shareholder reports	2	10
Trustees' fees and expenses	35	4
Interest expense	—	—
Miscellaneous	5	1
Total expenses	499	144

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	VALUE FUND	WORLD EQUITY FUND
	For the Year Ended August 31, 2015	For the Period from June 30, 2015 (Commencement of Operations) to August 31, 2015
Expenses reimbursed by Management (Note B)	(283)	(134)
Investment management fees waived (Note B)	—	—
Net expenses prior to reimbursement of insurance proceeds	216	10
Reimbursement from insurance proceeds (Note G for International Equity Fund)	—	—
Total net expenses	216	10
Net investment income (loss)	$268	$(3)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	430	(93)
Sales of investment securities of affiliated issuers	—	—
Foreign currency	—	(1)
Financial futures contracts	—	4
Forward foreign currency contracts	—	(9)
Option contracts written	—	—
Swap contracts	—	(10)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(2,389)	(96)
Affiliated investment securities	—	—
Forward foreign currency contracts	—	(3)
Foreign currency	—	—
Option contracts written	—	—
Swap contracts	—	(29)
Net gain (loss) on investments	(1,959)	(237)
Net increase (decrease) in net assets resulting from operations	$(1,691)	$(240)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	ALL CAP CORE FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$13	$(218)	$3,913	$5,142	$57,892	$59,668	$6,120	$4,837	$45,377	$38,400
Net realized gain (loss) on investments (Note A)	5,719	15,486	(13,466)	(278)	86,350	168,735	30,551	139,112	1,347,628	1,370,465
Net increase from payments by affiliates (Note B)	—	12	—	8	—	72	—	15	—	619
Change in net unrealized appreciation (depreciation) of investments (Note A)	(13,191)	4,262	(110,755)	76,492	(252,324)	245,013	(31,019)	14,347	(1,140,993)	387,327
Net increase (decrease) in net assets resulting from operations	(7,459)	19,542	(120,308)	81,364	(108,082)	473,488	5,652	158,311	252,012	1,796,811
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	(3,689)	(4,481)	(7,717)	(14,369)
Trust Class	—	—	—	—	—	—	(975)	(788)	(1,507)	(9,946)
Advisor Class	—	—	—	—	—	—	(81)	(78)	(694)	(1,169)
Institutional Class	—	(37)	(4,661)	(2,211)	(38,126)	(34,499)	(76)	(63)	(14,769)	(29,067)
Class A	—	—	(148)	(44)	(6,984)	(17,649)	(30)	(26)	—	—
Class C	—	—	(18)	—	(5,457)	(6,745)	(15)	(8)	—	—
Class R3	—	—	(4)	(0)	(66)	(58)	—	—	—	—
Class R6	—	—	(901)	(322)	—	—	—	—	(10,902)	(11,801)
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	(97,070)	(60,554)	(276,734)	(268,282)
Trust Class	—	—	—	—	—	—	(26,590)	(10,218)	(207,811)	(230,081)
Advisor Class	—	—	—	—	—	—	(2,190)	(1,196)	(82,457)	(85,753)
Institutional Class	(10,035)	(4,589)	—	—	(72,214)	(54,106)	(1,506)	(687)	(386,062)	(405,133)
Class A	(2,289)	(2,810)	—	—	(16,802)	(32,919)	(845)	(346)	—	—
Class C	(2,258)	(1,393)	—	—	(19,379)	(19,266)	(532)	(156)	—	—
Class R3	—	—	—	—	(166)	(121)	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	(224,407)	(148,025)
Total distributions to shareholders	(14,582)	(8,829)	(5,732)	(2,577)	(159,194)	(165,363)	(133,599)	(78,601)	(1,213,060)	(1,203,626)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	8,055	7,131	208,626	326,973
Trust Class	—	—	—	—	—	—	18,496	80,497	169,016	326,902
Advisor Class	—	—	—	—	—	—	1,767	2,124	95,330	152,697
Institutional Class	20,777	24,829	87,329	187,999	381,003	532,610	24,211	2,677	679,324	1,138,280
Class A	2,229	5,449	7,072	16,283	59,143	124,552	5,983	2,686	—	—
Class C	815	2,667	2,549	3,307	53,763	44,793	2,437	699	—	—
Class R3	—	—	669	591	1,504	1,334	—	—	—	—
Class R6	—	—	27,239	45,242	—	—	—	—	681,153	1,881,331

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	ALL CAP CORE FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	90,410	57,841	276,966	273,964
Trust Class	—	—	—	—	—	—	27,462	10,913	204,115	233,324
Advisor Class	—	—	—	—	—	—	2,257	1,253	67,182	75,501
Institutional Class	9,084	3,966	2,815	1,376	88,651	65,965	1,390	686	370,058	417,802
Class A	1,946	2,561	100	24	20,683	46,131	791	337	—	—
Class C	1,897	1,139	5	—	16,915	17,727	468	143	—	—
Class R3	—	—	2	—	153	116	—	—	—	—
Class R6	—	—	901	322	—	—	—	—	235,309	159,826
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(61,339)	(74,233)	(655,995)	(671,817)
Trust Class	—	—	—	—	—	—	(52,974)	(28,246)	(1,146,512)	(997,456)
Advisor Class	—	—	—	—	—	—	(2,734)	(2,419)	(234,491)	(251,670)
Institutional Class	(39,639)	(23,483)	(199,441)	(115,052)	(424,474)	(618,006)	(4,552)	(17,988)	(2,116,517)	(2,820,340)
Class A	(18,968)	(16,557)	(9,601)	(6,143)	(214,296)	(840,833)	(5,617)	(1,132)	—	—
Class C	(6,533)	(3,385)	(1,616)	(1,261)	(82,624)	(131,062)	(830)	(6)	—	—
Class R3	—	—	(351)	(197)	(862)	(969)	—	—	—	—
Class R6	—	—	(1,867)	(1,841)	—	—	—	—	(634,879)	(357,000)
Net increase (decrease) from Fund share transactions	(28,392)	(2,814)	(84,195)	130,650	(100,441)	(757,642)	55,681	42,963	(1,801,315)	(111,683)
Net Increase (Decrease) in Net Assets	(50,433)	7,899	(210,235)	209,437	(367,717)	(449,517)	(72,266)	122,673	(2,762,363)	481,502
Net Assets:
Beginning of year	100,533	92,634	626,216	416,779	2,494,603	2,944,120	846,965	724,292	13,723,807	13,242,305
End of year	$50,100	$100,533	$415,981	$626,216	$2,126,886	$2,494,603	$774,699	$846,965	$10,961,444	$13,723,807
Undistributed net investment income (loss) at end of year	$(144)	$—	$2,273	$4,627	$—	$—	$3,830	$3,504	$19,793	$12,211
Distributions in excess of net investment income at end of year	$—	$(8)	$—	$—	$(1,857)	$(2,844)	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL EQUITY FUND		GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND
	Year Ended August 31, 2015	Year Ended August 31, 2014	Period from December 30, 2014 (Commencement of Operations) to August 31, 2015	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$24	$201	$21	$894	$534	$9,462	$11,713	$12,376	$16,304
Net realized gain (loss) on investments (Note A)	3,139	1,112	—	18,813	4,596	109,228	205,016	43,979	57,808
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	31	—	24
Change in net unrealized appreciation (depreciation) of investments (Note A)	(4,661)	5,186	(198)	(26,428)	6,762	(155,129)	61,936	(108,755)	53,082
Net increase (decrease) in net assets resulting from operations	(1,498)	6,499	(177)	(6,721)	11,892	(36,439)	278,696	(52,400)	127,218
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	(8,219)	(5,725)	(885)	(1,141)
Trust Class	—	—	—	—	—	(1,086)	(769)	(220)	(881)
Advisor Class	—	—	—	—	—	(1)	(8)	—	—
Institutional Class	(226)	(124)	(19)	(634)	—	(1,123)	(704)	(15,333)	(15,790)
Class A	(24)	(0)	(5)	(21)	—	(735)	(297)	(133)	(155)
Class C	(7)	—	(1)	—	—	—	(0)	(6)	(8)
Class R3	—	—	—	—	—	(4)	(2)	—	—
Class R6	—	—	—	—	—	—	—	(387)	(1)
Net realized gain on investments:
Investor Class	—	—	—	—	—	(147,601)	(104,953)	—	—
Trust Class	—	—	—	—	—	(22,148)	(17,108)	—	—
Advisor Class	—	—	—	—	—	(53)	(197)	—	—
Institutional Class	(1,193)	(308)	—	(4,747)	(798)	(16,294)	(9,818)	—	—
Class A	(130)	(2)	—	(165)	(4)	(13,689)	(5,882)	—	—
Class C	(41)	(1)	—	(7)	(1)	(454)	(363)	—	—
Class R3	—	—	—	—	—	(110)	(58)	—	—
Class R6	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(1,621)	(435)	(25)	(5,574)	(803)	(211,517)	(145,884)	(16,964)	(17,976)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	18,391	20,340	12,561	6,504
Trust Class	—	—	—	—	—	9,083	11,693	8,341	15,396
Advisor Class	—	—	—	—	—	43	1,420	—	—
Institutional Class	105	51	2,003	121,023	21,058	25,421	44,468	231,021	283,123
Class A	183	281	660	7,076	1,495	28,946	40,412	83,310	23,348
Class C	129	88	250	61	—	566	1,032	7,899	4,449
Class R3	—	—	—	—	—	348	298	—	—
Class R6	—	—	—	—	—	—	—	19,021	21,390

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL EQUITY FUND		GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND
	Year Ended August 31, 2015	Year Ended August 31, 2014	Period from December 30, 2014 (Commencement of Operations) to August 31, 2015	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	147,253	104,346	848	1,057
Trust Class	—	—	—	—	—	22,602	17,409	210	851
Advisor Class	—	—	—	—	—	45	195	—	—
Institutional Class	1,419	431	8	1,518	70	15,531	9,698	14,223	14,839
Class A	152	2	4	186	4	14,308	6,099	123	142
Class C	48	1	—	7	1	290	219	4	5
Class R3	—	—	—	—	—	73	37	—	—
Class R6	—	—	—	—	—	—	—	387	1
Payments for shares redeemed:
Investor Class	—	—	—	—	—	(110,151)	(109,604)	(14,441)	(22,722)
Trust Class	—	—	—	—	—	(38,509)	(30,736)	(18,488)	(73,369)
Advisor Class	—	—	—	—	—	(101)	(1,803)	—	—
Institutional Class	(34,371)	(1,015)	—	(79,281)	(16,343)	(57,871)	(24,298)	(193,534)	(260,918)
Class A	(138)	(89)	—	(4,668)	(21)	(20,575)	(10,790)	(12,714)	(11,803)
Class C	(52)	(8)	—	(9)	—	(792)	(1,116)	(2,101)	(530)
Class R3	—	—	—	—	—	(474)	(89)	—	—
Class R6	—	—	—	—	—	—	—	(6,445)	(97)
Net increase (decrease) from Fund share transactions	(32,525)	(258)	2,925	45,913	6,264	54,427	79,230	130,225	1,666
Net Increase (Decrease) in Net Assets	(35,644)	5,806	2,723	33,618	17,353	(193,529)	212,042	60,861	110,908
Net Assets:
Beginning of year	39,484	33,678	—	73,959	56,606	1,508,880	1,296,838	1,133,523	1,022,615
End of year	$3,840	$39,484	$2,723	$107,577	$73,959	$1,315,351	$1,508,880	$1,194,384	$1,133,523
Undistributed net investment income (loss) at end of year	$—	$226	$—	$837	$627	$5,845	$8,457	$7,983	$12,034
Distributions in excess of net investment income at end of year	$(2)	$—	$(2)	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND		INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$2,721	$3,849	$(1,811)	$(1,235)	$318	$2,137	$16,708	$16,693	$(5,096)	$(4,179)
Net realized gain (loss) on investments (Note A)	7,567	11,612	28,680	18,710	37,436	101,237	158,090	252,529	97,490	115,249
Net increase from payments by affiliates (Note B)	—	8	—	5	—	26	—	101	—	39
Change in net unrealized appreciation (depreciation) of investments (Note A)	(20,315)	12,587	(31,465)	29,545	(38,893)	(34,548)	(285,678)	87,513	13,126	35,520
Net increase (decrease) in net assets resulting from operations	(10,027)	28,056	(4,596)	47,025	(1,139)	68,852	(110,880)	356,836	105,520	146,629
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	(27)	(10,234)	(14,083)	—	—
Trust Class	(131)	(129)	—	—	—	—	(1,405)	(2,047)	—	—
Advisor Class	—	—	—	—	—	—	(2,553)	(3,265)	—	—
Institutional Class	(3,070)	(2,764)	—	(425)	(166)	(2,087)	(1,391)	(1,523)	—	—
Class A	(92)	(101)	—	(4)	—	—	(28)	(30)	—	—
Class C	(14)	(13)	—	—	—	—	(29)	(22)	—	—
Class R3	(27)	(23)	—	—	—	—	(1)	(2)	—	—
Class R6	—	—	—	—	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	(5,509)	(2,434)	(141,939)	(168,785)	(49,241)	(27,005)
Trust Class	—	—	—	—	—	—	(21,949)	(27,921)	(5,201)	(2,672)
Advisor Class	—	—	—	—	—	—	(41,088)	(46,194)	(701)	(469)
Institutional Class	—	—	(14,661)	(8,209)	(48,281)	(60,585)	(16,389)	(16,225)	(45,198)	(23,431)
Class A	—	—	(923)	(723)	(3,492)	(5,333)	(433)	(394)	(7,034)	(3,978)
Class C	—	—	(765)	(448)	(10,313)	(3,776)	(675)	(350)	(470)	(195)
Class R3	—	—	—	—	(96)	(20)	(26)	(25)	(602)	(289)
Class R6	—	—	—	—	—	—	—	—	(3,588)	(391)
Total distributions to shareholders	(3,334)	(3,030)	(16,349)	(9,809)	(67,857)	(74,262)	(238,140)	(280,866)	(112,035)	(58,430)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	1,045	1,319	16,941	15,524	15,922	7,315
Trust Class	435	797	—	—	—	—	6,232	7,321	29,016	17,099
Advisor Class	—	—	—	—	—	—	12,640	16,068	5,341	3,095
Institutional Class	34,971	26,904	213,263	60,529	28,223	71,898	15,926	28,473	108,137	156,573
Class A	1,652	2,698	40,847	10,596	2,197	4,517	5,905	2,414	30,607	27,567
Class C	640	1,133	16,290	3,170	7,070	3,648	1,014	2,187	3,088	1,931
Class R3	2,161	814	—	—	91	21	85	20	8,331	3,691
Class R6	—	—	—	—	—	—	—	—	70,359	23,439

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND		INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	5,470	2,438	144,740	174,745	46,576	25,390
Trust Class	127	124	—	—	—	—	23,101	29,591	5,194	2,663
Advisor Class	—	—	—	—	—	—	42,453	48,458	638	419
Institutional Class	3,011	2,645	11,950	7,037	37,610	50,883	17,318	17,308	45,062	23,283
Class A	84	94	869	702	1,578	4,387	430	360	6,930	3,886
Class C	3	2	504	236	3,331	1,066	438	201	448	182
Class R3	25	23	—	—	46	10	10	10	551	276
Class R6	—	—	—	—	—	—	—	—	3,408	291
Payments for shares redeemed:
Investor Class	—	—	—	—	(2,540)	(8,922)	(120,876)	(172,279)	(34,928)	(32,660)
Trust Class	(2,752)	(3,347)	—	—	—	—	(30,149)	(54,387)	(13,956)	(12,340)
Advisor Class	—	—	—	—	—	—	(51,994)	(48,961)	(6,069)	(6,226)
Institutional Class	(20,857)	(40,351)	(39,704)	(31,282)	(165,272)	(340,441)	(65,347)	(23,652)	(108,212)	(84,259)
Class A	(7,197)	(3,809)	(8,740)	(14,163)	(9,131)	(34,983)	(5,449)	(1,706)	(37,969)	(30,915)
Class C	(1,340)	(927)	(2,095)	(2,667)	(12,964)	(6,948)	(826)	(600)	(1,213)	(1,026)
Class R3	(754)	(1,555)	—	—	(6)	(269)	(119)	—	(4,615)	(2,052)
Class R6	—	—	—	—	—	—	—	—	(6,463)	(2,288)
Net increase (decrease) from Fund share transactions	10,209	(14,755)	233,184	34,158	(103,252)	(251,376)	12,473	41,095	166,183	125,334
Net Increase (Decrease) in Net Assets	(3,152)	10,271	212,239	71,374	(172,248)	(256,786)	(336,547)	117,065	159,668	213,533
Net Assets:
Beginning of year	240,699	230,428	278,214	206,840	232,017	488,803	1,744,775	1,627,710	1,015,534	802,001
End of year	$237,547	$240,699	$490,453	$278,214	$59,769	$232,017	$1,408,228	$1,744,775	$1,175,202	$1,015,534
Undistributed net investment income (loss) at end of year	$1,580	$2,273	$(127)	$—	$(11)	$—	$14,004	$13,641	$(3,669)	$(2,889)
Distributions in excess of net investment income at end of year	$—	$—	$—	$(124)	$—	$(13)	$—	$—	$—	$—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$352	$905	$20,872	$22,465	$12,607	$11,456	$(821)	$(731)	$18,670	$20,990
Net realized gain (loss) on investments (Note A)	12,634	8,719	69,925	87,642	80,044	50,573	13,201	14,211	181,229	339,559
Net increase from payments by affiliates (Note B)	—	6	—	19	—	16	—	4	—	52
Change in net unrealized appreciation (depreciation) of investments (Note A)	(15,395)	5,887	(130,767)	300,270	(99,105)	132,321	(6,370)	(3,502)	(184,865)	95,312
Net increase (decrease) in net assets resulting from operations	(2,409)	15,517	(39,970)	410,396	(6,454)	194,366	6,010	9,982	15,034	455,913
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(385)	(578)	—	—	—	—	—	—	(5,556)	(6,812)
Trust Class	(112)	(208)	—	—	(3,770)	(3,764)	—	—	(3,953)	(4,600)
Advisor Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	(259)	(266)	(23,005)	(12,809)	(6,372)	(5,763)	—	—	(6,267)	(6,382)
Class A	(48)	(67)	(682)	(571)	(1,812)	(1,768)	—	—	(1,493)	(1,231)
Class C	(6)	(16)	(62)	(80)	(107)	(117)	—	—	(271)	(86)
Class R3	(2)	(5)	—	—	(216)	(153)	—	—	(272)	(204)
Class R6	—	—	—	—	(451)	(194)	—	—	(2,421)	(2,006)
Net realized gain on investments:
Investor Class	(3,860)	(1,556)	—	—	—	—	—	—	(78,302)	(50,122)
Trust Class	(1,421)	(618)	—	—	(15,179)	(18,399)	—	—	(58,788)	(40,943)
Advisor Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	(2,170)	(633)	(80,461)	(26,066)	(21,811)	(23,729)	—	—	(69,181)	(40,032)
Class A	(544)	(195)	(4,187)	(1,431)	(8,468)	(9,795)	—	—	(21,497)	(11,439)
Class C	(214)	(69)	(1,736)	(322)	(2,008)	(2,421)	—	—	(7,205)	(3,098)
Class R3	(40)	(18)	—	—	(1,276)	(1,051)	—	—	(4,908)	(2,602)
Class R6	—	—	—	—	(1,405)	(564)	—	—	(24,850)	(11,964)
Total distributions to shareholders	(9,061)	(4,229)	(110,133)	(41,279)	(62,875)	(67,718)	—	—	(284,964)	(181,521)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	4,599	3,859	—	—	—	—	1,497	2,997	69,572	71,171
Trust Class	1,581	1,326	—	—	52,339	71,310	406	542	54,071	71,994
Advisor Class	—	—	—	—	—	—	830	914	—	—
Institutional Class	25,010	14,710	210,581	1,018,161	123,794	181,199	6,147	4,881	206,662	224,677
Class A	12,692	3,992	36,459	129,361	63,436	72,692	3,145	7,810	47,761	52,427
Class C	2,123	449	15,280	40,707	5,220	5,321	786	1,059	16,166	15,201
Class R3	992	50	—	—	12,721	11,166	791	261	8,582	8,898
Class R6	—	—	—	—	11,285	17,458	—	—	67,738	193,825

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Proceeds from reinvestment of dividends and distributions:
Investor Class	4,040	2,010	—	—	—	—	—	—	80,661	54,086
Trust Class	1,451	780	—	—	18,790	21,915	—	—	62,288	45,143
Advisor Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	2,366	872	14,388	3,824	22,144	21,360	—	—	68,496	42,684
Class A	576	236	4,327	1,823	9,562	10,171	—	—	21,325	11,025
Class C	55	15	1,493	344	1,794	2,086	—	—	6,180	2,585
Class R3	42	23	—	—	1,371	1,041	—	—	5,038	2,739
Class R6	—	—	—	—	1,856	758	—	—	27,271	13,970
Payments for shares redeemed:
Investor Class	(5,217)	(15,323)	—	—	—	—	(6,649)	(7,503)	(133,905)	(231,387)
Trust Class	(3,866)	(2,676)	—	—	(114,518)	(138,623)	(971)	(3,068)	(158,470)	(170,160)
Advisor Class	—	—	—	—	—	—	(1,773)	(1,497)	—	—
Institutional Class	(7,888)	(3,821)	(459,676)	(233,691)	(243,059)	(160,265)	(5,784)	(2,873)	(194,272)	(196,402)
Class A	(2,444)	(2,174)	(74,313)	(57,088)	(95,912)	(97,375)	(2,692)	(5,795)	(39,136)	(50,967)
Class C	(175)	(132)	(18,122)	(3,127)	(14,886)	(11,829)	(407)	(482)	(6,487)	(3,965)
Class R3	(120)	(567)	—	—	(13,178)	(6,639)	(262)	(223)	(10,264)	(7,268)
Class R6	—	—	—	—	(6,947)	(2,582)	—	—	(128,504)	(214,722)
Net increase (decrease) from Fund share transactions	35,817	3,629	(269,583)	900,314	(164,188)	(836)	(4,936)	(2,977)	70,773	(64,446)
Net Increase (Decrease) in Net Assets	24,347	14,917	(419,686)	1,269,431	(233,517)	125,812	1,074	7,005	(199,157)	209,946
Net Assets:
Beginning of year	83,158	68,241	2,759,984	1,490,553	1,039,875	914,063	85,337	78,332	2,436,168	2,226,222
End of year	$107,505	$83,158	$2,340,298	$2,759,984	$806,358	$1,039,875	$86,411	$85,337	$2,237,011	$2,436,168
Undistributed net investment income (loss) at end of year	$—	$593	$12,040	$16,877	$—	$—	$—	$(445)	$13,587	$17,453
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	VALUE FUND		WORLD EQUITY FUND
	Year Ended August 31, 2015	Year Ended August 31, 2014	Period from June 30, 2015 (Commencement of Operations) to August 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$268	$147	$(3)
Net realized gain (loss) on investments (Note A)	430	1,387	(109)
Net increase from payments by affiliates (Note B)	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(2,389)	1,452	(128)
Net increase (decrease) in net assets resulting from operations	(1,691)	2,986	(240)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	(130)	(57)	—
Class A	(49)	(17)	—
Class C	(0)	—	—
Class R3	—	—	—
Class R6	—	—	—
Net realized gain on investments:
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	(748)	—	—
Class A	(433)	—	—
Class C	(32)	—	—
Class R3	—	—	—
Class R6	—	—	—
Total distributions to shareholders	(1,392)	(74)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	8,079	8,780	4,000
Class A	3,543	4,764	500
Class C	213	230	532
Class R3	—	—	—
Class R6	—	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	VALUE FUND		WORLD EQUITY FUND
	Year Ended August 31, 2015	Year Ended August 31, 2014	Period from June 30, 2015 (Commencement of Operations) to August 31, 2015
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	878	29	—
Class A	435	15	—
Class C	31	—	—
Class R3	—	—	—
Class R6	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	(6,637)	(4,951)	—
Class A	(3,554)	(1,463)	—
Class C	(195)	(55)	—
Class R3	—	—	—
Class R6	—	—	—
Net increase (decrease) from Fund share transactions	2,793	7,349	5,032
Net Increase (Decrease) in Net Assets	(290)	10,261	4,792
Net Assets:
Beginning of year	21,159	10,898	—
End of year	$20,869	$21,159	$4,792
Undistributed net investment income (loss) at end of year	$203	$121	$29
Distributions in excess of net investment income at end of year	$—	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1
General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Funds are separate operating series of the Trust, each of which (except All Cap Core, Global Real Estate, Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Multi-Cap Opportunities became diversified in December 2012). Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-two offer Institutional Class shares, twenty-one offer Class A shares, twenty-one offer Class C shares, eleven offer Class R3 shares and six offer Class R6 shares. Global Real Estate had no operations until December 30, 2014, other than matters relating to its organization and registration of shares under the 1933 Act. World Equity had no operations until June 30, 2015, other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3	Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the year ended August 31, 2015 were $7,495, $354,526, $191,067, $14,011, $4,703, $5,709, $872,438, $35,676, $19,979, $434, $359,031 and $151,170, for Focus, Genesis, Guardian, International Equity, International Select, Large Cap

Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth and Socially Responsive, respectively.

5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Global Real Estate and World Equity, to continue to, and the intention of Global Real Estate and World Equity to, qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of August 31, 2015, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains or written-off, non-taxable distributions from real estate investment trusts ("REITs") and other underlying investments, gains and losses on equity swap contracts, foreign currency gains and losses, gains and losses from passive foreign investment companies (PFICs), non-deductible stock issuance fees and deemed distributions on shareholder redemptions. For the year ended August 31, 2015, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
All Cap Core	$2,475,936	$(148,445)	$(2,327,491)
Emerging Markets Equity	—	(535,097)	535,097
Equity Income	18,700,410	(6,272,238)	(12,428,172)
Focus	6,973,837	(927,712)	(6,046,125)
Genesis	201,340,347	(2,206,326)	(199,134,021)
Global Equity	2,527,964	4,853	(2,532,817)
Global Real Estate	(1,010)	2,462	(1,452)
Greater China Equity	7,846,085	(28,371)	(7,817,714)
Guardian	12,454,993	(906,084)	(11,548,909)
International Equity	—	537,597	(537,597)
International Select	—	(79,874)	79,874
Intrinsic Value	1,707,152	1,808,333	(3,515,485)
Large Cap Disciplined Growth	33,596,988	(150,228)	(33,446,760)
Large Cap Value	22,069,159	(705,119)	(21,364,040)

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Mid Cap Growth	$(3,016,582)	$4,315,459	$(1,298,877)
Mid Cap Intrinsic Value	1,258,190	(132,745)	(1,125,445)
Multi-Cap Opportunities	13,718,785	(1,959,889)	(11,758,896)
Real Estate	12,543,004	121,641	(12,664,645)
Small Cap Growth	315,742	1,266,295	(1,582,037)
Socially Responsive	30,170,352	(2,302,381)	(27,867,971)
Value	337,824	(6,808)	(331,016)
World Equity	(41,556)	31,980	9,576

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2015		2014	2015		2014	2015		2014	2015		2014
All Cap Core	$2,189,581		$392,027	$12,392,546		$8,437,994	$—		$—	$14,582,127		$8,830,021
Emerging Markets Equity	5,731,674		2,577,895	—		—	—		—	5,731,674		2,577,895
Equity Income	65,720,431		62,522,140	93,473,349		102,840,935	—		—	159,193,780		165,363,075
Focus	19,619,019		14,850,876	113,979,974		63,750,537	—		—	133,598,993		78,601,413
Genesis	35,589,396		66,351,341	1,177,470,479		1,137,274,077	—		—	1,213,059,875		1,203,625,418
Global Equity	827,724		191,068	793,061		243,211	—		—	1,620,785		434,279
Global Real Estate	24,956	(1)	—	—	(1)	—	—	(1)	—	24,956	(1)	—
Greater China Equity	4,726,685		803,283	847,483		—	—		—	5,574,168		803,283
Guardian	18,290,813		33,366,130	193,226,409		112,517,878	—		—	211,517,222		145,884,008
International Equity	16,964,183		17,975,975	—		—	—		—	16,964,183		17,975,975
International Select	3,333,956		3,029,765	—		—	—		—	3,333,956		3,029,765
Intrinsic Value	3,457,299		1,071,106	12,891,705		8,738,393	—		—	16,349,004		9,809,499
Large Cap Disciplined Growth	10,825,277		21,926,193	57,031,255		52,335,028	—		—	67,856,532		74,261,221
Large Cap Value	106,665,862		145,323,607	131,474,524		135,542,504	—		—	238,140,386		280,866,111
Mid Cap Growth	—		—	112,035,066		58,429,501	—		—	112,035,066		58,429,501
Mid Cap Intrinsic Value	1,552,865		1,173,749	7,508,109		3,055,247	—		—	9,060,974		4,228,996
Multi-Cap Opportunities	23,749,224		13,459,794	86,383,844		27,819,682	—		—	110,133,068		41,279,476
Real Estate	14,563,346		16,336,584	48,311,493		51,381,659	—		—	62,874,839		67,718,243
Small Cap Growth	—		—	—		—	—		—	—		—
Socially Responsive	29,152,122		31,881,495	255,811,829		149,639,493	—		—	284,963,951		181,520,988
Value	1,232,049		73,519	160,048		—	—		—	1,392,097		73,519
World Equity	—	(2)	—	—	(2)	—	—	(2)	—	—	(2)	—

(1)	Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(2)	Period from June 30, 2015 (Commencement of Operations) to August 31, 2015.

As of August 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
All Cap Core	$—	$864,378	$3,728,591	$(136,214)	$(7,543)	$4,449,212
Emerging Markets Equity	2,327,788	—	(43,355,563)	(37,815,620)	(38,793)	(78,882,188)
Equity Income	—	65,485,836	123,622,180	—	—	189,108,016
Focus	3,830,625	22,018,934	113,025,836	—	—	138,875,395
Genesis	19,792,727	941,775,682	4,799,050,993	—	1	5,760,619,403
Global Equity	—	—	113,791	(18,498)	—	95,293
Global Real Estate	2,877	—	(201,164)	(937)	(2,475)	(201,699)
Greater China Equity	12,867,927	—	(21,575,643)	—	(117,266)	(8,824,982)
Guardian	5,845,457	70,409,073	238,264,632	—	—	314,519,162
International Equity	7,985,185	—	63,919,899	(232,677,834)	(2,096)	(160,774,846)
International Select	1,617,259	—	20,979,788	(35,147,641)	(36,909)	(12,587,503)
Intrinsic Value	730,420	22,984,342	36,014,134	—	(126,575)	59,602,321
Large Cap Disciplined Growth	—	—	3,104,403	(1,138,464)	(11,422)	1,954,517
Large Cap Value	14,003,603	111,549,784	(27,103,133)	—	1	98,450,255
Mid Cap Growth	—	74,487,845	283,497,126	(3,669,554)	—	354,315,417
Mid Cap Intrinsic Value	652,068	10,046,909	3,589,105	—	—	14,288,082
Multi-Cap Opportunities	12,040,328	48,888,336	381,596,270	—	1	442,524,935
Real Estate	—	45,789,063	40,723,260	—	1	86,512,324
Small Cap Growth	2,337,131	2,179,059	(776,250)	—	—	3,739,940
Socially Responsive	15,966,236	122,213,641	397,098,714	—	—	535,278,591
Value	202,950	196,284	(890,838)	—	—	(491,604)
World Equity	—	—	(118,042)	(79,784)	—	(197,826)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, capital loss carryforwards, post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, non-deductible foreign capital gain taxes, and tax adjustments related to REITs, PFICs, partnerships, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on September 1, 2011 (July 17, 2013 (Commencement of Operations) for Greater China Equity; December 30, 2014 (Commencement of Operations) for Global Real Estate; and June 30, 2015 (Commencement of Operations) for World Equity). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at August 31, 2015, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:
	Pre-Enactment
	Expiring in:
	2016	2017	2018
International Equity(1)	$4,896,907	$149,638,006	$78,142,921
International Select	—	—	35,147,641

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Emerging Markets Equity	$11,906,360	$25,909,260
Global Real Estate	—	937
World Equity	—	79,784

(1)
The capital loss carryforwards shown above for International Equity include $4,896,907 expiring in 2016 and $114,232,268 expiring in 2017, which were acquired on January 25, 2013 in the merger with Neuberger Berman International Fund. Future utilization of these losses may be limited under current tax rules.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2015, International Equity, International Select and Small Cap Growth utilized capital loss carryforwards of $43,094,027, $7,668,960 and $7,030,740, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2015, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
All Cap Core	$136,214	$—	$—
Global Equity	2,134	—	16,364
Large Cap Disciplined Growth	—	—	1,138,464
Mid Cap Growth	3,669,554	—	—

6
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues deferred capital gains tax on unrealized gains for certain securities of issuers domiciled in India. At August 31, 2015, there were no outstanding balances of accrued deferred capital gains tax for Emerging Markets Equity.

A change in the capital gains tax provision for Greater China Equity for the period ended August 31, 2015 arose due to changes in the tax rules in the People's Republic of China ("PRC") effective November 17, 2014 (the

"effective date"). Capital gains derived from the trading of PRC equity investments after the effective date are temporarily exempt from PRC withholding tax. Greater China Equity had accrued deferred capital gains tax on unrealized gains on participatory notes on such investments. Accordingly, a reversal of capital gains tax provisions from prior periods attributable to unrealized appreciation in those participatory notes as of the effective date which amounted to $316,202, is included as part of the change in unrealized appreciation/depreciation in the Statements of Operations. At August 31, 2015, $34,868 of tax attributable to gains realized through the effective date remained payable and is included as accrued capital gains taxes in the Statements of Assets and Liabilities. The tax laws and regulations in the PRC are subject to change, possibly with retroactive effect.

7
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth until the following calendar year. At August 31, 2015, Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth estimated these amounts for the period January 1, 2015 to August 31, 2015 within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2015, the character of distributions paid to shareholders of Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of Equity Income's, Global Real Estate's, Mid Cap Intrinsic Value's, Real Estate's and Small Cap Growth's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth of the actual breakdown of distributions paid to Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Global Real Estate, Mid Cap Intrinsic Value, Real Estate and Small Cap Growth to reflect actual results. As a result, the composition of Equity Income's, Global Real Estate's, Mid Cap Intrinsic Value's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate shareholders on IRS Form 1099-DIV.

8	Organization expenses: Costs incurred by Global Real Estate and World Equity in connection with their organization, which amounted to $87,044 and $61,840, respectively, and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10	Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11
Derivative instruments: During the year ended August 31, 2015, certain of the Funds' use of derivatives, as described below, was limited to equity swaps, financial futures, forward contracts and written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Equity swap contracts: During the period ended August 31, 2015, World Equity used equity swaps to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities, to gain exposure to securities, markets, sectors or geographical areas and to hedge risk.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

At August 31, 2015, the outstanding equity swaps* for World Equity were as follows:

Counterparty	Description	Expiration Date(s)	Value

Goldman Sachs & Co.	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	12/30/2015- 2/6/2017	$(9,857)

*	The following table represents the individual long positions and related values of the equity swaps as of August 31, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
United Kingdom
Barclays PLC	3,136	$12,935	$(311)
Barratt Developments PLC	2,573	24,968	367
CRH PLC	342	10,234	(113)
CRH PLC	1,281	36,308	1,827
Croda International PLC	544	25,303	(1,079)
Croda International PLC	559	24,385	506
Derwent London PLC	463	24,843	884
Imperial Tobacco Group PLC	246	12,881	(916)
Imperial Tobacco Group PLC	254	12,373	(181)
InterContinental Hotels Group PLC	608	24,765	(2,020)
ITV PLC	6,008	26,332	(3,187)
ITV PLC	3,371	14,072	(1,086)
Lloyds Banking Group PLC	18,491	24,913	(2,882)
Next PLC	212	24,924	1,010
Shire PLC	301	24,238	(950)
Vodafone Group PLC	6,692	24,436	(1,077)
Wolseley PLC	188	12,659	(481)
Wolseley PLC	378	24,366	119
Total Long Positions of Equity Swaps			(9,570)
Financing Costs and Other Payables			(287)
Equity Swaps, at Value Goldman Sachs & Co.			$(9,857)

Counterparty	Description	Expiration Date(s)	Value

Morgan Stanley	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	1/2/2017- 2/10/2017	$(1,052)

*	The following table represents the individual long positions and related values of the equity swaps as of August 31, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Germany
Rheinmetall AG	9	$500	$55
Rheinmetall AG	184	10,476	876
Rheinmetall AG	460	27,992	388
			1,319

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
United Kingdom
Barclays PLC	8,972	$36,980	$(863)
Land Securities Group PLC	1,239	25,349	(1,464)
			(2,327)
Total Long Positions of Equity Swaps			(1,008)
Financing Costs and Other Payables			(44)
Equity Swaps, at Value Morgan Stanley			(1,052)

Counterparty	Description	Expiration Date(s)	Value

Merrill Lynch Pierce Fenner & Smith, Inc.	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	12/30/2016- 2/6/2017	$(17,655)

*	The following table represents the individual long positions and related values of the equity swaps as of August 31, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Taiwan
Hermes Microvision, Inc.	450	$30,151	$(11,020)
Largan Precision Co. Ltd.	211	24,167	(4,536)
			(15,556)
United Kingdom
British American Tobacco PLC	239	13,695	(893)
British American Tobacco PLC	209	12,389	(1,194)
			(2,087)
Total Long Positions of Equity Swaps			(17,643)
Financing Costs and Other Payables			(12)
Equity Swaps, at Value Merrill Lynch Pierce Fenner & Smith, Inc.			$(17,655)
Equity Swaps, at Value Total			$(28,564)

(a)	Notional value represents the value (including any fees or commissions) of the long positions when they were established.

(b)	For the year ended August 31, 2015, the average notional value of equity swaps was $511,692 for long positions.

Financial futures contracts: During the period ended August 31, 2015, World Equity used financial futures to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities, to gain exposure to securities, markets, sectors or geographical areas and to hedge risk.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At August 31, 2015, there were no open positions in financial futures for World Equity.

During the year ended August 31, 2015, the average notional value of financial futures for World Equity was $39,702 for long positions.

Forward foreign currency contracts: During the period ended August 31, 2015, World Equity used forward contracts to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities, to gain exposure to securities, markets, sectors or geographical areas and to hedge risk.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in

U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At August 31, 2015, open forward contracts for World Equity were as follows:

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
6,500,000	Japanese Yen	$52,328	Bank of America, N.A.	9/18/2015	$(1,300)
217,500	Euro Currency	242,062	Bank of America, N.A.	9/18/2015	(2,062)
					$(3,362)

For the year ended August 31, 2015, World Equity's investment in forward contracts had an average notional value of $293,493.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

Written option transactions were used in an attempt to generate incremental returns for Equity Income for the year ended August 31, 2015. Written option transactions for Equity Income for the year ended August 31, 2015 were:

Equity Income

	Number of Contracts	Premium Received
Outstanding 8/31/2014	11,767	$1,527,430
Options written	34,467	5,351,581
Options expired	(1,200)	(176,196)
Options exercised	(3,427)	(417,191)
Options closed	(33,721)	(4,960,373)
Outstanding 8/31/2015	7,886	$1,325,251

For the year ended August 31, 2015, Equity Income had an average market value of $(1,939,567) in written options.

At August 31, 2015, Equity Income and World Equity had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
World Equity
Swap contracts	Open swap contracts, at value(1)	$—	$—	$6,032	$6,032
Total Value—Assets		$—	$—	$6,032	$6,032

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Equity Income
Option contracts written	Option contracts written, at value	$—	$—	$(1,964,860)	$(1,964,860)
Total Value—Liabilities		$—	$—	$(1,964,860)	$(1,964,860)
World Equity
Swap contracts	Open swap contracts, at value(1)	$—	$—	$(34,596)	$(34,596)
Forward contracts	Payable for open forward foreign currency contracts	—	(3,362)	—	(3,362)
Total Value—Liabilities		$—	$(3,362)	$(34,596)	$(37,958)

(1)
"Swap contracts" reflects the appreciation (depreciation) of the equity swap contracts plus accrued interest as of August 31, 2015, which is reflected in the Statements of Assets and Liabilities under the caption "Open swap contracts, at value (Note A)."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended August 31, 2015, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Equity Income
Option contracts written	Net realized gain (loss) on: option contracts written	$—	$—	$2,441,713	$2,441,713
Total Realized Gain (Loss)		$—	$—	$2,441,713	$2,441,713

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
World Equity
Swap contracts	Net realized gain (loss) on: swap contracts	$—	$—	$(9,727)	$(9,727)
Futures contracts	Net realized gain (loss) on: financial futures contracts	—	—	3,637	3,637
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	(8,571)	—	(8,571)
Total Realized Gain (Loss)		$—	$(8,571)	$(6,090)	$(14,661)

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Equity Income
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	$—	$—	$(102,797)	$(102,797)
Total Change in Appreciation (Depreciation)		$—	$—	$(102,797)	$(102,797)
World Equity
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	$—	$—	$(28,564)	$(28,564)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	(3,362)	—	(3,362)
Total Change in Appreciation (Depreciation)		$—	$(3,362)	$(28,564)	$(31,926)

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income and World Equity, did not hold any derivative instruments during the year ended August 31, 2015 that require additional disclosures pursuant to ASC 815.

The Funds adopted the provisions of Accounting Standards Update ("ASU") 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to only World Equity at August 31, 2015. World Equity's derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present World Equity's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by World Equity for assets, if any, and pledged by World Equity for liabilities, if any, as of August 31, 2015.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Swap contracts	$6,032	$—	$6,032
Forward contracts	—	—	—
Total	$6,032	$—	$6,032

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Goldman Sachs & Co.	$4,713	$(4,713)	$—	$—
Morgan Stanley	1,319	(1,319)	—	—
Total	$6,032	$(6,032)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Swap contracts	$(34,596)	$—	$(34,596)
Forward contracts	(3,362)	—	(3,362)
Total	$(37,958)	$—	$(37,958)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Bank of America, N.A.	$(3,362)	$—	$—	$(3,362)
Goldman Sachs & Co.	(14,570)	4,713	—	(9,857)
Morgan Stanley	(2,371)	1,319	—	(1,052)
Merrill Lynch Pierce Fenner & Smith, Inc.	(17,655)	—		(17,655)
Total	$(37,958)	$6,032	$—	$(31,926)

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)	Net Amount represents amounts subject to loss as of August 31, 2015, in the event of a counterparty failure.

(c)	Net Amount represents amounts under-collateralized by World Equity to each counterparty as of August 31, 2015.

12	In-kind subscriptions: Under certain circumstances, and when considered to be in the best interest of a Fund, the Fund may accept portfolio securities rather than cash as payment for the purchase of Fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities, less any applicable foreign security taxes, on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a Fund. During the year ended August 31, 2014, Socially Responsive accepted $8,240,922 of in-kind subscriptions.

13	In-kind redemptions: In accordance with guidelines described in a Fund's prospectus, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed net realized gain (loss) to paid-in capital. During the year ended August 31, 2014, Socially Responsive realized $22,727,127 of net gain on $68,411,909 of in-kind redemptions.

14	Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under an Investment Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Global Real Estate and Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(1):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For All Cap Core, Equity Income, Focus, Guardian, International Select, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(1), Socially Responsive and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
0.75%	0.725%	0.70%	0.675%	0.65%	0.625%	0.625%	0.625%	0.60%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%
For World Equity:
0.70%	0.675%	0.65%	0.625%	0.60%	0.575%	0.575%	0.575%	0.50%

(1)
Effective May 1, 2015, Management has voluntarily agreed to waive its management fee in the amount of 0.18% of the average daily net assets of International Equity (0.21% effective February 1, 2014, and 0.18% effective January 28, 2013). Effective March 1, 2015, Management has voluntarily agreed to waive its management fee in the amount of 0.16% of the average daily net assets of Mid Cap Intrinsic Value (0.20% effective October 13, 2014, 0.30% effective February 1, 2014, 0.36% effective May 1, 2013, 0.33% effective February 1, 2013, 0.28% effective December 1, 2012 and 0.25% effective February 1, 2012). Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to International Equity or Mid Cap Intrinsic Value. For the year ended August 31, 2015, such waived fees amounted to $2,297,851 and $183,271for International Equity and Mid Cap Intrinsic Value, respectively. These amounts are not subject to recovery by Management.

Accordingly, for the year ended August 31, 2015, the investment management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
All Cap Core	0.55%		Intrinsic Value	0.83%
Emerging Markets Equity	0.98%		Large Cap Disciplined Growth	0.55%
Equity Income	0.47%		Large Cap Value	0.49%
Focus	0.52%		Mid Cap Growth	0.51%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(2)
Global Equity	0.75%		Multi-Cap Opportunities	0.51%
Global Real Estate	0.80%		Real Estate	0.80%
Greater China Equity	1.10%		Small Cap Growth	0.85%
Guardian	0.49%		Socially Responsive	0.47%
International Equity	0.80	%(1)	Value	0.55%
International Select	0.55%		World Equity	0.70%

(1)	0.61% annual effective net rate of the Fund's average daily net assets.

(2)
0.36% annual effective net rate of the Fund's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, Trust Class and Advisor Class of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each Fund that offers that class pays Management an administration fee of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, the Advisor Class of each Fund that offers that class, and Class A, Class C and Class R3 of each Fund that offers those classes, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Large Cap Disciplined Growth, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended August 31, 2015, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
International Equity Fund Institutional Class	$180,278
International Equity Fund Class A	3,941
International Equity Fund Class R6	1,490
Large Cap Value Fund Institutional Class	1,631
Large Cap Value Fund Class C	168
Mid Cap Growth Fund Institutional Class	61,470
Mid Cap Growth Fund Class A	4,864
Mid Cap Growth Fund Class R6	1,815

At August 31, 2015, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Period Ending August 31,
			2013	2014	2015
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2016	2017	2018
All Cap Core Fund Institutional Class	0.75%	8/31/18	$125,967	$142,102	$193,802
All Cap Core Fund Class A	1.20%	8/31/18	84,083	64,707	38,933
All Cap Core Fund Class C	1.95%	8/31/18	33,146	30,603	33,756
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/18	993,712	883,793	744,611
Emerging Markets Equity Fund Class A	1.50%	8/31/18	30,312	50,749	48,820
Emerging Markets Equity Fund Class C	2.25%	8/31/18	13,600	17,601	19,352

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2013		2014	2015
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2016		2017	2018
Emerging Markets Equity Fund Class R3	1.91%		8/31/18	$689		$937	$1,334
Emerging Markets Equity Fund Class R6	1.18%		8/31/18	38,968	(4)	122,359	135,881
Equity Income Fund Institutional Class	0.80%		8/31/18	—		—	—
Equity Income Fund Class A	1.16%		8/31/18	—		—	—
Equity Income Fund Class C	1.91%		8/31/18	—		—	—
Equity Income Fund Class R3	1.41%		8/31/18	—		—	—
Focus Fund Trust Class	1.50%		8/31/18	—		—	—
Focus Fund Advisor Class	1.50%		8/31/22	—		—	—
Focus Fund Institutional Class	0.75%		8/31/18	4,649		521	1,569
Focus Fund Class A	1.11%		8/31/18	977		726	1,267
Focus Fund Class C	1.86%		8/31/18	342		435	714
Genesis Fund Trust Class	1.50%		8/31/18	—		—	—
Genesis Fund Advisor Class	1.50%		8/31/22	—		—	—
Genesis Fund Institutional Class	0.85%		8/31/22	117,849		—	114,064
Genesis Fund Class R6	0.78%		8/31/18	—	(4)	—	98,555
Global Equity Fund Institutional Class	1.15%		8/31/18	261,844		210,511	250,677
Global Equity Fund Class A	1.51%		8/31/18	6,060		2,179	14,279
Global Equity Fund Class C	2.26%		8/31/18	2,623		967	5,804
Global Real Estate Fund Institutional Class	1.00%		8/31/18	—		—	185,695	(8)
Global Real Estate Fund Class A	1.36%		8/31/18	—		—	58,618	(8)
Global Real Estate Fund Class C	2.11%		8/31/18	—		—	24,540	(8)
Greater China Equity Fund Institutional Class	1.50%		8/31/18	160,702	(5)	193,960	127,913
Greater China Equity Fund Class A	1.86%		8/31/18	2,385	(5)	1,756	5,520
Greater China Equity Fund Class C	2.61%		8/31/18	2,350	(5)	264	302
Guardian Fund Trust Class	1.50%		8/31/18	—		—	—
Guardian Fund Advisor Class	1.50%		8/31/22	—		—	147
Guardian Fund Institutional Class	0.75%		8/31/18	—		—	—
Guardian Fund Class A	1.11%		8/31/18	—		—	—
Guardian Fund Class C	1.86%		8/31/18	—		—	—
Guardian Fund Class R3	1.36%		8/31/18	134		114	82
International Equity Fund Investor Class	1.40%		8/31/18	—	(3)	—	—
International Equity Fund Trust Class	2.00%		8/31/22	—	(3)	—	—
International Equity Fund Institutional Class	0.85%		8/31/22	784,945		213,333	—
International Equity Fund Class A	1.21	%(6)	8/31/18	—	(3)	8,879	—
International Equity Fund Class C	1.96	%(6)	8/31/18	1,409	(3)	1,864	280
International Equity Fund Class R6	0.78%		8/31/18	—		— (7)	—
International Select Fund Trust Class	1.25%		8/31/18	17,980		10,697	9,411

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2013	2014	2015
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2016	2017	2018
International Select Fund Institutional Class	0.90%		8/31/18	$126,756	$58,414	$59,370
International Select Fund Class A	1.30	%(2)	8/31/18	6,163	430	535
International Select Fund Class C	2.00%		8/31/18	3,613	2,151	1,862
International Select Fund Class R3	1.51%		8/31/18	1,103	1,076	1,375
Intrinsic Value Fund Institutional Class	1.00%		8/31/18	289,297	302,070	340,028
Intrinsic Value Fund Class A	1.36%		8/31/18	20,599	28,539	36,427
Intrinsic Value Fund Class C	2.11%		8/31/18	16,477	17,391	20,091
Large Cap Disciplined Growth Fund Investor Class	1.11%		8/31/18	—	—	24,759
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/18	219,810	239,882	207,321
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/18	29,500	32,217	17,358
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/18	15,074	23,600	44,223
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/18	327	375	845
Large Cap Value Fund Trust Class	1.50%		8/31/18	—	—	—
Large Cap Value Fund Advisor Class	1.50%		8/31/22	—	—	—
Large Cap Value Fund Institutional Class	0.70%		8/31/18	—	—	—
Large Cap Value Fund Class A	1.11%		8/31/18	—	—	—
Large Cap Value Fund Class C	1.86%		8/31/18	—	—	—
Large Cap Value Fund Class R3	1.36%		8/31/18	83	82	150
Mid Cap Growth Fund Trust Class	1.50%		8/31/18	—	—	—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/22	—	—	—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/18	70,962	6,497	—
Mid Cap Growth Fund Class A	1.11%		8/31/18	51,584	19,819	—
Mid Cap Growth Fund Class C	1.86%		8/31/18	2,985	2,522	1,417
Mid Cap Growth Fund Class R3	1.36%		8/31/18	3,079	1,821	1,091
Mid Cap Growth Fund Class R6	0.68%		8/31/18	— (4)	—	—
Mid Cap Intrinsic Value Fund Investor Class	1.50%		8/31/22	—	—	—
Mid Cap Intrinsic Value Fund Trust Class	1.25%		8/31/22	13,066	—	5,431
Mid Cap Intrinsic Value Fund Institutional Class	0.85%		8/31/18	3,203	—	9,476
Mid Cap Intrinsic Value Fund Class A	1.21%		8/31/18	5,190	—	6,502
Mid Cap Intrinsic Value Fund Class C	1.96%		8/31/18	494	—	1,413
Mid Cap Intrinsic Value Fund Class R3	1.46%		8/31/18	203	60	515
Multi-Cap Opportunities Fund Institutional Class	1.00%		8/31/18	—	—	—
Multi-Cap Opportunities Fund Class A	1.36%		8/31/18	—	—	—
Multi-Cap Opportunities Fund Class C	2.11%		8/31/18	—	—	—
Real Estate Fund Trust Class	1.50	%(2)	8/31/22	—	—	—
Real Estate Fund Institutional Class	0.85%		8/31/22	707,517	817,481	815,617
Real Estate Fund Class A	1.21%		8/31/18	336,286	372,528	344,667

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2013		2014	2015
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2016		2017	2018
Real Estate Fund Class C	1.96%		8/31/18	$90,654		$95,712	$82,791
Real Estate Fund Class R3	1.46%		8/31/18	24,426		40,953	50,213
Real Estate Fund Class R6	0.78%		8/31/18	5,033	(4)	29,668	58,233
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/22	177,688		192,480	193,142
Small Cap Growth Fund Trust Class	1.40%		8/31/22	60,615		34,116	25,252
Small Cap Growth Fund Advisor Class	1.60	%(2)	8/31/22	14,942		14,620	12,127
Small Cap Growth Fund Institutional Class	0.90%		8/31/18	147,976		95,710	111,321
Small Cap Growth Fund Class A	1.26%		8/31/18	9,439		28,007	26,944
Small Cap Growth Fund Class C	2.01%		8/31/18	4,742		9,549	10,735
Small Cap Growth Fund Class R3	1.51%		8/31/18	1,908		3,116	4,968
Socially Responsive Fund Trust Class	1.50%		8/31/18	—		—	—
Socially Responsive Fund Institutional Class	0.75%		8/31/18	—		—	—
Socially Responsive Fund Class A	1.11%		8/31/18	—		—	—
Socially Responsive Fund Class C	1.86%		8/31/18	—		—	—
Socially Responsive Fund Class R3	1.36%		8/31/18	—		—	—
Socially Responsive Fund Class R6	0.68%		8/31/18	—	(4)	—	—
Value Fund Institutional Class	0.75	%(2)	8/31/18	122,469		156,332	166,457
Value Fund Class A	1.11	%(2)	8/31/18	141,386		94,806	98,743
Value Fund Class C	1.86	%(2)	8/31/18	8,538		7,238	7,050
World Equity Fund Institutional Class	1.00%		8/31/18	—		—	105,110	(9)
World Equity Fund Class A	1.36%		8/31/18	—		—	14,475	(9)
World Equity Fund Class C	2.11%		8/31/18	—		—	14,548	(9)

(1)	Expense limitation per annum of the respective class's average daily net assets.

(2)
In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value, Class A of Value and Class C of Value, so that their Operating Expenses are limited to 1.24%, 1.04%, 1.21% (1.25% prior to December 1, 2012), 1.51% (1.55% prior to December 1, 2012), 0.70%, 1.08% (effective December 12, 2014; 1.06% from September 12, 2014 to December 11, 2014; 1.08% from June 13, 2014 to September 11, 2014; 1.09% from March 14, 2014 to June 12, 2014; and 1.04% prior to October 12, 2012), and 1.83% (effective December 12, 2014), respectively, per annum of their average daily net assets. For the year ended August 31, 2015, voluntary reimbursements for Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value, Class A of Value and Class C of Value amounted to $4,437, $1,069,784, $46,449, $2,764, $8,233, $2,745 and $168, respectively. These amounts are not subject to recovery by Management. These undertakings, which are terminable by Management upon notice to International Select, Real Estate, Small Cap Growth and Value, are in addition to the contractual undertakings as stated above.

(3)	Period from January 28, 2013 (Commencement of Operations) to August 31, 2013.

(4)	Period from March 15, 2013 (Commencement of Operations) to August 31, 2013.

(5)	Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

(6)	From January 28, 2013 to June 27, 2013, the contractual expense limitation was 1.51% for Class A and 2.26% for Class C.

(7)	Period from September 3, 2013 (Commencement of Operations) to August 31, 2014.

(8)	Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(9)
Period from June 30, 2015 (Commencement of Operations) to August 31, 2015.

Neuberger Berman LLC ("Neuberger"), as the sub-adviser to each Fund (except Greater China Equity), is retained by Management to furnish it with investment recommendations, research information and related services without added cost to the Funds. Neuberger Berman Asia Limited ("Neuberger Asia"), as the sub-adviser to Greater China Equity, is retained by Management to choose the Fund's investments and handle its day-to-day business. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended August 31, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
All Cap Core Fund Class A	$2,847	$—	$—	$—
All Cap Core Fund Class C	—	1,038	—	—
Emerging Markets Equity Fund Class A	3,375	—	—	—
Emerging Markets Equity Fund Class C	—	4,845	—	—
Equity Income Fund Class A	91,040	—	—	—
Equity Income Fund Class C	—	26,616	—	—
Focus Fund Class A	1,548	—	—	—
Focus Fund Class C	—	5,092	—	—
Global Equity Fund Class A	746	—	—	—
Global Equity Fund Class C	—	16	—	—
Global Real Estate Fund Class A(1)	—	—	—	—
Global Real Estate Fund Class C(1)	—	—	—	—
Greater China Equity Fund Class A	3,334	—	—	—
Greater China Equity Fund Class C	—	—	—	—
Guardian Fund Class A	3,928	—	—	—
Guardian Fund Class C	—	220	—	—
International Equity Fund Class A	16,839	—	—	—
International Equity Fund Class C	—	6,008	—	—
International Select Fund Class A	791	—	—	—
International Select Fund Class C	—	819	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Intrinsic Value Fund Class A	$38,000	$—	$—	$—
Intrinsic Value Fund Class C	—	4,234	—	—
Large Cap Disciplined Growth Fund Class A	2,649	—	—	—
Large Cap Disciplined Growth Fund Class C	—	2,129	—	—
Large Cap Value Fund Class A	2,429	—	—	—
Large Cap Value Fund Class C	—	395	—	—
Mid Cap Growth Fund Class A	14,484	—	—	—
Mid Cap Growth Fund Class C	—	1,645	—	—
Mid Cap Intrinsic Value Fund Class A	5,349	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	403	—	—
Multi-Cap Opportunities Fund Class A	31,308	—	—	—
Multi-Cap Opportunities Fund Class C	—	39,028	—	—
Real Estate Fund Class A	9,439	—	—	—
Real Estate Fund Class C	—	3,041	—	—
Small Cap Growth Fund Class A	3,338	—	—	—
Small Cap Growth Fund Class C	—	3,544	—	—
Socially Responsive Fund Class A	53,441	—	—	—
Socially Responsive Fund Class C	—	7,851	—	—
Value Fund Class A	1,301	—	—	—
Value Fund Class C	—	923	—	—
World Equity Fund Class A(2)	—	—	—	—
World Equity Fund Class C(2)	—	—	—	—

(1)	Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(2)	Period from June 30, 2015 (Commencement of Operations) to August 31, 2015.

On June 3, 2014, Management made a voluntary contribution to certain of the Funds in connection with a payment matter related to the Funds' investment in a State Street money market fund as follows:

	Contribution Amount		Contribution Amount
All Cap Core	$11,607	Large Cap Disciplined Growth	$25,583
Emerging Markets Equity	8,197	Large Cap Value	101,072
Equity Income	72,008	Mid Cap Growth	39,098
Focus	14,932	Mid Cap Intrinsic Value	5,917
Genesis	619,373	Multi-Cap Opportunities	18,804
Guardian	30,585	Real Estate	15,705
International Equity	24,281	Small Cap Growth	3,827
International Select	8,356	Socially Responsive	52,169
Intrinsic Value	4,946

Note C—Securities Transactions:

During the year ended August 31, 2015, there were purchase and sale transactions of long-term securities (excluding equity swaps, financial futures, forward contracts and option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
All Cap Core	$67,469	$108,289	Intrinsic Value	$254,225	$75,933
Emerging Markets Equity	187,898	263,674	Large Cap Disciplined Growth	86,613	251,864
Equity Income	1,144,456	1,346,315	Large Cap Value	2,407,155	2,570,499
Focus	423,370	479,094	Mid Cap Growth	533,528	518,858
Genesis	1,616,517	4,041,935	Mid Cap Intrinsic Value	67,094	44,726
Global Equity	1,590	34,012	Multi-Cap Opportunities	681,923	1,008,734
Global Real Estate(1)	3,375	450	Real Estate	322,924	529,401
Greater China Equity	244,535	202,550	Small Cap Growth	286,672	294,766
Guardian	443,563	583,853	Socially Responsive	648,156	818,021
International Equity	375,427	274,258	Value	42,439	39,301
International Select	63,380	57,770	World Equity(2)	6,590	1,634

(1)	Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(2)	Period from June 30, 2015 (Commencement of Operations) to August 31, 2015.

During the year ended August 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2015 and August 31, 2014 was as follows:

	For the Year Ended August 31, 2015					For the Year Ended August 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
All Cap Core:
Institutional Class	1,960	1,031		(4,248)	(1,257)	2,268	385		(2,201)	452
Class A	231	225		(1,876)	(1,420)	514	252		(1,533)	(767)
Class C	94	235		(763)	(434)	264	118		(332)	50
Emerging Markets Equity:
Institutional Class	5,409	180		(12,309)	(6,720)	11,289	84		(6,980)	4,393
Class A	439	6		(601)	(156)	1,008	1		(366)	643
Class C	160	0	[z]	(103)	57	205	—		(79)	126
Class R3	41	0	[z]	(22)	19	36	0	[z]	(11)	25
Class R6	1,689	58		(115)	1,632	2,745	20		(108)	2,657

	For the Year Ended August 31, 2015					For the Year Ended August 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Equity Income:
Institutional Class	29,741	7,206		(33,615)	3,332	42,043	5,515		(50,330)	(2,772)
Class A	4,659	1,689		(16,802)	(10,454)	10,109	3,876		(67,276)	(53,291)
Class C	4,276	1,391		(6,561)	(894)	3,640	1,500		(10,670)	(5,530)
Class R3	119	12		(68)	63	107	10		(78)	39
Focus:
Investor Class	292	3,621		(2,261)	1,652	252	2,175		(2,610)	(183)
Trust Class	955	1,721		(3,055)	(379)	4,036	591		(1,426)	3,201
Advisor Class	173	267		(272)	168	165	107		(188)	84
Institutional Class	925	56		(171)	810	94	26		(641)	(521)
Class A	348	50		(316)	82	135	18		(58)	95
Class C	273	58		(91)	240	56	13		(1)	68
Genesis:
Investor Class	5,468	7,864		(17,210)	(3,878)	7,896	6,750		(16,221)	(1,575)
Trust Class	2,766	3,563		(18,819)	(12,490)	5,132	3,716		(15,767)	(6,919)
Advisor Class	3,289	2,515		(7,977)	(2,173)	4,636	2,357		(7,666)	(673)
Institutional Class	11,595	6,762		(36,467)	(18,110)	18,630	6,939		(46,165)	(20,596)
Class R6	11,786	4,300		(10,853)	5,233	30,589	2,654		(5,884)	27,359
Global Equity:
Institutional Class	15	225		(3,202)	(2,962)	5	42		(103)	(56)
Class A	26	24		(19)	31	27	0	[z]	(8)	19
Class C	20	8		(5)	23	9	0	[z]	(1)	8
Global Real Estate:
Institutional Class(2)	200	1		—	201	—	—		—	—
Class A(2)	66	0	[z]	—	66	—	—		—	—
Class C(2)	25	0	[z]	—	25	—	—		—	—
Greater China Equity:
Institutional Class	8,957	129		(6,123)	2,963	1,890	6		(1,521)	375
Class A	529	16		(339)	206	129	0	[z]	(2)	127
Class C	4	1		(1)	4	—	0	[z]	—	0 [z]
Guardian:
Investor Class	961	8,305		(5,876)	3,390	1,051	5,601		(5,605)	1,047
Trust Class	671	1,810		(2,853)	(372)	794	1,254		(2,110)	(62)
Advisor Class	3	3		(6)	0 [z]	81	12		(110)	(17)
Institutional Class	1,343	875		(3,053)	(835)	2,275	520		(1,251)	1,544
Class A	2,162	1,159		(1,566)	1,755	2,764	443		(743)	2,464
Class C	36	20		(52)	4	62	14		(68)	8
Class R3	22	5		(31)	(4)	18	2		(5)	15

	For the Year Ended August 31, 2015					For the Year Ended August 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
International Equity:
Investor Class	603	43		(703)	(57)	316	54		(1,112)	(742)
Trust Class	360	10		(806)	(436)	688	39		(3,189)	(2,462)
Institutional Class	20,402	1,346		(17,406)	4,342	25,238	1,373		(23,305)	3,306
Class A	3,542	6		(550)	2,998	1,030	7		(518)	519
Class C	342	0	[z]	(93)	249	198	0	[z]	(23)	175
Class R6	1,637	36		(562)	1,111	1,922	0	[z]	(8)	1,914 (1)
International Select:
Trust Class	39	12		(243)	(192)	72	11		(298)	(215)
Institutional Class	3,139	287		(1,855)	1,571	2,428	245		(3,581)	(908)
Class A	148	8		(628)	(472)	246	8		(341)	(87)
Class C	58	0	[z]	(122)	(64)	105	0	[z]	(86)	19
Class R3	195	2		(68)	129	74	2		(138)	(62)
Intrinsic Value:
Institutional Class	14,311	887		(2,699)	12,499	4,235	510		(2,180)	2,565
Class A	2,767	66		(598)	2,235	750	52		(984)	(182)
Class C	1,140	39		(150)	1,029	229	17		(192)	54
Large Cap Disciplined Growth:
Investor Class	222	1,421		(519)	1,124	161	317		(1,100)	(622)
Institutional Class	6,125	9,668		(28,538)	(12,745)	8,757	6,591		(43,021)	(27,673)
Class A	520	411		(1,466)	(535)	561	570		(4,306)	(3,175)
Class C	1,946	943		(2,938)	(49)	480	143		(893)	(270)
Class R3	19	12		(1)	30	3	1		(31)	(27)
Large Cap Value:
Investor Class	561	4,959		(3,948)	1,572	479	5,792		(5,253)	1,018
Trust Class	290	1,157		(1,422)	25	306	1,354		(2,224)	(564)
Advisor Class	763	2,721		(3,134)	350	821	2,701		(2,451)	1,071
Institutional Class	515	590		(2,183)	(1,078)	872	571		(715)	728
Class A	287	21		(263)	45	102	16		(71)	47
Class C	62	29		(53)	38	114	11		(28)	97
Class R3	5	1		(8)	(2)	2	0	[z]	—	2
Mid Cap Growth:
Investor Class	1,103	3,591		(2,454)	2,240	515	1,861		(2,307)	69
Trust Class	1,206	239		(588)	857	766	122		(552)	336
Advisor Class	224	29		(248)	5	135	19		(274)	(120)
Institutional Class	7,353	3,406		(7,429)	3,330	10,799	1,681		(5,863)	6,617
Class A	1,256	320		(1,607)	(31)	1,231	179		(1,382)	28
Class C	129	21		(52)	98	86	8		(45)	49
Class R3	338	25		(189)	174	163	12		(89)	86
Class R6	4,743	257		(447)	4,553	1,642	21		(160)	1,503

	For the Year Ended August 31, 2015				For the Year Ended August 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Mid Cap Intrinsic Value:
Investor Class	205	194	(232)	167	176	97	(696)	(423)
Trust Class	83	82	(203)	(38)	70	44	(142)	(28)
Institutional Class	1,096	114	(355)	855	667	42	(172)	537
Class A	673	33	(126)	580	210	13	(117)	106
Class C	113	3	(9)	107	24	1	(7)	18
Class R3	53	2	(6)	49	3	1	(31)	(27)
Multi-Cap Opportunities:
Institutional Class	13,322	947	(28,934)	(14,665)	67,275	258	(15,271)	52,262
Class A	2,308	286	(4,697)	(2,103)	8,625	124	(3,704)	5,045
Class C	997	101	(1,182)	(84)	2,771	24	(207)	2,588
Real Estate:
Trust Class	3,541	1,310	(7,796)	(2,945)	5,241	1,742	(10,294)	(3,311)
Institutional Class	8,301	1,540	(16,623)	(6,782)	13,294	1,691	(11,747)	3,238
Class A	4,281	667	(6,573)	(1,625)	5,346	809	(7,154)	(999)
Class C	350	125	(1,031)	(556)	395	167	(878)	(316)
Class R3	857	96	(906)	47	830	83	(492)	421
Class R6	751	129	(477)	403	1,282	59	(189)	1,152
Small Cap Growth:
Investor Class	50	—	(227)	(177)	108	—	(279)	(171)
Trust Class	13	—	(31)	(18)	18	—	(107)	(89)
Advisor Class	40	—	(86)	(46)	48	—	(78)	(30)
Institutional Class	198	—	(192)	6	178	—	(106)	72
Class A	96	—	(84)	12	256	—	(199)	57
Class C	36	—	(20)	16	55	—	(25)	30
Class R3	36	—	(11)	25	13	—	(12)	1
Socially Responsive:
Investor Class	1,957	2,406	(3,777)	586	2,027	1,608	(6,674)	(3,039)
Trust Class	2,448	3,011	(7,166)	(1,707)	3,087	2,042	(7,296)	(2,167)
Institutional Class	5,838	2,041	(5,495)	2,384	6,348	1,268	(5,577)	2,039
Class A	2,128	1,040	(1,788)	1,380	2,274	502	(2,180)	596
Class C	757	308	(305)	760	671	119	(174)	616
Class R3	394	248	(478)	164	387	126	(320)	193
Class R6	1,911	813	(3,597)	(873)	5,548	415	(6,043)	(80)
Value:
Institutional Class	517	58	(427)	148	560	2	(310)	252
Class A	228	28	(235)	21	308	1	(95)	214
Class C	14	2	(13)	3	15	—	(3)	12

	For the Year Ended August 31, 2015				For the Year Ended August 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
World Equity:
Institutional Class(3)	400	—	—	400	—	—	—	—
Class A(3)	50	—	—	50	—	—	—	—
Class C(3)	53	—	—	53	—	—	—	—

(1)	Period from September 3, 2013 (Commencement of Operations) to August 31, 2014.

(2)	Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(3)	Period from June 30, 2015 (Commencement of Operations) to August 31, 2015.

z	A zero balance, if any, may reflect actual amounts rounding to less than 1,000.

Note E—Lines of Credit:

At August 31, 2015, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at August 31, 2015. During the period from January 9, 2015 (the date of the Credit Facility) through August 31, 2015, Greater China Equity had borrowings under the Credit Facility for a period of four business days with the greatest amount borrowed being $19,900,000. On these borrowings, Greater China Equity paid an interest rate of 1.1890%. The total interest amount Greater China Equity paid was $3,106, which is reflected in the Statements of Operations under the caption "Interest expense (Note E)." The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from September 1, 2014 through January 9, 2015, each Fund other than World Equity, which was not yet operational, was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the year ended August 31, 2015, none of the Funds utilized either line of credit with State Street.

Note F—Investments In Affiliates(1):

	Balance of Shares Held August 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2015	Value August 31, 2015	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Genesis
Abaxis, Inc.	1,162,400	325,000	108,800	1,378,600	$64,821,772	$415,218		$2,922,292
Altisource Asset Management Corp.	155,717	—	30,100	125,617	4,834,998	—	*	2,761,255
Altisource Portfolio Solutions SA(2)	1,595,670	122,900	1,718,570	—	—	—	*	(106,102,945)
Applied Industrial Technologies, Inc.(2)	2,403,244	—	573,500	1,829,744	77,471,361	2,199,547		520,078
AptarGroup, Inc.2)	3,977,400	—	852,900	3,124,500	210,466,320	3,916,444		42,193,697
Badger Meter, Inc.(2)	727,301	—	122,100	605,201	35,277,166	498,172		1,785,889
Balchem Corp.	1,643,735	167,400	213,226	1,597,909	93,525,614	495,009		1,520,915
Bank of Hawaii Corp.	2,393,212	157,700	260,600	2,290,312	142,136,763	4,049,572		2,763,332
CARBO Ceramics, Inc.(2)	1,362,257	—	619,100	743,157	20,377,365	953,436		(6,859,896)
CLARCOR, Inc.	3,492,088	—	980,300	2,511,788	141,589,490	2,451,830		37,351,297
Compass Minerals International, Inc.	2,697,873	—	822,300	1,875,573	151,921,413	5,546,158		57,140,444
Computer Modelling Group Ltd.	5,948,400	34,700	470,500	5,512,600	50,909,964	2,005,273		1,288,255
Essendant, Inc.(2(3)	2,780,741	—	1,329,620	1,451,121	50,063,675	1,418,726		17,941,737
Exponent, Inc.	1,122,035	1,202,335	54,400	2,269,970	97,041,218	1,236,894		1,179,131
First Financial Bankshares, Inc.	3,628,036	189,311	495,800	3,321,547	103,432,974	1,970,781		1,651,094
Forward Air Corp.	1,737,200	214,900	168,632	1,783,468	80,291,729	883,140		1,910,860
Haemonetics Corp.	4,260,500	—	1,357,200	2,903,300	104,838,163	—	*	20,321,882
Healthcare Services Group, Inc.	4,687,081	—	971,200	3,715,881	124,259,061	2,878,021		17,163,505
Hibbett Sports, Inc.	1,778,969	40,000	249,600	1,569,369	61,990,076	—	*	4,344,871
Home Loan Servicing Solutions Ltd.(2)	5,407,600	117,900	5,525,500	—	—	3,851,172		(47,004,453)
ICON PLC	4,109,500	62,400	720,600	3,451,300	265,750,100	—	*	20,028,889
Innophos Holdings, Inc.	1,586,542	—	432,400	1,154,142	55,479,606	2,615,121		1,870,887
J & J Snack Foods Corp.(2)	997,646	60,600	168,000	890,246	101,452,434	1,338,808		13,095,035
Lindsay Corp.	872,250	—	142,900	729,350	55,598,351	852,777		(1,473,479)
Manhattan Associates, Inc.(2)	5,217,228	153,500	2,184,000	3,186,728	186,359,853	—	*	75,951,615

	Balance of Shares Held August 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2015	Value August 31, 2015	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Meridian Bioscience, Inc.(2)	2,537,797	—	758,500	1,779,297	$34,037,952	$1,782,758		$(818,309)
Monotype Imaging Holdings, Inc.	2,986,745	513,161	155,100	3,344,806	70,842,991	1,153,341		(424,676)
MWI Veterinary Supply, Inc.(2)	1,213,705	—	1,213,705	—	—	—	*	166,527,336
Natural Gas Services Group, Inc.(2)	713,700	—	119,500	594,200	12,888,198	—	*	558,110
NETGEAR, Inc.(2)	2,893,300	152,600	2,576,280	469,620	14,267,056	—	*	(7,753,567)
Nexstar Broadcasting Group, Inc. Class A	2,748,021	80,100	432,600	2,395,521	111,343,816	1,839,750		2,221,563
Pason Systems, Inc.	4,710,557	183,100	631,400	4,262,257	65,700,561	2,598,850		(1,806,219)
Phibro Animal Health Corp. Class A	—	1,048,000	—	1,048,000	36,994,400	263,190		—
Pool Corp.	3,049,798	103,400	677,600	2,475,598	172,499,669	2,628,268		11,267,976
Power Integrations, Inc.	2,530,900	216,200	288,700	2,458,400	96,492,200	1,236,564		(1,530,829)
Raven Industries, Inc.	3,087,352	—	518,900	2,568,452	46,540,350	1,466,752		1,521,222
RLI Corp.(2)	2,522,414	—	387,600	2,134,814	111,245,158	8,969,967		7,464,382
Rogers Corp.	856,551	545,800	39,100	1,363,251	75,878,551	—	*	(80,115)
Safety Insurance Group, Inc.	950,949	—	160,000	790,949	41,588,098	2,367,150		1,874,751
Sensient Technologies Corp.	3,975,245	—	668,300	3,306,945	215,447,467	3,644,868		10,462,091
State Street Institutional Treasury Plus Fund Premier Class	255,161,152	1,995,874,417	2,119,125,352	131,910,217	131,910,217	—	*	—
Tennant Co.(2)	948,802	22,600	53,800	917,602	52,596,947	745,542		(189,202)
Tyler Technologies(2)	1,718,232	—	289,000	1,429,232	197,291,185	—	*	5,645,564
West Pharmaceutical Services, Inc.	4,051,158	251,500	384,900	3,917,758	218,806,784	1,841,987		6,346,796
Westamerica Bancorporation(2)	1,566,743	—	659,640	907,103	40,946,629	1,705,027		699,681
Total					$4,027,207,695	$71,820,113		$366,252,742

(1)	Affiliated issuers, as defined in the Investment Company Act of 1940, as amended.

(2)	At August 31, 2015, the issuers of these securities were no longer affiliated with Genesis.

(3)	Effective June 1, 2015, this security underwent a name change from United Stationers, Inc. to Essendant, Inc.

*	Security did not produce income during the last twelve months.

Other: At August 31, 2015, Neuberger Berman Inflation Managed Fund, which is also managed by Management, held 0.36% of the outstanding shares of Emerging Markets Equity. At August 31, 2015, Neuberger Berman Global Allocation Fund, which is also managed by Management, held 0.59% and 0.30% of the outstanding shares of Emerging Markets Equity and International Equity, respectively.

In addition, at August 31, 2015, affiliated investors owned 1.83%, 0.02%, 3.14%, 85.86%, 0.23%, 0.01%, 0.01%, 0.01%, 0.06%, 1.37%, 0.22% and 99.37% of the outstanding shares of Emerging Markets Equity, Focus, Global Equity, Global Real Estate, Greater China Equity, International Equity, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Real Estate, Value and World Equity, respectively.

Note G—Legal Matters:

Beginning in July 2010, shareholder Benjamin J. Gamoran filed a series of lawsuits naming, along with other defendants, the Trust as a nominal defendant. The suits included derivative claims purportedly on behalf of the Trust alleging that the defendants were liable for losses related to the predecessor to International Equity's investments in shares of certain companies that were alleged to have illegally offered or facilitated online gambling by individuals located in the United States. Gamoran also eventually made a demand on the Trust's board seeking to have the board authorize the Trust to pursue such claims. The board refused Gamoran's demand, and all of Gamoran's lawsuits were dismissed for reasons including Gamoran's initial failure to make demand on the board and his failure to show that the Trust's board improperly refused the demand he eventually made.

On October 28, 2013, the United States Court of Appeals for the Second Circuit entered a summary order affirming the dismissal of the plaintiff 's most recent derivative complaint (which alleged that the board had wrongfully refused Gamoran's demand that the board bring a lawsuit) and directing the District Court to enter a judgment of dismissal with prejudice, which the District Court did on or about November 28, 2013. There has been no further action with respect to any of the Gamoran lawsuits.

For the year ended August 31, 2015, the litigation, demand investigation and related fees recorded in the Statements of Operations were $0. During the year ended August 31, 2015, the Trust received $279,908 in insurance proceeds. The Trust does not anticipate additional payments from its insurance carrier.

Note H—Recent Accounting Pronouncement:

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. At this time, Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures. ASU 2014-11 is effective for World Equity as of August 31, 2015; however, no additional disclosure was necessary.

Note I—Other (Unaudited):

In addition, at August 31, 2015, one investor owned 30.51% of the outstanding shares of Emerging Markets Equity, and one investor owned 9.97% of the outstanding shares of Mid Cap Intrinsic Value.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
All Cap Core Fund
Institutional Class
8/31/2015	$11.42	$0.03	$(1.04)	$(1.01)	$—	$(1.64)	$—	$(1.64)	$—	$—	$8.77	(8.91%)	$34.5	1.12%	0.75%	0.28%	95%
8/31/2014	$10.18	$0.01	$2.18	$2.19	$(0.01)	$(0.94)	$—	$(0.95)	$0.00	$—	$11.42	22.55%[g]	$59.3	1.03%	0.75%	0.12%	62%
8/31/2013	$9.34	$0.04	$1.54	$1.58	$—	$(0.74)	$—	$(0.74)	$—	$—	$10.18	17.97%	$48.3	1.10%	0.75%	0.40%	70%
8/31/2012	$9.05	$0.02	$0.98	$1.00	$(0.02)	$(0.69)	$—	$(0.71)	$—	$—	$9.34	12.21%	$27.1	1.15%	0.75%	0.26%	93%
8/31/2011	$7.91	$0.06	$1.41	$1.47	$(0.07)	$(0.26)	$—	$(0.33)	$—	$—	$9.05	18.62%	$27.3	1.17%	0.75%	0.67%	150%
Class A
8/31/2015	$11.25	$(0.02)	$(1.01)	$(1.03)	$—	$(1.64)	$—	$(1.64)	$—	$—	$8.58	(9.26%)	$7.4	1.50%	1.20%	(0.19%)	95%
8/31/2014	$10.08	$(0.04)	$2.15	$2.11	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$11.25	21.95%[g]	$25.7	1.40%	1.20%	(0.34%)	62%
8/31/2013	$9.29	$(0.00)	$1.53	$1.53	$—	$(0.74)	$—	$(0.74)	$—	$—	$10.08	17.50%	$30.7	1.48%	1.20%	(0.02%)	70%
8/31/2012	$9.03	$(0.02)	$0.97	$0.95	$—	$(0.69)	$—	$(0.69)	$—	$—	$9.29	11.62%	$29.2	1.53%	1.20%	(0.20%)	93%
8/31/2011	$7.88	$0.02	$1.41	$1.43	$(0.02)	$(0.26)	$—	$(0.28)	$—	$—	$9.03	18.15%	$30.9	1.58%	1.20%	0.23%	150%
Class C
8/31/2015	$10.64	$(0.08)	$(0.96)	$(1.04)	$—	$(1.64)	$—	$(1.64)	$—	$—	$7.96	(9.97%)	$8.2	2.24%	1.95%	(0.93%)	95%
8/31/2014	$9.64	$(0.11)	$2.05	$1.94	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$10.64	21.13%[g]	$15.6	2.15%	1.95%	(1.08%)	62%
8/31/2013	$8.98	$(0.07)	$1.47	$1.40	$—	$(0.74)	$—	$(0.74)	$—	$—	$9.64	16.60%	$13.6	2.23%	1.95%	(0.78%)	70%
8/31/2012	$8.82	$(0.08)	$0.93	$0.85	$—	$(0.69)	$—	$(0.69)	$—	$—	$8.98	10.71%	$11.7	2.28%	1.95%	(0.96%)	93%
8/31/2011	$7.74	$(0.05)	$1.39	$1.34	$—	$(0.26)	$—	$(0.26)	$—	$—	$8.82	17.29%	$13.2	2.30%	1.95%	(0.53%)	150%
Emerging Markets Equity Fund
Institutional Class
8/31/2015	$17.89	$0.12	$(3.90)	$(3.78)	$(0.17)	$—	$—	$(0.17)	$—	$—	$13.94	(21.22%)	$307.5	1.43%	1.25%	0.73%	36%
8/31/2014	$15.34	$0.16	$2.48	$2.64	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$17.89	17.24%[g]	$514.8	1.45%	1.25%	0.96%	36%
8/31/2013	$14.99	$0.18	$0.24	$0.42	$(0.07)	$—	$—	$(0.07)	$—	$—	$15.34	2.77%	$374.1	1.60%	1.25%	1.10%	36%
8/31/2012	$15.80	$0.13	$(0.86)	$(0.73)	$(0.08)	$—	$—	$(0.08)	$—	$—	$14.99	(4.53%)	$161.7	1.77%	1.25%	0.89%	78%
8/31/2011	$15.61	$0.18	$0.40	$0.58	$(0.03)	$(0.36)	$—	$(0.39)	$—	$0.00	$15.80	3.44%	$107.7	2.56%	1.26%	1.05%	71%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class A
8/31/2015	$17.80	$0.08	$(3.88)	$(3.80)	$(0.13)	$—	$—	$(0.13)	$—	$—	$13.87	(21.42%)		$13.4	1.79%	1.50%	0.49%	36%
8/31/2014	$15.27	$0.15	$2.44	$2.59	$(0.06)	$—	$—	$(0.06)	$0.00	$—	$17.80	16.99%[g]		$19.9	1.82%	1.50%	0.88%	36%
8/31/2013	$14.92	$0.11	$0.27	$0.38	$(0.03)	$—	$—	$(0.03)	$—	$—	$15.27	2.54%		$7.3	2.00%	1.50%	0.69%	36%
8/31/2012	$15.74	$0.08	$(0.85)	$(0.77)	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.92	(4.84%)		$4.1	2.23%	1.50%	0.53%	78%
8/31/2011	$15.57	$0.03	$0.50	$0.53	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.74	3.16%		$4.9	3.22%	1.50%	0.19%	71%
Class C
8/31/2015	$17.26	$(0.03)	$(3.77)	$(3.80)	$(0.04)	$—	$—	$(0.04)	$—	$—	$13.42	(22.02%)		$6.2	2.53%	2.25%	(0.20%)	36%
8/31/2014	$14.87	$0.00	$2.39	$2.39	$—	$—	$—	$—	$0.00	$—	$17.26	16.07%[g]		$7.0	2.56%	2.25%	0.01%	36%
8/31/2013	$14.61	$0.02	$0.24	$0.26	$—	$—	$—	$—	$—	$—	$14.87	1.78%		$4.1	2.73%	2.25%	0.13%	36%
8/31/2012	$15.46	$(0.02)	$(0.83)	$(0.85)	$—	$—	$—	$—	$—	$—	$14.61	(5.50%)		$1.4	2.93%	2.25%	(0.17%)	78%
8/31/2011	$15.41	$(0.02)	$0.43	$0.41	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.46	2.41%		$1.1	3.80%	2.26%	(0.12%)	71%
Class R3
8/31/2015	$17.47	$0.02	$(3.80)	$(3.78)	$(0.09)	$—	$—	$(0.09)	$—	$—	$13.60	(21.70%)		$0.8	2.09%	1.91%	0.14%	36%
8/31/2014	$15.02	$0.07	$2.39	$2.46	$(0.01)	$—	$—	$(0.01)	$0.00	$—	$17.47	16.42%[g]		$0.6	2.13%	1.91%	0.45%	36%
8/31/2013	$14.71	$0.03	$0.28	$0.31	$—	$—	$—	$—	$—	$—	$15.02	2.11%		$0.2	2.31%	1.91%	0.22%	36%
8/31/2012	$15.52	$0.04	$(0.85)	$(0.81)	$—	$—	$—	$—	$—	$—	$14.71	(5.22%)		$0.3	2.49%	1.92%	0.28%	78%
8/31/2011	$15.42	$(0.01)	$0.47	$0.46	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.52	2.73%		$0.0	8.02%	1.91%	(0.04%)	71%
Class R6
8/31/2015	$17.91	$0.14	$(3.91)	$(3.77)	$(0.18)	$—	$—	$(0.18)	$—	$—	$13.96	(21.14%)		$88.1	1.34%	1.18%	0.88%	36%
8/31/2014	$15.35	$0.18	$2.47	$2.65	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$17.91	17.35%[g]		$83.8	1.37%	1.18%	1.08%	36%
Period from 3/15/2013^ to 8/31/2013	$16.85	$0.13	$(1.63)	$(1.50)	$—	$—	$—	$—	$—	$—	$15.35	(8.90	%)**	$31.1	1.57%*	1.18%*	1.80%*	36	%Ø
Equity Income Fund
Institutional Class
8/31/2015	$13.19	$0.34	$(0.92)	$(0.58)	$(0.30)	$(0.57)	$—	$(0.87)	$—	$—	$11.74	(4.60%)		$1,443.7	0.68%	0.68%	2.66%	48%
8/31/2014	$11.76	$0.33	$1.94	$2.27	$(0.33)	$(0.51)	$—	$(0.84)	$0.00	$—	$13.19	20.11%[g]		$1,578.5	0.68%	0.68%	2.66%	41%
8/31/2013	$11.74	$0.30	$0.25	$0.55	$(0.42)	$(0.11)	$—	$(0.53)	$—	$—	$11.76	4.79%		$1,439.4	0.68%	0.68%	2.45%	70%
8/31/2012	$11.28	$0.35	$0.57	$0.92	$(0.38)	$(0.08)	$—	$(0.46)	$—	$—	$11.74	8.49%		$1,213.6	0.71%	0.71%§	3.10%	42%
8/31/2011	$10.02	$0.33	$1.41	$1.74	$(0.48)	$—	$—	$(0.48)	$—	$—	$11.28	17.70%		$701.7	0.80%	0.80%§	2.93%	22%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund (cont'd)
Class A
8/31/2015	$13.14	$0.29	$(0.93)	$(0.64)	$(0.24)	$(0.57)	$—	$(0.81)	$—	$—	$11.69	(5.02%)	$289.5	1.05%	1.05%	2.26%	48%
8/31/2014	$11.71	$0.27	$1.95	$2.22	$(0.28)	$(0.51)	$—	$(0.79)	$0.00	$—	$13.14	19.72%[g]	$462.6	1.05%	1.05%	2.21%	41%
8/31/2013	$11.70	$0.25	$0.25	$0.50	$(0.38)	$(0.11)	$—	$(0.49)	$—	$—	$11.71	4.32%	$1,036.4	1.05%	1.05%	2.09%	70%
8/31/2012	$11.24	$0.30	$0.57	$0.87	$(0.33)	$(0.08)	$—	$(0.41)	$—	$—	$11.70	8.09%	$1,012.3	1.13%	1.13%§	2.70%	42%
8/31/2011	$9.99	$0.28	$1.41	$1.69	$(0.44)	$—	$—	$(0.44)	$—	$—	$11.24	17.27%	$567.0	1.16%	1.16%§	2.50%	22%
Class C
8/31/2015	$13.06	$0.20	$(0.92)	$(0.72)	$(0.15)	$(0.57)	$—	$(0.72)	$—	$—	$11.62	(5.65%)	$390.0	1.79%	1.79%	1.55%	48%
8/31/2014	$11.65	$0.19	$1.92	$2.11	$(0.19)	$(0.51)	$—	$(0.70)	$0.00	$—	$13.06	18.77%[g]	$450.1	1.79%	1.79%	1.54%	41%
8/31/2013	$11.64	$0.16	$0.25	$0.41	$(0.29)	$(0.11)	$—	$(0.40)	$—	$—	$11.65	3.58%	$465.7	1.80%	1.80%	1.34%	70%
8/31/2012	$11.18	$0.22	$0.58	$0.80	$(0.26)	$(0.08)	$—	$(0.34)	$—	$—	$11.64	7.40%	$380.4	1.84%	1.84%§	1.98%	42%
8/31/2011	$9.96	$0.20	$1.40	$1.60	$(0.38)	$—	$—	$(0.38)	$—	$—	$11.18	16.31%	$233.2	1.91%	1.91%§	1.81%	22%
Class R3
8/31/2015	$13.12	$0.26	$(0.92)	$(0.66)	$(0.22)	$(0.57)	$—	$(0.79)	$—	$—	$11.67	(5.22%)	$3.8	1.31%	1.31%	2.05%	48%
8/31/2014	$11.69	$0.25	$1.93	$2.18	$(0.24)	$(0.51)	$—	$(0.75)	$0.00	$—	$13.12	19.42%[g]	$3.4	1.34%	1.34%§	2.04%	41%
8/31/2013	$11.69	$0.22	$0.23	$0.45	$(0.34)	$(0.11)	$—	$(0.45)	$—	$—	$11.69	3.94%	$2.6	1.41%	1.41%§	1.78%	70%
8/31/2012	$11.24	$0.29	$0.55	$0.84	$(0.31)	$(0.08)	$—	$(0.39)	$—	$—	$11.69	7.78%	$1.1	1.41%	1.41%§	2.59%	42%
8/31/2011	$9.99	$0.27	$1.39	$1.66	$(0.41)	$—	$—	$(0.41)	$—	$—	$11.24	16.92%	$0.2	4.32%	1.41%	2.44%	22%
Focus Fund
Investor Class
8/31/2015	$29.77	$0.21	$(0.15)	$0.06	$(0.16)	$(4.22)	$—	$(4.38)	$—	$—	$25.45	0.49%	$639.8	0.91%	0.91%	0.77%	52%
8/31/2014	$26.90	$0.18	$5.57	$5.75	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$—	$29.77	22.65%[g]	$699.4	0.91%	0.91%	0.64%	84%
8/31/2013	$21.71	$0.18	$5.15	$5.33	$(0.14)	$—	$—	$(0.14)	$—	$—	$26.90	24.69%	$636.9	0.94%	0.94%	0.72%	79%
8/31/2012	$18.80	$0.14	$2.87	$3.01	$(0.10)	$—	$—	$(0.10)	$—	$—	$21.71	16.10%	$534.3	0.97%	0.97%	0.72%	96%
8/31/2011	$16.07	$0.13	$2.70	$2.83	$(0.10)	$—	$—	$(0.10)	$—	$—	$18.80	17.61%	$503.8	0.97%	0.97%	0.65%	113%
Trust Class
8/31/2015	$20.64	$0.10	$(0.13)	$(0.03)	$(0.15)	$(4.22)	$—	$(4.37)	$—	$—	$16.24	0.26%	$92.7	1.10%	1.10%	0.57%	52%
8/31/2014	$19.50	$0.09	$3.94	$4.03	$(0.21)	$(2.68)	$—	$(2.89)	$0.00	$—	$20.64	22.40%[g]	$125.7	1.11%	1.11%	0.47%	84%
8/31/2013	$15.78	$0.10	$3.74	$3.84	$(0.12)	$—	$—	$(0.12)	$—	$—	$19.50	24.48%	$56.3	1.14%	1.14%	0.53%	79%
8/31/2012	$13.70	$0.07	$2.08	$2.15	$(0.07)	$—	$—	$(0.07)	$—	$—	$15.78	15.82%	$15.0	1.16%	1.16%	0.52%	96%
8/31/2011	$11.73	$0.06	$1.98	$2.04	$(0.07)	$—	$—	$(0.07)	$—	$—	$13.70	17.39%	$17.9	1.16%	1.16%	0.45%	113%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund (cont'd)
Advisor Class
8/31/2015	$13.03	$0.04	$(0.09)	$(0.05)	$(0.16)	$(4.22)	$—	$(4.38)	$—	$—	$8.60	0.15%	$6.1	1.27%	1.27%	0.39%	52%
8/31/2014	$13.27	$0.04	$2.57	$2.61	$(0.17)	$(2.68)	$—	$(2.85)	$0.00	$—	$13.03	22.21%[g]	$7.1	1.27%	1.27%	0.28%	84%
8/31/2013	$10.79	$0.04	$2.55	$2.59	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.27	24.22%	$6.1	1.29%	1.29%	0.37%	79%
8/31/2012	$9.41	$0.04	$1.42	$1.46	$(0.08)	$—	$—	$(0.08)	$—	$—	$10.79	15.68%	$5.8	1.31%	1.31%	0.37%	96%
8/31/2011	$8.08	$0.03	$1.36	$1.39	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.41	17.20%	$7.8	1.32%	1.32%	0.30%	113%
Institutional Class
8/31/2015	$29.83	$0.26	$(0.16)	$0.10	$(0.21)	$(4.22)	$—	$(4.43)	$—	$—	$25.50	0.65%	$28.7	0.76%	0.75%	0.96%	52%
8/31/2014	$26.95	$0.21	$5.60	$5.81	$(0.25)	$(2.68)	$—	$(2.93)	$0.00	$—	$29.83	22.86%[g]	$9.4	0.76%	0.75%	0.72%	84%
8/31/2013	$21.76	$0.24	$5.14	$5.38	$(0.19)	$—	$—	$(0.19)	$—	$—	$26.95	24.89%	$22.6	0.77%	0.75%	0.96%	79%
8/31/2012	$18.84	$0.19	$2.87	$3.06	$(0.14)	$—	$—	$(0.14)	$—	$—	$21.76	16.39%	$6.9	0.80%	0.75%	0.97%	96%
8/31/2011	$16.08	$0.21	$2.66	$2.87	$(0.11)	$—	$—	$(0.11)	$—	$—	$18.84	17.85%	$4.9	0.85%	0.75%	1.03%	113%
Class A
8/31/2015	$20.50	$0.10	$(0.13)	$(0.03)	$(0.15)	$(4.22)	$—	$(4.37)	$—	$—	$16.10	0.24%	$4.4	1.14%	1.11%	0.58%	52%
8/31/2014	$19.38	$0.09	$3.91	$4.00	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$—	$20.50	22.40%[g]	$3.9	1.13%	1.11%	0.47%	84%
8/31/2013	$15.71	$0.10	$3.71	$3.81	$(0.14)	$—	$—	$(0.14)	$—	$—	$19.38	24.47%	$1.9	1.19%	1.11%	0.56%	79%
8/31/2012	$13.67	$0.09	$2.07	$2.16	$(0.12)	$—	$—	$(0.12)	$—	$—	$15.71	15.96%	$0.7	1.22%	1.11%	0.61%	96%
8/31/2011	$11.73	$0.10	$1.95	$2.05	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.67	17.43%	$0.4	2.20%	1.11%	0.66%	113%
Class C
8/31/2015	$12.70	$(0.02)	$(0.10)	$(0.12)	$(0.12)	$(4.22)	$—	$(4.34)	$—	$—	$8.24	(0.50%)	$2.9	1.89%	1.86%	(0.18%)	52%
8/31/2014	$13.03	$(0.03)	$2.52	$2.49	$(0.14)	$(2.68)	$—	$(2.82)	$0.00	$—	$12.70	21.52%[g]	$1.5	1.91%	1.86%	(0.27%)	84%
8/31/2013	$10.62	$(0.02)	$2.51	$2.49	$(0.08)	$—	$—	$(0.08)	$—	$—	$13.03	23.61%	$0.6	1.94%	1.86%	(0.20%)	79%
8/31/2012	$9.32	$(0.02)	$1.41	$1.39	$(0.09)	$—	$—	$(0.09)	$—	$—	$10.62	15.04%	$0.3	1.97%	1.86%	(0.17%)	96%
8/31/2011	$8.07	$(0.02)	$1.36	$1.34	$(0.09)	$—	$—	$(0.09)	$—	$—	$9.32	16.62%	$0.3	2.92%	1.86%	(0.16%)	113%
Genesis Fund
Investor Class
8/31/2015	$40.89	$0.11	$0.36	$0.47	$(0.14)	$(4.91)	$—	$(5.05)	$—	$—	$36.31	1.52%	$2,023.6	1.01%	1.01%	0.29%	13%
8/31/2014	$40.18	$0.08	$5.37	$5.45	$(0.24)	$(4.50)	$—	$(4.74)	$0.00	$—	$40.89	13.65%[g]	$2,437.6	1.01%	1.01%	0.20%	14%
8/31/2013	$34.65	$0.26	$7.57	$7.83	$(0.19)	$(2.11)	$—	$(2.30)	$—	$—	$40.18	23.91%	$2,458.7	1.02%	1.02%	0.71%	20%
8/31/2012	$34.28	$0.11	$1.94	$2.05	$(0.53)	$(1.15)	$—	$(1.68)	$—	$—	$34.65	6.31%	$2,256.0	1.03%	1.03%	0.31%	15%
8/31/2011	$26.44	$0.27	$7.57	$7.84	$—	$—	$—	$—	$—	$—	$34.28	29.65%	$2,157.7	1.05%	1.05%	0.81%	18%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund (cont'd)
Trust Class
8/31/2015	$63.21	$0.12	$0.63	$0.75	$(0.04)	$(4.91)	$—	$(4.95)	$—	$—	$59.01	1.41%		$2,003.4	1.10%	1.10%	0.19%	13%
8/31/2014	$59.83	$0.07	$8.00	$8.07	$(0.19)	$(4.50)	$—	$(4.69)	$0.00	$—	$63.21	13.55%[g]		$2,935.3	1.10%	1.10%	0.11%	14%
8/31/2013	$50.47	$0.35	$11.23	$11.58	$(0.11)	$(2.11)	$—	$(2.22)	$—	$—	$59.83	23.81%		$3,192.4	1.10%	1.10%	0.63%	20%
8/31/2012	$49.13	$0.11	$2.83	$2.94	$(0.45)	$(1.15)	$—	$(1.60)	$—	$—	$50.47	6.21%		$3,037.6	1.11%	1.11%	0.23%	15%
8/31/2011	$37.92	$0.35	$10.86	$11.21	$—	$—	$—	$—	$—	$—	$49.13	29.56%		$3,436.5	1.13%	1.13%	0.74%	18%
Advisor Class
8/31/2015	$32.18	$(0.03)	$0.25	$0.22	$(0.04)	$(4.91)	$—	$(4.95)	$—	$—	$27.45	1.11%		$451.3	1.39%	1.39%	(0.09%)	13%
8/31/2014	$32.46	$(0.05)	$4.32	$4.27	$(0.05)	$(4.50)	$—	$(4.55)	$0.00	$—	$32.18	13.24%[g]		$598.9	1.37%	1.37%	(0.16%)	14%
8/31/2013	$28.42	$0.11	$6.13	$6.24	$(0.09)	$(2.11)	$—	$(2.20)	$—	$—	$32.46	23.46%		$626.0	1.38%	1.38%	0.35%	20%
8/31/2012	$28.43	$(0.01)	$1.58	$1.57	$(0.43)	$(1.15)	$—	$(1.58)	$—	$—	$28.42	5.91%		$579.8	1.38%	1.38%	(0.04%)	15%
8/31/2011	$22.00	$0.12	$6.31	$6.43	$—	$—	$—	$—	$—	$—	$28.43	29.23%		$601.3	1.40%	1.40%	0.43%	18%
Institutional Class
8/31/2015	$60.72	$0.26	$0.60	$0.86	$(0.19)	$(4.91)	$—	$(5.10)	$—	$—	$56.48	1.68%		$3,685.0	0.85%	0.85%	0.45%	13%
8/31/2014	$57.62	$0.22	$7.70	$7.92	$(0.32)	$(4.50)	$—	$(4.82)	$0.00	$—	$60.72	13.82%[g]		$5,061.4	0.85%	0.85%§	0.36%	14%
8/31/2013	$48.71	$0.46	$10.81	$11.27	$(0.25)	$(2.11)	$—	$(2.36)	$—	$—	$57.62	24.12%		$5,989.3	0.85%	0.85%	0.87%	20%
8/31/2012	$47.48	$0.24	$2.73	$2.97	$(0.59)	$(1.15)	$—	$(1.74)	$—	$—	$48.71	6.51%		$5,707.1	0.86%	0.85%	0.49%	15%
8/31/2011	$36.56	$0.45	$10.47	$10.92	$—	$—	$—	$—	$—	$—	$47.48	29.87%		$4,975.0	0.89%	0.87%	0.97%	18%
Class R6
8/31/2015	$60.75	$0.30	$0.60	$0.90	$(0.24)	$(4.91)	$—	$(5.15)	$—	$—	$56.50	1.75%		$2,798.0	0.78%	0.78%	0.52%	13%
8/31/2014	$57.63	$0.28	$7.70	$7.98	$(0.36)	$(4.50)	$—	$(4.86)	$0.00	$—	$60.75	13.92%[g]		$2,690.7	0.78%	0.78%§	0.45%	14%
Period from 3/15/2013^ to 8/31/2013	$53.91	$0.18	$3.54	$3.72	$—	$—	$—	$—	$—	$—	$57.63	6.90	%**	$975.9	0.80%*	0.78%*	0.67%*	20	%Ø
Global Equity Fund
Institutional Class
8/31/2015	$11.22	$0.03	$(0.38)	$(0.35)	$(0.73)	$(3.84)	$—	$(4.57)	$—	$—	$6.30	(3.16%)		$3.2	4.76%	1.15%	0.35%	18%
8/31/2014	$9.49	$0.06	$1.80	$1.86	$(0.04)	$(0.09)	$—	$(0.13)	$—	$—	$11.22	19.67%		$38.9	1.72%	1.15%	0.54%	39%
8/31/2013	$8.50	$0.06	$0.93	$0.99	$—	$—	$—	$—	$—	$—	$9.49	11.65%		$33.5	5.16%	1.15%	0.63%	43%
8/31/2012	$9.10	$0.09	$0.09	$0.18	$(0.32)	$—	$(0.46)	$(0.78)	$—	$—	$8.50	2.82%		$4.3	10.85%	1.15%	1.12%	62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.90)	$(0.90)	$—	$—	$—	$—	$—	$—	$9.10	(9.00	%)**	$0.8	55.68%*	1.15%*	(0.20%)*	8	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Equity Fund (cont'd)
Class A
8/31/2015	$11.14	$0.01	$(0.38)	$(0.37)	$(0.70)	$(3.84)	$—	$(4.54)	$—	$—	$6.23	(3.47%)		$0.4	5.24%		1.51%		0.09%		18%
8/31/2014	$9.43	$0.03	$1.77	$1.80	$(0.00)	$(0.09)	$—	$(0.09)	$—	$—	$11.14	19.18%		$0.4	2.18%		1.51%		0.28%		39%
8/31/2013	$8.48	$0.03	$0.92	$0.95	$—	$—	$—	$—	$—	$—	$9.43	11.20%		$0.1	5.67%		1.51%		0.34%		43%
8/31/2012	$9.09	$0.04	$0.11	$0.15	$(0.30)	$—	$(0.46)	$(0.76)	$—	$—	$8.48	2.51%		$0.1	11.83%		1.51%		0.54%		62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.90)	$(0.91)	$—	$—	$—	$—	$—	$—	$9.09	(9.10	%)**	$0.1	69.65	%*	1.51	%*	(0.53	%)*	8%**
Class C
8/31/2015	$10.89	$(0.05)	$(0.37)	$(0.42)	$(0.62)	$(3.84)	$—	$(4.46)	$—	$—	$6.01	(4.21%)		$0.2	6.00%		2.26%		(0.68%)		18%
8/31/2014	$9.28	$(0.06)	$1.76	$1.70	$—	$(0.09)	$—	$(0.09)	$—	$—	$10.89	18.39%		$0.2	2.96%		2.26%		(0.54%)		39%
8/31/2013	$8.41	$(0.03)	$0.90	$0.87	$—	$—	$—	$—	$—	$—	$9.28	10.34%		$0.1	6.50%		2.26%		(0.36%)		43%
8/31/2012	$9.08	$(0.02)	$0.11	$0.09	$(0.30)	$—	$(0.46)	$(0.76)	$—	$—	$8.41	1.77%		$0.0	12.88%		2.26%		(0.30%)		62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.90)	$(0.92)	$—	$—	$—	$—	$—	$—	$9.08	(9.20	%)**	$0.0	74.49	%*	2.26	%*	(1.31	%)*	8%**
Global Real Estate Fund
Institutional Class
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.08	$(0.67)	$(0.59)	$(0.09)	$—	$—	$(0.09)	$—	$—	$9.32	(5.92	%)**	$1.9	13.21	%[b]*	1.00	%[b]*	1.22	%[b]*	16%**
Class A
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.06	$(0.67)	$(0.61)	$(0.08)	$—	$—	$(0.08)	$—	$—	$9.31	(6.19	%)**	$0.6	13.62	%[b]*	1.36	%[b]*	0.94	%[b]*	16%**
Class C
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.01	$(0.67)	$(0.66)	$(0.04)	$—	$—	$(0.04)	$—	$—	$9.30	(6.64	%)**	$0.2	15.16	%[b]*	2.11	%[b]*	0.11	%[b]*	16%**
Greater China Equity Fund
Institutional Class
8/31/2015	$12.17	$0.10	$0.17	$0.27	$(0.09)	$(0.71)	$—	$(0.80)	$—	$—	$11.64	2.15%		$103.4	1.61%		1.50	%^^	0.75%		176%
8/31/2014	$10.16	$0.10	$2.06	$2.16	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.17	21.37%		$72.1	1.83%		1.50%		0.90%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$—	$10.16	1.60	%**	$56.4	2.80	%[b]*	1.50	%[b]*	(1.25	%)[b]*	20%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater China Equity Fund (cont'd)
Class A
8/31/2015	$12.14	$0.05	$0.17	$0.22	$(0.09)	$(0.71)	$—	$(0.80)	$—	$—	$11.56	1.68%	$4.0	2.00%		1.86	%^^	0.34%		176%
8/31/2014	$10.16	$0.13	$2.00	$2.13	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.14	21.07%	$1.7	2.30%		1.86%		1.19%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$—	$10.16	1.60%**	$0.1	17.58	%[b]*	1.86	%[b]*	(1.65	%)[b]*	20%**
Class C
8/31/2015	$12.03	$(0.07)	$0.20	$0.13	$—	$(0.71)	$—	$(0.71)	$—	$—	$11.45	0.93%	$0.2	2.80%		2.61	%^^	(0.52%)		176%
8/31/2014	$10.15	$(0.02)	$2.05	$2.03	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.03	20.09%	$0.1	2.85%		2.61%		(0.20%)		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.03)	$0.18	$0.15	$—	$—	$—	$—	$—	$—	$10.15	1.50%**	$0.1	19.16	%[b]*	2.61	%[b]*	(2.41	%)[b]*	20%**
Guardian Fund
Investor Class
8/31/2015	$20.43	$0.12	$(0.64)	$(0.52)	$(0.15)	$(2.63)	$—	$(2.78)	$—	$—	$17.13	(3.03%)	$1,034.9	0.87%		0.87%		0.65%		31%
8/31/2014	$18.58	$0.16	$3.70	$3.86	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$—	$20.43	21.87%[g]	$1,165.1	0.88%		0.88%		0.83%		37%
8/31/2013	$15.80	$0.14	$3.28	$3.42	$(0.20)	$(0.44)	$—	$(0.64)	$—	$—	$18.58	22.54%	$1,040.3	0.90%		0.90%		0.85%		36%
8/31/2012	$14.49	$0.12	$1.29	$1.41	$(0.10)	$—	$—	$(0.10)	$—	$—	$15.80	9.84%	$939.6	0.92%		0.92%		0.79%		26%
8/31/2011	$11.98	$0.11	$2.45	$2.56	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.49	21.35%	$962.6	0.92%		0.92%		0.74%		32%
Trust Class
8/31/2015	$15.20	$0.06	$(0.45)	$(0.39)	$(0.13)	$(2.63)	$—	$(2.76)	$—	$—	$12.05	(3.22%)	$103.8	1.06%		1.06%		0.46%		31%
8/31/2014	$14.30	$0.09	$2.81	$2.90	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$—	$15.20	21.61%[g]	$136.6	1.06%		1.06%		0.64%		37%
8/31/2013	$12.31	$0.09	$2.53	$2.62	$(0.19)	$(0.44)	$—	$(0.63)	$—	$—	$14.30	22.36%	$129.4	1.08%		1.08%		0.66%		36%
8/31/2012	$11.32	$0.07	$1.01	$1.08	$(0.09)	$—	$—	$(0.09)	$—	$—	$12.31	9.68%	$113.5	1.09%		1.09%		0.64%		26%
8/31/2011	$9.38	$0.06	$1.92	$1.98	$(0.04)	$—	$—	$(0.04)	$—	$—	$11.32	21.08%	$102.6	1.09%		1.09%		0.55%		32%
Advisor Class
8/31/2015	$17.55	$0.00	$(0.54)	$(0.54)	$(0.05)	$(2.63)	$—	$(2.68)	$—	$—	$14.33	(3.66%)	$0.3	1.54%		1.50%		0.03%		31%
8/31/2014	$16.27	$0.04	$3.24	$3.28	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$—	$17.55	21.27%[g]	$0.4	1.28%		1.28%		0.25%		37%
8/31/2013	$13.91	$0.04	$2.87	$2.91	$(0.11)	$(0.44)	$—	$(0.55)	$—	$—	$16.27	21.81%	$0.6	1.50%		1.50	%§	0.23%		36%
8/31/2012	$12.77	$0.02	$1.16	$1.18	$(0.04)	$—	$—	$(0.04)	$—	$—	$13.91	9.27%	$0.6	1.50%		1.50	%§	0.19%		26%
8/31/2011	$10.59	$0.02	$2.16	$2.18	$—	$—	$—	$—	$—	$—	$12.77	20.59%	$0.6	1.50%		1.50	%§	0.15%		32%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Institutional Class
8/31/2015	$20.47	$0.16	$(0.65)	$(0.49)	$(0.18)	$(2.63)	$—	$(2.81)	$—	$—	$17.17	(2.84%)	$94.1	0.71%	0.71%	0.82%	31%
8/31/2014	$18.62	$0.20	$3.70	$3.90	$(0.14)	$(1.91)	$—	$(2.05)	$0.00	$—	$20.47	22.03%[g]	$129.4	0.71%	0.71%	1.01%	37%
8/31/2013	$15.83	$0.17	$3.29	$3.46	$(0.23)	$(0.44)	$—	$(0.67)	$—	$—	$18.62	22.80%	$88.9	0.73%	0.73%	1.00%	36%
8/31/2012	$14.52	$0.15	$1.29	$1.44	$(0.13)	$—	$—	$(0.13)	$—	$—	$15.83	10.03%	$60.0	0.74%	0.74%§	1.01%	26%
8/31/2011	$12.01	$0.12	$2.47	$2.59	$(0.08)	$—	$—	$(0.08)	$—	$—	$14.52	21.51%	$33.5	0.75%	0.75%§	0.77%	32%
Class A
8/31/2015	$15.08	$0.06	$(0.45)	$(0.39)	$(0.14)	$(2.63)	$—	$(2.77)	$—	$—	$11.92	(3.23%)	$79.3	1.07%	1.07%	0.46%	31%
8/31/2014	$14.21	$0.09	$2.79	$2.88	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$—	$15.08	21.62%[g]	$73.8	1.09%	1.09%§	0.64%	37%
8/31/2013	$12.24	$0.08	$2.52	$2.60	$(0.19)	$(0.44)	$—	$(0.63)	$—	$—	$14.21	22.38%	$34.6	1.11%	1.11%§	0.62%	36%
8/31/2012	$11.28	$0.07	$1.00	$1.07	$(0.11)	$—	$—	$(0.11)	$—	$—	$12.24	9.63%	$17.6	1.12%	1.11%	0.64%	26%
8/31/2011	$9.36	$0.06	$1.91	$1.97	$(0.05)	$—	$—	$(0.05)	$—	$—	$11.28	21.06%	$10.8	1.15%	1.11%	0.51%	32%
Class C
8/31/2015	$17.18	$(0.05)	$(0.53)	$(0.58)	$—	$(2.63)	$—	$(2.63)	$—	$—	$13.97	(4.01%)	$2.4	1.83%	1.83%	(0.30%)	31%
8/31/2014	$15.96	$(0.03)	$3.16	$3.13	$(0.00)	$(1.91)	$—	$(1.91)	$0.00	$—	$17.18	20.71%[g]	$2.9	1.86%	1.86%§	(0.15%)	37%
8/31/2013	$13.66	$(0.02)	$2.84	$2.82	$(0.08)	$(0.44)	$—	$(0.52)	$—	$—	$15.96	21.43%	$2.6	1.86%	1.86%	(0.15%)	36%
8/31/2012	$12.60	$(0.02)	$1.13	$1.11	$(0.05)	$—	$—	$(0.05)	$—	$—	$13.66	8.83%	$1.3	1.88%	1.86%	(0.13%)	26%
8/31/2011	$10.51	$(0.04)	$2.15	$2.11	$(0.02)	$—	$—	$(0.02)	$—	$—	$12.60	20.11%	$1.1	1.90%	1.86%	(0.28%)	32%
Class R3
8/31/2015	$17.54	$0.02	$(0.54)	$(0.52)	$(0.08)	$(2.63)	$—	$(2.71)	$—	$—	$14.31	(3.53%)	$0.5	1.37%	1.36%	0.15%	31%
8/31/2014	$16.25	$0.06	$3.21	$3.27	$(0.07)	$(1.91)	$—	$(1.98)	$0.00	$—	$17.54	21.29%[g]	$0.7	1.38%	1.36%	0.37%	37%
8/31/2013	$13.79	$0.04	$2.89	$2.93	$(0.03)	$(0.44)	$—	$(0.47)	$—	$—	$16.25	22.03%	$0.4	1.41%	1.36%	0.24%	36%
8/31/2012	$12.72	$0.05	$1.13	$1.18	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.79	9.40%	$0.5	1.39%	1.36%	0.36%	26%
8/31/2011	$10.57	$0.04	$2.16	$2.20	$(0.05)	$—	$—	$(0.05)	$—	$—	$12.72	20.79%	$0.4	1.44%	1.36%	0.28%	32%
International Equity Fund
Investor Class
8/31/2015	$20.70	$0.19	$(0.96)	$(0.77)	$(0.15)	$—	$—	$(0.15)	$—	$—	$19.78	(3.71%)	$117.7	1.25%	1.02%	0.93%	25%
8/31/2014	$18.62	$0.26	$1.99	$2.25	$(0.17)	$—	$—	$(0.17)	$0.00	$—	$20.70	12.14%[g]	$124.4	1.26%	1.07%	1.29%	34%
Period from 1/28/2013^ to 8/31/2013	$18.03	$0.21	$0.38	$0.59	$—	$—	$—	$—	$—	$—	$18.62	3.27%**	$125.7	1.32%*	1.09%*	1.87%*	44	%Øa

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity Fund (cont'd)
Trust Class
8/31/2015	$23.02	$0.19	$(1.07)	$(0.88)	$(0.08)	$—	$—	$(0.08)	$—	$—	$22.06	(3.82%)		$55.3	1.36%	1.13%	0.81%	25%
8/31/2014	$20.70	$0.28	$2.20	$2.48	$(0.16)	$—	$—	$(0.16)	$0.00	$—	$23.02	12.02%[g]		$67.7	1.36%	1.16%	1.23%	34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.21	$0.44	$0.65	$—	$—	$—	$—	$—	$—	$20.70	3.24	%**	$111.9	1.42%*	1.19%*	1.73%*	44	%Øa
Institutional Class
8/31/2015	$11.32	$0.13	$(0.53)	$(0.40)	$(0.20)	$—	$—	$(0.20)	$—	$—	$10.72	(3.51%)		$886.5	1.07%	0.85%§	1.11%	25%
8/31/2014	$10.26	$0.17	$1.09	$1.26	$(0.20)	$—	$—	$(0.20)	$0.00	$—	$11.32	12.38%[g]		$887.3	1.07%	0.85%	1.49%	34%
8/31/2013	$9.15	$0.15	$1.10	$1.25	$(0.14)	$—	$—	$(0.14)	$—	$—	$10.26	13.82%		$770.3	1.14%	0.85%	1.54%	44%[a]
8/31/2012	$9.20	$0.16	$(0.10)	$0.06	$(0.11)	$—	$—	$(0.11)	$—	$—	$9.15	0.78%		$491.6	1.16%	0.84%	1.88%	33%
8/31/2011	$8.10	$0.16	$1.11	$1.27	$(0.17)	$—	$—	$(0.17)	$—	$—	$9.20	15.62%		$342.6	1.23%	0.80%	1.67%	46%
Class A
8/31/2015	$23.01	$0.25	$(1.15)	$(0.90)	$(0.11)	$—	$—	$(0.11)	$—	$—	$22.00	(3.90%)		$91.0	1.43%	1.21%§	1.09%	25%
8/31/2014	$20.69	$0.28	$2.19	$2.47	$(0.15)	$—	$—	$(0.15)	$0.00	$—	$23.01	11.98%[g]		$26.2	1.45%	1.21%	1.23%	34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.19	$0.45	$0.64	$—	$—	$—	$—	$—	$—	$20.69	3.19	%**	$12.8	1.55%*	1.28%*	1.57%*	44	%Øa
Class C
8/31/2015	$22.72	$0.00	$(1.05)	$(1.05)	$(0.02)	$—	$—	$(0.02)	$—	$—	$21.65	(4.61%)		$11.2	2.18%	1.96%	0.02%	25%
8/31/2014	$20.50	$0.13	$2.15	$2.28	$(0.06)	$—	$—	$(0.06)	$0.00	$—	$22.72	11.16%[g]		$6.1	2.21%	1.96%	0.59%	34%
Period from 1/28/2013^ to 8/31/2013	$19.97	$0.09	$0.44	$0.53	$—	$—	$—	$—	$—	$—	$20.50	2.65	%**	$1.9	2.51%*	2.08%*	0.74%*	44	%Øa
Class R6
8/31/2015	$11.42	$0.14	$(0.54)	$(0.40)	$(0.21)	$—	$—	$(0.21)	$—	$—	$10.81	(3.49%)		$32.7	0.99%	0.77%§	1.24%	25%
Period from 9/3/2013^ to 8/31/2014	$10.26	$0.08	$1.19	$1.27	$(0.11)	$—	$—	$(0.11)	$0.00	$—	$11.42	12.46	%**[g]	$21.9	1.12%*	0.79%*	0.73%*	34	%Ø
International Select Fund
Trust Class
8/31/2015	$11.21	$0.09	$(0.59)	$(0.50)	$(0.12)	$—	$—	$(0.12)	$—	$—	$10.59	(4.47%)		$10.2	1.33%	1.25%	0.76%	24%
8/31/2014	$10.14	$0.13	$1.04	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$—	$11.21	11.56%[g]		$13.0	1.33%	1.25%	1.19%	27%
8/31/2013	$9.14	$0.10	$1.01	$1.11	$(0.11)	$—	$—	$(0.11)	$—	$—	$10.14	12.17%		$13.9	1.37%	1.25%	1.05%	50%
8/31/2012	$9.35	$0.13	$(0.24)	$(0.11)	$(0.10)	$—	$—	$(0.10)	$—	$—	$9.14	(1.05%)		$14.2	1.40%	1.25%	1.47%	29%
8/31/2011	$8.31	$0.09	$1.00	$1.09	$(0.05)	$—	$—	$(0.05)	$—	$0.00	$9.35	13.09%		$18.6	1.39%	1.25%	0.97%	54%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Select Fund (cont'd)
Institutional Class
8/31/2015	$11.21	$0.13	$(0.60)	$(0.47)	$(0.16)	$—	$—	$(0.16)	$—	$—	$10.58	(4.18%)	$216.4	0.93%	0.90%	1.16%	24%
8/31/2014	$10.14	$0.18	$1.03	$1.21	$(0.14)	$—	$—	$(0.14)	$0.00	$—	$11.21	11.98%[g]	$211.6	0.93%	0.90%	1.58%	27%
8/31/2013	$9.14	$0.14	$1.00	$1.14	$(0.14)	$—	$—	$(0.14)	$—	$—	$10.14	12.56%	$200.6	0.97%	0.90%	1.44%	50%
8/31/2012	$9.36	$0.15	$(0.23)	$(0.08)	$(0.14)	$—	$—	$(0.14)	$—	$—	$9.14	(0.65%)	$172.0	0.99%	0.90%	1.76%	29%
8/31/2011	$8.32	$0.16	$0.96	$1.12	$(0.08)	$—	$—	$(0.08)	$—	$0.00	$9.36	13.39%	$161.5	1.01%	0.90%	1.60%	54%
Class A
8/31/2015	$11.14	$0.08	$(0.59)	$(0.51)	$(0.12)	$—	$—	$(0.12)	$—	$—	$10.51	(4.62%)	$3.8	1.31%	1.24%	0.71%	24%
8/31/2014	$10.07	$0.14	$1.03	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$—	$11.14	11.69%[g]	$9.3	1.30%	1.24%	1.25%	27%
8/31/2013	$9.09	$0.11	$0.98	$1.09	$(0.11)	$—	$—	$(0.11)	$—	$—	$10.07	12.08%	$9.3	1.36%	1.24%	1.16%	50%
8/31/2012	$9.30	$0.14	$(0.24)	$(0.10)	$(0.11)	$—	$—	$(0.11)	$—	$—	$9.09	(0.96%)	$8.3	1.39%	1.24%	1.56%	29%
8/31/2011	$8.27	$0.08	$1.00	$1.08	$(0.05)	$—	$—	$(0.05)	$—	$0.00	$9.30	13.06%	$5.2	1.39%	1.24%	0.81%	54%
Class C
8/31/2015	$10.97	$0.01	$(0.58)	$(0.57)	$(0.04)	$—	$—	$(0.04)	$—	$—	$10.36	(5.23%)	$3.7	2.04%	2.00%	0.06%	24%
8/31/2014	$9.93	$0.05	$1.02	$1.07	$(0.03)	$—	$—	$(0.03)	$0.00	$—	$10.97	10.79%[g]	$4.6	2.05%	2.00%	0.42%	27%
8/31/2013	$8.98	$0.04	$0.97	$1.01	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.93	11.23%	$4.0	2.09%	2.00%	0.36%	50%
8/31/2012	$9.17	$0.06	$(0.21)	$(0.15)	$(0.04)	$—	$—	$(0.04)	$—	$—	$8.98	(1.64%)	$3.7	2.13%	2.00%	0.65%	29%
8/31/2011	$8.20	$0.05	$0.95	$1.00	$(0.03)	$—	$—	$(0.03)	$—	$0.00	$9.17	12.19%	$2.1	2.14%	2.00%	0.57%	54%
Class R3
8/31/2015	$11.05	$0.06	$(0.58)	$(0.52)	$(0.10)	$—	$—	$(0.10)	$—	$—	$10.43	(4.71%)	$3.4	1.55%	1.51%	0.56%	24%
8/31/2014	$10.01	$0.11	$1.02	$1.13	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$11.05	11.35%[g]	$2.2	1.55%	1.51%	1.03%	27%
8/31/2013	$9.04	$0.07	$0.99	$1.06	$(0.09)	$—	$—	$(0.09)	$—	$—	$10.01	11.83%	$2.6	1.60%	1.51%	0.74%	50%
8/31/2012	$9.27	$0.12	$(0.25)	$(0.13)	$(0.10)	$—	$—	$(0.10)	$—	$—	$9.04	(1.24%)	$0.4	1.67%	1.51%	1.35%	29%
8/31/2011	$8.26	$0.11	$0.94	$1.05	$(0.04)	$—	$—	$(0.04)	$—	$0.00	$9.27	12.71%	$0.1	1.87%	1.51%	1.15%	54%
Intrinsic Value Fund
Institutional Class
8/31/2015	$14.98	$(0.06)	$0.21	$0.15	$—	$(0.79)	$—	$(0.79)	$—	$—	$14.34	1.36%	$420.3	1.10%	1.00%	(0.41%)	22%
8/31/2014	$12.81	$(0.06)	$2.80	$2.74	$(0.03)	$(0.54)	$—	$(0.57)	$0.00	$—	$14.98	21.74%[g]	$252.0	1.13%	1.00%	(0.40%)	24%
8/31/2013	$10.26	$0.05	$2.68	$2.73	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.81	26.94%	$182.6	1.18%	1.00%	0.42%	25%
8/31/2012	$10.26	$(0.01)	$1.09	$1.08	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.26	12.21%	$134.2	1.22%	1.00%	(0.14%)	30%
8/31/2011	$9.41	$(0.04)	$1.32	$1.28	$(0.03)	$(0.40)	$—	$(0.43)	$—	$—	$10.26	13.08%	$114.7	1.26%	1.00%	(0.35%)	44%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Intrinsic Value Fund (cont'd)
Class A
8/31/2015	$14.76	$(0.11)	$0.20	$0.09	$—	$(0.79)	$—	$(0.79)	$—	$—	$14.06	0.96%	$44.3	1.50%	1.36%	(0.77%)	22%
8/31/2014	$12.65	$(0.11)	$2.76	$2.65	$(0.00)	$(0.54)	$—	$(0.54)	$0.00	$—	$14.76	21.31%[g]	$13.5	1.51%	1.36%	(0.77%)	24%
8/31/2013	$10.16	$0.00	$2.67	$2.67	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.65	26.61%	$13.9	1.58%	1.36%	0.01%	25%
8/31/2012	$10.22	$(0.05)	$1.07	$1.02	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.16	11.62%	$8.4	1.61%	1.36%	(0.51%)	30%
8/31/2011	$9.40	$(0.09)	$1.34	$1.25	$(0.03)	$(0.40)	$—	$(0.43)	$—	$—	$10.22	12.74%	$8.6	1.65%	1.36%	(0.73%)	44%
Class C
8/31/2015	$14.29	$(0.21)	$0.19	$(0.02)	$—	$(0.79)	$—	$(0.79)	$—	$—	$13.48	0.19%	$25.8	2.22%	2.11%	(1.52%)	22%
8/31/2014	$12.35	$(0.21)	$2.69	$2.48	$—	$(0.54)	$—	$(0.54)	$0.00	$—	$14.29	20.40%[g]	$12.7	2.26%	2.11%	(1.51%)	24%
8/31/2013	$10.00	$(0.08)	$2.61	$2.53	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.35	25.62%	$10.3	2.31%	2.11%	(0.70%)	25%
8/31/2012	$10.14	$(0.12)	$1.06	$0.94	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.00	10.87%	$6.9	2.35%	2.11%	(1.25%)	30%
8/31/2011	$9.38	$(0.17)	$1.34	$1.17	$(0.01)	$(0.40)	$—	$(0.41)	$—	$—	$10.14	11.91%	$5.5	2.34%	2.11%	(1.48%)	44%
Large Cap Disciplined Growth Fund
Investor Class
8/31/2015	$8.33	$0.01	$(0.17)	$(0.16)	$—	$(4.32)	$—	$(4.32)	$—	$—	$3.85	(1.92%)	$9.5	1.36%	1.13%	0.15%	77%
8/31/2014	$8.18	$0.04	$1.41	$1.45	$(0.01)	$(1.29)	$—	$(1.30)	$0.00	$—	$8.33	19.09%[g]	$11.2	1.07%	1.07%	0.44%	61%
8/31/2013	$7.68	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—	$—	$8.18	12.76%	$16.1	1.11%	1.11%§	0.42%	66%
8/31/2012	$7.38	$0.01	$0.62	$0.63	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.68	9.12%	$17.8	1.11%	1.11%§	0.08%	116%
8/31/2011	$6.18	$(0.01)	$1.21	$1.20	$(0.00)	$—	$—	$(0.00)	$—	$—	$7.38	19.44%	$15.5	1.11%	1.11%§	(0.08%)	101%
Institutional Class
8/31/2015	$8.38	$0.03	$(0.18)	$(0.15)	$(0.01)	$(4.32)	$—	$(4.33)	$—	$—	$3.90	(1.65%)	$36.4	1.02%	0.77%	0.48%	77%
8/31/2014	$8.23	$0.06	$1.42	$1.48	$(0.04)	$(1.29)	$—	$(1.33)	$0.00	$—	$8.38	19.41%[g]	$185.0	0.83%	0.75%	0.71%	61%
8/31/2013	$7.72	$0.06	$0.90	$0.96	$(0.08)	$(0.37)	$—	$(0.45)	$—	$—	$8.23	13.28%	$409.2	0.79%	0.75%	0.77%	66%
8/31/2012	$7.41	$0.03	$0.62	$0.65	$(0.01)	$(0.33)	$—	$(0.34)	$—	$—	$7.72	9.43%	$601.6	0.78%	0.75%	0.44%	116%
8/31/2011	$6.20	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)	$—	$—	$7.41	19.79%	$565.4	0.80%	0.75%	0.29%	101%
Class A
8/31/2015	$8.33	$0.01	$(0.18)	$(0.17)	$—	$(4.32)	$—	$(4.32)	$—	$—	$3.84	(2.04%)	$3.8	1.44%	1.13%	0.15%	77%
8/31/2014	$8.17	$0.03	$1.42	$1.45	$—	$(1.29)	$—	$(1.29)	$0.00	$—	$8.33	19.05%[g]	$12.7	1.21%	1.11%	0.38%	61%
8/31/2013	$7.67	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—	$—	$8.17	12.80%	$38.4	1.16%	1.11%	0.42%	66%
8/31/2012	$7.37	$0.00	$0.63	$0.63	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.67	9.13%	$67.1	1.16%	1.11%	0.06%	116%
8/31/2011	$6.18	$(0.01)	$1.20	$1.19	$(0.00)	$—	$—	$(0.00)	$—	$—	$7.37	19.30%	$40.2	1.19%	1.11%	(0.09%)	101%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Disciplined Growth Fund (cont'd)
Class C
8/31/2015	$8.03	$(0.03)	$(0.17)	$(0.20)	$—	$(4.32)	$—	$(4.32)	$—	$—	$3.51	(2.79%)	$9.9	2.16%	1.88%	(0.61%)	77%
8/31/2014	$7.93	$(0.03)	$1.38	$1.35	$—	$(1.25)	$—	$(1.25)	$0.00	$—	$8.03	18.29%[g]	$22.9	1.96%	1.86%	(0.34%)	61%
8/31/2013	$7.48	$(0.03)	$0.87	$0.84	$(0.02)	$(0.37)	$—	$(0.39)	$—	$—	$7.93	11.93%	$24.8	1.91%	1.86%	(0.34%)	66%
8/31/2012	$7.26	$(0.05)	$0.60	$0.55	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.48	8.14%	$33.4	1.90%	1.86%	(0.67%)	116%
8/31/2011	$6.12	$(0.06)	$1.20	$1.14	$—	$—	$—	$—	$—	$—	$7.26	18.63%	$37.0	1.92%	1.86%	(0.83%)	101%
Class R3
8/31/2015	$8.27	$(0.00)	$(0.17)	$(0.17)	$—	$(4.32)	$—	$(4.32)	$—	$—	$3.78	(2.05%)	$0.2	1.84%	1.38%	(0.10%)	77%
8/31/2014	$8.10	$0.01	$1.41	$1.42	$—	$(1.25)	$—	$(1.25)	$0.00	$—	$8.27	18.82%[g]	$0.2	1.60%	1.36%	0.12%	61%
8/31/2013	$7.61	$0.01	$0.88	$0.89	$(0.03)	$(0.37)	$—	$(0.40)	$—	$—	$8.10	12.48%	$0.4	1.45%	1.36%	0.17%	66%
8/31/2012	$7.34	$(0.01)	$0.61	$0.60	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.61	8.75%	$0.3	1.44%	1.36%	(0.18%)	116%
8/31/2011	$6.16	$(0.02)	$1.20	$1.18	$—	$—	$—	$—	$—	$—	$7.34	19.16%	$0.3	1.48%	1.36%	(0.29%)	101%
Large Cap Value Fund
Investor Class
8/31/2015	$33.92	$0.33	$(2.51)	$(2.18)	$(0.29)	$(3.99)	$—	$(4.28)	$—	$—	$27.46	(7.19%)	$1,045.6	0.86%	0.86%	1.08%	153%
8/31/2014	$32.40	$0.34	$6.62	$6.96	$(0.42)	$(5.02)	$—	$(5.44)	$0.00	$—	$33.92	23.57%[g]	$1,238.3	0.85%	0.85%	1.04%	104%
8/31/2013	$26.46	$0.36	$5.94	$6.30	$(0.36)	$—	$—	$(0.36)	$—	$—	$32.40	24.05%	$1,149.7	0.86%	0.86%	1.19%	159%
8/31/2012	$24.97	$0.30	$1.30	$1.60	$(0.11)	$—	$—	$(0.11)	$—	$—	$26.46	6.47%	$1,057.1	0.87%	0.87%	1.20%	171%
8/31/2011	$22.03	$0.11	$2.86	$2.97	$(0.03)	$—	$—	$(0.03)	$—	$—	$24.97	13.48%	$1,171.4	0.85%	0.85%	0.42%	41%
Trust Class
8/31/2015	$24.54	$0.19	$(1.74)	$(1.55)	$(0.26)	$(3.99)	$—	$(4.25)	$—	$—	$18.74	(7.40%)	$108.2	1.05%	1.05%	0.88%	153%
8/31/2014	$24.80	$0.20	$4.93	$5.13	$(0.37)	$(5.02)	$—	$(5.39)	$0.00	$—	$24.54	23.36%[g]	$141.1	1.05%	1.05%	0.83%	104%
8/31/2013	$20.30	$0.23	$4.54	$4.77	$(0.27)	$—	$—	$(0.27)	$—	$—	$24.80	23.76%	$156.6	1.06%	1.06%	1.01%	159%
8/31/2012	$19.15	$0.19	$1.00	$1.19	$(0.04)	$—	$—	$(0.04)	$—	$—	$20.30	6.26%	$209.6	1.05%	1.05%	0.97%	171%
8/31/2011	$16.90	$0.04	$2.21	$2.25	$(0.00)	$—	$—	$(0.00)	$—	$—	$19.15	13.32%	$424.9	1.04%	1.04%	0.22%	41%
Advisor Class
8/31/2015	$20.12	$0.12	$(1.37)	$(1.25)	$(0.25)	$(3.99)	$—	$(4.24)	$—	$—	$14.63	(7.55%)	$162.3	1.20%	1.20%	0.73%	153%
8/31/2014	$21.23	$0.14	$4.12	$4.26	$(0.35)	$(5.02)	$—	$(5.37)	$0.00	$—	$20.12	23.17%[g]	$216.1	1.20%	1.20%	0.69%	104%
8/31/2013	$17.46	$0.17	$3.89	$4.06	$(0.29)	$—	$—	$(0.29)	$—	$—	$21.23	23.58%	$205.3	1.21%	1.21%	0.86%	159%
8/31/2012	$16.50	$0.14	$0.87	$1.01	$(0.05)	$—	$—	$(0.05)	$—	$—	$17.46	6.13%	$220.0	1.20%	1.20%	0.84%	171%
8/31/2011	$14.59	$0.01	$1.90	$1.91	$—	$—	$—	$—	$—	$—	$16.50	13.09%	$308.9	1.19%	1.19%	0.07%	41%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Institutional Class
8/31/2015	$34.11	$0.37	$(2.51)	$(2.14)	$(0.34)	$(3.99)	$—	$(4.33)	$—	$—	$27.64	(7.03%)	$86.4	0.70%	0.70%§	1.19%	153%
8/31/2014	$32.56	$0.39	$6.65	$7.04	$(0.47)	$(5.02)	$—	$(5.49)	$0.00	$—	$34.11	23.74%[g]	$143.5	0.70%	0.70%§	1.18%	104%
8/31/2013	$26.59	$0.41	$5.97	$6.38	$(0.41)	$—	$—	$(0.41)	$—	$—	$32.56	24.26%	$113.2	0.70%	0.70%	1.36%	159%
8/31/2012	$25.11	$0.34	$1.30	$1.64	$(0.16)	$—	$—	$(0.16)	$—	$—	$26.59	6.61%	$103.0	0.70%	0.70%	1.35%	171%
8/31/2011	$22.15	$0.17	$2.87	$3.04	$(0.08)	$—	$—	$(0.08)	$—	$—	$25.11	13.69%	$200.6	0.69%	0.69%	0.61%	41%
Class A
8/31/2015	$24.55	$0.20	$(1.76)	$(1.56)	$(0.26)	$(3.99)	$—	$(4.25)	$—	$—	$18.74	(7.44%)	$2.9	1.09%	1.09%	0.96%	153%
8/31/2014	$24.83	$0.19	$4.94	$5.13	$(0.39)	$(5.02)	$—	$(5.41)	$0.00	$—	$24.55	23.31%[g]	$2.7	1.08%	1.08%§	0.78%	104%
8/31/2013	$20.07	$0.22	$4.54	$4.76	$—	$—	$—	$—	$—	$—	$24.83	23.72%	$1.6	1.11%	1.11%	0.97%	159%
8/31/2012	$19.06	$0.20	$0.97	$1.17	$(0.16)	$—	$—	$(0.16)	$—	$—	$20.07	6.24%	$2.0	1.07%	1.07%§	1.03%	171%
8/31/2011	$16.90	$0.06	$2.18	$2.24	$(0.08)	$—	$—	$(0.08)	$—	$—	$19.06	13.20%	$1.4	1.29%	1.11%	0.30%	41%
Class C
8/31/2015	$19.40	$0.02	$(1.32)	$(1.30)	$(0.17)	$(3.99)	$—	$(4.16)	$—	$—	$13.94	(8.11%)	$2.7	1.82%	1.82%§	0.11%	153%
8/31/2014	$20.73	$0.00	$4.01	$4.01	$(0.32)	$(5.02)	$—	$(5.34)	$0.00	$—	$19.40	22.37%[g]	$3.0	1.86%	1.86%§	0.03%	104%
8/31/2013	$17.19	$0.02	$3.85	$3.87	$(0.33)	$—	$—	$(0.33)	$—	$—	$20.73	22.87%	$1.2	1.86%	1.86%§	0.10%	159%
8/31/2012	$16.31	$0.05	$0.83	$0.88	$—	$—	$—	$—	$—	$—	$17.19	5.40%	$0.2	2.04%	1.86%	0.27%	171%
8/31/2011	$14.57	$(0.10)	$1.90	$1.80	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.31	12.32%	$0.1	4.61%	1.86%	(0.56%)	41%
Class R3
8/31/2015	$20.32	$0.09	$(1.38)	$(1.29)	$(0.22)	$(3.99)	$—	$(4.21)	$—	$—	$14.82	(7.64%)	$0.1	1.51%	1.36%	0.53%	153%
8/31/2014	$21.41	$0.11	$4.16	$4.27	$(0.34)	$(5.02)	$—	$(5.36)	$0.00	$—	$20.32	22.94%[g]	$0.1	1.43%	1.36%	0.53%	104%
8/31/2013	$17.34	$0.09	$3.98	$4.07	$—	$—	$—	$—	$—	$—	$21.41	23.47%	$0.1	1.42%	1.36%	0.46%	159%
8/31/2012	$16.41	$0.15	$0.82	$0.97	$(0.04)	$—	$—	$(0.04)	$—	$—	$17.34	5.95%	$0.6	1.39%	1.36%	0.93%	171%
8/31/2011	$14.58	$(0.01)	$1.90	$1.89	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.41	12.93%	$0.0	6.07%	1.36%	(0.08%)	41%
Mid Cap Growth Fund
Investor Class
8/31/2015	$14.65	$(0.07)	$1.47	$1.40	$—	$(1.76)	$—	$(1.76)	$—	$—	$14.29	10.74%	$437.5	0.92%	0.92%	(0.50%)	50%
8/31/2014	$13.35	$(0.07)	$2.34	$2.27	$—	$(0.97)	$—	$(0.97)	$0.00	$—	$14.65	17.54%[g]	$415.6	0.93%	0.93%	(0.47%)	63%
8/31/2013	$11.98	$(0.04)	$2.08	$2.04	$—	$(0.67)	$—	$(0.67)	$—	$—	$13.35	18.03%	$377.8	0.98%	0.98%	(0.30%)	46%
8/31/2012	$10.84	$(0.06)	$1.22	$1.16	$—	$(0.02)	$—	$(0.02)	$—	$—	$11.98	10.73%	$347.9	1.01%	1.01%	(0.51%)	40%
8/31/2011	$8.43	$(0.05)	$2.46	$2.41	$—	$—	$—	$—	$—	$—	$10.84	28.59%	$335.5	1.02%	1.02%	(0.45%)	49%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Trust Class
8/31/2015	$23.33	$(0.14)	$2.47	$2.33	$—	$(1.76)	$—	$(1.76)	$—	$—	$23.90	10.73%	$91.7	0.99%	0.99%	(0.58%)	50%
8/31/2014	$20.75	$(0.12)	$3.66	$3.54	$—	$(0.96)	$—	$(0.96)	$0.00	$—	$23.33	17.40%[g]	$69.6	1.00%	1.00%	(0.54%)	63%
8/31/2013	$18.23	$(0.07)	$3.24	$3.17	$—	$(0.65)	$—	$(0.65)	$—	$—	$20.75	18.02%	$54.9	1.04%	1.04%	(0.38%)	46%
8/31/2012	$16.48	$(0.10)	$1.85	$1.75	$—	$(0.00)	$—	$(0.00)	$—	$—	$18.23	10.65%	$39.9	1.05%	1.05%	(0.55%)	40%
8/31/2011	$12.83	$(0.08)	$3.73	$3.65	$—	$—	$—	$—	$—	$—	$16.48	28.45%	$28.1	1.07%	1.07%	(0.52%)	49%
Advisor Class
8/31/2015	$23.77	$(0.20)	$2.50	$2.30	$—	$(1.76)	$—	$(1.76)	$—	$—	$24.31	10.39%	$10.7	1.25%	1.25%	(0.84%)	50%
8/31/2014	$21.13	$(0.18)	$3.74	$3.56	$—	$(0.92)	$—	$(0.92)	$0.00	$—	$23.77	17.16%[g]	$10.3	1.26%	1.26%	(0.81%)	63%
8/31/2013	$18.54	$(0.12)	$3.29	$3.17	$—	$(0.58)	$—	$(0.58)	$—	$—	$21.13	17.64%	$11.7	1.30%	1.30%	(0.62%)	46%
8/31/2012	$16.82	$(0.17)	$1.89	$1.72	$—	$—	$—	$—	$—	$—	$18.54	10.23%	$10.2	1.44%	1.44%§	(0.95%)	40%
8/31/2011	$13.14	$(0.16)	$3.84	$3.68	$—	$—	$—	$—	$—	$—	$16.82	28.01%	$9.0	1.50%	1.50%§	(0.95%)	49%
Institutional Class
8/31/2015	$14.89	$(0.05)	$1.51	$1.46	$—	$(1.76)	$—	$(1.76)	$—	$—	$14.59	10.98%	$423.3	0.75%	0.75%§	(0.34%)	50%
8/31/2014	$13.56	$(0.04)	$2.37	$2.33	$—	$(1.00)	$—	$(1.00)	$0.00	$—	$14.89	17.74%[g]	$382.5	0.75%	0.75%	(0.29%)	63%
8/31/2013	$12.16	$(0.01)	$2.11	$2.10	$—	$(0.70)	$—	$(0.70)	$—	$—	$13.56	18.32%	$258.6	0.79%	0.75%	(0.07%)	46%
8/31/2012	$11.01	$(0.03)	$1.23	$1.20	$—	$(0.05)	$—	$(0.05)	$—	$—	$12.16	10.96%	$174.2	0.79%	0.75%	(0.26%)	40%
8/31/2011	$8.54	$(0.02)	$2.49	$2.47	$—	$—	$—	$—	$—	$—	$11.01	28.92%	$113.8	0.81%	0.75%	(0.21%)	49%
Class A
8/31/2015	$23.32	$(0.16)	$2.45	$2.29	$—	$(1.76)	$—	$(1.76)	$—	$—	$23.85	10.55%	$102.3	1.11%	1.11%§	(0.69%)	50%
8/31/2014	$20.74	$(0.15)	$3.67	$3.52	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$23.32	17.33%[g]	$100.7	1.13%	1.11%	(0.65%)	63%
8/31/2013	$18.23	$(0.08)	$3.23	$3.15	$—	$(0.64)	$—	$(0.64)	$—	$—	$20.74	17.91%	$89.0	1.18%	1.11%	(0.44%)	46%
8/31/2012	$16.49	$(0.11)	$1.86	$1.75	$—	$(0.01)	$—	$(0.01)	$—	$—	$18.23	10.61%	$63.2	1.17%	1.11%	(0.62%)	40%
8/31/2011	$12.84	$(0.09)	$3.74	$3.65	$—	$—	$—	$—	$—	$—	$16.49	28.43%	$25.2	1.19%	1.11%	(0.56%)	49%
Class C
8/31/2015	$23.35	$(0.34)	$2.45	$2.11	$—	$(1.76)	$—	$(1.76)	$—	$—	$23.70	9.72%	$8.4	1.88%	1.86%	(1.45%)	50%
8/31/2014	$20.81	$(0.31)	$3.68	$3.37	$—	$(0.83)	$—	$(0.83)	$0.00	$—	$23.35	16.46%[g]	$6.0	1.91%	1.86%	(1.40%)	63%
8/31/2013	$18.31	$(0.23)	$3.26	$3.03	$—	$(0.53)	$—	$(0.53)	$—	$—	$20.81	17.05%	$4.4	1.95%	1.86%	(1.20%)	46%
8/31/2012	$16.68	$(0.24)	$1.87	$1.63	$—	$—	$—	$—	$—	$—	$18.31	9.77%	$2.4	1.98%	1.86%	(1.36%)	40%
8/31/2011	$13.09	$(0.23)	$3.82	$3.59	$—	$—	$—	$—	$—	$—	$16.68	27.43%	$0.6	2.04%	1.86%	(1.36%)	49%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class R3
8/31/2015	$23.79	$(0.23)	$2.51	$2.28	$—	$(1.76)	$—	$(1.76)	$—	$—	$24.31	10.29%	$12.7	1.37%	1.36%	(0.95%)	50%
8/31/2014	$21.16	$(0.21)	$3.75	$3.54	$—	$(0.91)	$—	$(0.91)	$0.00	$—	$23.79	17.02%[g]	$8.3	1.38%	1.36%	(0.90%)	63%
8/31/2013	$18.61	$(0.13)	$3.30	$3.17	$—	$(0.62)	$—	$(0.62)	$—	$—	$21.16	17.63%	$5.6	1.43%	1.36%	(0.68%)	46%
8/31/2012	$16.87	$(0.16)	$1.90	$1.74	$—	$—	$—	$—	$—	$—	$18.61	10.31%	$3.0	1.45%	1.36%	(0.89%)	40%
8/31/2011	$13.17	$(0.16)	$3.86	$3.70	$—	$—	$—	$—	$—	$—	$16.87	28.09%	$0.5	1.50%	1.36%	(0.91%)	49%
Class R6
8/31/2015	$14.91	$(0.04)	$1.51	$1.47	$—	$(1.76)	$—	$(1.76)	$—	$—	$14.62	11.04%	$88.6	0.67%	0.67%§	(0.26%)	50%
8/31/2014	$13.57	$(0.03)	$2.38	$2.35	$—	$(1.01)	$—	$(1.01)	$0.00	$—	$14.91	17.89%[g]	$22.5	0.68%	0.68%	(0.21%)	63%
Period from 3/15/2013^ to 8/31/2013	$12.77	$(0.01)	$0.81	$0.80	$—	$—	$—	$—	$—	$—	$13.57	6.26%**	$0.1	7.22%*	0.68%*	(0.13%)*	46	%Ø
Mid Cap Intrinsic Value Fund
Investor Class
8/31/2015	$23.56	$0.08	$(0.36)	$(0.28)	$(0.21)	$(2.08)	$—	$(2.29)	$—	$—	$20.99	(1.09%)	$42.1	1.24%	1.05%	0.37%	50%
8/31/2014	$20.29	$0.26	$4.20	$4.46	$(0.32)	$(0.87)	$—	$(1.19)	$0.00	$—	$23.56	22.84%[g]	$43.4	1.31%	0.98%	1.21%	34%
8/31/2013	$15.90	$0.26	$4.25	$4.51	$(0.12)	$—	$—	$(0.12)	$—	$—	$20.29	28.58%	$45.9	1.40%	1.09%	1.45%	33%
8/31/2012	$14.18	$0.10	$1.68	$1.78	$(0.06)	$—	$—	$(0.06)	$—	$—	$15.90	12.62%	$46.0	1.39%	1.18%	0.69%	118%
8/31/2011	$12.26	$0.06	$1.88	$1.94	$(0.02)	$—	$—	$(0.02)	$—	$—	$14.18	15.79%	$46.5	1.33%	1.22%	0.38%	27%
Trust Class
8/31/2015	$20.24	$0.03	$(0.32)	$(0.29)	$(0.16)	$(2.08)	$—	$(2.24)	$—	$—	$17.71	(1.31%)	$11.9	1.48%	1.25%	0.17%	50%
8/31/2014	$17.61	$0.18	$3.61	$3.79	$(0.29)	$(0.87)	$—	$(1.16)	$0.00	$—	$20.24	22.47%[g]	$14.4	1.57%	1.25%§	0.97%	34%
8/31/2013	$13.82	$0.20	$3.70	$3.90	$(0.11)	$—	$—	$(0.11)	$—	$—	$17.61	28.45%	$13.0	1.66%	1.25%	1.26%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$—	$13.82	12.51%	$18.4	1.60%	1.25%	0.61%	118%
8/31/2011	$10.68	$0.04	$1.63	$1.67	$(0.01)	$—	$—	$(0.01)	$—	$—	$12.34	15.66%	$24.1	1.54%	1.26%	0.33%	27%
Institutional Class
8/31/2015	$23.59	$0.13	$(0.37)	$(0.24)	$(0.25)	$(2.08)	$—	$(2.33)	$—	$—	$21.02	(0.90%)	$34.0	1.07%	0.85%	0.59%	50%
8/31/2014	$20.33	$0.33	$4.17	$4.50	$(0.37)	$(0.87)	$—	$(1.24)	$0.00	$—	$23.59	22.99%[g]	$18.0	1.17%	0.85%§	1.48%	34%
8/31/2013	$15.93	$0.31	$4.26	$4.57	$(0.17)	$—	$—	$(0.17)	$—	$—	$20.33	28.96%	$4.6	1.23%	0.85%	1.73%	33%
8/31/2012	$14.22	$0.15	$1.67	$1.82	$(0.11)	$—	$—	$(0.11)	$—	$—	$15.93	12.94%	$4.4	1.19%	0.85%	1.01%	118%
8/31/2011	$12.28	$0.11	$1.89	$2.00	$(0.06)	$—	$—	$(0.06)	$—	$—	$14.22	16.26%	$3.5	1.16%	0.86%	0.67%	27%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class A
8/31/2015	$20.24	$0.04	$(0.32)	$(0.28)	$(0.18)	$(2.08)	$—	$(2.26)	$—	$—	$17.70	(1.25%)	$14.8	1.47%	1.21%	0.20%	50%
8/31/2014	$17.60	$0.18	$3.63	$3.81	$(0.30)	$(0.87)	$—	$(1.17)	$0.00	$—	$20.24	22.60%[g]	$5.2	1.53%	1.21%§	0.96%	34%
8/31/2013	$13.82	$0.23	$3.67	$3.90	$(0.12)	$—	$—	$(0.12)	$—	$—	$17.60	28.43%	$2.7	1.65%	1.21%	1.45%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$—	$13.82	12.56%	$3.8	1.61%	1.21%	0.63%	118%
8/31/2011	$10.68	$0.05	$1.63	$1.68	$(0.02)	$—	$—	$(0.02)	$—	$—	$12.34	15.70%	$1.2	1.91%	1.22%	0.37%	27%
Class C
8/31/2015	$20.00	$(0.10)	$(0.31)	$(0.41)	$(0.06)	$(2.08)	$—	$(2.14)	$—	$—	$17.45	(2.02%)	$3.5	2.20%	1.96%	(0.53%)	50%
8/31/2014	$17.44	$0.05	$3.58	$3.63	$(0.20)	$(0.87)	$—	$(1.07)	$0.00	$—	$20.00	21.64%[g]	$1.9	2.28%	1.96%§	0.24%	34%
8/31/2013	$13.69	$0.09	$3.67	$3.76	$(0.01)	$—	$—	$(0.01)	$—	$—	$17.44	27.51%	$1.3	2.35%	1.96%	0.54%	33%
8/31/2012	$12.25	$(0.01)	$1.45	$1.44	$—	$—	$—	$—	$—	$—	$13.69	11.76%	$0.4	2.43%	1.96%	(0.09%)	118%
8/31/2011	$10.66	$(0.04)	$1.63	$1.59	$—	$—	$—	$—	$—	$—	$12.25	14.92%	$0.1	3.97%	1.97%	(0.31%)	27%
Class R3
8/31/2015	$20.23	$0.00	$(0.32)	$(0.32)	$(0.13)	$(2.08)	$—	$(2.21)	$—	$—	$17.70	(1.49%)	$1.2	1.73%	1.46%	0.03%	50%
8/31/2014	$17.59	$0.15	$3.61	$3.76	$(0.25)	$(0.87)	$—	$(1.12)	$0.00	$—	$20.23	22.23%[g]	$0.4	1.80%	1.46%	0.80%	34%
8/31/2013	$13.80	$0.14	$3.73	$3.87	$(0.08)	$—	$—	$(0.08)	$—	$—	$17.59	28.22%	$0.8	1.86%	1.46%	0.85%	33%
8/31/2012	$12.32	$0.05	$1.46	$1.51	$(0.03)	$—	$—	$(0.03)	$—	$—	$13.80	12.25%	$0.2	1.88%	1.46%	0.41%	118%
8/31/2011	$10.67	$0.04	$1.61	$1.65	$—	$—	$—	$—	$—	$—	$12.32	15.46%	$0.2	6.06%	1.47%	0.32%	27%
Multi-Cap Opportunities Fund
Institutional Class
8/31/2015	$16.27	$0.13	$(0.43)	$(0.30)	$(0.15)	$(0.51)	$—	$(0.66)	$—	$—	$15.31	(1.80%)	$2,191.4	0.73%	0.73%	0.84%	27%
8/31/2014	$13.56	$0.16	$2.88	$3.04	$(0.11)	$(0.22)	$—	$(0.33)	$0.00	$—	$16.27	22.65%[g]	$2,566.4	0.74%	0.74%	1.06%	17%
8/31/2013	$10.76	$0.17	$2.86	$3.03	$(0.14)	$(0.09)	$—	$(0.23)	$—	$—	$13.56	28.57%	$1,430.7	0.85%	0.85%§	1.38%	11%
8/31/2012	$9.59	$0.17	$1.27	$1.44	$(0.02)	$(0.25)	$—	$(0.27)	$—	$—	$10.76	15.56%	$465.5	1.00%	1.00%§	1.70%	29%
8/31/2011	$8.03	$0.06	$1.55	$1.61	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.59	20.09%	$91.0	1.21%	1.01%^^	0.64%	105%
Class A
8/31/2015	$16.13	$0.07	$(0.43)	$(0.36)	$(0.08)	$(0.51)	$—	$(0.59)	$—	$—	$15.18	(2.16%)	$102.8	1.10%	1.10%	0.47%	27%
8/31/2014	$13.48	$0.11	$2.85	$2.96	$(0.09)	$(0.22)	$—	$(0.31)	$0.00	$—	$16.13	22.17%[g]	$143.1	1.10%	1.10%	0.71%	17%
8/31/2013	$10.70	$0.12	$2.86	$2.98	$(0.11)	$(0.09)	$—	$(0.20)	$—	$—	$13.48	28.22%	$51.6	1.18%	1.18%§	0.91%	11%
8/31/2012	$9.56	$0.13	$1.27	$1.40	$(0.01)	$(0.25)	$—	$(0.26)	$—	$—	$10.70	15.13%	$2.8	1.36%	1.36%§	1.29%	29%
8/31/2011	$8.02	$0.03	$1.53	$1.56	$(0.02)	$—	$—	$(0.02)	$—	$—	$9.56	19.48%	$0.2	1.69%	1.37%^^	0.28%	105%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Cap Opportunities Fund (cont'd)
Class C
8/31/2015	$15.71	$(0.04)	$(0.41)	$(0.45)	$(0.02)	$(0.51)	$—	$(0.53)	$—	$—	$14.73	(2.84%)	$46.1	1.84%	1.84%	(0.27%)	27%
8/31/2014	$13.20	$(0.00)	$2.79	$2.79	$(0.06)	$(0.22)	$—	$(0.28)	$0.00	$—	$15.71	21.30%[g]	$50.5	1.85%	1.85%	(0.01%)	17%
8/31/2013	$10.52	$0.01	$2.81	$2.82	$(0.05)	$(0.09)	$—	$(0.14)	$—	$—	$13.20	27.10%	$8.3	2.05%	2.05%§	0.04%	11%
8/31/2012	$9.47	$0.07	$1.23	$1.30	$—	$(0.25)	$—	$(0.25)	$—	$—	$10.52	14.22%	$0.4	2.14%	2.11%	0.70%	29%
8/31/2011	$7.97	$(0.05)	$1.55	$1.50	$—	$—	$—	$—	$—	$—	$9.47	18.82%	$0.2	2.43%	2.12%^^	(0.50%)	105%
Real Estate Fund
Trust Class
8/31/2015	$14.70	$0.18	$(0.37)	$(0.19)	$(0.18)	$(0.73)	$—	$(0.91)	$—	$—	$13.60	(1.54%)	$250.8	1.39%	1.04%	1.24%	33%
8/31/2014	$12.96	$0.16	$2.56	$2.72	$(0.17)	$(0.81)	$—	$(0.98)	$0.00	$—	$14.70	22.36%[g]	$314.3	1.41%	1.04%	1.19%	36%
8/31/2013	$13.82	$0.15	$(0.50)	$(0.35)	$(0.15)	$(0.36)	$—	$(0.51)	$—	$—	$12.96	(2.60%)	$319.9	1.43%	1.04%	1.09%	33%
8/31/2012	$11.80	$0.14	$2.12	$2.26	$(0.19)	$(0.05)	$—	$(0.24)	$—	$—	$13.82	19.53%	$288.9	1.47%	1.03%	1.10%	29%
8/31/2011	$10.23	$0.09	$1.68	$1.77	$(0.21)	$—	$—	$(0.21)	$—	$0.01	$11.80	17.53%	$216.3	1.55%	0.99%	0.75%	28%
Institutional Class
8/31/2015	$14.74	$0.21	$(0.37)	$(0.16)	$(0.21)	$(0.73)	$—	$(0.94)	$—	$—	$13.64	(1.34%)	$336.5	1.03%	0.85%	1.42%	33%
8/31/2014	$12.99	$0.18	$2.57	$2.75	$(0.19)	$(0.81)	$—	$(1.00)	$0.00	$—	$14.74	22.63%[g]	$463.5	1.05%	0.85%	1.35%	36%
8/31/2013	$13.86	$0.17	$(0.51)	$(0.34)	$(0.17)	$(0.36)	$—	$(0.53)	$—	$—	$12.99	(2.48%)	$366.4	1.07%	0.85%	1.23%	33%
8/31/2012	$11.83	$0.15	$2.14	$2.29	$(0.21)	$(0.05)	$—	$(0.26)	$—	$—	$13.86	19.77%	$228.6	1.10%	0.85%	1.21%	29%
8/31/2011	$10.25	$0.10	$1.71	$1.81	$(0.23)	$—	$—	$(0.23)	$—	$0.00	$11.83	17.77%	$117.1	1.16%	0.85%	0.81%	28%
Class A
8/31/2015	$14.69	$0.15	$(0.35)	$(0.20)	$(0.16)	$(0.73)	$—	$(0.89)	$—	$—	$13.60	(1.65%)	$137.0	1.41%	1.21%	1.04%	33%
8/31/2014	$12.95	$0.14	$2.55	$2.69	$(0.14)	$(0.81)	$—	$(0.95)	$0.00	$—	$14.69	22.17%[g]	$171.9	1.43%	1.21%	1.02%	36%
8/31/2013	$13.82	$0.12	$(0.51)	$(0.39)	$(0.12)	$(0.36)	$—	$(0.48)	$—	$—	$12.95	(2.82%)	$164.5	1.47%	1.21%	0.84%	33%
8/31/2012	$11.80	$0.11	$2.13	$2.24	$(0.17)	$(0.05)	$—	$(0.22)	$—	$—	$13.82	19.33%	$78.3	1.51%	1.21%	0.86%	29%
8/31/2011	$10.23	$0.04	$1.72	$1.76	$(0.19)	$—	$—	$(0.19)	$—	$0.00	$11.80	17.33%	$36.3	1.60%	1.21%	0.33%	28%
Class C
8/31/2015	$14.68	$0.04	$(0.35)	$(0.31)	$(0.04)	$(0.73)	$—	$(0.77)	$—	$—	$13.60	(2.38%)	$29.9	2.17%	1.96%	0.30%	33%
8/31/2014	$12.94	$0.04	$2.55	$2.59	$(0.04)	$(0.81)	$—	$(0.85)	$0.00	$—	$14.68	21.24%[g]	$40.4	2.20%	1.96%	0.26%	36%
8/31/2013	$13.81	$0.02	$(0.50)	$(0.48)	$(0.03)	$(0.36)	$—	$(0.39)	$—	$—	$12.94	(3.52%)	$39.7	2.24%	1.96%	0.11%	33%
8/31/2012	$11.80	$0.01	$2.14	$2.15	$(0.09)	$(0.05)	$—	$(0.14)	$—	$—	$13.81	18.40%	$20.7	2.28%	1.96%	0.09%	29%
8/31/2011	$10.24	$(0.05)	$1.73	$1.68	$(0.12)	$—	$—	$(0.12)	$—	$0.00	$11.80	16.44%	$8.3	2.37%	1.96%	(0.46%)	28%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class R3
8/31/2015	$14.68	$0.12	$(0.37)	$(0.25)	$(0.12)	$(0.73)	$—	$(0.85)	$—	$—	$13.58	(1.94%)		$22.4	1.66%	1.46%	0.81%	33%
8/31/2014	$12.94	$0.10	$2.56	$2.66	$(0.11)	$(0.81)	$—	$(0.92)	$0.00	$—	$14.68	21.89%[g]		$23.5	1.67%	1.46%	0.71%	36%
8/31/2013	$13.81	$0.08	$(0.50)	$(0.42)	$(0.09)	$(0.36)	$—	$(0.45)	$—	$—	$12.94	(3.04%)		$15.2	1.70%	1.46%	0.56%	33%
8/31/2012	$11.80	$0.05	$2.17	$2.22	$(0.16)	$(0.05)	$—	$(0.21)	$—	$—	$13.81	19.07%		$4.8	1.74%	1.46%	0.41%	29%
8/31/2011	$10.23	$(0.01)	$1.74	$1.73	$(0.16)	$—	$—	$(0.16)	$—	$0.00	$11.80	17.00%		$0.3	2.81%	1.46%	(0.06%)	28%
Class R6
8/31/2015	$14.74	$0.21	$(0.36)	$(0.15)	$(0.22)	$(0.73)	$—	$(0.95)	$—	$—	$13.64	(1.26%)		$29.9	0.97%	0.78%	1.40%	33%
8/31/2014	$12.99	$0.18	$2.59	$2.77	$(0.21)	$(0.81)	$—	$(1.02)	$0.00	$—	$14.74	22.72%[g]		$26.3	0.98%	0.78%	1.33%	36%
Period from 3/15/2013^ to 8/31/2013	$14.11	$0.06	$(1.04)	$(0.98)	$(0.02)	$(0.12)	$—	$(0.14)	$—	$—	$12.99	(6.96	%)**	$8.3	1.11%*	0.78%*	0.95%*	33	%Ø
Small Cap Growth Fund
Investor Class
8/31/2015	$27.44	$(0.28)	$2.34	$2.06	$—	$—	$—	$—	$—	$—	$29.50	7.51%		$49.3	1.67%	1.21%	(0.96%)	336%
8/31/2014	$24.16	$(0.23)	$3.51	$3.28	$—	$—	$—	$—	$0.00	$—	$27.44	13.58%[g]		$50.7	1.67%	1.21%	(0.85%)	284%
8/31/2013	$19.49	$(0.15)	$4.82	$4.67	$—	$—	$—	$—	$—	$—	$24.16	23.96%		$48.8	1.64%	1.22%	(0.72%)	249%
8/31/2012	$17.74	$(0.17)	$1.92	$1.75	$—	$—	$—	$—	$—	$—	$19.49	9.86%		$60.1	1.58%	1.21%	(0.92%)	294%
8/31/2011	$13.68	$(0.16)	$4.22	$4.06	$—	$—	$—	$—	$—	$—	$17.74	29.68%		$63.6	1.49%	1.15%	(0.88%)	185%
Trust Class
8/31/2015	$29.72	$(0.37)	$2.54	$2.17	$—	$—	$—	$—	$—	$—	$31.89	7.30%		$5.3	1.86%	1.40%	(1.15%)	336%
8/31/2014	$26.22	$(0.30)	$3.80	$3.50	$—	$—	$—	$—	$0.00	$—	$29.72	13.35%[g]		$5.5	1.95%	1.40%	(1.02%)	284%
8/31/2013	$21.19	$(0.20)	$5.23	$5.03	$—	$—	$—	$—	$—	$—	$26.22	23.74%		$7.2	1.83%	1.40%	(0.91%)	249%
8/31/2012	$19.32	$(0.22)	$2.09	$1.87	$—	$—	$—	$—	$—	$—	$21.19	9.68%		$15.8	1.77%	1.39%	(1.10%)	294%
8/31/2011	$14.93	$(0.21)	$4.60	$4.39	$—	$—	$—	$—	$—	$—	$19.32	29.40%		$19.3	1.67%	1.37%	(1.10%)	185%
Advisor Class
8/31/2015	$19.63	$(0.26)	$1.66	$1.40	$—	$—	$—	$—	$—	$—	$21.03	7.13%		$2.7	2.00%	1.51%	(1.26%)	336%
8/31/2014	$17.33	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$—	$19.63	13.27%[g]		$3.5	1.96%	1.51%	(1.15%)	284%
8/31/2013	$14.03	$(0.15)	$3.45	$3.30	$—	$—	$—	$—	$—	$—	$17.33	23.52%		$3.6	1.93%	1.52%	(1.00%)	249%
8/31/2012	$12.81	$(0.17)	$1.39	$1.22	$—	$—	$—	$—	$—	$—	$14.03	9.52%		$5.9	1.87%	1.58%	(1.28%)	294%
8/31/2011	$9.92	$(0.17)	$3.06	$2.89	$—	$—	$—	$—	$—	$—	$12.81	29.13%		$7.9	1.80%	1.60%	(1.33%)	185%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Institutional Class
8/31/2015	$27.92	$(0.20)	$2.39	$2.19	$—	$—	$—	$—	$—	$—	$30.11	7.84%	$20.7	1.44%	0.90%	(0.65%)	336%
8/31/2014	$24.51	$(0.15)	$3.56	$3.41	$—	$—	$—	$—	$0.00	$—	$27.92	13.91%[g]	$19.0	1.48%	0.90%	(0.54%)	284%
8/31/2013	$19.71	$(0.09)	$4.89	$4.80	$—	$—	$—	$—	$—	$—	$24.51	24.35%	$14.9	1.41%	0.90%	(0.41%)	249%
8/31/2012	$17.88	$(0.11)	$1.94	$1.83	$—	$—	$—	$—	$—	$—	$19.71	10.23%	$33.3	1.33%	0.90%	(0.58%)	294%
8/31/2011	$13.75	$(0.11)	$4.24	$4.13	$—	$—	$—	$—	$—	$—	$17.88	30.04%	$103.0	1.26%	0.90%	(0.63%)	185%
Class A
8/31/2015	$29.92	$(0.33)	$2.56	$2.23	$—	$—	$—	$—	$—	$—	$32.15	7.45%	$5.1	1.83%	1.26%	(1.01%)	336%
8/31/2014	$26.36	$(0.28)	$3.84	$3.56	$—	$—	$—	$—	$0.00	$—	$29.92	13.51%[g]	$4.4	1.81%	1.26%	(0.96%)	284%
8/31/2013	$21.27	$(0.19)	$5.28	$5.09	$—	$—	$—	$—	$—	$—	$26.36	23.93%	$2.4	1.83%	1.26%	(0.81%)	249%
8/31/2012	$19.36	$(0.19)	$2.10	$1.91	$—	$—	$—	$—	$—	$—	$21.27	9.87%	$1.1	1.79%	1.26%	(0.98%)	294%
8/31/2011	$14.95	$(0.20)	$4.61	$4.41	$—	$—	$—	$—	$—	$—	$19.36	29.50%	$1.2	1.78%	1.26%	(1.01%)	185%
Class C
8/31/2015	$19.16	$(0.36)	$1.64	$1.28	$—	$—	$—	$—	$—	$—	$20.44	6.68%	$2.3	2.58%	2.01%	(1.76%)	336%
8/31/2014	$17.01	$(0.32)	$2.47	$2.15	$—	$—	$—	$—	$0.00	$—	$19.16	12.64%[g]	$1.8	2.57%	2.01%	(1.68%)	284%
8/31/2013	$13.83	$(0.24)	$3.42	$3.18	$—	$—	$—	$—	$—	$—	$17.01	22.99%	$1.1	2.56%	2.01%	(1.58%)	249%
8/31/2012	$12.69	$(0.23)	$1.37	$1.14	$—	$—	$—	$—	$—	$—	$13.83	8.98%	$0.7	2.57%	2.01%	(1.73%)	294%
8/31/2011	$9.87	$(0.22)	$3.04	$2.82	$—	$—	$—	$—	$—	$—	$12.69	28.57%	$0.3	2.52%	2.01%	(1.72%)	185%
Class R3
8/31/2015	$19.67	$(0.27)	$1.69	$1.42	$—	$—	$—	$—	$—	$—	$21.09	7.22%	$1.0	2.15%	1.51%	(1.25%)	336%
8/31/2014	$17.37	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$—	$19.67	13.24%[g]	$0.5	2.16%	1.51%	(1.15%)	284%
8/31/2013	$14.06	$(0.16)	$3.47	$3.31	$—	$—	$—	$—	$—	$—	$17.37	23.54%	$0.4	2.15%	1.51%	(1.08%)	249%
8/31/2012	$12.83	$(0.17)	$1.40	$1.23	$—	$—	$—	$—	$—	$—	$14.06	9.59%	$0.2	2.12%	1.51%	(1.23%)	294%
8/31/2011	$9.93	$(0.16)	$3.06	$2.90	$—	$—	$—	$—	$—	$—	$12.83	29.20%	$0.1	2.05%	1.51%	(1.24%)	185%
Socially Responsive Fund
Investor Class
8/31/2015	$36.94	$0.27	$(0.12)	$0.15	$(0.26)	$(3.60)	$—	$(3.86)	$—	$—	$33.23	0.29%	$758.0	0.85%	0.85%	0.76%	28%
8/31/2014	$32.66	$0.31	$6.48	$6.79	$(0.30)	$(2.21)	$—	$(2.51)	$0.00	$—	$36.94	21.54%[g]	$821.1	0.86%	0.86%	0.87%	36%
8/31/2013	$26.48	$0.27	$6.09	$6.36	$(0.18)	$—	$—	$(0.18)	$—	$—	$32.66	24.18%	$825.2	0.87%	0.87%	0.91%	35%
8/31/2012	$24.61	$0.22	$1.77	$1.99	$(0.12)	$—	$—	$(0.12)	$—	$—	$26.48	8.13%	$724.3	0.89%	0.89%	0.86%	28%
8/31/2011	$20.58	$0.18	$3.88	$4.06	$(0.03)	$—	$—	$(0.03)	$—	$—	$24.61	19.74%	$648.1	0.90%	0.90%	0.69%	20%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund (cont'd)
Trust Class
8/31/2015	$24.24	$0.13	$(0.06)	$0.07	$(0.24)	$(3.60)	$—	$(3.84)	$—	$—	$20.47	0.12%	$318.3	1.03%	1.03%	0.58%	28%
8/31/2014	$22.20	$0.16	$4.34	$4.50	$(0.25)	$(2.21)	$—	$(2.46)	$0.00	$—	$24.24	21.32%[g]	$418.4	1.03%	1.03%	0.70%	36%
8/31/2013	$18.07	$0.15	$4.14	$4.29	$(0.16)	$—	$—	$(0.16)	$—	$—	$22.20	23.95%	$431.3	1.04%	1.04%	0.76%	35%
8/31/2012	$16.85	$0.11	$1.21	$1.32	$(0.10)	$—	$—	$(0.10)	$—	$—	$18.07	7.93%	$488.5	1.06%	1.06%	0.66%	28%
8/31/2011	$14.11	$0.09	$2.68	$2.77	$(0.03)	$—	$—	$(0.03)	$—	$—	$16.85	19.60%	$484.7	1.08%	1.08%	0.50%	20%
Institutional Class
8/31/2015	$37.00	$0.33	$(0.12)	$0.21	$(0.33)	$(3.60)	$—	$(3.93)	$—	$—	$33.28	0.46%	$714.8	0.67%	0.67%	0.94%	28%
8/31/2014	$32.70	$0.37	$6.49	$6.86	$(0.35)	$(2.21)	$—	$(2.56)	$0.00	$—	$37.00	21.76%[g]	$706.5	0.68%	0.68%	1.06%	36%
8/31/2013	$26.51	$0.33	$6.09	$6.42	$(0.23)	$—	$—	$(0.23)	$—	$—	$32.70	24.41%	$557.7	0.69%	0.69%	1.10%	35%
8/31/2012	$24.64	$0.26	$1.77	$2.03	$(0.16)	$—	$—	$(0.16)	$—	$—	$26.51	8.32%	$512.4	0.71%	0.71%	1.02%	28%
8/31/2011	$20.60	$0.21	$3.91	$4.12	$(0.08)	$—	$—	$(0.08)	$—	$—	$24.64	19.98%	$417.7	0.74%	0.74%§	0.82%	20%
Class A
8/31/2015	$24.06	$0.13	$(0.06)	$0.07	$(0.25)	$(3.60)	$—	$(3.85)	$—	$—	$20.28	0.11%	$140.9	1.05%	1.05%	0.57%	28%
8/31/2014	$22.05	$0.16	$4.30	$4.46	$(0.24)	$(2.21)	$—	$(2.45)	$0.00	$—	$24.06	21.28%[g]	$134.0	1.05%	1.05%	0.68%	36%
8/31/2013	$17.95	$0.14	$4.12	$4.26	$(0.16)	$—	$—	$(0.16)	$—	$—	$22.05	23.89%	$109.6	1.09%	1.09%§	0.67%	35%
8/31/2012	$16.77	$0.10	$1.21	$1.31	$(0.13)	$—	$—	$(0.13)	$—	$—	$17.95	7.89%	$83.1	1.11%	1.11%§	0.61%	28%
8/31/2011	$14.08	$0.07	$2.68	$2.75	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.77	19.54%	$75.9	1.14%	1.11%	0.42%	20%
Class C
8/31/2015	$23.57	$(0.04)	$(0.05)	$(0.09)	$(0.14)	$(3.60)	$—	$(3.74)	$—	$—	$19.74	(0.67%)	$52.2	1.79%	1.79%	(0.18%)	28%
8/31/2014	$21.63	$(0.01)	$4.22	$4.21	$(0.06)	$(2.21)	$—	$(2.27)	$0.00	$—	$23.57	20.42%[g]	$44.5	1.80%	1.80%	(0.05%)	36%
8/31/2013	$17.64	$(0.02)	$4.06	$4.04	$(0.05)	$—	$—	$(0.05)	$—	$—	$21.63	22.98%	$27.5	1.86%	1.86%§	(0.10%)	35%
8/31/2012	$16.52	$(0.02)	$1.19	$1.17	$(0.05)	$—	$—	$(0.05)	$—	$—	$17.64	7.08%	$16.7	1.87%	1.86%	(0.12%)	28%
8/31/2011	$13.94	$(0.06)	$2.66	$2.60	$(0.02)	$—	$—	$(0.02)	$—	$—	$16.52	18.63%	$12.9	1.89%	1.86%	(0.35%)	20%
Class R3
8/31/2015	$23.85	$0.07	$(0.05)	$0.02	$(0.20)	$(3.60)	$—	$(3.80)	$—	$—	$20.07	(0.12%)	$30.4	1.29%	1.29%	0.31%	28%
8/31/2014	$21.86	$0.10	$4.27	$4.37	$(0.17)	$(2.21)	$—	$(2.38)	$0.00	$—	$23.85	21.02%[g]	$32.2	1.29%	1.29%	0.45%	36%
8/31/2013	$17.81	$0.09	$4.09	$4.18	$(0.13)	$—	$—	$(0.13)	$—	$—	$21.86	23.64%	$25.3	1.30%	1.30%	0.46%	35%
8/31/2012	$16.68	$0.07	$1.19	$1.26	$(0.13)	$—	$—	$(0.13)	$—	$—	$17.81	7.65%	$17.9	1.33%	1.33%§	0.43%	28%
8/31/2011	$14.05	$0.01	$2.69	$2.70	$(0.07)	$—	$—	$(0.07)	$—	$—	$16.68	19.20%	$9.7	1.36%	1.36%§	0.08%	20%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Socially Responsive Fund (cont'd)
Class R6
8/31/2015	$37.03	$0.36	$(0.14)	$0.22	$(0.35)	$(3.60)	$—	$(3.95)	$—	$—	$33.30	0.51%		$222.4	0.60%		0.60%		1.02%		28%
8/31/2014	$32.71	$0.39	$6.51	$6.90	$(0.37)	$(2.21)	$—	$(2.58)	$0.00	$—	$37.03	21.88%[g]		$279.6	0.60%		0.60%		1.11%		36%
Period from 3/15/2013^ to 8/31/2013	$31.16	$0.14	$1.41	$1.55	$—	$—	$—	$—	$—	$—	$32.71	4.97	%**	$249.6	0.62	%*	0.62	%*	0.94	%*	35	%Ø
Value Fund
Institutional Class
8/31/2015	$16.51	$0.19	$(1.35)	$(1.16)	$(0.15)	$(0.85)	$—	$(1.00)	$—	$—	$14.35	(7.42%)		$13.1	1.82%		0.70%		1.24%		166%
8/31/2014	$13.52	$0.17	$2.92	$3.09	$(0.10)	$—	$—	$(0.10)	$—	$—	$16.51	22.98%		$12.6	2.41%		0.70%		1.12%		129%
8/31/2013	$11.18	$0.16	$2.40	$2.56	$(0.22)	$—	$—	$(0.22)	$—	$—	$13.52	23.23%		$6.9	5.93%		0.71%		1.25%		250%
8/31/2012	$9.95	$0.15	$1.16	$1.31	$(0.08)	$—	$—	$(0.08)	$—	$—	$11.18	13.25%		$2.7	9.42%		0.73%		1.46%		200%
8/31/2011	$8.30	$0.13	$1.60	$1.73	$(0.08)	$—	$—	$(0.08)	$—	$—	$9.95	20.87%		$2.6	18.35%		0.75%[c]		1.28%		191%
Class A
8/31/2015	$16.40	$0.13	$(1.33)	$(1.20)	$(0.10)	$(0.85)	$—	$(0.95)	$—	$—	$14.25	(7.71%)		$7.3	2.21%		1.08%		0.84%		166%
8/31/2014	$13.44	$0.11	$2.90	$3.01	$(0.05)	$—	$—	$(0.05)	$—	$—	$16.40	22.43%		$8.0	2.80%		1.10%		0.74%		129%
8/31/2013	$11.13	$0.10	$2.40	$2.50	$(0.19)	$—	$—	$(0.19)	$—	$—	$13.44	22.72%		$3.7	6.81%		1.11%		0.82%		250%
8/31/2012	$9.93	$0.12	$1.15	$1.27	$(0.07)	$—	$—	$(0.07)	$—	$—	$11.13	12.89%		$1.6	9.88%		1.08%		1.08%		200%
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.06	$(0.41)	$(0.35)	$—	$—	$—	$—	$—	$—	$9.93	(3.40	%)**	$0.3	17.08	%*	1.12	%*	1.22	%*	191	%Ø
Class C
8/31/2015	$16.18	$0.01	$(1.32)	$(1.31)	$(0.00)	$(0.85)	$—	$(0.85)	$—	$—	$14.02	(8.44%)		$0.5	2.98%		1.83%		0.07%		166%
8/31/2014	$13.31	$(0.01)	$2.88	$2.87	$—	$—	$—	$—	$—	$—	$16.18	21.56%		$0.6	3.57%		1.86%		(0.05%)		129%
8/31/2013	$11.05	$0.00	$2.39	$2.39	$(0.13)	$—	$—	$(0.13)	$—	$—	$13.31	21.82%		$0.3	7.31%		1.87%		0.01%		250%
8/31/2012	$9.89	$0.03	$1.16	$1.19	$(0.03)	$—	$—	$(0.03)	$—	$—	$11.05	12.07%		$0.1	10.74%		1.87%		0.30%		200%
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.01	$(0.40)	$(0.39)	$—	$—	$—	$—	$—	$—	$9.89	(3.79	%)**	$0.0	26.31	%*	1.86	%*	0.26	%*	191	%Ø
World Equity Fund
Institutional Class
Period from 6/30/2015^ to 8/31/2015	$10.00	$(0.00)	$(0.47)	$(0.47)	$—	$—	$—	$—	$—	$—	$9.53	(4.70	%)**	$3.8	10.33	%[b]*	1.00	%[b]*	(0.14	%)[b]*	39	%**
Class A
Period from 6/30/2015^ to 8/31/2015	$10.00	$(0.01)	$(0.47)	$(0.48)	$—	$—	$—	$—	$—	$—	$9.52	(4.80	%)**	$0.5	12.25	%[b]*	1.36	%[b]*	(0.50	%)[b]*	39	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contributions from Management	Redemption Feesøø	Net Asset Value, End of Year	Total Return†d		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
World Equity Fund (cont'd)
Class C
Period from 6/30/2015^ to 8/31/2015	$10.00	$(0.02)	$(0.47)	$(0.49)	$—	$—	$—	$—	$—	$—	$9.51	(4.90	%)**	$0.5	12.92	%[b]*	2.11	%[b]*	(1.26	%)[b]*	39	%**

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d
Except for the Fund classes listed below, the class action proceeds listed in Note A-4 of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended August 31, 2015. Had the Fund classes listed below not received class action proceeds in 2015, total return based on per share NAV for the year ended August 31, 2015 would have been:

Large Cap Value Fund Investor Class	(7.26)%
Large Cap Value Fund Trust Class	(7.45)%
Large Cap Value Fund Institutional Class	(7.09)%
Large Cap Value Fund Class A	(7.49)%
Large Cap Value Fund Class R3	(7.71)%
Small Cap Growth Fund Investor Class	7.07%
Small Cap Growth Fund Trust Class	6.86%
Small Cap Growth Fund Advisor Class	6.72%
Small Cap Growth Fund Institutional Class	7.41%
Small Cap Growth Fund Class A	7.05%
Small Cap Growth Fund Class C	6.37%
Small Cap Growth Fund Class R3	6.81%

Except for the Fund classes listed below, the class action proceeds received in 2014, 2013 and 2012, if any, had no impact on the Funds' total returns for the years ended August 31, 2014, 2013 and 2012. Had the Fund classes listed below not received class action proceeds in 2014, 2013 and/or 2012, total return based on per share NAV for the years ended August 31, 2014, 2013 and/or 2012 would have been:

	Year Ended August 31,
	2014	2013	2012
Genesis Fund Investor Class	13.62%	—	—
Genesis Fund Trust Class	13.51%	—	—
Genesis Fund Advisor Class	13.21%	—	—
Genesis Fund Institutional Class	13.78%	—	—
Genesis Fund Class R6	13.90%	—	—
Large Cap Value Fund Investor Class	—	23.93%	—
Large Cap Value Fund Trust Class	—	23.61%	—
Large Cap Value Fund Advisor Class	—	23.46%	—
Large Cap Value Fund Institutional Class	—	24.11%	—
Large Cap Value Fund Class A	—	23.57%	—
Large Cap Value Fund Class R3	—	23.41%	—
Mid Cap Intrinsic Value Fund Investor Class	22.79%	—	12.48%
Mid Cap Intrinsic Value Fund Trust Class	22.41%	—	12.34%
Mid Cap Intrinsic Value Fund Institutional Class	—	—	12.86%
Mid Cap Intrinsic Value Fund Class R3	22.17%	—	12.16%

Notes to Financial Highlights Equity Funds (cont'd)

	Year Ended August 31,
	2014	2013	2012
Small Cap Growth Fund Investor Class	—	23.81%	—
Small Cap Growth Fund Trust Class	—	23.45%	—
Small Cap Growth Fund Advisor Class	—	23.31%	—
Small Cap Growth Fund Institutional Class	—	24.05%	—
Small Cap Growth Fund Class A	—	23.84%	—
Small Cap Growth Fund Class C	—	22.92%	—
Small Cap Growth Fund Class R3	—	23.47%	—

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

^^  After utilization of the Line of Credit by Greater China Equity (2015) and Multi-Cap Opportunities (2011) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Funds are required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had Greater China Equity and Multi-Cap Opportunities not received expense reductions related to expense offset arrangements, and had Greater China Equity and Multi-Cap Opportunities not utilized the Line of Credit or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2015	2011
Greater China Equity Fund Institutional Class	1.50%	—
Greater China Equity Fund Class A	1.86%	—
Greater China Equity Fund Class C	2.61%	—
Multi-Cap Opportunities Fund Institutional Class	—	1.01%
Multi-Cap Opportunities Fund Class A	—	1.37%
Multi-Cap Opportunities Fund Class C	—	2.12%

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2015	2014	2013	2012	2011
Equity Income Fund Institutional Class	—	—	—	.70%	.76%
Equity Income Fund Class A	—	—	—	1.07%	1.16%
Equity Income Fund Class C	—	—	—	1.82%	1.90%
Equity Income Fund Class R3	—	1.32%	1.31%	1.35%	—
Genesis Fund Institutional Class	—	.85%	—	—	—
Genesis Fund Class R6	—	.78%	—	—	—
Guardian Fund Advisor Class	—	—	1.30%	1.33%	1.35%
Guardian Fund Institutional Class	—	—	—	.74%	.74%
Guardian Fund Class A	—	1.08%	1.10%	—	—
Guardian Fund Class C	—	1.84%	—	—	—
International Equity Fund Institutional Class	.83%	—	—	—	—

Notes to Financial Highlights Equity Funds (cont'd)

	Year Ended August 31,
	2015	2014	2013	2012	2011
International Equity Fund Class A	1.20%	—	—	—	—
International Equity Fund Class R6	.76%	—	—	—	—
Large Cap Disciplined Growth Fund Investor Class	—	—	1.05%	1.03%	1.08%
Large Cap Value Fund Institutional Class	.70%	.70%	—	—	—
Large Cap Value Fund Class A	—	1.08%	—	1.05%	—
Large Cap Value Fund Class C	1.82%	1.82%	1.86%	—	—
Mid Cap Growth Fund Advisor Class	—	—	—	1.31%	1.34%
Mid Cap Growth Fund Institutional Class	.73%	—	—	—	—
Mid Cap Growth Fund Class A	1.10%	—	—	—	—
Mid Cap Growth Fund Class R6	.67%	—	—	—	—
Mid Cap Intrinsic Value Fund Trust Class	—	1.23%	—	—	—
Mid Cap Intrinsic Value Fund Institutional Class	—	.82%	—	—	—
Mid Cap Intrinsic Value Fund Class A	—	1.21%	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	1.94%	—	—	—
Multi-Cap Opportunities Fund Institutional Class	—	—	.82%	.93%	—
Multi-Cap Opportunities Fund Class A	—	—	1.16%	1.30%	—
Multi-Cap Opportunities Fund Class C	—	—	1.92%	—	—
Socially Responsive Fund Institutional Class	—	—	—	—	.72%
Socially Responsive Fund Class A	—	—	1.08%	1.11%	—
Socially Responsive Fund Class C	—	—	1.83%	—	—
Socially Responsive Fund Class R3	—	—	—	1.32%	1.35%

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to June 1, 2011, redemption fees were charged on Emerging Markets Equity, International Equity, International Select, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2011 for Value, for the year ended August 31, 2013 for Emerging Markets Equity, Genesis, International Equity, Mid Cap Growth, Real Estate and Socially Responsive, and for the year ended August 31, 2014 for International Equity.

a  On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by International (acquired fund) prior to the merger date.

b  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

c  This ratio reflects a reduced fee schedule for certain expenses. If this ratio had not been reduced, the ratio would have been higher.

g  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended August 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman All Cap Core Fund,
Neuberger Berman Emerging Markets Equity Fund,
Neuberger Berman Equity Income Fund,
Neuberger Berman Focus Fund,
Neuberger Berman Genesis Fund,
Neuberger Berman Global Equity Fund,
Neuberger Berman Global Real Estate Fund,
Neuberger Berman Greater China Equity Fund,
Neuberger Berman Guardian Fund,
Neuberger Berman International Equity Fund,
Neuberger Berman International Select Fund,
Neuberger Berman Large Cap Value Fund,
Neuberger Berman Real Estate Fund,
Neuberger Berman Value Fund,
Neuberger Berman World Equity Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman All Cap Core Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Value Fund and Neuberger Berman World Equity Fund, fifteen of the series constituting Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2015, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods indicated therein and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above-mentioned series of the Neuberger Berman Equity Funds, at August 31, 2015, the results of their operations for the period then ended, the changes in their net assets for each of the periods indicated therein, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 16, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Socially Responsive Fund, each a series of Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Trust, as of August 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 15, 2015

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Neuberger Berman Asia Limited
Jardine House, 1 Connaught Place
Suites 2010-2020, 20th Floor
Central Hong Kong

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	61

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	61

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	61

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	61

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

61

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	61	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on March 25-26, 2015, the Board of the Trust, including the Independent Fund Trustees, evaluated and approved the management agreement with Management (the "Management Agreement") and the sub-advisory agreement between Management and Neuberger (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman World Equity Fund (the "Fund"). The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials provided by Management and met with senior representatives of Management regarding its personnel and operations as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of the Trust that were approved during the Board's annual contract review in October 2014. To assist the Board in its deliberations regarding contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to contract review, such as compliance matters.

The Independent Trustees receive from Independent Counsel a memorandum, at least annually, discussing the legal standards for their consideration of management and advisory agreements. During the course of their deliberations regarding their review of the Agreements, the Independent Fund Trustees met with Independent Counsel together with and separately from representatives of Management and Neuberger.

In connection with its approval of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board, and the Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board considered the scope and depth of the compliance programs of Management and Neuberger.

With respect to the overall fairness of the Agreements, the Board considered the fee structures proposed under the Agreements for the three classes to be registered initially as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management and Neuberger or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and overall expense ratio to a peer group and a larger group of broadly comparable funds and determined that, for two of the three classes, the total expense ratio, net of the contractual limit, was above the median total expense ratio of the larger group. In this analysis, it was assumed that the Fund had not grown large enough to trigger any breakpoints in the schedule of management fees. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group or the full category. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Notice to Shareholders

Neuberger Berman All Cap Core Fund, Equity Income Fund, Focus Fund, Genesis Fund, Global Equity Fund, Greater China Equity Fund, Guardian Fund, Intrinsic Value Fund, Large Cap Disciplined Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Intrinsic Value Fund, Multi-Cap Opportunities Fund, Real Estate Fund, Small Cap Growth Fund, Socially Responsive Fund and Value Fund hereby designate $12,056,895, $92,823,939, $113,979,974, $1,177,470,479, $3,317,428, $847,483, $193,226,409, $12,891,705, $57,031,255, $131,474,524, $112,035,066, $8,766,299, $86,383,844, $46,882,028, $183,741, $255,811,829 and $160,048, respectively, as a capital gain distribution. Neuberger Berman Equity Income Fund and Real Estate Fund hereby designate $649,410 and $1,429,465, respectively, as Section 1250 gain distributions.

For the fiscal year ended August 31, 2015, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2015 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
All Cap Core	$812,462
Emerging Markets Equity	11,769,536
Equity Income	79,583,549
Focus	13,946,682
Genesis	164,121,572
Global Equity	127,169
Global Real Estate	46,416
Greater China Equity	2,912,311
Guardian	23,145,930
International Equity	25,412,409
International Select	5,664,394
Intrinsic Value	2,206,226
Large Cap Disciplined Growth	1,411,165
Large Cap Value	31,791,519
Mid Cap Growth	4,495,773
Mid Cap Intrinsic Value	1,639,477
Multi-Cap Opportunities	41,115,517
Real Estate	23,023,912
Small Cap Growth	224,205
Socially Responsive	39,760,029
Value	488,908
World Equity	7,746

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0599 10/15

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is filed with this annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Candace L. Straight and George W. Morriss. Ms. Straight and Mr. Morriss are independent trustees as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman All Cap Core, Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Real Estate, Greater China Equity, Guardian, International Equity, International Select, Large Cap Value, Real Estate, Value and World Equity Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Intrinsic Value, Large Cap Disciplined Growth, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Socially Responsive Funds.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $680,750 and $659,150 for the fiscal years ended 2014 and 2015, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $146,300 and $150,675 for the fiscal years ended 2014 and 2015, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0%

and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $157,200 and $182,250 for the fiscal years ended 2014 and 2015, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $32,200 and $33,250 for the fiscal years ended 2014 and 2015, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $228,100 and $249,450 for the fiscal years ended 2014 and 2015, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $32,200 and $33,250 for the fiscal years ended 2014 and 2015, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: October 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: October 29, 2015

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: October 29, 2015